The
Prudential
Series Fund, Inc.

[GRAPHIC]

Annual Report to
Contract Owners

December 31, 1999


VARIABLE LIFE INSURANCE

Prudential's Variable Appreciable Life(R)

Pruco Life's Variable Appreciable Life(R)

Pruco Life of New Jersey's Variable
Appreciable Life(R)

Prudential's Custom VAL(SM)

Pruco Life's Discovery(R) Life Plus

Pruco Life of New Jersey's
Discovery(R) Life Plus

Pruco Life's Variable Life Insurance

Pruco Life of New Jersey's
Variable Life Insurance

Prudential Survivorship Preferred(R)


VARIABLE ANNUITIES

Prudential's Discovery(R) Plus

Pruco Life's Discovery(R) Plus

Pruco Life of New Jersey's Discovery(R) Plus

Pruco Life's Discovery Preferred(R)

Prudential's Variable Investment Plan(R)

Prudential's Qualified Variable Investment Plan


[LOGO OF PRUDENTIAL]
The Prudential Insurance
Company of America
751 Broad Street
Newark, NJ 07102-3777

Pruco Life Insurance Company
213 Washington Street
Newark, NJ 07102-2992

================================================================================

                        The Prudential Series Fund, Inc.

              Average Annual Total Return as of December 31, 19991

-----------------------------------------------------------------------------------------------------
                                  Six      One     Three    Five       Ten       Since    Inception
                                 Months    Year    Years    Years     Years    Inception     Date
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
 Fixed-Income Portfolios
-----------------------------------------------------------------------------------------------------
 Money Market2                    2.63%    4.97%    5.26%    5.36%     5.18%      6.30%     5/83
 Diversified Bond3                0.92    -0.74     4.91     7.80      7.69       8.62      5/83
 Government Income3              -0.09    -2.70     5.19     7.29      7.09       7.73      5/89
 Zero Coupon Bond 20004           1.56     2.18     5.61     7.77      8.00       9.50      2/86
 Zero Coupon Bond 20054          -0.63    -5.66     5.62     8.99      8.73       9.29      5/89
-----------------------------------------------------------------------------------------------------
 Balanced Portfolios
-----------------------------------------------------------------------------------------------------
 Conservative Balanced            2.55%    6.69%   10.59%   12.30%    10.28%     10.60%     5/83
 Flexible Managed                 1.15     7.78    11.91    14.60     11.77      11.80      5/83
-----------------------------------------------------------------------------------------------------
 High Yield Bond Portfolio
-----------------------------------------------------------------------------------------------------
 High Yield Bond                  1.08%    4.61%    5.14%    8.76%     9.78%      7.97%     2/87
-----------------------------------------------------------------------------------------------------
 Diversified Stock Portfolios
-----------------------------------------------------------------------------------------------------
 Stock Index                      7.54%   20.54%   27.16%   28.14%    17.75%     18.96%    10/87
 Equity Income                   -4.86    12.52    14.49    17.33     14.06      14.70      2/88
 Equity Class 1                  -2.58    12.49    15.31    18.99     15.08      14.98      5/83
 Prudential Jennison             22.98    41.76    36.92     N/A       N/A       32.11      4/95
 Small Capitalization Stock       7.12    12.68    11.86     N/A       N/A       16.08      4/95
 Global                          35.11    48.27    25.65    22.44     13.38      14.33      9/88
-----------------------------------------------------------------------------------------------------
 Specialized Portfolio
-----------------------------------------------------------------------------------------------------
 Natural Resources                9.56%   45.99%    2.28%   12.19%     9.03%     11.05%     5/88

1 "Average Annual Total Return" is an average rate of return based on growth or decline in the amounts invested plus the reinvestment of all dividends over the periods ended 12/31/99. Source: Prudential. Six-month returns are not annualized.

2 An investment in the Prudential Series Fund Money Market Portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of $10.00 per share, it is possible to lose money by investing in the Portfolio.

3 The guarantee on U.S. government securities applies only to the underlying securities of the Portfolio and not to the value of the Portfolio's shares.

4 Not available in all variable contracts.

================================================================================

The rates of return quoted above and on the following pages reflect the deduction of investment management fees and investment-related expenses, but not variable product charges. They reflect the reinvestment of dividend and capital gains distributions. They are not an estimate or a guarantee of future performance.

Variable life insurance and variable annuities are offered by Pruco Securities Corporation, Prudential Investment Management Services LLC and Prudential Securities Incorporated, all subsidiaries of Prudential. The principal business address of Pruco Securities Corporation and Prudential Investment Management Services LLC is 751 Broad Street, Newark, NJ 07102-3777. Prudential Securities Incorporated is located at One Seaport Plaza, New York, NY 10292.

Table of Contents
--------------------------------------------------------------------------------
Letter to Contract Owners .................................................   3
Commentary and Outlook .................................................... 4-7


--------------------------------------------------------------------------------
The Prudential Series Fund, Inc. Portfolios
--------------------------------------------------------------------------------
  Money Market Portfolio
  Diversified Bond Portfolio
  Government Income Portfolio
  Zero Coupon Bond 2000 Portfolio
  Zero Coupon Bond 2005 Portfolio
  Conservative Balanced Portfolio
  Flexible Managed Portfolio
  High Yield Bond Portfolio
  Stock Index Portfolio
  Equity Income Portfolio
  Equity Portfolio
  Prudential Jennison Portfolio
  Small Capitalization Stock Portfolio
  Global Portfolio
  Natural Resources Portfolio

Financial Reports

  Financial Statements.....................................................  A1
  Schedule of Investments..................................................  B1
  Notes to Financial Statements............................................  C1
  Financial Highlights ....................................................  D1
  Report of Independent Accountants........................................  E1

================================================================================

This report may be used with the public only when preceded or accompanied by current prospectuses for The Prudential Series Fund, Inc., and the applicable variable life or variable annuity product and the current Performance Data Update for the applicable product. The Performance Data Update shows historical investment performance after the deduction of investment management fees, investment-related expenses and the product's mortality and expense risk charges. For the variable life insurance products, additional contract charges include the cost of insurance, administrative, sales and any applicable withdrawal or surrender charges. These charges will reduce the rates of return shown on the Performance Data Update. For the variable annuity products, the Performance Data Update provides returns that are net of all contract charges, including applicable surrender or withdrawal charges. The prospectuses contain complete information concerning charges and expenses, including hypothetical performance illustrations that show the effects of performance on various assumptions, and should be read carefully before you invest or send money.

                                 [BLANK PAGE]

Letter To Contract Owners
Year Ended December 31, 1999


[PHOTO]

CHAIRMAN
John R. Strangfeld

"People differ in their level of comfort when the value of their investments fluctuates. Moreover, they may prefer less volatility as they approach retirement. We recommend that you consider your variable life insurance or variable annuity contract in the context of your entire portfolio of investments."

Dear Contract Owner:

This Annual Report reviews the investment strategies and performance of the portfolios available in your Prudential variable life insurance or variable annuity contract.

A look back at 1999

Last year, technology growth stocks far outperformed most other investments. Around the world, the spread of computers, the Internet, and wireless telecommunications is transforming the way people live. This resulted in increases in the valuation of many companies in that sector. Emerging market securities also had particularly strong returns, as the economic recovery of Asia restored investor confidence in these countries. Meanwhile, most bond investments did not perform well, nor did small-cap value stocks.

2000: A first glance

The new year began with a wave of profit taking, offset by good news on inflation, only to be driven lower by renewed concerns about inflation. The result has been significant daily market moves, both positive and negative. These daily, monthly, and even yearly developments in the market are important, and can be very interesting. It's equally important, however, to keep in mind the fundamentals of investing: asset allocation, diversification, and a systematic plan to reach long-term goals.

Know your own comfort level

People differ in their level of comfort when the value of their investments fluctuates. Moreover, they may prefer less volatility as they approach retirement. We recommend that you consider your variable life insurance or variable annuity contract in the context of your entire portfolio of investments.

Rebalancing your portfolio

After a divergent market such as the past year's, when returns were concentrated in a narrow group of securities, you may find that the balance among your holdings has changed. You may have a larger proportion in stocks than you are comfortable with, or a larger proportion in growth stocks. It may be a good idea to rebalance your holdings to restore the allocation that you had chosen to meet your needs.

The value of professional guidance

Your financial professional can help you determine if adjustments should be made, whether in light of today's dynamic marketplace, or if your needs have changed. The important point is for you to be comfortable with a plan to help reach your personal goals, rather than allowing your assets to drift with market activity.


Sincerely,



/s/ John R. Strangfeld

John R. Strangfeld
Chairman
The Prudential Series Fund, Inc.                               January 26, 2000

Equity Commentary

December 31, 1999


Global economic recovery and tech take off
--------------------------------------------------------------------------------
Economies around the world began to recover in 1999 as a global financial crisis that had roiled financial markets in 1997 and 1998 subsided. A flight of capital away from emerging market countries had resulted in economic recessions and weakened currencies in many of these nations. But in 1999 the weaker currencies helped boost their exports and revive their economies. Because the world economy was more stable, investors poured money into stocks and bonds of developing markets and stocks in Latin America, eastern Europe and Asia rose dramatically. Japanese stocks also rallied as that nation attacked its structural, financial and business problems.

The pickup in global economic demand boosted commodity prices. The United States saw strong advances for industrial cyclical stocks such as basic materials and capital goods. Booming economies, however, often lead to higher interest rates, so investors were cautious about rising rates throughout the year.

--------------------------------------------------------------------------------
Performance of Key Stock Market Indexes
Through December 31, 1999
--------------------------------------------------------------------------------

                                    [GRAPH]

                                     Six Months           1999

S&P 500                                 7.7%             21.0%
S&P 500/BARRA Value                    -1.1%             12.7%
S&P 500/BARRA Growth                   15.6%             28.3%
Russell 200 Value                      -6.4%             -1.5%
Russell 2000 Growth                    26.8%             43.1%
MSCI World Index Free*                 15.1%             24.8%
MSCI Europe Index                      18.8%             15.9%
MSCI Japan Index*                      33.8%             61.5%
--------------------------------------------------------------------------------


*In U.S. currency.

Sources: Morgan Stanley Capital International (MSCI), Standard & Poor's, Frank Russell Company and Prudential as of December 31, 1999. S&P 500 Composite, Russell 2000, and Morgan Stanley Capital International indexes are unmanaged indexes of stocks that provide an indication of stock price movements. Past performance is not indicative of future results. Investors cannot invest directly in an index. Please refer to inside back cover for benchmark definitions.

The views expressed are as of January 26, 2000, and are subject to change based on market and other conditions.

Growth stocks are normally interest rate sensitive, because rising rates reduce the value of future earnings. In addition, growth companies looking to expand may borrow from banks or issue bonds. This year, however, a surging tech sector provided an environment in which companies could raise funds relatively easily by issuing stock. The tech-heavy Nasdaq Composite closed at a record 4,069--an 86% gain for the year. Small and mid-cap U.S. growth stocks also had strong performances. The Russell Midcap Growth Index gained 51%; the Russell 2000 Smallcap Growth Index rose 43%.

In contrast, both small-cap value and mid-cap value stocks declined during 1999. At the beginning of 1999, value stocks were already much cheaper than growth stocks, and the sharp difference in performance over the course of the year increased these disparities in relative value.

Geographically broad-based stock gains
--------------------------------------------------------------------------------
The improved commodities markets and lower production costs due to currency devaluations made an excellent environment for the stocks of many developing countries. In Latin America, Mexico benefited from the increased linkage of its economy to the developed countries to its north; its stocks soared 82% (in U.S. dollars). Brazil also had a strong year. Both were rebounding from severe declines in 1998.

Among developed markets, the telecommunications sector saw considerable jockeying for position, with merger and takeover offers common. Telecom giant Nokia led the Nordic region to an 88% return. Developed Europe, as a whole, trailed the global markets but picked up toward the end of the year. The Japanese stock market rose 62% (in U.S. dollars) in part from the rise of the yen with respect to the U.S. dollar.

Within the United States, gains were narrow
--------------------------------------------------------------------------------
Increases in prices of U.S. stocks were concentrated. Many technology stocks had extraordinary returns, whether they were giant companies like Cisco Systems and Intel or initial public offerings (IPOs) of Internet companies with no earnings. Although some inexpensive sectors of the U.S. stock market--capital goods, basic materials, consumer cyclicals and energy--had good returns in 1999, value stocks overall trailed growth by a very broad margin. In the Russell 3000, which reflects all market capitalization sectors, growth stocks returned 34% while value stocks gained 7%.

Equity Outlook 2000

December 31, 1999


How long can it continue?
--------------------------------------------------------------------------------
The key uncertainty is whether the intense speculation in technology, Internet and communications stocks that accelerated late in 1999 will continue this year, or will investors turn to inexpensive industrial cyclical stocks such as capital goods and basic materials?

Although commodity prices and basic materials shares rose about 15% to 30% in 1999, they started from a very low base and are still relatively cheap. Commodity inventories are low, so accelerating global economic activity could push up prices and attract more investors to basic materials stocks. Because rising commodity prices also typically drive interest rates higher, this could trigger a market rotation away from the techs to industrials. Many industrial stocks have become quite inexpensive, while consolidation and restraint in investing in new capacity have prepared them to leverage the benefits of improving demand.

We expect continued earnings growth from many technology leaders as Internet use and wireless telecommunications spread to relatively undeveloped markets. Business-to-business Internet services are also growing rapidly. Despite the tremendous average gain of technology stocks in 1999, stock selection was and will continue to be important: When investors lost confidence in companies' prospects, the stocks fell, whether it was Amazon.com or a start-up.

U.S. stocks are generally expensive
--------------------------------------------------------------------------------
Our valuation models suggest the U.S. stock market (as represented by the S&P
500) is 15% to 20% overvalued. Market valuations are at a historic extreme--the dividend yield on the S&P 500 dropped to 1.16% and the price/earnings ratio reached 32.0. However, earnings estimates and revisions of estimates are still positive, which could provide the market with continued momentum.

Investors are paying more attention to earnings and trends than to valuations. When companies have missed estimates, even by small amounts, their shares have been punished. A broad decline in profit growth would be a danger signal. Normally, rising interest rates pose a threat to highly valued growth companies. In this earnings-focused market, however, it is not clear how investors will react should both interest rates and earnings continue to rise.

Given the uncertainty, the prudent course is to be exposed to the current trend and to alternatives--that is, to technology-intensive funds and to funds with a heavy exposure to commodity cyclicals. Although U.S. stocks are generally overvalued, there are still companies in many sectors that have good fundamentals, and whose shares are relatively inexpensive.

--------------------------------------------------------------------------------
Performance of U.S. Market Sectors Through December 31, 1999

                                    [GRAPH]

                                   Six Months           1999

Technology                           40.4%              75.1%
Energy                               -0.3%              19.0%
Capital Goods                         8.7%              28.9%
Utilities                            -9.9%              -8.9%
Communication Services                1.7%              19.1%
Basic Materials                       3.4%              26.4%
Consumer Cyclicals                    8.9%              22.3%
Healthcare                           -7.9%              -8.2%
Consumer Staples                     -4.2%              -6.3%
Financials                           -7.9%               4.0%
Transportation                      -18.9%              -9.7%

--------------------------------------------------------------------------------
Source: Standard & Poor's as of December 31, 1999. The S&P 500 Index is an unmanaged index of stocks that provides an indication of stock price movements. Past performance is not indicative of future results. Investors cannot invest directly in an index.

Bond Commentary

December 31, 1999


A challenging year for U.S. bonds.
--------------------------------------------------------------------------------
This year proved to be the worst in the history of the 30-year U.S. Treasury bond. An investor who purchased this Treasury bond at a 5.10% yield at the beginning of 1999 lost more than 14% by the end of the year. Many investors sold Treasuries, believing they no longer needed these conservative securities because the global financial crisis had begun to fade in the first quarter of 1999. Later in the year, Treasuries sold off amid fear that inflation was building in the domestic and global economies. Rising inflation hurts bonds by eroding the value of their fixed interest payments.

Concerns about mounting inflation were well founded. Crude oil prices more than doubled in 1999, albeit from their lowest level in more than a decade. Furthermore, the lowest U.S. unemployment rate in 30 years fueled fears of growing wage pressures. Consumers and businesses spent vigorously, threatening to boost the prices of goods and services. With the U.S. economy growing rapidly, the Federal Reserve was bound to increase short-term interest rates to slow economic growth and prevent spiraling inflation. To compensate for the risk of rising short-term rates, investors drove prices of Treasuries lower, which caused their yields to climb. The Treasury market was down 2.56% in 1999, as measured by the Lehman Brothers U.S. Treasury Index.

The first short-term rate hike occurred in June 1999, when the Fed raised the federal funds rate (the rate U.S. banks charge each other for overnight loans) by a quarter of a percentage point to 5.00%. Two more of the same magnitude followed in August and November 1999, which left the federal funds rate at 5.50%.

In this rising interest-rate environment, other fixed-income markets in the United States also sold off. Their prices, however, did not decline as much as the prices of Treasuries, because investors worried less about credit risks in 1999 than during the global financial crisis of 1997 and 1998. As a result, spreads--or the differences between the yields of other U.S. bond markets and Treasuries--generally declined in 1999, albeit with a fair amount of volatility. Among the U.S. bond market sectors that performed better than Treasuries in 1999 were investment-grade corporate bonds, federal government agency securities, high-yield (junk) bonds, asset-backed securities and mortgage-backed securities.

 ...but global growth aided emerging market bonds
--------------------------------------------------------------------------------
Although stronger-than-expected economic growth hurt bond markets in the United States, emerging market bonds benefited from the resurgence in the global economy.

They returned 23.07% for the year, beating all other fixed-income markets, as measured by the Lehman Brothers Emerging Market Index. As Asian and Latin American economies rebounded in 1999 from the global financial crisis, investors sought the bonds of nations such as South Korea and Brazil for their higher yields. Investors felt more confident about owning these riskier debt securities. Indeed, Moody's Investors Service upgraded the credit ratings of certain South Korean and Brazilian bonds.

--------------------------------------------------------------------------------
Performance of Fixed-Income Market Indexes Through December 31, 1999

                                    [GRAPH]

                                               Six Months        1999

Global (U.S. dollar) Index                        2.3%          -5.2%
U.S. Mortgage-Backed Securities                   1.3%           1.9%
Emerging Markets                                 11.7%          23.1%
U.S. Treasuries                                  -0.1%          -2.6%
U.S. Aggregate Index                              0.6%          -0.8%
U.S. Corp. Invest. Grade                          0.3%          -2.0%
U.S. Municipals                                  -1.2%          -2.1%
U.S. Corporate High Yield                         0.2%           2.4%

--------------------------------------------------------------------------------
Source: Lehman Brothers as of December 31, 1999. The Lehman Brothers indexes are unmanaged indexes of bonds that provide an indication of bond price movements. Past performance is not indicative of future results. Investors cannot invest directly in an index.

Bond Outlook 2000

December 31, 1999


U.S bonds still haunted by rate-hike fears
--------------------------------------------------------------------------------
Uncertainty about whether the Federal Reserve will leave short-term interest rates unchanged or increase them by a quarter or half percentage point should heighten volatility in U.S. bond markets early in 2000.

After their most recent meeting in late December 1999, the Fed voted to hold monetary policy steady. But the central bank issued a statement which warned that if strong demand for goods and services continues to outstrip the potential supply, inflation could build in the U.S. economy, despite the growth in productivity. In other words, the Fed might need to hike short-term rates again to cool off the economy and keep inflation in check. The U.S. central bank's next meeting is scheduled for February 2000.

Prudential economists expect U.S. economic growth to slow substantially in the first half of 2000. But if signs of moderating economic growth do not emerge quickly enough, the belief that another increase in the federal funds rate is necessary should prompt investors to push bond yields higher (and their prices lower) early in the year. We expect the yield on the 30-year U.S. Treasury bond to climb early in 2000 toward the upper end of our expected trading range, which is 6.00% to 7.00%. The benchmark yield could then drift lower as it becomes clear that the U.S. economy is losing steam. Indeed, we expect the 30-year Treasury bond yield to end the year closer to 6.00%. Despite the uncertainty facing the bond market early in 2000, we expect returns on U.S. investment-grade bonds to exceed their rather dismal performance of 1999.

There is also upward pressure on European bond yields, because many economists expect the European Central Bank (ECB) eventually to increase its 3.00% refinancing rate (what it charges commercial banks for short-term loans) in the first half of 2000. European economic growth has accelerated amid growing demand for European exports, which became very competitive because of the euro's 14% decline against the U.S. dollar in 1999.

U.S. corporate bonds expected to outperform Treasuries
--------------------------------------------------------------------------------
We expect both U.S. investment-grade and high-yield (junk) corporate bonds to continue to perform better than comparable Treasuries, albeit to a lesser extent than in 1999. We believe many investors will remain comfortable owning the debt securities of corporations if economic growth in the United States stabilizes at a 3.5% annualized pace this year, as expected by Prudential economists. Junk bonds appear to be attractive in light of their higher-than-normal yields. The average yield of the Lehman Brothers High Yield Index stood at 11.50% at the end of 1999--its highest level in more than seven years.

Rally in emerging market bonds seen on track
--------------------------------------------------------------------------------
This growing appetite for higher-yielding assets should also continue to benefit emerging market bonds. We expect crossover buyers--such as those that normally purchase investment-grade bonds--to turn to emerging market bonds in Asia, Latin America and eastern Europe to enhance yields on their portfolios. For example, such investors might be attracted to Brazilian bonds because of that nation's improving economic fundamentals, consolidating fiscal reform, increasing levels of foreign direct investment, and better climate for Brazilian exports created by the global economic recovery. All things considered, we anticipate further improvement in emerging market bonds, even though we do not expect them to replicate the hefty returns of 1999.

Prudential Series Fund

Money Market Portfolio

--------------------------------------------------------------------------------
December 31, 1999
--------------------------------------------------------------------------------

INVESTMENT GOAL

Current income, stability of capital and maintenance of liquidity.

TYPES OF INVESTMENTS

Short-term money market securities that generally mature in 13 months or less. These securities primarily consist of Certificates of Deposit (CDs), Commercial Paper and Bankers' Acceptances, U.S. Treasury bills (T-bills) and other instruments issued by or guaranteed by the U.S. government or its agencies.

--------------------------------------------------------------------------------
Seven-Day Current Net Yields
--------------------------------------------------------------------------------

                                    [GRAPH]

                              Money Market       Average Money
                               Portfolio1        Market Fund3

           Jun                   4.56%               4.23%
                                 4.58%               4.23%
                                 4.63%               4.27%
                                 4.73%               4.32%
                                 4.73%               4.34%
           Jul                   4.77%               4.37%
                                 4.84%               4.39%
                                 4.82%               4.41%
                                 4.83%               4.41%
                                 4.85%               4.46%
           Aug                   4.88%               4.49%
                                  4.9%               4.55%
                                 4.95%               4.58%
                                 4.96%                4.6%
                                 4.98%               4.64%
           Sep                   5.03%               4.66%
                                 5.09%               4.67%
                                 5.11%               4.71%
                                 5.11%               4.74%
           Oct                   5.14%               4.77%
                                 5.16%                4.8%
                                 5.19%               4.81%
                                 5.24%               4.87%
                                 5.28%               4.91%
           Nov                   5.29%               4.98%
                                 5.38%               5.01%
                                 5.46%               5.07%
                                 5.56%               5.12%
           Dec                   5.65%               5.16%


Weekly seven-day current net yields of the Money Market Portfolio and the IBC Taxable General Purpose, First and Second Tier Money Market Fund.

1 Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. Source: Prudential. Six-month returns are not annualized.

2 The Lipper Variable Insurance Products (VIP) Money Market Average is calculated by Lipper, Inc., and reflects the investment returns of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

3 Source: IBC Financial Data, Inc. As of 12/28/99, based on 311 funds in the IBC
  Taxable General Purpose, First and Second Tier Money Market Fund.


Performance Summary
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                                      Six                                           7-day
Average Annual Returns              Months   1-Year   3-Year   5-Year   10-Year   Current Net Yield
----------------------------------------------------------------------------------------------------
Money Market Portfolio1              2.63%    4.97%    5.26%    5.36%     5.18%        5.65%
----------------------------------------------------------------------------------------------------
Lipper (VIP) Money Market Avg.2      2.48%    4.75%    5.02%    5.12%     4.88%         N/A
----------------------------------------------------------------------------------------------------

Money Market Portfolio inception date: 5/13/83. The yield quotation more closely reflects the current earnings of the money market portfolio than the total return quotation.



The Prudential Series Fund Money Market Portfolio returned 4.97% in 1999, compared with a 4.75% return reported by the average money market fund as tracked by Lipper, Inc. On December 28, 1999, the Portfolio's seven-day yield was 5.65%, up from 4.58% on June 25, 1999.

Investors demanded higher yields on money market securities during 1999 in order to keep pace with the Federal Reserve's three increases in a key short-term interest rate. Under these market conditions, the Prudential Series Fund Money Market Portfolio provided a higher-than-average return for 1999.

We managed the Portfolio's cash flow so that we had ample money to buy the higher-yielding securities that became available after each change in U.S. monetary policy. We also bought attractively priced adjustable-rate securities later in the year.

(An investment in the Prudential Series Fund Money Market Portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $10.00 per share, it is possible to lose money by investing in the Portfolio.)

Performance Review
--------------------------------------------------------------------------------
Portfolio well-positioned heading into 2000. The Portfolio benefited from the attractively priced fixed-rate money market securities that we purchased near the end of 1999 and its higher-than-normal exposure to adjustable-rate securities of banks and corporations.

Strategy Session
--------------------------------------------------------------------------------
Portfolio performed well as interest rates rose. The brisk pace of U.S. economic growth in 1999 threatened to boost the prices of goods and services, and a low U.S. unemployment rate fueled fears that some employers might have to pay higher wages to attract or keep their workers. Because of these robust economic conditions, many investors worried that the Federal Reserve would increase the federal funds rate (what U.S. banks charge each other for overnight loans) to curb economic growth and prevent rising inflation. Investors pushed money market yields higher during the first quarter of 1999 in anticipation of this change in monetary policy. We locked in yields on one-year securities of banks and corporations because we did not believe a short-term rate hike was imminent, nor did we believe the Fed would move as aggressively as indicated by the rise in yields.

Fed policy makers finally released a statement in mid-May indicating they were leaning toward tightening monetary policy. In response to this information, we allowed the Portfolio's weighted average maturity (WAM) to shorten. WAM is a measurement tool that determines a fund's sensitivity to changes in the level of interest rates. It takes into account the maturity level of each security held by a fund. Having a shorter WAM prior to the change in monetary policy enabled the Portfolio to have ample money to buy higher-yielding securities that became available after the federal funds rate was increased by a quarter of a percentage point to 5.00% in June 1999. The Fed raised the key rate by the same amount in August and again in November 1999, leaving it at 5.50%. Before both of these moves, we also allowed the Portfolio's WAM to shorten and then purchased higher-yielding securities after the respective rate hikes.

Throughout the second half of 1999, we focused on money market securities whose interest rates adjusted periodically based on a London Interbank Offered Rate. Some corporations and banks rushed to issue these securities as worries that computers might malfunction at the end of the year provided incentive for them to get their year-end borrowing done early. This abnormally large supply of adjustable-rate securities provided unusually attractive yield spreads in order to entice investors. We took advantage of this buying opportunity.

Outlook
--------------------------------------------------------------------------------
Portfolio Managers Manolita Brasil, Joseph Tully

[PHOTO]  [PHOTO]

We expect more short-term rate hikes.
"Continued heavy spending by consumers and a strong domestic labor market have heightened the risk of rising inflation in the U.S. economy. Therefore, we expect the Fed to tighten monetary policy on more than one occasion in 2000."

Portfolio Composition

                                                             as of 12/31/99
                                                             --------------
Other Corporate Obligations                                           36.4%
Other Commercial Paper                                                29.6%
Foreign Bank Obligations                                              15.0%
U.S. Bank Obligations                                                 10.4%
Yankee Commercial Paper                                                8.1%
Funding Agreements                                                     0.5%

Source: Prudential. 37.9% of the Portfolio holdings are adjustable rate securities. Holdings are subject to change.

Prudential Series Fund
Diversified Bond Portfolio

--------------------------------------------------------------------------------
December 31, 1999
--------------------------------------------------------------------------------

INVESTMENT GOAL

High level of income over the long term while providing reasonable safety of capital.

TYPES OF INVESTMENTS

U.S. government securities, mortgage-backed bonds, both investment-grade and high-yield ("junk bond") corporate debt and foreign securities (dollar and non-dollar denominated).

INVESTMENT STYLE

This Portfolio seeks the highest yield while maintaining safety of capital, by strategically allocating Portfolio assets among the above classes of bonds.

--------------------------------------------------------------------------------
$10,000 Invested Over Ten Years
--------------------------------------------------------------------------------

                                    [GRAPH]

                                          Lipper
                       Diversified      (VIP) Corp.         Lehman
                          Bond           Debt BBB          Aggregate
                       Portfolio 1        Avg. 2         Bond Index 3

            89          10,000            10,000            10,000
                        10,220            10,224            10,283
            90          10,832            10,608            10,896
                        11,319            11,184            11,383
            91          12,613            12,432            12,640
                        12,954            12,806            12,982
            92          13,519            13,401            13,575
                        14,497            14,527            14,511
            93          14,889            15,049            14,899
                        14,321            14,282            14,323
            94          14,408            14,373            14,464
                        16,148            16,173            16,120
            95          17,395            17,346            17,136
                        17,128            17,061            16,928
            96          18,160            18,034            17,759
                        18,906            18,609            18,308
            97          19,716            19,885            19,473
                        20,590            20,697            20,238
            98          21,126            21,323            21,165
                        20,779            20,832            20,875
            99          20,971            20,884            20,991

The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political and economic change.

1 Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. Source: Prudential. Six-month returns are not annualized.

2 The Lipper Variable Insurance Products (VIP) Corporate Debt BBB Average is calculated by Lipper, Inc., and reflects the investment returns of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

3 The Lehman Aggregate Bond Index (LAI) is comprised of more than 5,000 government and corporate bonds. The LAI is an unmanaged index that includes the reinvestment of all interest, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the LAI may differ substantially from the securities in the Portfolio. The LAI is not the only index that may be used to characterize performance of income funds, and other indexes may portray different comparative performance.


Performance Summary
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      Six
Average Annual Returns               Months   1-Year   3-Year   5-Year   10-Year
--------------------------------------------------------------------------------
Diversified Bond Portfolio 1          0.92%   -0.74%    4.91%    7.80%     7.69%
--------------------------------------------------------------------------------
Lipper (VIP) Corp. Debt BBB Avg. 2    0.23%   -1.62%    5.15%    7.83%     7.62%
--------------------------------------------------------------------------------
Lehman Aggregate Bond Index 3         0.56%   -0.82%    5.73%    7.73%     7.70%
--------------------------------------------------------------------------------
Diversified Bond Portfolio inception date: 5/13/83.


For 1999, the Prudential Series Fund Diversified Bond Portfolio's decline of 0.74% still outperformed the 1.62% drop on the Lipper (VIP) Corporate Debt BBB Average.

The Portfolio had a disappointing year in 1999, as did the bond market as a whole, primarily because of inflation fears along with the resurgence of the global economy sending interest rates higher. Anticipating that the Federal Reserve would have to raise the federal funds rate to slow the U.S. economy and quell inflation fears, investors drove yields of many debt securities higher and their prices, which move in the opposite direction, lower.

Among the debt securities affected were U.S. Treasuries and investment-grade corporate bonds. The federal funds rate was indeed increased on June 30, 1999, as well as on August 24, 1999, and November 16, 1999. Each increase was 25 basis points (one quarter of 1 percent).

Performance Review
--------------------------------------------------------------------------------
The Portfolio's performance was affected by its fairly large exposure to investment-grade corporate bonds, particularly early in the year, and the sell-off in U.S. Treasuries.

The corporate bond market still performed better than U.S. Treasuries in 1999 as corporate bond spreads recovered from their 1998 wide levels. As the year progressed, the market became soft, and prices of long-term, investment-grade corporate bonds, which we mostly held, fell further than those with a shorter duration stance. The Lehman Brothers Government/Corporate Bond Index fell 2.15% overall in 1999, with a 0.39% gain in intermediate-term securities, but a 7.65% drop in long-term securities.

Strategy Session
--------------------------------------------------------------------------------
A tough time for bonds. The U.S. economy continued its strong growth cycle in 1999, and the global economy sustained its rebound throughout the year. Under this scenario, inflation fears grew, and investors drove the yields on many fixed-income securities higher and their prices lower. Lower-rated fixed-income securities that offer a large incremental yield over U.S. Treasuries, such as high-yield corporate bonds and emerging market bonds, fared better in this market environment. By contrast, the general safety of investment-grade corporate bonds and U.S. Treasuries, which the Portfolio mostly holds, was not sought after by investors, and these sectors performed poorly.

We began 1999 holding more corporate bonds than our competitive universe. Furthermore, the corporate bonds we held had longer-than-average maturities than that of the average bond portfolio. As the year progressed, investors decided the world was now a safer place to invest their money and sold out of U.S. Treasuries and investment-grade corporate bonds. By doing this, they drove the prices of these securities lower and their yields higher. Additionally, the prices of securities that had a longer-than-average duration fell substantially compared to those with a shorter duration. Duration is a measure of sensitivity to interest rate changes. We did cut back on our investment-grade corporate bond holdings in the spring, especially longer-maturity issues, to realize spread profits from prior purchases. We moved to pull the Portfolio's duration closer to a neutral stance throughout the year, which stabilized its performance.

After selling our longer-duration, investment-grade corporate bonds to cut our duration stance and help performance, we bought U.S. Treasuries that mostly had shorter-term maturities. We did this to position the Portfolio for the anticipated interest-rate hike by the Federal Reserve. The Fed did raise the federal funds rate (the rate that banks charge each other for overnight loans) 25 basis points, or 0.25%, on June 30, 1999. By using this strategy, we were able to find good bargains in Treasuries because they were fairly cheap, and bring some safety and liquidity back into the Portfolio. Furthermore, the corporate bond market, overall, became soft reflecting the continued heavy new-issue calendar it had.

Bolstered by Asia's continued economic turnaround, emerging market fixed-income securities began to perform nicely, and their countries' economic fundamentals strengthened as well. Many of the countries in this sector (Malaysia, Mexico, Bulgaria and Brazil) had their bonds upgraded. Therefore, we were able to add emerging market, dollar-denominated bonds to the Portfolio at cheap levels. This greatly increased our exposure to these bonds and benefited the Portfolio's performance.

Outlook
--------------------------------------------------------------------------------
Portfolio Manager Steven Kellner

[PHOTO]

U.S. economic expansion could moderate.
"Although economic activity in 1999 was stronger than expected, we still may not see significantly higher Treasury yields than where they are currently positioned. We also believe the U.S. economic expansion could moderate in 2000. If the economy behaves as expected, the 30-year Treasury bond yield could fluctuate in a range of 6% to 7%."

Portfolio Composition

                                                                 as of 12/31/99
                                                                 --------------
Corporate Bonds                                                           80.4%
U.S. Treasuries                                                            9.8%
Asset-Backed                                                               5.3%
Mortgages                                                                  2.0%
Cash/Other                                                                 2.0%
U.S. Government Agencies                                                   0.5%

Source: Prudential. Holdings are subject to change.

Credit Quality
                                                                 as of 12/31/99
                                                                 --------------
U.S. Government Agencies                                                  10.3%
AAA                                                                        7.6%
AA                                                                         6.6%
A                                                                         24.0%
BBB                                                                       38.7%
BB                                                                        11.2%
Short-Term/Cash                                                            1.6%

Average Credit Quality                                                        A
Duration                                                             5.30 years
Average Maturity                                                     9.42 years

Source: Prudential. Holdings are subject to change.

Prudential Series Fund
Government Income Portfolio

--------------------------------------------------------------------------------
December 31, 1999
--------------------------------------------------------------------------------

INVESTMENT GOAL

High level of income over the long term consistent with the preservation of capital.

TYPES OF INVESTMENTS

Primarily intermediate and longer-term U.S. government bonds, including U.S. Treasuries and agencies and mortgage-backed securities such as GNMA, FNMA and FHLMC bonds and foreign government securities.

INVESTMENT STYLE

The Portfolio seeks high current return by selecting bonds that offer an attractive combination of current income and price appreciation. The Portfolio Manager's goal is to select bonds believed to offer the best value in a given market climate.

--------------------------------------------------------------------------------
$10,000 Invested Over Ten Years
--------------------------------------------------------------------------------

                                    [GRAPH]

                 Government      Lipper (VIP)       Lehman
                   Income        General U.S.     Gov't. Bond
                 Portfolio 1     Gov't Avg. 2       Index 3

       89          10,000           10,000          10,000
                   10,116           10,203          10,221
       90          10,634           10,803          10,872
                   10,859           11,191          11,257
       91          12,347           12,504          12,537
                   12,435           12,781          12,805
       92          13,069           13,378          13,443
                   14,255           14,376          14,457
       93          14,710           14,704          14,876
                   13,886           13,993          14,263
       94          13,951           14,102          14,374
                   15,621           15,694          15,983
       95          16,668           16,695          17,010
                   16,263           16,356          16,705
       96          17,037           17,128          17,481
                   17,485           17,604          17,940
       97          18,684           18,684          19,157
                   19,421           19,383          19,959
       98          20,382           20,263          21,045
                   19,849           19,839          20,567
       99          19,831           19,876          20,575

The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political and economic change.

1 Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. Source: Prudential. Six-month returns not annualized.

2 The Lipper Variable Insurance Products (VIP) General U.S. Government Average is calculated by Lipper, Inc., and reflects the investment returns of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

3 The Lehman Government Bond Index (LGI) is a weighted index comprised of securities issued or backed by the U.S. government, its agencies and instrumentalities with a remaining maturity of one to 30 years. The LGI is an unmanaged index that includes the reinvestment of all interest, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the LGI may differ substantially from the securities in the Portfolio. The LGI is not the only index that may be used to characterize performance of income funds, and other indexes may portray different comparative performance.


Performance Summary
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     Six
Average Annual Returns              Months   1-Year   3-Year   5-Year   10-Year
--------------------------------------------------------------------------------
Government Income Portfolio 1       -0.09%   -2.70%    5.19%    7.29%     7.09%
--------------------------------------------------------------------------------
Lipper (VIP) General U.S. Gov't.
 Avg. 2                              0.06%   -2.13%    5.07%    6.94%     7.11%
--------------------------------------------------------------------------------
Lehman Gov't. Bond Index 3           0.04%   -2.23%    5.58%    7.44%     7.48%
--------------------------------------------------------------------------------
Government Income Portfolio inception date: 5/1/89.

The Prudential Series Fund Government Income Portfolio had a disappointing 1999 as inflation fears, along with the resurgence of the global economy, sent interest rates higher. Anticipating that the Federal Reserve would have to raise the federal funds rate to slow the U.S. economy and quell inflation, investors drove yields of many debt securities higher and their prices, which move in the opposite direction, lower.

Among the fixed-income securities affected were U.S. Treasuries and government agency bonds. The federal funds rate was indeed increased on June 30, 1999, August 24, 1999, and November 16, 1999, by 25 basis points (one quarter of 1 percent) each time. By the end of 1999, the Portfolio declined 2.70%, trailing the 2.13% drop on the Lipper (VIP) General U.S. Government Average.

The guarantee on U.S. Treasuries applies only to the underlying securities of the Portfolio and not to the value of the Portfolio's shares. Mortgage-backed securities entail additional prepayment and extension risks.

Performance Review
--------------------------------------------------------------------------------
A shorter duration was the better choice. The Portfolio's performance was hurt by its longer-than-average duration, caused by its exposure to longer-term U.S. Treasuries and agencies. (Duration is a measure of sensitivity to interest-rate changes.) Prices of long-term securities fell more than prices of short- or intermediate-term securities during the first half of 1999.

The Lehman Brothers U.S. Treasury Index fell 2.56% overall during 1999, with a 0.41% gain for intermediate-term securities and an 8.74% drop for long-term securities. Furthermore, the Lehman Brothers Agency Bond Index declined 0.94% in 1999, with a 0.74% gain for intermediate-term securities and an 8.65% drop for long-term securities.

Strategy Session
--------------------------------------------------------------------------------
Bonds struggled. The U.S. economy continued its strong growth cycle in 1999, and the global economy sustained its rebound throughout the year. Under this scenario, inflation fears grew, and investors drove the yields on many fixed-income securities higher and their prices lower.

Early in the year, mortgage-backed securities performed better than U.S. Treasuries as investors had fewer fears of having their premium coupon holdings refinanced early in a higher interest-rate environment. By contrast, the general safety of U.S. Treasuries and government agency bonds--major components of our Portfolio--was not sought after by investors, and these sectors performed poorly.

We began the year holding more U.S. Treasuries in expectation that there could be further problems in the emerging market arena. Furthermore, we did not anticipate the big jump in global economic growth that we saw during the year. We, therefore, did not cut back our duration stance as quickly as happened in our competitive universe, hurting relative performance. We did cut back on our U.S. Treasury holdings during the course of 1999, and also lightened our exposure to government agency bonds, resulting in the Portfolio's duration stance moving closer to neutral in relation to similar bond portfolios, by year end.

Although this move modestly helped performance, we should have trimmed our duration stance earlier in the year. Moreover, the Portfolio would have benefited from holding inflation-index bonds, which perform well in a sensitive inflationary environment, as well as giving the Portfolio a shorter duration.

Outlook
--------------------------------------------------------------------------------
Portfolio Manager Michael Lillard

[PHOTO]

Long-term interest could stabilize.
"Economic growth in the United States and abroad continues to be impressive. As we enter the new year, the increased level of interest rates combined with Y2K inventory depletion should help contain accelerating GDP growth. We look for long-term interest rates to end their climb and stabilize at current levels."


Portfolio Composition

                                                                 as of 12/31/99
                                                                 --------------
U.S. Government Agencies                                                  42.0%
U.S. Treasuries                                                           31.4%
Mortgages                                                                 18.4%
Asset-Backed                                                               4.4%
Corporate Bonds                                                            2.4%
Short-Term/Cash                                                            1.4%

Source: Prudential. Holdings are subject to change.

Credit Quality

                                                                 as of 12/31/99
                                                                 --------------
U.S. Government Agencies                                                  91.8%
AAA                                                                        3.8%
AA                                                                         3.0%
Short-Term/Cash                                                            1.4%

Average Credit Quality                                                      AAA
Duration                                                             5.91 years
Average Maturity                                                     8.90 years

Source: Prudential. Holdings are subject to change.

Prudential Series Fund
Zero Coupon Bond 2000 Portfolio*

December 31, 1999

INVESTMENT GOAL

Highest predictable compound investment return consistent with safety of capital, if held to maturity.

TYPES OF INVESTMENTS

Primarily the debt obligations of the U.S. Treasury and investment-grade corporations that have been issued without interest coupons or have been stripped of interest coupons.

 INVESTMENT STYLE

The Portfolio will allocate assets among U.S. Treasury and agency securities or zero coupon issues sold by corporations to find the highest yield available in bonds maturing in 2000.

--------------------------------------------------------------------------------
$10,000 Invested Over Ten Years
--------------------------------------------------------------------------------

                                    [GRAPH]

                    Zero Coupon        Lipper           Lehman
                     Bond 2000      (VIP) Target      Gov't. Bond
                    Portfolio 1      Mat. Avg. 2        Index 3

          89          10,000           10,000           10,000
                       9,885            9,779           10,221
          90          10,511           10,426           10,872
                      10,773           10,543           11,257
          91          12,688           12,564           12,537
                      12,767           12,666           12,805
          92          13,778           13,836           13,443
                      15,514           15,811           14,457
          93          16,004           16,455           14,876
                      14,876           14,976           14,263
          94          14,855           15,030           14,374
                      16,978           17,597           15,983
          95          18,059           19,115           17,010
                      17,601           18,162           16,705
          96          18,335           19,192           17,481
                      18,722           19,602           17,940
          97          19,649           21,073           19,157
                      20,256           21,956           19,959
          98          21,136           23,208           21,045
                      21,264           22,602           20,567
          99          21,597           22,638           20,575

* Not available in all variable contracts.

1 Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. Source: Prudential. Six-month returns not annualized.

2 The Lipper Variable Insurance Products (VIP) Target Maturity Average is calculated by Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

3 The Lehman Government Bond Index (LGI) is a weighted index comprised of securities issued or backed by the U.S. government, its agencies and instrumentalities with a remaining maturity of one to 30 years. The LGI is an unmanaged index and includes the reinvestment of all interest, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the LGI may differ substantially from the securities in the Portfolio. The LGI is not the only index that may be used to characterize performance of income funds, and other indexes may portray different comparative performance.


Performance Summary
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      Six
Average Annual Returns               Months   1-Year   3-Year   5-Year   10-Year
--------------------------------------------------------------------------------
Zero Coupon Bond 2000 Portfolio 1     1.56%    2.18%    5.61%    7.77%     8.00%
--------------------------------------------------------------------------------
Lipper (VIP) Target Mat. Avg. 2      -0.42%   -3.89%    5.70%    8.67%     8.50%
--------------------------------------------------------------------------------
Lehman Gov't. Bond Index 3            0.04%   -2.23%    5.58%    7.44%     7.71%
--------------------------------------------------------------------------------
Zero Coupon Bond 2000 Portfolio inception date: 2/12/86.

The Prudential Series Fund Zero Coupon Bond 2000 Portfolio returned 2.18% for the annual reporting period ended December 31, 1999, outperforming the negative 3.89% return of the Lipper (VIP) Target Maturity Average.

Prices of U.S. Treasuries mostly fell throughout 1999 as economies around the world continued their recoveries. Investors returned to, and maintained their fondness for, higher-yielding securities.

The Prudential Series Fund Zero Coupon Bond Portfolio is to be liquidated on November 15, 2000. On the liquidation date, all of the securities held by the Portfolio will be sold, and all outstanding shares will be redeemed. The redemption proceeds will--except as otherwise directed by Contract Owners--be used to purchase shares of the Prudential Series Fund Money Market Portfolio.

Performance Review
--------------------------------------------------------------------------------
Bonds with shorter maturities performed better. Debt securities with short- and intermediate-term maturities fared better than those with longer maturities in fixed-income markets over the past year.

The difference between returns on various maturities of U.S. Treasuries and federal government agency securities was reflected in the Lehman Government Bond Index.

Overall, the index fell 2.23% in 1999. This return comprised a 2.97% gain for the one- to three-year securities, a 0.49% gain for the intermediate-term securities and an 8.73% decline for the longer-term securities.

Because the Prudential Series Fund Zero Coupon Bond 2000 Portfolio holds very short-term securities, its return is most comparable to the index for securities maturing in one to three years.

Prudential Series Fund
Zero Coupon Bond 2005 Portfolio*

--------------------------------------------------------------------------------
December 31, 1999
--------------------------------------------------------------------------------

INVESTMENT GOAL

Highest predictable compound investment return consistent with safety of capital, if held to maturity.

TYPES OF INVESTMENTS

Primarily the debt obligations of the U.S. Treasury and investment-grade corporations that have been issued without interest coupons or have been stripped of interest coupons.

INVESTMENT STYLE

The Portfolio will allocate assets among U.S. Treasury and agency securities or zero coupon issues sold by corporations to find the highest yield available in bonds maturing in 2005.

--------------------------------------------------------------------------------
$10,000 Invested Over Ten Years
--------------------------------------------------------------------------------

                                    [GRAPH]

                    Zero Coupon        Lipper          Lehman
                     Bond 2005      (VIP) Target     Gov't. Bond
                    Portfolio 1      Mat. Avg. 2       Index 3

           89         10,000           10,000           10,000
                       9,742            9,779           10,221
           90         10,256           10,426           10,872
                      10,395           10,543           11,257
           91         12,426           12,564           12,537
                      12,351           12,666           12,805
           92         13,627           13,836           13,443
                      15,892           15,811           14,457
           93         16,616           16,455           14,876
                      14,929           14,976           14,263
           94         15,020           15,030           14,374
                      18,023           17,597           15,983
           95         19,804           19,115           17,010
                      18,443           18,162           16,705
           96         19,603           19,192           17,481
                      19,990           19,602           17,940
           97         21,794           21,073           19,157
                      22,759           21,956           19,959
           98         24,486           23,208           21,045
                      23,246           22,602           20,567
           99         23,101           22,638           20,575

* Not available in all variable contracts.

1 Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. Source: Prudential. Six-month returns not annualized.

2 The Lipper Variable Insurance Products (VIP) Target Maturity Average is calculated by Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

3 The Lehman Government Bond Index (LGI) is a weighted index comprised of securities issued or backed by the U.S. government, its agencies and instrumentalities with a remaining maturity of one to 30 years. The LGI is an unmanaged index that includes the reinvestment of all interest, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the LGI may differ substantially from the securities in the Portfolio. The LGI is not the only index that may be used to characterize performance of income funds, and other indexes may portray different comparative performance.

Performance Summary
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      Six
Average Annual Returns               Months   1-Year   3-Year   5-Year   10-Year
--------------------------------------------------------------------------------
Zero Coupon Bond 2005 Portfolio 1    -0.63%   -5.66%    5.62%    8.99%     8.73%
--------------------------------------------------------------------------------
Lipper (VIP) Target Mat. Avg. 2      -0.42%   -3.89%    5.70%    8.67%     8.50%
--------------------------------------------------------------------------------
Lehman Gov't. Bond Index 3            0.04%   -2.23%    5.58%    7.44%     7.48%
--------------------------------------------------------------------------------
Zero Coupon Bond 2005 Portfolio inception date: 5/1/89.

The Prudential Series Fund Zero Coupon Bond 2005 Portfolio declined 5.66% during 1999, and trailed the 3.89% decline of the Lipper (VIP) Target Maturity Average.

Investors drove U.S. Treasury prices lower during 1999 amid fears that strong economic growth and low unemployment would lead to higher inflation. U.S. Treasury yields, therefore, which move in the opposite direction of prices, rose as a concern about a global financial crisis faded and made investors less inclined to hold "safe haven" securities.

The Portfolio declined because it mostly holds five- and six-year bonds whose prices fell more rapidly than shorter-maturity instruments as inflation fears mounted.

Performance Review
--------------------------------------------------------------------------------
Short-term maturities did better. While the sell-off in U.S. Treasuries negatively affected most fixed-income markets in 1999, prices of debt securities with longer maturities fell more than those with shorter maturities.

The Prudential Series Fund Zero Coupon Bond 2005 Portfolio was hurt in 1999 as the world became an increasingly safer place for investors to put their money, feeling little effects of the global financial crisis that lingered into the beginning of 1999.

Furthermore, the safety of U.S. Treasuries did not continue to appeal to investors, because they felt that strong economic conditions made it safe to return to higher-yielding, riskier debt securities.

Prudential Series Fund
Conservative Balanced Portfolio

--------------------------------------------------------------------------------
December 31, 1999
--------------------------------------------------------------------------------

INVESTMENT GOAL

Favorable total return consistent with a more conservatively managed diversified portfolio.

TYPES OF INVESTMENTS

Money market instruments, bonds and common stocks of both established and smaller companies.

INVESTMENT STYLE

The Portfolio management team holds a baseline allocation of 35% stocks and 65% debt obligations and money market securities.

--------------------------------------------------------------------------------
$10,000 Invested Over Ten Years
--------------------------------------------------------------------------------

                                   [GRAPH]

$10,000 Invested Over Ten Years

                    Conservative              Lipper (VIP)            Lehman Gov't./
                 Balanced Portfolio 1     Balanced Funds Avg. 2     Corp. Bond Index 4     S&P 500 Index 3
    89                10,000                    10,000                   10,000                10,000
                      10,336                    10,209                   10,242                10,308
    90                10,527                    10,134                   10,828                 9,689
                      11,386                    10,975                   11,288                11,068
    91                12,535                    12,197                   12,575                12,635
                      12,647                    12,320                   12,888                12,550
    92                13,406                    13,198                   13,528                13,596
                      14,456                    13,983                   14,582                14,257
    93                15,042                    14,678                   15,020                14,963
                      14,691                    14,059                   14,369                14,457
    94                14,896                    14,298                   14,493                15,160
                      16,362                    16,278                   16,203                18,220
    95                17,469                    17,732                   17,282                20,850
                      18,350                    18,525                   16,957                22,953
    96                19,675                    19,933                   17,784                25,634
                      21,208                    21,906                   18,272                30,914
    97                22,322                    23,605                   19,519                34,183
                      24,112                    25,925                   20,333                40,241
    98                24,941                    27,134                   21,368                43,959
                      25,949                    28,972                   20,881                49,400
    99                26,611                    30,228                   20,909                53,205


The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political and economic change.

1 Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. Source: Prudential. Six-month returns not annualized.

2 The Lipper Variable Insurance Products (VIP) Balanced Funds Average is calculated by Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

3 The S&P 500 Composite Stock Price Index is a capital-weighted index representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The S&P 500 is an unmanaged index that includes the reinvestment of all dividends, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the S&P 500 may differ substantially from the securities in the Portfolio.

4 The Lehman Government/Corporate Bond Index is comprised of government and corporate bonds. The Index is an unmanaged index that includes the reinvestment of all interest, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the index may differ substantially from the securities in the Portfolio. The Lehman Gov't./Corp. Bond Index is not the only index that may be used to characterize performance of income funds, and other indexes may portray different comparative performance.

Performance Summary
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      Six
Average Annual Returns               Months   1-Year   3-Year   5-Year   10-Year
--------------------------------------------------------------------------------
Conservative Balanced Portfolio 1     2.55%    6.69%   10.59%   12.30%    10.28%
--------------------------------------------------------------------------------
Lipper (VIP) Balanced Funds Avg. 2    2.48%    8.58%   14.28%   15.99%    11.65%
--------------------------------------------------------------------------------
S&P 500 Index 3                       7.70%   21.03%   27.56%   28.54%    18.19%
--------------------------------------------------------------------------------
Lehman Gov't./Corp. Bond Index 4      0.04%   -2.23%    5.58%    7.44%     7.71%
--------------------------------------------------------------------------------
Conservative Balanced Portfolio inception date: 5/13/83.

The Prudential Series Fund Conservative Balanced Portfolio--which invests in a conservative mix of bonds, stocks and money market securities--returned 6.69% in 1999, well above the average bond return, because this was a strong year for stocks and a very poor one for bonds. It trailed the 8.58% return of the Lipper
(VIP) Balanced Fund Average because the Portfolio's conservative mandate requires a smaller proportion of equities in the asset allocation than the typical balanced portfolio.

In 1999, stock allocations were kept somewhat above the Portfolio's normal 35%, adding to the benefit of the strong stock market performance. However, the portion of our stocks that were actively managed in a value style substantially trailed the S&P 500, because the index return was boosted by the exceptionally high returns of technology growth stocks. Moreover, the benefit of the larger stock allocation was offset by the impact of shifting most of the normal money market allocation into intermediate bonds. Although the Portfolio's bonds outperformed their intermediate-bond benchmark, 1999 was a very poor year for bonds.

Performance Review
--------------------------------------------------------------------------------
The normal allocation of the Conservative Balanced Portfolio is approximately equal holdings of stocks, bonds and money market instruments. This balance is intended to provide better performance than a portfolio consisting only of bonds, but with less annual volatility. For the past several years, we shifted most of the money market allocation to intermediate-term bonds to improve the Portfolio's return. Although that strategy was rewarded in preceding years, 1999 was a particularly poor year for bonds. Our long-term bonds faced only the second year of negative performance for the bond market (as measured by the Lehman Brothers U.S. Aggregate Index) since the index began in 1976. The intermediate-term bonds, though they turned in a positive performance, contributed less than in previous years.

Another poor year for value stocks. A portion of our stocks is managed with an active style that has a significant exposure to stocks of mid-sized companies trading at attractive values. These stocks did not participate in the technology stock market rally. Consumer cyclical stocks, such as that of housing-related Owens Corning (insulation and glass), performed poorly. The insurance industry also had a weak year, which hurt the financial holdings, but brokerages and integrated financial service companies, such as Lehman Brothers, Morgan Stanley Dean Witter, and Citigroup, made a substantial contribution to the Portfolio's return.

Strategy Session
--------------------------------------------------------------------------------
Active asset allocation. We use a mathematical model to compare the expected return on the entire stock market (determined primarily by prices and estimated earnings) to interest rates on bonds. We try to increase the proportion of the asset class (e.g., stocks or bonds) that offers the best value at any given time.

Because asset class has a greater impact on returns over the long term than selection of individual securities, these shifts in allocation may affect returns significantly. However, such shifts are made less frequently than in the Flexible Managed Portfolio. The equity allocation is shared between a portion managed to mirror the behavior of the S&P 500 Index and a part actively managed in a value style. We continue to invest much of the money market allocation in intermediate bonds.

Bond strategy: no change. As the global economy speeds up with the recovery of Asia and the acceleration of Europe, the outlook for corporate profit growth is good. The higher yields of corporate bonds over government issues make them more attractive, and we have thus overweighted them.

Value investing. Industrials are our largest focus. Alcoa, the aluminum company, made a substantial contribution to our return. Demand is high, and Alcoa owns a large part of the world's supply of alumina, the ore from which aluminum comes. Paper companies, such as Boise Cascade, Champion International, Mead, and Georgia Pacific, are benefiting from a slowdown in new capacity.


Outlook
--------------------------------------------------------------------------------
Portfolio Manager Mark Stumpp

[PHOTO]

On average, stocks are expensive.
"Our asset allocation technology does not attempt to predict the future, but rather attempts to react to pricing variations as they occur in the market. At the beginning of the year 2000, our models suggest that stocks are still somewhat expensive, because today's higher interest rates reduce the value implicit in strongly rising earnings. Although we believe our models may somewhat undervalue the growth stocks that have become a larger share of the stock market, we think, nonetheless, that the risks associated with stocks at these prices are greater than the potential rewards. We will wait for either a break in interest rates or falling stock prices before significantly overweighting stocks compared with our normal levels."

Portfolio Composition (Long Term)

                                                                  as of 12/31/99
                                                                  --------------
Bonds                                                                      56.2%
Stocks                                                                     42.4%
Money Market                                                                1.4%

Source: Prudential. Holdings subject to change.


Sector Breakdown--Stock

                                                                  as of 12/31/99
                                                                  --------------
Technology                                                                 25.3%
Consumer Growth & Staples                                                  21.0%
Industrials                                                                14.9%
Financials                                                                 14.6%
Consumer Cyclicals                                                          9.4%
Utilities                                                                   8.6%
Energy                                                                      5.8%
Miscellaneous                                                               0.4%


Sector Breakdown--Bond

                                                                  as of 12/31/99
                                                                  --------------
Corporate Bonds                                                            87.6%
U.S. Treasuries                                                             5.1%
Asset-Backed                                                                4.1%
Short-Term/Cash                                                             1.9%
Equity Securities                                                           1.1%
Miscellaneous                                                               0.2%

Source: Prudential. Holdings subject to change.

Prudential Series Fund
Flexible Managed Portfolio

--------------------------------------------------------------------------------
December 31, 1999
--------------------------------------------------------------------------------

INVESTMENT GOAL
High total return consistent with a more aggressively managed diversified portfolio.

TYPES OF INVESTMENTS
Money market instruments, bonds and common stocks of both established and smaller companies.

INVESTMENT STYLE
The Portfolio management team holds a baseline allocation of 60% stocks and 40% bonds.

--------------------------------------------------------------------------------
$10,000 Invested Over Ten Years
--------------------------------------------------------------------------------

                                    [GRAPH]

                   Flexible         Lipper       Lehman Gov't/
                   Managed      (VIP) Flexible    Corp. Bond     S&P 500
                  Portfolio 1       Avg. 2         Index 4       Index 3

          89        10,000          10,000          10,000        10,000
                    10,198          10,266          10,242        10,308
          90        10,191          10,101          10,828         9,689
                    11,078          11,230          11,288        11,068
          91        12,783          12,734          12,575        12,635
                    12,507          12,749          12,888        12,550
          92        13,756          13,750          13,528        13,596
                    14,982          14,597          14,582        14,257
          93        15,899          15,389          15,020        14,963
                    15,032          14,771          14,369        14,457
          94        15,396          15,138          14,493        15,160
                    17,268          17,286          16,203        18,220
          95        19,111          19,044          17,282        20,850
                    20,087          20,122          16,957        22,953
          96        21,717          21,797          17,784        25,634
                    23,916          24,141          18,272        30,914
          97        25,618          26,141          19,519        34,183
                    28,073          28,951          20,333        40,241
          98        28,240          30,260          21,368        43,959
                    30,091          32,174          20,881        49,400
          99        30,436          34,262          20,909        53,205

  The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political and economic change.

1 Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. Source: Prudential. Six-month returns not annualized.

2 The Lipper Variable Insurance Products (VIP) Flexible Average is calculated by
  Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

3 The S&P 500 Composite Stock Price Index is a capital-weighted index representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The S&P 500 is an unmanaged index that includes the reinvestment of all dividends, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the S&P 500 may differ substantially from the securities in the Portfolio.

4 The Lehman Government/Corporate Bond Index is comprised of government and corporate bonds. The Index is an unmanaged index that includes the reinvestment of all interest, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the index may differ substantially from the securities in the Portfolio. The Lehman Gov't./Corp. Bond Index is not the only index that may be used to characterize performance of income funds, and other indexes may portray different comparative performance.


Performance Summary
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     Six
Average Annual Returns              Months   1-Year   3-Year   5-Year   10-Year
--------------------------------------------------------------------------------
Flexible Managed Portfolio 1         1.15%    7.78%   11.91%   14.60%    11.77%
--------------------------------------------------------------------------------
Lipper (VIP) Flexible Avg. 2         5.63%   12.07%   15.17%   17.11%    12.94%
--------------------------------------------------------------------------------
S&P 500 Index 3                      7.70%   21.03%   27.56%   28.54%    18.19%
--------------------------------------------------------------------------------
Lehman Gov't./Corp. Bond Index 4     0.04%   -2.23%    5.58%    7.44%     7.71%
--------------------------------------------------------------------------------
Flexible Managed Portfolio inception date: 5/13/83.

The Prudential Series Fund Flexible Managed Portfolio--which invests in an actively managed mix of stocks, bonds and money market securities--had an overall return of 7.78%. The gain was a result of the strong performance of stocks in 1999, while the bond market (as measured by the Lehman Brothers U.S. Aggregate Index) had only the second year of negative performance since the Index began in 1976. The Portfolio trailed the 12.07% Lipper (VIP) Flexible Fund Average, primarily because the portion of our stocks that were actively managed in a value style substantially trailed that of the S&P 500.

In addition, our models indicated that stocks were overvalued for much of the year, so we were slightly below our 60% norm and did not participate as fully, as we might have, when markets rose. Although the bond market lost ground overall in 1999, our bond holdings held up considerably better than their benchmark.

Performance Review
--------------------------------------------------------------------------------
A tightly focused market. Our asset pricing model compares the current price of stocks and bonds, considering earnings, earnings growth, and interest rates. In 1999, stocks looked overvalued, but the threat of rising interest rates and a strong enthusiasm for technology stocks pulled investors to the stock market nonetheless. The portion of our portfolio allocated to the broad stock market performed best. We had significant exposure to stocks throughout the period, but had slightly underweighted them relative to our normal position. As a result, the benefit from the rising market was somewhat less than it might have been.

Over the year, rising interest rates pushed down bond prices. Our bond portfolio had a focus on corporate bonds instead of U.S. Treasuries, and the impact of falling interest rates was mostly offset by the higher yields on corporates and by the fact that their prices held up better than those of Treasuries. They began the year being relatively inexpensive because during the financial crisis of 1997-98, investors strongly preferred the greater safety of U.S. government bonds. As the world appeared a safer place, the higher yields on corporates attracted more investors.

Another poor year for value stocks. Half of our stocks are managed with an active style that has a significant exposure to stocks of mid-sized companies trading at attractive values. These stocks did not participate in the technology stock market rally. Consumer cyclical stocks, such as those of housing-related Owens Corning (insulation and glass) and Oakwood (manufactured housing), performed poorly. The insurance industry had a poor year, which hurt the financial holdings, but brokerages and integrated financial service companies, such as Lehman Brothers, Morgan Stanley Dean Witter, and Citigroup, made a substantial contribution to the Portfolio's return.

Strategy Session
--------------------------------------------------------------------------------
Active asset allocation. We use a mathematical model to compare the expected return on the entire stock market (determined primarily by prices and estimated earnings) to interest rates on bonds. We try to increase the proportion of the asset class (e.g., stocks or bonds) that offers the best value at any time.

Because asset class has a greater impact on returns over the long term than selection of individual securities, these shifts in allocation may affect returns significantly. Your equity allocation is shared between a portion managed to mirror the behavior of the S&P 500 Index and a part actively managed in a value style.

Value investing. Industrials are our largest focus. Alcoa, the aluminum company, made a substantial contribution to our return. Demand is high, and Alcoa owns a large part of the world's supply of alumina, the ore from which aluminum comes. Paper companies, such as Boise Cascade, Champion International, Mead, and Georgia Pacific, are benefiting from a slowdown in new capacity.

Bond strategy: no change. As the global economy speeds up with the recovery of Asia and the acceleration of Europe, the outlook for corporate profit growth is good. The higher yields of corporate bonds over government issues make them more attractive, and we have thus overweighted them.


Outlook
--------------------------------------------------------------------------------
Portfolio Manager Mark Stumpp

[PHOTO]

On average, stocks are expensive.
"Our asset allocation technology does not attempt to predict the future, but rather attempts to react to pricing variations as they occur in the market. At the beginning of the year 2000, our models suggest that stocks are still somewhat expensive, because today's higher interest rates reduce the value implicit in strongly rising earnings. Although we believe our models may somewhat undervalue the growth stocks that have become a larger share of the stock market, we think, nonetheless, that the risks associated with stocks at these prices are greater than the potential rewards. We will wait for either a break in interest rates or falling stock prices before significantly overweighting stocks compared with our normal levels."


Portfolio Composition (Long Term)

                                                                  as of 12/31/99
                                                                  --------------
Stocks                                                                     57.4%
Bonds                                                                      41.8%
Money Market                                                                0.8%

Source: Prudential. Holdings subject to change.


Sector Breakdown--Stock

                                                                  as of 12/31/99
                                                                  --------------
Industrials                                                                21.9%
Consumer Growth & Staples                                                  18.6%
Technology                                                                 17.9%
Financials                                                                 17.0%
Consumer Cyclicals                                                         11.9%
Utilities                                                                   6.5%
Energy                                                                      5.9%
Miscellaneous                                                               0.3%

Sector Breakdown--Bond

                                                                  as of 12/31/99
                                                                  --------------
Corporate Bonds                                                            78.5%
U.S. Treasuries                                                            13.0%
Asset-Backed                                                                5.3%
Short-Term/Cash                                                             1.7%
Equity Securities                                                           1.3%
U.S. Government Agencies                                                    0.2%

Source: Prudential. Holdings subject to change.

Prudential Series Fund
High Yield Bond Portfolio

--------------------------------------------------------------------------------
December 31, 1999
--------------------------------------------------------------------------------

INVESTMENT GOAL
High total return.

TYPES OF INVESTMENTS
Primarily noninvestment-grade bonds. These bonds have speculative characteristics and are subject to greater credit and market risk than higher-quality securities.

INVESTMENT STYLE
Concentrates primarily on junk bonds that appear to offer an attractive combination of high current income and attractive total return.

--------------------------------------------------------------------------------
$10,000 Invested Over Ten Years
--------------------------------------------------------------------------------

                                    [GRAPH]

                                      Lipper (VIP)         Lehman
                     High Yield       High Current      Corporate High
                  Bond Portfolio 1    Yield Age. 2      Yield Index 3

             89        10,000            10,000            10,000
                       10,114            10,146            10,249
             90         8,816             9,302             9,041
                       11,044            11,294            11,718
             91        12,253            12,595            13,217
                       13,568            13,923            14,585
             92        14,401            14,675            15,299
                       16,037            16,353            16,911
             93        17,176            17,446            17,917
                       16,988            17,033            17,511
             94        16,709            16,924            17,733
                       18,302            18,762            19,934
             95        19,643            20,058            21,133
                       20,583            20,990            21,863
             96        21,881            22,725            23,532
                       23,166            24,065            24,901
             97        24,897            25,677            26,535
                       26,191            26,791            27,729
             98        24,310            25,455            27,030
                       25,160            26,200            27,625
             99        25,431            26,405            27,677

The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political and economic change.

1 Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. Source: Prudential. Six-month returns not annualized.

2 The Lipper Variable Insurance Products (VIP) High Current Yield Average is calculated by Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

3 The Lehman Corporate High Yield Index (LHYI) is comprised of over 700 noninvestment-grade bonds. The LHYI is an unmanaged index that includes the reinvestment of all interest, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the LHYI may differ substantially from the securities in the Portfolio. The LHYI is not the only index that may be used to characterize performance of income funds, and other indexes may portray different comparative performance.


Performance Summary
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                         Six
Average Annual Returns                  Months  1-Year  3-Year  5-Year  10-Year
--------------------------------------------------------------------------------
High Yield Bond Portfolio 1              1.08%   4.61%   5.14%   8.76%    9.78%
--------------------------------------------------------------------------------
Lipper (VIP) High Current Yield Avg. 2   0.66%   3.83%   5.72%   9.48%   10.15%
--------------------------------------------------------------------------------
Lehman  Corporate High Yield Index 3     0.19%   2.39%   5.56%   9.31%   10.72%
--------------------------------------------------------------------------------
High Yield Bond Portfolio inception date: 2/3/87.


The Prudential Series Fund High Yield Bond Portfolio provided a 4.61% return in 1999 that beat the 3.83% return of the average variable investment product high current yield fund as measured by Lipper, Inc.

The Portfolio outperformed its benchmark Lipper Average largely because of its exposure to the bonds of U.S. telecommunications companies and cable television firms, both of which performed extremely well during the year.

Overall, 1999 was a challenging year for all U.S. fixed-income markets, including high-yield (junk) bonds. Investors demanded higher yields and lower prices on U.S. bonds in order to keep pace with the Federal Reserve's three increases in a key short-term interest rate. Under these bearish market conditions, the Lehman Brothers Corporate High Yield Index still posted a 2.39% return in 1999 that beat all other U.S. debt securities markets.


Performance Review
--------------------------------------------------------------------------------
Bonds rated single-B or lower benefited the Portfolio. The Portfolio held a larger percentage of high-yield bonds rated single-B and below than the Lehman Brothers U.S. Corporate High Yield Index. These were the best performing quality tiers of the high-yield bond market in 1999.

Strategy Session
--------------------------------------------------------------------------------
Portfolio focused on bonds of the telecommunications and cable television sectors. Several factors affected the U.S. high-yield bond market during 1999--a rising interest rate environment, an increase in the number of companies that failed to make timely interest payments on their junk bonds, and residual concern about a global financial crisis that occurred in 1997 and 1998.

The Federal Reserve increased the federal funds rate (what banks charge each other for overnight loans) by a quarter of a percentage point in June, August, and November 1999, which left the rate at 5.50%. By hiking this key rate, the Fed hoped that higher borrowing costs for businesses and consumers would slow the brisk pace of U.S. economic growth and prevent a build-up in inflation. In this rising interest rate environment, investors required higher yields (and lower prices) on U.S. debt securities, including junk bonds. High-yield bonds also sold off amid concern about the growing number of companies that did not make scheduled interest payments on their junk bonds in 1999.

The Portfolio emphasized bonds of telecommunications companies and cable television firms amid this bearish trend. The strong performance of these bonds relative to most other sectors of the high-yield market helped the Portfolio beat its benchmark Lipper average. We believe both industries offer solid potential for earnings growth as well as potential for positive event risk, such as acquisitions or business combinations. Examples include Microsoft's investment in Comcast Corp. and Charter Communications acquisition of several small cable companies, whose bonds are held by the Portfolio. We increased telecommunications bonds to 22.6% of the Portfolio's total investments as of December 31, 1999. Meanwhile, we trimmed the Portfolio's exposure to health care bonds, as this was one of the worst performing sectors of the high-yield market in 1999.

Throughout the year, we also focused on adding larger bond issues to the Portfolio. They are more liquid or easier to buy and sell than smaller bond issues. During the global financial crisis of 1997 and 1998, many investors favored the most liquid bonds. Even though the world economy began recovering from the global financial crisis in 1999, there was a strong preference for the most liquid junk bonds within the market for high-yield debt securities.


Outlook
--------------------------------------------------------------------------------
Portfolio Managers Casey Walsh, and George W. Edwards, CFA

[PHOTO]   [PHOTO]

We see good value in the high-yield bond market.
"With the rise in interest rates, the yields offered by junk bonds appear to be attractive, and volatility has been lower in the high-yield bond market than in most other fixed-income markets. The continued expansion of the U.S. economy is another positive for high-yield bonds."


Top Industries

                                                                  as of 12/31/99
                                                                  --------------
Telecommunications                                                         22.6%
Cable                                                                       8.1%
Media                                                                       6.2%
Capital Goods                                                               5.8%
Retail                                                                      5.6%

Top Issuers

                                                                  as of 12/31/99
                                                                  --------------
Nextel Communications, Inc.                                                 1.9%
Intermedia Communications                                                   1.4%
Allied Waste                                                                1.2%
United Pan-Europe                                                           1.2%
Adelphia Communications                                                     1.0%

Source: Prudential. Holdings are subject to change.

Credit Quality

                                                                  as of 12/31/99
                                                                  --------------
Baa                                                                         0.7%
Ba                                                                          8.0%
B                                                                          56.2%
Caa                                                                        10.6%
Ca                                                                          0.6%
C                                                                           0.5%
Not-Rated                                                                   8.9%
Equity                                                                      9.3%
Cash                                                                        5.2%

Source: Prudential. Holdings are subject to change.

Prudential Series Fund
Stock Index Portfolio

--------------------------------------------------------------------------------
December 31, 1999
--------------------------------------------------------------------------------

INVESTMENT GOAL
Seeks results that correspond to the price and yield performance of the S&P 500 Index./3/

TYPES OF INVESTMENTS
Primarily stocks in the S&P 500 Index.

INVESTMENT STYLE
The Portfolio attempts to hold the same stocks as the S&P 500 Index, in approximately the same proportions. The Portfolio thus tends to reflect the general trends of the overall U.S. equity market.

--------------------------------------------------------------------------------
$10,000 Invested Over Ten Years
--------------------------------------------------------------------------------

                                    [GRAPH]

                                     Lipper (VIP)
                     Stock Index       S&P 500          S&P 500
                     Portfolio 1     Index Avg. 2       Index 3

             89        10,000           10,000           10,000
                       10,267           10,224           10,308
             90         9,637            9,579            9,689
                       10,980           10,993           11,068
             91        12,501           12,487           12,635
                       12,390           12,370           12,550
             92        13,393           13,403           13,596
                       14,015           14,104           14,257
             93        14,687           14,783           14,963
                       14,168           14,266           14,457
             94        14,835           14,911           15,160
                       17,797           17,875           18,220
             95        20,334           20,398           20,850
                       22,357           22,418           22,953
             96        24,923           25,028           25,634
                       29,986           30,040           30,914
             97        33,105           33,146           34,183
                       38,890           38,925           40,241
             98        42,515           42,487           43,959
                       47,656           47,627           49,400
             99        51,249           51,200           53,205

/1/ Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. Source: Prudential. Six-month returns not annualized.

/2/ The Lipper Variable Insurance Products (VIP) S&P 500 Index Average is calculated by Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

/3/ The S&P 500 Composite Stock Price Index is a capital-weighted index representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The S&P 500 is an unmanaged index that includes the reinvestment of all dividends, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio.


Performance Summary
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      Six
Average Annual Returns               Months   1-Year   3-Year   5-Year   10-Year
--------------------------------------------------------------------------------
Stock Index Portfolio/1/              7.54%   20.54%   27.16%   28.14%    17.75%
--------------------------------------------------------------------------------
Lipper (VIP) S&P 500 Index Avg./2/    7.48%   20.48%   27.07%   28.07%    17.74%
--------------------------------------------------------------------------------
S&P 500 Index/3/                      7.70%   21.03%   27.56%   28.54%    18.19%
--------------------------------------------------------------------------------
Stock Index Portfolio inception date: 10/19/87.


The Prudential Series Fund Stock Index Portfolio returned 20.54%, a half percentage point below the S&P 500 Index, reflecting the inclusion of transaction costs and fees for the Portfolio.

The S&P 500 Index notched the fifth consecutive year of returns above 20% with a 21.03% performance. Most of the gains came in the technology sector, which averaged a 75% return, led by electronic instruments and communication equipment. However, consumer staples, health care, transportation, and utilities all had negative annual returns.

The Standard & Poor's 500 Index is an unmanaged index. Standard & Poor's neither sponsors nor endorses the Stock Index Portfolio. Investors cannot directly invest in any index, including the S&P 500 Index.


Performance Review
--------------------------------------------------------------------------------
The revival of Asian economies contributed to the rise of U.S. capital goods and basic materials stocks, as these are the sectors to growing economies. Both sectors had languished during the Asian recession, and so could bounce up from low share prices. Aluminum, other metals, and oil and gas all were among the best-performing groups.

However, this revival of cyclical stocks was dwarfed by the enthusiasm for technology, including telecommunications equipment companies. The market leader over the year was the remarkable 2,619% return on Qualcomm, a manufacturer of cellular telephones. The technology sector had a 75% average return, compared to 29% for the second-highest performing capital goods sector.

The strong market focus on technology was reflected in disinterest in stocks in other sectors, including utilities, health care, and consumer staples. All had negative average returns.

Strategy Session
--------------------------------------------------------------------------------
The Stock Index Portfolio attempts to hold all 500 stocks included in the S&P 500 Index and to duplicate its performance. Portfolio Manager John W. Moschberger manages the Portfolio by investing funds received while trying to minimize commissions and transaction costs.


Outlook
--------------------------------------------------------------------------------
Portfolio Manager John W. Moschberger

[PHOTO]

Will momentum continue?
"Nineteen ninety-nine saw a strange mix of stock performances. Often, either growth or value stocks do well, but not both. Last year, technology growth stocks led the market by a large margin, but they were followed by value sectors, capital goods and basic materials.

"Aluminum, which had been an inexpensive commodity industry, returned more than 90%. It was not a combination of returns likely to have been predicted, which is why an index portfolio was a good place to be.

"Technology and telecommunications stocks have gotten very expensive compared with both historical price/earnings ratios and the market averages. But, given investors' apparent obliviousness to price over the past year, it would be foolhardy to try to forecast when the market will correct. The Prudential Stock Index Portfolio continues to include both the inexpensive commodity stocks and the high-momentum technology stocks. Whether the market corrects or not, you'll have a piece of the action."


S&P 500 Index--
Total Return by Sector

                                                                  as of 12/31/99
                                                                  --------------
Technology                                                                 75.1%
Capital Goods                                                              28.9%
Basic Materials                                                            26.4%
Consumer Cyclicals                                                         22.3%
Communication Services                                                     19.1%
Energy                                                                     19.0%
Financials                                                                  4.0%
Consumer Staples                                                           -6.3%
Health Care                                                                -8.2%
Utilities                                                                  -8.9%
Transportation                                                             -9.7%

S&P 500 Index                                                              21.0%

Source: Standard & Poor's.


S&P 500 Index Composition

                                                                  as of 12/31/99
                                                                  --------------
Technology                                                                 29.8%
Financials                                                                 13.1%
Consumer Staples                                                           11.1%
Consumer Cyclicals                                                          9.2%
Health Care                                                                 9.0%
Capital Goods                                                               8.4%
Communication Services                                                      7.6%
Energy                                                                      5.5%
Basic Materials                                                             3.0%
Utilities                                                                   2.3%
Transportation                                                              1.0%

Source: Standard & Poor's. Holdings are subject to change.


Top Ten Holdings (% of Portfolio)

                                                                  as of 12/31/99
                                                                  --------------
Microsoft Corp.                                                             4.8%
General Electric Co.                                                        4.1%
Cisco Systems, Inc.                                                         2.8%
Wal-Mart Stores, Inc.                                                       2.5%
Exxon Mobil Corp.                                                           2.2%
Intel Corp.                                                                 2.2%
Lucent Technologies, Inc.                                                   1.9%
IBM                                                                         1.6%
Citigroup, Inc.                                                             1.5%
America Online, Inc.                                                        1.4%

Source: Prudential. Holdings are subject to change.

Prudential Series Fund
Equity Income Portfolio

--------------------------------------------------------------------------------
December 31, 1999
--------------------------------------------------------------------------------


INVESTMENT GOAL
Current income and capital appreciation.

TYPES OF INVESTMENTS
Primarily stocks and convertible securities with prospects for income returns above those of the S&P 500 Index.3

INVESTMENT STYLE
The Portfolio uses a "value" investment approach to companies that are attractively priced relative to book value, earnings, discretionary cash flow, sales and other measures of value.

--------------------------------------------------------------------------------
$10,000 Invested Over Ten Years
--------------------------------------------------------------------------------

                                    [GRAPH]

                       Equity          Lipper
                       Income       (VIP) Equity      S&P 500
                     Portfolio 1       Avg. 2         Index 3

             89        10,000          10,000          10,000
                        9,936          10,062          10,308
             90         9,627           9,230           9,689
                       10,949          10,364          11,068
             91        12,275          11,630          12,635
                       12,438          11,739          12,550
             92        13,520          12,802          13,596
                       15,628          13,892          14,257
             93        16,533          14,702          14,963
                       16,363          14,249          14,457
             94        16,770          14,727          15,160
                       19,137          17,390          18,220
             95        20,410          19,418          20,850
                       21,849          20,702          22,953
             96        24,847          23,128          25,634
                       29,188          27,441          30,914
             97        33,943          30,524          34,183
                       37,302          34,225          40,241
             98        33,134          34,940          43,959
                       39,189          39,081          49,400
             99        37,284          39,858          53,205

The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political and economic change.

1 Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. Source: Prudential. Six-month returns not annualized.

2 The Lipper Variable Insurance Products (VIP) Equity Income Average is calculated by Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns and rankings are net of investment fees and fund expenses, but not product charges.

3 The S&P 500 Composite Stock Price Index is a capital-weighted index representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The S&P 500 is an unmanaged index that includes the reinvestment of all dividends, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the S&P 500 may differ substantially from the securities in the Portfolio.


Performance Summary
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      Six
Average Annual Returns               Months   1-Year   3-Year   5-Year   10-Year
--------------------------------------------------------------------------------
Equity Income Portfolio 1            -4.86%   12.52%   14.49%   17.33%    14.06%
--------------------------------------------------------------------------------
Lipper (VIP) Equity Income Avg. 2    -1.14%    9.78%   16.38%   20.59%    14.64%
--------------------------------------------------------------------------------
S&P 500 Index 3                       7.70%   21.03%   27.56%   28.54%    18.19%
--------------------------------------------------------------------------------
Equity Income Portfolio inception date: 2/19/88.


Over the past year, the Prudential Series Fund Equity Income Portfolio gained 12.52%, while the Lipper (VIP) Equity Income Average gained 9.78%. As the global economy improved, our industrial stocks--aluminum, paper, and chemicals-- performed well.

The strong stock market helped our financial services companies, particularly Lehman Brothers. Although we had strong returns on our telecommunications holdings, including two Latin American firms, we continued to be hurt by owning very little technology, where this year's largest stock market gains were focused. As value investors, we did not find attractive opportunities there.


Performance Review
--------------------------------------------------------------------------------
Industrials benefited from global growth. Industrials are our largest focus. Aluminum companies--Alcoa and Reynolds Metals--made substantial contributions to our return. Alcoa, our largest holding, returned 126% over the year.

Dow Chemical, Georgia Pacific (paper), and USX US Steel Group also had strong performances. Our largest energy holding, McDermott International, fell when oil was cheap, but the jump in prices, together with falling oil reserves, bode well for its prospects.

Mid-cap value hurt. The less-expensive mid-size companies that we favor lost market favor. Not only did mid-cap stocks trail both larger and smaller companies, but the differential between growth and value styles among mid-cap stocks was unusually large.

Missed the tech run. Less than 1% of our assets were in technology companies, which is where the market gains were concentrated. The technology-heavy Nasdaq Composite rose by more than 50% just in the last 101/2 weeks of 1999.

Strategy Session
--------------------------------------------------------------------------------
Industrials respond to global growth. Industrials made up more than a third of our assets at period end. Aluminum (Alcoa and Reynolds Metals) accounted for 13%. Many of the basic materials companies became proficient cost-cutters when they were in a difficult environment; they are now poised to benefit fully from rising demand.

Consolidation in the industry is concentrating market power and helping prevent the construction of additional capacity. More business, greater pricing power, and lower costs are a very powerful recipe for profit growth. We took some of our profits on the oil company Elf Aquitaine.

Financials bounced back. Financial stocks had suffered in the 1998 crisis because investors feared they might be exposed to the emerging markets or to other financial companies that had such exposure. When global financial markets stabilized and U.S. stock markets resumed their climb, the beaten-down brokerages recovered. Lehman Brothers was our second-largest holding at year end; it almost doubled in value over the year. We also had substantial holdings in Paine Webber Group and Bear Stearns.

Consumer cyclicals are inexpensive. We own a variety of consumer cyclical stocks (which sell products that consumers are more likely to buy in a growing economy), including Hanson PLC (building materials), automakers and retailers. By and large, these did not do well in 1999.


Outlook
--------------------------------------------------------------------------------
Portfolio Manager Warren E. Spitz

[PHOTO]

Inexpensive growth potential.
"We understand that technological developments may be driving economic growth, but technology companies are competing against one another. There are likely to be substantial losers even in a booming market. Moreover, if a firm's profits are only modest, it is hard to justify the large premiums now being paid for technology stocks. By contrast, many of the firms we own dominate their markets and demand for their products is likely to rise over the long term.

"In addition, as European and Asian economies accelerate, the profits of our holdings may increase substantially. We believe they also have much less risk of a profitless future than many technology companies."


Portfolio Composition

                                                                  as of 12/31/99
                                                                  --------------
Industrials                                                                38.4%
Financials                                                                 25.6%
Consumer Cyclicals                                                         13.8%
Consumer Growth & Staples                                                   9.0%
Energy                                                                      7.0%
Utilities                                                                   3.8%
Cash & Equivalents                                                          2.1%
Technology                                                                  0.3%

Source: Prudential. Holdings are subject to change.

Top Ten Holdings (% of Portfolio)

                                                                  as of 12/31/99
                                                                  --------------
ALCOA, Inc.                                                                 8.1%
Lehman Brothers Holdings, Inc.                                              6.6%
Dow Chemical Co.                                                            5.1%
Reynolds Metals Co.                                                         4.0%
Hanson, PLC, ADR (U.K.)                                                     4.0%
USX-U.S. Steel Group                                                        3.4%
Equity Residential Properties Trust                                         3.3%
AMR Corp.                                                                   3.1%
Crescent Real Estate Equities Co.                                           2.5%
Paine Webber Group, Inc.                                                    2.4%

Source: Prudential. Holdings are subject to change.

Prudential Series Fund
Equity Portfolio

--------------------------------------------------------------------------------
December 31, 1999
--------------------------------------------------------------------------------

INVESTMENT GOAL
Capital appreciation.

TYPES OF INVESTMENTS
Primarily stocks of major, established companies.

INVESTMENT STYLE
The Portfolio uses a "deep value" investment approach to invest in stocks believed to be temporarily undervalued relative to the companies' sales, earnings, book value and cash flow.

--------------------------------------------------------------------------------
$10,000 Invested Over Ten Years
--------------------------------------------------------------------------------

                                    [GRAPH]

                     Equity Class I       Lipper (VIP)
                       Portfolio1      Growth Fund Avg.2   S&P 500 Index3

             89         $10,000             $10,000           $10,000
                        $10,043             $10,427           $10,308
             90         $ 9,479             $ 9,526           $ 9,689
                        $11,430             $10,988           $11,068
             91         $11,944             $12,948           $12,635
                        $12,733             $12,475           $12,550
             92         $13,637             $14,029           $13,596
                        $15,365             $14,773           $14,257
             93         $16,619             $15,938           $14,963
                        $16,299             $14,934           $14,457
             94         $17,081             $15,692           $15,160
                        $19,914             $18,680           $18,220
             95         $22,426             $21,009           $20,850
                        $24,066             $23,057           $22,953
             96         $26,579             $25,256           $25,634
                        $30,104             $29,175           $30,914
             97         $33,133             $32,142           $34,183
                        $37,265             $37,573           $40,241
             98         $36,229             $40,530           $43,959
                        $41,833             $45,550           $49,400
             99         $40,752             $53,011           $53,205


The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political and economic change.

1 Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. Source: Prudential. Six-month returns not annualized.

2 The Lipper Variable Insurance Products (VIP) Growth Fund Average is calculated by Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

3 The S&P 500 Composite Stock Price Index is a capital-weighted index representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The S&P 500 is an unmanaged index that includes the reinvestment of all dividends, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the S&P 500 may differ substantially from the securities in the Portfolio.

Performance Summary
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    Six
Average Annual Returns             Months   1-Year   3-Year   5-Year   10-Year
--------------------------------------------------------------------------------
Equity Class I Portfolio1          -2.58%   12.49%   15.31%   18.99%    15.08%
--------------------------------------------------------------------------------
Lipper (VIP) Growth Fund Avg.2     16.27%   31.48%   26.38%   26.45%    17.79%
--------------------------------------------------------------------------------
S&P 500 Index3                      7.70%   21.03%   27.56%   28.54%    18.19%
--------------------------------------------------------------------------------
Equity Portfolio inception date: 5/13/83.

The Prudential Series Fund Equity Portfolio returned 12.49% in 1999, trailing the Lipper (VIP) Growth Fund Average of 31.48% for the period. Its value-style focus on companies with good earnings growth at attractive prices trailed a technology-euphoric market. Nonetheless, it had strong returns on its industrial commodities and investment banks. Tandy, a large holding, also performed very well. Its hospital management and tobacco companies performed poorly.

Performance Review
--------------------------------------------------------------------------------
A technology market. The Portfolio's return was in line with the historical average for the S&P 500, but it trailed this year's large-cap return, because it had less technology than the overall market, and technology stocks were far and away the best-performing sector. Its hospital management companies--such as Tenet Healthcare--tobacco, and insurers performed poorly.

Industrial commodities revived. Industrial stocks often become value priced when investors are fearful about the economy, and move up rapidly when investors become more optimistic. That happened this year. The Portfolio's holdings in Alcoa (aluminum), which also benefited from a tight alumina market and excellent management, had very strong returns. The Portfolio's performance also was enhanced by its paper companies--such as Georgia Pacific, Mead, Willamette, and Weyerhauser--and its integrated oil companies--such as Elf Aquitaine, Atlantic Richfield, and Kerr McGee.

Tandy: classic value. Tandy Corporation, which owns the Radio Shack chain, was believed to be undervalued when we bought it. It started as a supply shop for electronic hobbyists. Now it is a retail location for the hot computer and cellular telephone markets; its stock rose 140% in 1999.

Stock market activity is good for broker/investment banks. The high rate of stock issuance and merger and acquisition activity, as well as strong investor activity in the markets, benefited our shares in Morgan Stanley Dean Witter, Citigroup, and Lehman Brothers.

Strategy Session
--------------------------------------------------------------------------------
Taking profits on Tandy. Tandy, whose extraordinary return was driven by two years of double-digit increases in same-store sales and by strong profit growth, had a very good stock run. We bought Tandy when its price was depressed because of unwise investments in new businesses in which it had no competitive advantage. We thought its superb Radio Shack retail distribution system was undervalued. Tandy management came around to our view, to the benefit of their earnings and stock price. We have taken some profits.

Paper: good supply/demand prospects. Our largest industry focus is paper companies. Asia has been a major importer of forest products, and we expected demand to rebound. Moreover, the additional Asian consumption will be building on an already high level of demand from the continued strength of the U.S. market. Moreover, worldwide growth in capacity has slowed, because company managers are more reluctant than in the past to build without seeing a respectable return on their investment. Another factor is the restructuring under way in this industry, separating land ownership from processing. These all bode well for earnings.

Taking profits on financials. Our diversified financial services and investment banks had a good year and we took some profits. We sold our holdings in American Express and reduced our holdings in Citigroup, Morgan Stanley Dean Witter and Lehman Brothers. With rising interest rates and stocks at all-time highs, it seemed reasonable to take some of your money off the table.

Eastman Kodak added. Eastman Kodak was selling for very little compared with broad market levels. It has been perceived as "old economy" when investors are narrowly focused on new technology. But Kodak has a very strong franchise in photography and is adding digital imaging to its product line while increasing sales and earnings. It has been focused on becoming more cost-competitive. We think the expanding market in the U.S. for digital photography and the expanding global market for film, which is much cheaper, mean strong earnings growth for this undervalued company.


Outlook
--------------------------------------------------------------------------------
Portfolio Manager Thomas R. Jackson

[PHOTO]

Style consistency.
"In a cold winter during the American Revolution, Thomas Paine wrote, `These are the times that try men's souls.' Well, these are times that try the souls of value investors. Stocks that had been expensive have become even more expensive, and still investors are buying them as if price were of no consequence. But we have begun to see gains in inexpensive industrial stocks, a sign that at least some investors are regaining interest in current earnings, visible sources of growth, and low prices. Expanding economies and rising interest rates historically have been associated with good performance for value stocks. In 1999, U.S. investors had a very narrow focus; we expect them to broaden their interests. We're maintaining our discipline; in a generally expensive market, our stocks are very inexpensive."


Portfolio Composition

                                                             as of 12/31/99
                                                             --------------
Consumer Growth & Staples                                             21.6%
Industrials                                                           20.3%
Financials                                                            17.8%
Cash & Equivalents                                                    10.5%
Technology                                                            10.2%
Consumer Cyclicals                                                     8.7%
Utilities                                                              5.8%
Energy                                                                 5.1%

Source: Prudential. Holdings are subject to change.


Top Ten Holdings (% of Portfolio)

                                                             as of 12/31/99
                                                             --------------
Eastman Kodak Co.                                                      3.2%
Georgia Pacific Corp.                                                  2.8%
Tenet Healthcare                                                       2.8%
Columbia HCA Healthcare                                                2.7%
Well Point Health Networks                                             2.7%
Alcoa, Inc.                                                            2.5%
Total Fina S.A. -Spon ADR                                              2.3%
Darden Restaurants                                                     2.3%
Seagate Tech & Inc.                                                    2.2%
Hewlett-Packard Co.                                                    2.0%

Source: Prudential. Holdings are subject to change.

Prudential Series Fund
Prudential Jennison Portfolio


--------------------------------------------------------------------------------
December 31, 1999
--------------------------------------------------------------------------------

INVESTMENT GOAL
Long-term growth of capital.

TYPES OF INVESTMENTS
Primarily common stocks of established companies with above-average growth prospects.

INVESTMENT STYLE
The Portfolio uses a "growth" investment style to invest in the common stocks of both mid-sized and large companies.

--------------------------------------------------------------------------------
$10,000 Invested Since Inception*
--------------------------------------------------------------------------------

                                    [GRAPH]

                     Prudential
                      Jennison         Lipper (VIP)
                     Portfolio1        Growth Avg.2     S&P 500 Index3

             95       $10,000           $10,000            $10,000
                      $11,276           $10,783            $10,640
                      $12,556           $12,108            $12,176
             96       $13,494           $13,368            $13,405
                      $14,362           $14,588            $14,970
             97       $16,801           $16,789            $18,053
                      $18,916           $18,558            $19,962
             98       $22,841           $21,653            $23,500
                      $26,002           $23,196            $25,671
                      $29,972           $25,951            $28,849
             99       $36,883           $29,939            $31,071


* Lipper provides data on a monthly basis, so for comparative purposes the Lipper Average and S&P 500 Index since inception returns reflect the Portfolio's closest calendar month-end performance of 4/30/95.

1 Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. Source: Prudential. Six-month returns not annualized.

2 The Lipper Variable Insurance Products (VIP) Growth Average is calculated by Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

3 The S&P 500 Composite Stock Price Index is a capital-weighted index representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The S&P 500 is an unmanaged index that includes the reinvestment of all dividends, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the S&P 500 may differ substantially from the securities in the Portfolio.

Performance Summary
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      Six                         Since
Average Annual Returns               Months   1-Year   3-Year   Inception*
--------------------------------------------------------------------------------
Prudential Jennison Portfolio1       22.98%   41.76%   36.92%       32.11%
--------------------------------------------------------------------------------
Lipper (VIP) Growth Avg.2            16.27%   31.48%   26.38%       25.81%
--------------------------------------------------------------------------------
S&P 500 Index3                        7.70%   21.03%   27.56%       27.48%

--------------------------------------------------------------------------------
Prudential Jennison Portfolio inception date:4/25/95.


Over the past year, the Prudential Series Fund Prudential Jennison Portfolio gained 41.76%, more than 10 percentage points ahead of the 31.48% Lipper (VIP) Growth Average. The Portfolio benefited from its heavy representation of technology firms because technology stocks far outperformed the rest of the market over the past 12-month period. Its performance was also helped by its holdings in media and advertising and in telecommunications. However, its drug stocks, which had a strong run earlier, fell back somewhat; concerns about Medicare reimbursements for drugs discouraged investors.


Performance Review
--------------------------------------------------------------------------------
A technology market. The primary reason for the Portfolio's solid performance was its strong focus on the technology sector. Cisco Systems, Nokia, Texas Instruments, and Microsoft were among the largest contributors to its return.

Our substantial financial holdings had been hurt in the 1998 global financial crisis, but Citigroup and Morgan Stanley Dean Witter rebounded strongly early in our reporting period and had strong performances over the year. We sold our holdings in Charles Schwab.

We also were helped by our media companies, such as CBS, which benefited from the strong economy, high profit margins, and an Internet-related advertising boom.

On the negative side, our health care stocks had risen to somewhat expensive levels, and when uncertainty about Medicare reimbursement for drugs raised questions about their earnings prospects, the stocks fell. American Home and Eli Lilly were among the poorest performers in our Portfolio.

Strategy Session
--------------------------------------------------------------------------------
Technology. About a third of our Portfolio, including our three largest holdings, are technology companies. For example, we increased our position in Cisco Systems, which provides the networking equipment that makes up the Internet infrastructure, Texas Instruments, and Microsoft. During the year, we added JDS Uniphase, Sun Microsystems, and Motorola. We sold 3Com, among our worst performers, which has been losing ground in the networking market. We also sold our holdings in Oracle and Intuit.

In telecommunications, we own wireless hardware (Nokia) and services (Vodafone Airtouch), large multiservice companies (MCI/WorldCom), and emerging providers (Qwest Communications, NextLink Communications and Allegiance Telecom). They are providing the infrastructure for the communications age, with tremendous long-term growth potential. During this reporting period, we added NextLink and acquired Vodafone shares in exchange for our Airtouch stock when the firm was acquired.

Financials. After their sharp rebound at the beginning of our reporting period, we decided that financial stocks had reached a price that fully reflected the value of the companies. Moreover, we thought it was more likely that the Federal Reserve would increase interest rates--which tends to hurt financials--than cut them. We reduced our commitment to the sector by the end of the first quarter of 1999. It peaked in April, so we avoided the worst of their subsequent fall-off. We still have a large commitment, primarily to the global consolidators in this rapidly changing industry.

Health Care. Drug companies held up well in the 1998 market drop, but shared, nonetheless, in the steep rise afterward through the first quarter of 1999, making them somewhat expensive. When concerns arose about Medicare reimbursement for drugs, the sector corrected. American Home Products, and Eli Lilly were among the largest negative contributors to our performance. We sold Pfizer, Lilly, and Merck. We added Johnson & Johnson and Bristol-Myers Squibb.

Outlook
--------------------------------------------------------------------------------
Portfolio Managers Jim Kannry, Kathleen McCarragher, and Spiros Segalas


[PHOTO]  [PHOTO]  [PHOTO]

Strong corporate earnings.
"We expect U.S. economic growth to continue, although at a somewhat slower rate. We think inflation will remain quiescent, helped by a watchful Federal Reserve. With corporate earnings strong, risk premiums--the additional price investors have been willing to pay for companies with steady earnings growth--are unlikely to shrink in this environment. However, if interest rates rise somewhat in order to slow growth, investors are unlikely to be willing to pay even higher multiples of earnings for a company's shares. We continue to believe this is an excellent environment for companies with good levels of sustainable earnings growth. We think we are well positioned with our broad selection of rapidly growing companies."


Portfolio Composition

                                                            as of 12/31/99
                                                            --------------
Telecommunications                                                   18.7%
Computer Services                                                    13.8%
Electronics                                                          10.6%
Retail                                                               10.2%
Drugs & Medical Supplies                                              9.9%
Media                                                                 8.0%
Computers                                                             6.6%
Financial Services                                                    6.4%
Cash                                                                  4.4%
Diversified Operations                                                3.5%
Insurance                                                             2.7%
Banks and Savings & Loans                                             1.6%
Business Services                                                     1.6%
Restaurants                                                           1.2%
Cosmetics & Soaps                                                     0.8%

Source: Prudential. Holdings are subject to change.


Top Ten Holdings (% of Portfolio)

                                                            as of 12/31/99
                                                            --------------
Microsoft Corp.                                                       4.9%
Cisco Systems, Inc.                                                   4.2%
The Home Depot, Inc.                                                  3.8%
General Electric Co.                                                  3.5%
Nokia Corp.                                                           3.3%
CBS Corp.                                                             3.2%
Citigroup, Inc.                                                       3.1%
American International Group, Inc.                                    2.7%
Texas Instruments, Inc.                                               2.6%
Hewlett-Packard Co.                                                   2.5%

Source: Prudential. Holdings are subject to change.

Prudential Series Fund
Small Capitalization Stock Portfolio

--------------------------------------------------------------------------------
December 31, 1999
--------------------------------------------------------------------------------


INVESTMENT GOAL
Seeks long-term growth of capital that corresponds to the price and yield performance of the S&P SmallCap 600 Index.3

TYPES OF INVESTMENTS
Primarily stocks of the S&P SmallCap 600 Index.

INVESTMENT STYLE
The Portfolio attempts to hold stocks comprising the S&P SmallCap 600 Index in approximately the same proportions. The S&P SmallCap 600 Index contains stocks of small companies with market capitalizations generally less than $1.2 billion.

--------------------------------------------------------------------------------
$10,000 Invested Since Inception*
--------------------------------------------------------------------------------

                                    [GRAPH]

                   Small Capitalization   Lipper (VIP)      S&P SmallCap
                     Stock Portfolio1   Small Cap. Avg.2     600 Index3

             95           $10,000            $10,000           $10,000
                          $10,681            $10,632           $10,713
             96           $11,996            $11,978           $12,138
                          $13,224            $13,661           $13,501
                          $14,367            $14,274           $14,726
             97           $16,022            $15,459           $16,428
                          $17,983            $16,991           $18,494
             98           $19,037            $18,157           $19,622
                          $17,846            $17,318           $18,251
                          $18,773            $19,122           $19,171
             99           $20,113            $23,991           $20,516

* Lipper provides data on a monthly basis, so for comparative purposes the Lipper Average and the S&P SmallCap 600 Index since inception returns reflect the Portfolio's closest calendar month-end performance of 4/30/95.

1 Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. Source: Prudential. Six-month returns not annualized.

2 The Lipper Variable Insurance Products (VIP) Small Cap Average is calculated by Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

3 The S&P Small Capitalization 600 Index is a capital-weighted index representing the aggregate market value of the common equity of 600 small-company stocks. The S&P SmallCap 600 Index is an unmanaged index that includes the reinvestment of all dividends, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The S&P SmallCap 600 Index is not the only index that may be used to characterize performance of this Portfolio, and other indexes may portray different comparative performance.

Performance Summary
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                           Six                          Since
Average Annual Returns                    Months   1-Year   3-Year   Inception*
--------------------------------------------------------------------------------
Small Capitalization Stock Portfolio1      7.12%   12.68%   11.86%       16.08%
--------------------------------------------------------------------------------
Lipper (VIP) Small Cap. Avg.2             25.45%   38.28%   17.89%       18.96%
--------------------------------------------------------------------------------
S&P SmallCap 600 Index3                    7.02%   12.41%   11.69%       16.64%
--------------------------------------------------------------------------------

Small Capitalization Stock Portfolio inception date: 4/25/95.


The Prudential Series Fund Small Capitalization Stock Portfolio returned 12.68%, slightly more than the Index, even with the inclusion of transaction costs and fees for the Portfolio.

The S&P SmallCap 600 Index fell in the first and third quarters of 1999, but rebounded in the second and fourth to post a respectable 12.41% return for the full year. The gains in the last quarter represented a steep climb of growth stocks, particularly technology issues. This focus on technology and telecommunications was a broad market movement that extended beyond the small-cap universe, but the narrow focus was particularly sharp among small caps.

The Standard & Poor's Small Capitalization 600 Index is an unmanaged index. Standard & Poor's neither sponsors nor endorses the Small Capitalization Stock Portfolio. Investors cannot directly invest in any index, including the S&P SmallCap 600 Index.


Performance Review
--------------------------------------------------------------------------------
The year 1999 was a strongly divergent market. The top ten of S&P's 1998 industry groups returned between 67% and 149%, while the bottom ten fell between 43% and 93%. Of 11 broad economic sectors, five had negative returns, but technology soared. Individual companies on the index quadrupled or quintupled, led by Adaptive Broadband's 687% gain.

Technology stocks of all market capitalizations performed very well toward the end of 1999. Some entire industry groups in the technology sector doubled or more in value over the year: computer networking (up 149%) and semiconductors (132%). The software and service group gained 81%.

The strong stock market also was good for the investment management industry (81%) and for investment banks/brokerages (78%). The latter benefited from merger and acquisition activity and stock issuance, as well as from the volume of trading. Overall, the broader financial sector lost ground during the year.

The worst-performing industry group of the S&P 600 was long-term health care, which declined 93%. Diversified health care and special health services also had poor years--down 68% and 51%, respectively. The broader health care sector, which includes drug and supplies companies as well as services, performed better--up 9%.

Strategy Session
--------------------------------------------------------------------------------
The Small Capitalization Stock Portfolio attempts to hold the 600 stocks included in the S&P SmallCap 600 Index and to duplicate its performance. These are stocks of companies with an average market value of about $1 billion. Such stocks are more volatile than the shares of large, more established companies. Portfolio Manager Wai C. Chiang manages the Portfolio by investing funds received while trying to minimize commission and transaction costs.


Outlook
--------------------------------------------------------------------------------
Portfolio Manager Wai C. Chiang


[PHOTO]


Small caps are priced attractively.
"During the global financial crisis of 1997-98, investors distrusted the stocks of smaller companies because they were concerned about the difficulty in finding buyers if they should decide to sell (i.e. the issue of liquidity) and because smaller firms are disproportionately vulnerable to business slowdowns. Now that world markets are recovering and there is an almost feverish interest in Internet commerce, the stocks of small technology businesses have attracted buyers.

"If the global economy pulls ahead, as most economists expect, investors may cast their nets wider in search of stocks with the potential for growth. As an index fund, the Prudential Series Fund Small Capitalization Stock Portfolio has the advantage of holding a diversified mix of 600 stocks across many industry groups; it can benefit from a rising market in either growth stocks or value stocks."


S&P SmallCap 600 Index
Total Return by Sector

                                                            as of 12/31/99
                                                            --------------
Technology                                                           63.6%
Transportation                                                       26.6%
Communication Services                                               26.4%
Energy                                                               24.5%
Capital Goods                                                        17.0%
Health Care                                                           8.7%
Utilities                                                             3.5%
Basic Materials                                                       0.9%
Financials                                                           -5.6%
Consumer Cyclicals                                                  -10.7%
Consumer Staples                                                    -11.8%

S&P SmallCap 600 Index                                               12.4%

Source: Standard & Poor's.


S&P SmallCap 600 Index
Composition

                                                            as of 12/31/99
                                                            --------------
Technology                                                           27.1%
Consumer Cyclicals                                                   17.4%
Capital Goods                                                        13.3%
Financials                                                           10.3%
Health Care                                                          10.2%
Consumer Staples                                                      7.2%
Basic Materials                                                       3.8%
Utilities                                                             3.6%
Transportation                                                        3.4%
Energy                                                                3.0%
Communication Services                                                0.7%

Source: Standard & Poor's. Holdings are subject to change.


Top Ten Holdings (% of Portfolio)

                                                            as of 12/31/99
                                                            --------------
Mercury Interactive Corp.                                             1.0%
IDEC Pharmaceutical                                                   1.0%
Macromedia, Inc.                                                      0.8%
RSA Security, Inc.                                                    0.8%
Clarify, Inc.                                                         0.7%
Whittman-Hart, Inc.                                                   0.7%
HNC Software, Inc.                                                    0.6%
C-Cube Microsystems, Inc.                                             0.6%
Valassis Communications, Inc.                                         0.6%
Micrel, Inc.                                                          0.6%

Source: Prudential. Holdings are subject to change.

Prudential Series Fund
Global Portfolio

--------------------------------------------------------------------------------
December 31, 1999
--------------------------------------------------------------------------------


INVESTMENT GOAL
Long-term growth of capital.

TYPES OF INVESTMENTS
Primarily common stock and common stock equivalents of U.S. and foreign corporations.

INVESTMENT STYLE
The Portfolio uses a "growth" investment approach, coupled with a theme-oriented view of the markets, to identify companies that seem best positioned to take advantage of global changes.

--------------------------------------------------------------------------------
$10,000 Invested Over Ten Years
--------------------------------------------------------------------------------

                                    [GRAPH]

                          Global          Lipper (VIP)      Morgan Stanley
                        Portfolio1        Global Avg.2       World Index3

             89           $10,000            $10,000           $10,000
                          $ 9,632            $10,300           $ 9,257
             90           $ 8,709            $ 9,405           $ 8,298
                          $ 9,081            $ 9,898           $ 8,804
             91           $ 9,701            $10,977           $ 9,815
                          $ 9,692            $11,134           $ 9,175
             92           $ 9,369            $11,021           $ 9,303
                          $10,651            $12,504           $10,713
             93           $13,411            $14,545           $11,396
                          $12,890            $14,214           $11,809
             94           $12,756            $14,382           $11,974
                          $13,961            $15,305           $13,069
             95           $14,781            $16,495           $14,455
                          $16,296            $17,883           $15,479
             96           $17,692            $19,205           $16,404
                          $19,900            $21,699           $18,927
             97           $18,926            $21,516           $18,990
                          $22,586            $24,408           $22,150
             98           $23,672            $23,888           $23,611
                          $25,978            $26,031           $25,621
             99           $35,098            $30,992           $29,499

1 Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. Source: Prudential. Six-month returns not annualized.

2 The Lipper Variable Insurance Products (VIP) Global Average is calculated by Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

3 The Morgan Stanley World Index is a weighted index comprised of approximately 1,500 companies listed on the stock exchanges of the United States, Europe, Canada, Australia, New Zealand and the Far East. The combined market capitalization of these companies represents approximately 60% of the aggregate market value of the stock exchanges in the countries comprising the World Index. The World Index is an unmanaged index that includes the reinvestment of all dividends, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the World Index may differ substantially from the securities in the Portfolio. The World Index is not the only index that may be used to characterize performance of global funds, and other indexes may portray different comparative performance.

Performance Summary
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 Six
Average Annual Returns          Months   1-Year   3-Year   5-Year   10-Year
--------------------------------------------------------------------------------
Global Portfolio1               35.11%   48.27%   25.65%   22.44%    13.38%
--------------------------------------------------------------------------------
Lipper (VIP) Global Avg.2       27.82%   44.18%   22.67%   19.42%    11.73%
--------------------------------------------------------------------------------
Morgan Stanley World Index3     15.14%   24.93%   21.61%   19.76%    11.42%
--------------------------------------------------------------------------------

Global Portfolio inception date: 9/19/88.


The Prudential Series Fund Global Portfolio returned 48.27% in 1999, four percentage points above the 44.18% gain of the Lipper (VIP) Global Average. The Portfolio's strong global focus on telecommunications and technology helped its return. Its holdings in Japan and the United States had particularly strong performances.

The Portfolio may invest in foreign securities. Foreign investments are subject to the risks of currency fluctuation, political and social risks and illiquidity.


Performance Review
--------------------------------------------------------------------------------
Technology. We continue to maintain our largest industry focus in technology and telecommunications services. In 1999, these sectors were the market favorites. Some of the largest contributors to our return were technology stocks, including Texas Instruments (semiconductors), PMC-Sierra (semiconductors), Oracle (software), Microsoft (software), and Solectron (contract manufacturing). Telecommunications equipment firms, such as Nokia, and mobile telecommunications network operators, such as NTT Mobile Communications, Mannesmann, and Vodafone, also were among our strong performers.

Media. Stock investors have been increasingly aware of the value of content. Our holdings in USA networks, prime manufacturer's of content, contributed to our strong performance.

Consumer focus pays off. We continue to benefit from Hennes & Mauritz, whose emphasis on providing consumer value makes it a leader in the increasingly competitive retail business. European economic integration has helped, but the firm is also expanding to the United States.

Health care hurt. Our drug and health care companies, including Glaxo Wellcome, and Healthsouth, detracted somewhat from our return. The sector was out of favor, as service companies struggled with their pricing, while drug stocks had become relatively expensive and faced concerns about future government pricing pressure should Medicare in the United States extend coverage to include drugs.

Strategy Session
--------------------------------------------------------------------------------
The United States is the Internet model. We think the explosion of Internet usage in the United States is a model for what can take place in the rest of the world. We have positioned the Portfolio to benefit from greater Internet use, focusing on companies that provide the hardware and software infrastructure. Competition among Internet sites will be fierce, but leadership among the infrastructure providers is already established. We own networking, database, cable, and semiconductor companies.

Mobile communications models are found abroad. The United States trails Europe in cellular telephone usage. It is a market with enormous potential. So is Japan. We have seen in Europe how mobile telephones can control automated functions in the home, link to e-mail, and transform the way people communicate with one another while Japanese companies are now leading in next-generation technology. We own Nokia, the leading handset manufacturer, as well as service providers based in Europe, Japan, and the United States.


Outlook
--------------------------------------------------------------------------------
Portfolio Managers Daniel J. Duane, Ingrid Holm, and Michelle Picker


[PHOTOS]


Room for growth.
"We think global investors may have under-estimated the impact and growth potential of technology companies, despite their strong performance in 1999. The application of new, life-style transforming technologies around the world in one sweep is rare, if not unprecedented. Wireless telecommunications and Internet communications (both personal and business to business) are rapidly penetrating even the most distant markets. So the earnings growth potential of the leaders in these technologies is enormous. That's what underlies the increasing share prices. We believe they still have some way to go."


Geographic Allocation

                                                            as of 12/31/99
                                                            --------------
United States                                                        39.1%
Continental Europe                                                   33.2%
Japan                                                                18.4%
Cash & Equivalents                                                    4.1%
Pacific Basin                                                         3.2%
Latin America                                                         1.0%
Asia                                                                  1.0%

Source: Prudential. Holdings are subject to change.


Top Ten Holdings (% of Portfolio)

                                                            as of 12/31/99
                                                            --------------
PMC-Sierra, Inc.                                                      4.2%
Oracle Systems Corp.                                                  3.6%
Softbank Corp.                                                        3.1%
Fujitsu Ltd.                                                          3.0%
NTT Mobile Communications Network, Inc.                               2.7%
Nokia Corp.                                                           2.7%
Solectron Corp.                                                       2.7%
CSK Corp.                                                             2.5%
Time Warner, Inc.                                                     2.3%
Texas Instruments, Inc.                                               2.2%

Source: Prudential. Holdings are subject to change.

Prudential Series Fund
Natural Resources Portfolio

--------------------------------------------------------------------------------
December 31, 1999
--------------------------------------------------------------------------------


INVESTMENT GOAL
Long-term growth of capital.

TYPES OF INVESTMENTS
Primarily stocks of companies that operate within, or do business with, the natural resources sector of the economy.

INVESTMENT STYLE
The Portfolio uses a "contrarian" investment approach to invest in out-of-favor sectors of natural resources markets throughout the world. It hopes to capture growth from companies that discover and develop new natural resources.

--------------------------------------------------------------------------------
$10,000 Invested Over Ten Years
--------------------------------------------------------------------------------

                                    [GRAPH]

                      Natural Resources     Lipper (VIP)      S&P 500
                          Portfolio1      Nat. Res. Avg.2     Index3

             89            $10,000           $10,000          $10,000
                           $ 9,752           $ 9,137          $10,308
             90            $ 9,424           $ 8,739          $ 9,689
                           $10,122           $ 9,177          $11,068
             91            $10,394           $ 8,951          $12,635
                           $11,159           $ 9,250          $12,550
             92            $11,154           $ 8,814          $13,596
                           $13,573           $11,341          $14,257
             93            $13,959           $12,101          $14,963
                           $13,615           $11,657          $14,457
             94            $13,359           $11,808          $15,160
                           $15,494           $12,612          $18,220
             95            $16,955           $13,275          $20,850
                           $20,251           $14,878          $22,953
             96            $22,190           $15,592          $25,634
                           $21,861           $15,399          $30,914
             97            $19,618           $13,896          $34,183
                           $18,670           $12,947          $40,241
             98            $16,264           $10,936          $43,959
                           $21,671           $13,759          $49,400
             99            $23,743           $14,341          $53,205


The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political and economic change.

1 Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. Source: Prudential. Six-month returns not annualized.

2 The Lipper Variable Insurance Products (VIP) Natural Resources Average is calculated by Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

3 The S&P 500 Composite Stock Price Index is a capital-weighted index representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The S&P 500 is an unmanaged index that includes the reinvestment of all dividends, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the S&P 500 may differ substantially from the securities in the Portfolio.

Performance Summary
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  Six
Average Annual Returns           Months   1-Year   3-Year   5-Year   10-Year
--------------------------------------------------------------------------------
Natural Resources Portfolio1      9.56%   45.99%    2.28%   12.19%     9.03%
--------------------------------------------------------------------------------
Lipper (VIP) Nat. Res. Avg.2      1.95%   24.66%   -2.73%    3.40%     3.04%
--------------------------------------------------------------------------------
S&P 500 Index3                    7.70%   21.03%   27.56%   28.54%    18.19%
--------------------------------------------------------------------------------

Natural Resources Portfolio inception date: 5/1/88.


The Prudential Series Fund Natural Resources Portfolio returned 45.99% over the 12-month period ended December 31, 1999. The Portfolio significantly outperformed the 24.66% return for the Lipper Natural Resources Average.

The global economic recovery that began almost a year ago continued, particularly in Japan and Asia. These economic recoveries have helped commodity prices rally sharply, which benefited many metal and energy stocks, helping the Portfolio outpace its competitive benchmark. Some other holdings in the Prudential Series Fund Natural Resources Portfolio that benefited from the favorable commodity market were our selection of oil stocks and our platinum and palladium stocks. These natural resources sectors also experienced broad-based price increases.

Sector investing carries higher risks than investing in a broadly diversified portfolio.


Performance Review
--------------------------------------------------------------------------------
Precious metals. The Portfolio is heavily invested in the precious metals sector of the natural resources market, which performed exceptionally well in 1999. Specifically, the Portfolio benefited greatly from our investment in stocks of companies in the world palladium and platinum market. Three of the largest holdings in the Portfolio--Impala Platinum Holdings, Ltd., Anglo American Platinum Ltd. and Stillwater Mining Co.--are platinum and palladium producers. Each company posted healthy returns and was a main contributor to the Portfolio's substantial returns over the course of the year. Prices of the stocks we held in palladium--another precious metal--also rose during our reporting period. Both platinum and palladium stocks benefited from the commodity price rally and the continued world economic recovery that took place for most of 1999.

Gold is back in favor. Global demand for gold remained high throughout the year and, in fact, its consumption now exceeds its current production. There was a substantial rally in the price of gold in September 1999 that benefited the gold stocks the Portfolio held at that time. Moreover, we have concentrated the Portfolio's gold holdings on unhedged gold producers, which were the best-performing gold stocks in the big rally at the end of September. The price of gold has finally started to show some renewed strength after years of suffering, and we feel this could be the beginning of a prolonged growth cycle in gold.

Strategy Session
--------------------------------------------------------------------------------
The start of something good. We think that many stocks that have begun to perform well in recent months, such as our platinum, palladium, gold, and energy stocks, are positioned for further healthy gains.

We especially like, and are bullish on, energy, and now have more than a 40% weighting in the energy sector of the market. We are expecting energy prices to remain strong into the year 2000 as world energy demands continue to recover from the Asian crisis of last year. The Portfolio's energy holdings are concentrated in oil service and exploration and production stocks. These stocks should do well in the rising oil and gas price environment we foresee over the next six months.

We are also bullish on, and feel very positive about, gold, and look for gold prices to trade at significantly higher levels over the next six months than they have in the recent past. We plan to maintain our present 13% weighting in gold stocks, and are concentrating on companies that are minimally hedged so that the Portfolio fully participates in any further rise in the price of gold.

In addition, we remain extremely upbeat on platinum group metals, and we plan to maintain our positions in those metals. Not only are the supply/demand trends for all platinum group metals extremely positive, but the stocks are still relatively cheap, and offer tremendous upside capital gain potential.


Outlook
--------------------------------------------------------------------------------
Portfolio Manager Leigh R. Goehring


[PHOTO]


A potentially massive shift in commodities markets.
"The gains of the past year could signal a major turnaround as supply and demand come closer to balance, resulting in higher prices across the board. We look for gains to continue for a variety of resources as incipient economic recoveries in Asia and Latin America join the sustained strength of the United States in pushing demand higher."


Portfolio Composition

                                                            as of 12/31/99
                                                            --------------
Energy                                                               41.4%
Precious Metals                                                      41.3%
Forest Products                                                       5.6%
Base Metals                                                           5.2%
Miscellaneous Non-Resources                                           3.4%
Other Diversified Resources                                           1.6%
Cash                                                                  1.5%

Source: Prudential. Holdings are subject to change.


Top Ten Holdings (% of Portfolio)

                                                            as of 12/31/99
                                                            --------------
Stillwater Mining Co.                                                 9.7%
Impala Platinum Holdings, Inc.                                        8.5%
Anglo American Platinum, Ltd., ADR                                    6.1%
Newmont Mining Corp.                                                  4.8%
BJ Service Co.                                                        4.0%
Smith International, Inc.                                             3.9%
Alberta Energy Co., Ltd.                                              3.5%
Newfield Exploration Co.                                              3.4%
Dynergy, Inc.                                                         3.1%
Champion Intl Corp.                                                   2.8%

Source: Prudential. Holdings are subject to change.

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                             MONEY MARKET PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1999
  ASSETS
    Investments, at value (cost:
      $1,328,719,634)..........................   $1,328,719,634
    Cash.......................................           27,534
    Receivable for capital stock sold..........          855,542
    Interest receivable........................       10,419,510
                                                  --------------
      Total Assets.............................    1,340,022,220
                                                  --------------
  LIABILITIES
    Payable for capital stock repurchased......        3,156,075
    Payable to investment adviser..............        1,302,069
    Accrued expenses...........................           89,854
                                                  --------------
      Total Liabilities........................        4,547,998
                                                  --------------
  NET ASSETS...................................   $1,335,474,222
                                                  ==============
    Net assets were comprised of:
      Common stock, at $0.01 par value.........   $    1,335,474
      Paid-in capital, in excess of par........    1,334,138,748
                                                  --------------
    Net assets.................................   $1,335,474,222
                                                  ==============
    Net asset value and redemption price per
      share, 133,547,422 outstanding shares of
      common stock (authorized 170,000,000
      shares)..................................   $        10.00
                                                  ==============

STATEMENT OF OPERATIONS
Year Ended December 31, 1999
  INVESTMENT INCOME
    Interest...................................  $    58,660,531
                                                 ---------------
  EXPENSES
    Investment advisory fee....................        4,400,851
    Shareholders' reports......................          150,000
    Accounting fees............................           50,000
    Custodian's fees and expenses..............           36,000
    Audit fee and expenses.....................           15,500
    Transfer agent's fees and expenses.........            8,000
    Legal fees and expenses....................            5,000
    Directors' fees............................            4,000
    Miscellaneous..............................            7,850
                                                 ---------------
      Total expenses...........................        4,677,201
    Less: custodian fee credit.................          (22,116)
                                                 ---------------
      Net expenses.............................        4,655,085
                                                 ---------------
    NET INVESTMENT INCOME......................       54,005,446
                                                 ---------------

  NET REALIZED GAIN ON INVESTMENTS.............           10,627
                                                 ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $    54,016,073
                                                 ===============

STATEMENTS OF CHANGES IN NET ASSETS
                                                                      YEARS ENDED DECEMBER 31,
                                                              ----------------------------------------
                                                                    1999                 1998
                                                              ------------------   -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income...................................   $    54,005,446       $    42,343,388
    Net realized gain on investments........................            10,627                16,489
                                                               ---------------       ---------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS....        54,016,073            42,359,877
                                                               ---------------       ---------------
  DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment income....................       (54,005,446)          (42,343,388)
    Distributions from net realized capital gains...........           (10,627)              (16,489)
                                                               ---------------       ---------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS.......................       (54,016,073)          (42,359,877)
                                                               ---------------       ---------------
  CAPITAL STOCK TRANSACTIONS:
    Capital stock sold [122,718,909 and 76,618,642 shares,
     respectively]..........................................     1,227,189,093           766,186,419
    Capital stock issued in reinvestment of dividends and
     distributions [5,401,607 and 4,235,988 shares,
     respectively]..........................................        54,016,073            42,359,877
    Capital stock repurchased [(86,592,293) and (54,581,645)
     shares, respectively]..................................      (865,922,932)         (545,816,448)
                                                               ---------------       ---------------
    NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK
     TRANSACTIONS...........................................       415,282,234           262,729,848
                                                               ---------------       ---------------
  TOTAL INCREASE IN NET ASSETS..............................       415,282,234           262,729,848
  NET ASSETS:
    Beginning of year.......................................       920,191,988           657,462,140
                                                               ---------------       ---------------
    End of year.............................................   $ 1,335,474,222       $   920,191,988
                                                               ===============       ===============

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A1

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                           DIVERSIFIED BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1999
  ASSETS
    Investments, at value (cost:
      $1,297,259,294)..........................   $1,253,503,398
    Cash.......................................              857
    Interest receivable........................       21,864,296
    Receivable for capital stock sold..........           84,272
                                                  --------------
      Total Assets.............................    1,275,452,823
                                                  --------------
  LIABILITIES
    Payable for investments purchased..........       19,689,306
    Payable to investment adviser..............        1,265,637
    Payable for capital stock repurchased......          506,980
    Accrued expenses...........................           83,825
    Due to broker -- variation margin..........           75,125
                                                  --------------
      Total Liabilities........................       21,620,873
                                                  --------------
  NET ASSETS...................................   $1,253,831,950
                                                  ==============
    Net assets were comprised of:
      Common stock, at $0.01 par value.........   $    1,145,550
      Paid-in capital, in excess of par........    1,248,882,163
                                                  --------------
                                                   1,250,027,713
    Undistributed net investment income........       76,304,703
    Accumulated net realized loss on
      investments..............................      (28,197,726)
    Net unrealized depreciation on
      investments..............................      (44,302,740)
                                                  --------------
    Net assets, December 31, 1999..............   $1,253,831,950
                                                  ==============
    Net asset value and redemption price per
      share, 114,554,992 outstanding shares of
      common stock (authorized 170,000,000
      shares)..................................   $        10.95
                                                  ==============

STATEMENT OF OPERATIONS
Year Ended December 31, 1999
  INVESTMENT INCOME
    Interest...................................  $    81,500,023
                                                 ---------------
  EXPENSES
    Investment advisory fee....................        4,880,364
    Shareholders' reports......................          140,000
    Accounting fees............................          110,000
    Custodian's fees and expenses..............           50,000
    Audit fee and expenses.....................           15,000
    Transfer agent's fees and expenses.........            8,100
    Legal fees and expenses....................            6,000
    Directors' fees............................            4,000
    Miscellaneous..............................           23,769
                                                 ---------------
      Total expenses...........................        5,237,233
    Less: custodian fee credit.................          (41,913)
                                                 ---------------
      Net expenses.............................        5,195,320
                                                 ---------------
  NET INVESTMENT INCOME........................       76,304,703
                                                 ---------------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
    Net realized gain (loss) on:
      Investments..............................      (26,270,908)
      Futures..................................           48,764
                                                 ---------------
                                                     (26,222,144)
                                                 ---------------
    Net change in unrealized depreciation on:
      Investments..............................      (58,177,006)
      Futures..................................         (546,844)
                                                 ---------------
                                                     (58,723,850)
                                                 ---------------
  NET LOSS ON INVESTMENTS......................      (84,945,994)
                                                 ---------------
  NET DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $    (8,641,291)
                                                 ===============

STATEMENTS OF CHANGES IN NET ASSETS
                                                                      YEARS ENDED DECEMBER 31,
                                                              ----------------------------------------
                                                                    1999                 1998
                                                              ------------------   -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income...................................   $    76,304,703       $    60,710,670
    Net realized gain (loss) on investments.................       (26,222,144)            1,484,118
    Net change in unrealized appreciation
     (depreciation) on investments..........................       (58,723,850)            2,237,978
                                                               ---------------       ---------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
     OPERATIONS.............................................        (8,641,291)           64,432,766
                                                               ---------------       ---------------
  DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment income....................                --           (60,939,829)
    Distributions from net realized capital gains...........        (3,302,269)           (3,466,261)
                                                               ---------------       ---------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS.......................        (3,302,269)          (64,406,090)
                                                               ---------------       ---------------
  CAPITAL STOCK TRANSACTIONS:
    Capital stock sold [26,987,966 and 29,994,210 shares,
     respectively]..........................................       296,061,460           334,707,738
    Capital stock issued in reinvestment of dividends and
     distributions [298,578 and 5,809,428 shares,
     respectively]..........................................         3,302,269            64,406,090
    Capital stock repurchased [(14,272,876) and (8,361,173)
     shares, respectively]..................................      (156,161,922)          (93,273,532)
                                                               ---------------       ---------------
   NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK
  TRANSACTIONS..............................................       143,201,807           305,840,296
                                                               ---------------       ---------------
  TOTAL INCREASE IN NET ASSETS..............................       131,258,247           305,866,972
  NET ASSETS:
    Beginning of year.......................................     1,122,573,703           816,706,731
                                                               ---------------       ---------------
    End of year(a)..........................................   $ 1,253,831,950       $ 1,122,573,703
                                                               ===============       ===============
    (a) Includes undistributed net investment income of:....   $    76,304,703       $            --
                                                               ---------------       ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A2

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                          GOVERNMENT INCOME PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1999
  ASSETS
    Investments, at value
      (cost: $376,159,957).....................   $  360,709,875
    Cash.......................................              631
    Interest receivable........................        4,957,010
    Due from broker -- variation margin........           64,531
    Receivable for capital stock sold..........           11,818
    Receivable for securities lending income...           30,220
                                                  --------------
      Total Assets.............................      365,774,085
                                                  --------------
  LIABILITIES
    Payable for investments purchased..........       29,528,375
    Payable to investment adviser..............          348,979
    Payable for capital stock repurchased......          342,218
    Accrued expenses...........................           73,622
                                                  --------------
      Total Liabilities........................       30,293,194
                                                  --------------
  NET ASSETS...................................   $  335,480,891
                                                  ==============
    Net assets were comprised of:
      Common stock, at $0.01 par value.........   $      290,443
      Paid-in capital, in excess of par........      327,696,346
                                                  --------------
                                                     327,986,789
    Undistributed net investment income........       22,098,715
    Accumulated net realized gain on
      investments..............................          569,297
    Net unrealized depreciation on
      investments..............................      (15,173,910)
                                                  --------------
    Net assets, December 31, 1999..............   $  335,480,891
                                                  ==============
    Net asset value and redemption price per
      share, 29,044,347 outstanding shares of
      common stock (authorized 65,000,000
      shares)..................................   $        11.55
                                                  ==============

STATEMENT OF OPERATIONS
Year Ended December 31, 1999
  INVESTMENT INCOME
    Interest...................................  $    23,802,779
    Income from securities loaned, net.........            2,510
                                                 ---------------
                                                      23,805,289
                                                 ---------------
  EXPENSES
    Investment advisory fee....................        1,545,837
    Accounting fees............................          105,000
    Shareholders' reports......................           31,000
    Audit fee and expenses.....................           10,000
    Transfer agent's fees and expenses.........            6,100
    Custodian's fees and expenses..............            4,000
    Directors' fees............................            4,000
    Legal fees and expenses....................            2,000
    Miscellaneous..............................            1,043
                                                 ---------------
      Total expenses...........................        1,708,980
    Less: custodian fee credit.................           (2,406)
                                                 ---------------
      Net expenses.............................        1,706,574
                                                 ---------------
  NET INVESTMENT INCOME........................       22,098,715
                                                 ---------------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
    Net realized gain (loss) on:
      Investments..............................          620,241
      Futures..................................          (30,871)
      Short sales..............................           37,448
                                                 ---------------
                                                         626,818
                                                 ---------------
    Net change in unrealized appreciation
      (depreciation) on:
      Investments..............................      (34,039,248)
      Futures..................................          276,172
                                                 ---------------
                                                     (33,763,076)
                                                 ---------------
  NET LOSS ON INVESTMENTS......................      (33,136,258)
                                                 ---------------
  NET DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $   (11,037,543)
                                                 ===============

STATEMENTS OF CHANGES IN NET ASSETS
                                                                      YEARS ENDED DECEMBER 31,
                                                              ----------------------------------------
                                                                    1999                 1998
                                                              ------------------   -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income...................................   $    22,098,715       $    24,850,570
    Net realized gain on investments........................           626,818             7,136,992
    Net change in unrealized appreciation
     (depreciation) on investments..........................       (33,763,076)            5,393,840
                                                               ---------------       ---------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
     OPERATIONS.............................................       (11,037,543)           37,381,402
                                                               ---------------       ---------------
  DIVIDENDS AND DISTRIBUTIONS
    Dividends from net investment income....................                --           (24,927,823)
    Distributions in excess of net investment income........                --               (64,303)
                                                               ---------------       ---------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS.......................                --           (24,992,126)
                                                               ---------------       ---------------
  CAPITAL STOCK TRANSACTIONS:
    Capital stock sold [1,551,024 and 3,555,442 shares,
     respectively]..........................................        18,087,112            42,216,640
    Capital stock issued in reinvestment of dividends and
     distributions [-0- and 2,122,659 shares,
     respectively]..........................................                --            24,992,126
    Capital stock repurchased [(9,860,838) and (5,610,053)
     shares, respectively]..................................      (114,780,632)          (66,029,147)
                                                               ---------------       ---------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
     CAPITAL STOCK TRANSACTIONS.............................       (96,693,520)            1,179,619
                                                               ---------------       ---------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...................      (107,731,063)           13,568,895
  NET ASSETS:
    Beginning of year.......................................       443,211,954           429,643,059
                                                               ---------------       ---------------
    End of year(a)..........................................   $   335,480,891       $   443,211,954
                                                               ===============       ===============
    (a) Includes undistributed net investment income of:....   $    22,098,715       $            --
                                                               ---------------       ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A3

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                        ZERO COUPON BOND 2000 PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1999
  ASSETS
    Investments, at value (cost:
      $40,812,779).............................   $   41,314,539
    Cash.......................................              998
    Interest receivable........................               38
                                                  --------------
      Total Assets.............................       41,315,575
                                                  --------------
  LIABILITIES
    Payable to investment adviser..............           41,443
    Accrued expenses...........................           21,625
    Payable for capital stock repurchased......           11,308
                                                  --------------
      Total Liabilities........................           74,376
                                                  --------------
  NET ASSETS...................................   $   41,241,199
                                                  ==============
    Net assets were comprised of:
      Common stock, at $0.01 par value.........   $       31,747
      Paid-in capital, in excess of par........       38,414,973
                                                  --------------
                                                      38,446,720
    Undistributed net investment income........        2,227,728
    Accumulated net realized gain on
      investments..............................           64,991
    Net unrealized appreciation on
      investments..............................          501,760
                                                  --------------
    Net assets, December 31, 1999..............   $   41,241,199
                                                  ==============
    Net asset value and redemption price per
      share, 3,174,688 outstanding shares of
      common stock (authorized 10,000,000
      shares)..................................   $        12.99
                                                  ==============

STATEMENT OF OPERATIONS
Year Ended December 31, 1999
  INVESTMENT INCOME
    Interest...................................  $     2,461,922
                                                 ---------------
  EXPENSES
    Investment advisory fee....................          160,235
    Accounting fees............................           60,000
    Shareholders' reports......................            4,000
    Directors' fees............................            4,000
    Audit fee and expenses.....................            3,400
    Transfer agent's fees and expenses.........            2,000
    Legal fees and expenses....................              200
    Miscellaneous..............................              399
                                                 ---------------
      Total expenses...........................          234,234
    Less: custodian fee credit.................              (40)
                                                 ---------------
      Net expenses.............................          234,194
                                                 ---------------
  NET INVESTMENT INCOME........................        2,227,728
                                                 ---------------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
    Net realized gain on investments...........           64,991
    Net change in unrealized depreciation on
      investments..............................       (1,426,110)
                                                 ---------------
  NET LOSS ON INVESTMENTS......................       (1,361,119)
                                                 ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $       866,609
                                                 ===============

STATEMENTS OF CHANGES IN NET ASSETS
                                                                      YEARS ENDED DECEMBER 31,
                                                              ----------------------------------------
                                                                    1999                 1998
                                                              ------------------   -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income...................................   $     2,227,728       $     1,938,449
    Net realized gain on investments........................            64,991               613,189
    Net change in unrealized appreciation
     (depreciation) on investments..........................        (1,426,110)              344,539
                                                               ---------------       ---------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS....           866,609             2,896,177
                                                               ---------------       ---------------
  DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment income....................                --            (1,944,693)
    Dividends from net realized capital gains...............           (74,885)             (538,304)
                                                               ---------------       ---------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS.......................           (74,885)           (2,482,997)
                                                               ---------------       ---------------
  CAPITAL STOCK TRANSACTIONS:
    Capital stock sold [297,406 and 585,974 shares,
     respectively]..........................................         3,825,409             7,538,056
    Capital stock issued in reinvestment of dividends and
     distributions [5,864 and 193,954 shares,
     respectively]..........................................            74,885             2,482,997
    Capital stock repurchased [(283,069) and (898,800)
     shares, respectively]..................................        (3,630,462)          (11,521,310)
                                                               ---------------       ---------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
     CAPITAL STOCK TRANSACTIONS.............................           269,832            (1,500,257)
                                                               ---------------       ---------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...................         1,061,556            (1,087,077)
  NET ASSETS:
    Beginning of year.......................................        40,179,643            41,266,720
                                                               ---------------       ---------------
    End of year(a)..........................................   $    41,241,199       $    40,179,643
                                                               ===============       ===============
    (a) Includes undistributed net investment income of:....   $     2,227,728       $            --
                                                               ---------------       ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A4

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                        ZERO COUPON BOND 2005 PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1999
  ASSETS
    Investments, at value (cost:
      $46,003,252).............................   $   45,477,722
    Cash.......................................              489
    Receivable for capital stock sold..........              719
    Interest receivable........................               43
                                                  --------------
      Total Assets.............................       45,478,973
                                                  --------------
  LIABILITIES
    Payable to investment adviser..............           45,982
    Accrued expenses...........................           22,967
    Payable for capital stock repurchased......            4,746
                                                  --------------
      Total Liabilities........................           73,695
                                                  --------------
  NET ASSETS...................................   $   45,405,278
                                                  ==============
    Net assets were comprised of:
      Common stock, at $0.01 par value.........   $       35,800
      Paid-in capital, in excess of par........       42,474,941
                                                  --------------
                                                      42,510,741
    Undistributed net investment income........        2,385,057
    Accumulated net realized gain on
      investments..............................        1,035,010
    Net unrealized depreciation on
      investments..............................         (525,530)
                                                  --------------
    Net assets, December 31, 1999..............   $   45,405,278
                                                  ==============
    Net asset value and redemption price per
      share, 3,579,888 outstanding shares of
      common stock (authorized 10,000,000
      shares)..................................   $        12.68
                                                  ==============

STATEMENT OF OPERATIONS
Year Ended December 31, 1999
  INVESTMENT INCOME
    Interest...................................  $     2,647,052
                                                 ---------------
  EXPENSES
    Investment advisory fee....................          179,486
    Accounting fees............................           67,000
    Shareholders' reports......................            5,000
    Directors' fees............................            4,000
    Audit fee and expenses.....................            3,000
    Transfer agent's fees and expenses.........            2,400
    Custodian's fees and expenses..............            2,000
    Miscellaneous..............................               84
                                                 ---------------
      Total expenses...........................          262,970
    Less: custodian fee credit.................             (975)
                                                 ---------------
      Net expenses.............................          261,995
                                                 ---------------
  NET INVESTMENT INCOME........................        2,385,057
                                                 ---------------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
    Net realized gain on investments...........        1,035,010
    Net change in unrealized appreciation
      (depreciation) on investments............       (6,039,140)
                                                 ---------------
  NET LOSS ON INVESTMENTS......................       (5,004,130)
                                                 ---------------
  NET DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $    (2,619,073)
                                                 ===============

STATEMENTS OF CHANGES IN NET ASSETS
                                                                      YEARS ENDED DECEMBER 31,
                                                              ----------------------------------------
                                                                    1999                 1998
                                                              ------------------   -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income...................................   $     2,385,057       $     2,014,406
    Net realized gain on investments........................         1,035,010                    --
    Net change in unrealized appreciation (depreciation) on
     investments............................................        (6,039,140)            2,497,521
                                                               ---------------       ---------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
     OPERATIONS.............................................        (2,619,073)            4,511,927
                                                               ---------------       ---------------
  DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment income....................                --            (2,019,716)
    Distributions from net realized capital gains...........                --               (38,745)
                                                               ---------------       ---------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS.......................                --            (2,058,461)
                                                               ---------------       ---------------
  CAPITAL STOCK TRANSACTIONS:
    Capital stock sold [667,362 and 960,834 shares,
     respectively]..........................................         8,629,539            12,526,521
    Capital stock issued in reinvestment of dividends and
     distributions [-0- and 156,052 shares, respectively]...                --             2,058,461
    Capital stock repurchased [(472,837) and (177,614)
     shares, respectively]..................................        (6,108,622)           (2,345,896)
                                                               ---------------       ---------------
    NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK
     TRANSACTIONS...........................................         2,520,917            12,239,086
                                                               ---------------       ---------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...................           (98,156)           14,692,552
  NET ASSETS:
    Beginning of year.......................................        45,503,434            30,810,882
                                                               ---------------       ---------------
    End of year(a)..........................................   $    45,405,278       $    45,503,434
                                                               ===============       ===============
    (a) Includes undistributed net investment income of:....   $     2,385,057       $            --
                                                               ---------------       ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A5

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                        CONSERVATIVE BALANCED PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1999
  ASSETS
    Investments, at value (cost:
      $4,474,325,684)..........................   $4,854,781,493
    Cash.......................................        1,422,807
    Receivable for securities lending,
      income...................................        4,689,111
    Interest and dividends receivable..........       42,739,444
    Receivable for investments sold............          166,868
    Receivable for capital stock sold..........           39,860
                                                  --------------
      Total Assets.............................    4,903,839,583
                                                  --------------
  LIABILITIES
    Collateral for securities on loan..........      504,046,862
    Payable to investment adviser..............        6,028,201
    Securities lending rebate payable..........        2,965,737
    Payable for investments purchased..........        2,020,467
    Payable for capital stock repurchased......        1,222,854
    Accrued expenses...........................          290,137
    Due to broker -- variation margin..........          125,094
                                                  --------------
      Total Liabilities........................      516,699,352
                                                  --------------
  NET ASSETS...................................   $4,387,140,231
                                                  ==============
    Net assets were comprised of:
      Common stock, at $0.01 par value.........   $    2,856,249
      Paid-in capital, in excess of par........    4,013,577,042
                                                  --------------
                                                   4,016,433,291
    Undistributed net investment income........          392,041
    Distributions in excess of net realized
      gain on investments......................       (9,619,315)
    Net unrealized appreciation on
      investments..............................      379,934,214
                                                  --------------
    Net assets, December 31, 1999..............   $4,387,140,231
                                                  ==============
    Net asset value and redemption price per
      share, 285,624,853 outstanding shares of
      common stock (authorized 370,000,000
      shares)..................................   $        15.36
                                                  ==============

STATEMENT OF OPERATIONS
Year Ended December 31, 1999
  INVESTMENT INCOME
    Dividends (net of $286,950 foreign
      withholding tax).........................  $    27,413,849
    Interest...................................      181,248,101
    Income from securities loaned, net.........        1,820,729
                                                 ---------------
                                                     210,482,679
                                                 ---------------
  EXPENSES
    Investment advisory fee....................       25,195,056
    Shareholders' reports......................          493,000
    Accounting fees............................          260,000
    Custodian's fees and expenses..............          210,000
    Audit fee and expenses.....................           45,000
    Legal fees and expenses....................           21,200
    Transfer agent's fees and expenses.........            8,000
    Directors' fees............................            4,000
    Miscellaneous..............................           94,076
                                                 ---------------
      Total expenses...........................       26,330,332
    Less: custodian fee credit.................          (80,190)
                                                 ---------------
      Net expenses.............................       26,250,142
                                                 ---------------
  NET INVESTMENT INCOME........................      184,232,537
                                                 ---------------
  NET REALIZED AND UNREALIZED GAIN (LOSS)ON
  INVESTMENTS
    Net realized gain (loss) on:
      Investments..............................          938,110
      Futures..................................         (493,916)
                                                 ---------------
                                                         444,194
                                                 ---------------
    Net change in unrealized appreciation
      (depreciation) on:
      Investments..............................      114,039,471
      Futures..................................       (3,001,308)
                                                 ---------------
                                                     111,038,163
                                                 ---------------
  NET GAIN ON INVESTMENTS......................      111,482,357
                                                 ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $   295,714,894
                                                 ===============

STATEMENTS OF CHANGES IN NET ASSETS
                                                                      YEARS ENDED DECEMBER 31,
                                                              ----------------------------------------
                                                                    1999                 1998
                                                              ------------------   -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income...................................   $   184,232,537       $   200,201,254
    Net realized gain on investments........................           444,194           263,079,117
    Net change in unrealized appreciation on investments....       111,038,163            66,472,901
                                                               ---------------       ---------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS....       295,714,894           529,753,272
                                                               ---------------       ---------------
  DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment income....................      (183,840,496)         (201,150,300)
    Distributions from net realized capital gains...........       (16,406,123)         (284,059,981)
    Distributions in excess of net realized capital gains...        (9,619,315)                   --
                                                               ---------------       ---------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS.......................      (209,865,934)         (485,210,281)
                                                               ---------------       ---------------
  CAPITAL STOCK TRANSACTIONS:
    Capital stock sold [3,595,334 and 4,155,780 shares,
     respectively]..........................................        54,694,876            64,306,807
    Capital stock issued in reinvestment of dividends and
     distributions [13,845,674 and 32,017,520 shares,
     respectively]..........................................       209,865,934           485,210,281
    Capital stock repurchased [(49,920,477) and (34,980,138)
     shares, respectively]..................................      (759,229,309)         (542,332,348)
                                                               ---------------       ---------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
     CAPITAL STOCK TRANSACTIONS.............................      (494,668,499)            7,184,740
                                                               ---------------       ---------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...................      (408,819,539)           51,727,731
  NET ASSETS:
    Beginning of year.......................................     4,795,959,770         4,744,232,039
                                                               ---------------       ---------------
    End of year (a).........................................   $ 4,387,140,231       $ 4,795,959,770
                                                               ===============       ===============
    (a) Includes undistributed net investment income of.....   $       392,041       $            --
                                                               ---------------       ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A6

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                           FLEXIBLE MANAGED PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1999
  ASSETS
    Investments, at value (cost:
      $5,219,625,332)..........................   $5,631,103,413
    Cash.......................................        2,947,562
    Interest and dividends receivable..........       36,766,337
    Receivable for securities lending income...        3,251,757
    Receivable for investments sold............          488,542
    Receivable for capital stock sold..........            2,875
                                                  --------------
      Total Assets.............................    5,674,560,486
                                                  --------------
  LIABILITIES
    Collateral for securities on loan..........      526,881,461
    Payable to investment adviser..............        7,566,477
    Payable for investments purchased..........        5,161,402
    Payable from broker........................        4,214,978
    Securities lending rebate payable..........        2,877,006
    Payable for capital stock repurchased......        1,500,619
    Due from broker -- variation margin........          598,738
    Accrued expenses...........................          495,510
                                                  --------------
      Total Liabilities........................      549,296,191
                                                  --------------
  NET ASSETS...................................   $5,125,264,295
                                                  ==============
    Net assets were comprised of:
      Common stock, at $0.01 par value.........   $    2,904,882
      Paid-in capital, in excess of par........    4,494,235,963
                                                  --------------
                                                   4,497,140,845
    Undistributed net investment income........      168,078,194
    Accumulated net realized gain on
      investments..............................       50,083,953
    Net unrealized appreciation on
      investments..............................      409,961,303
                                                  --------------
    Net assets.................................   $5,125,264,295
                                                  ==============
    Net asset value and redemption price per
      share, 290,488,231 outstanding shares of
      common stock (authorized 370,000,000
      shares)..................................   $        17.64
                                                  ==============

STATEMENT OF OPERATIONS
Year Ended December 31, 1999
  INVESTMENT INCOME
    Dividends (net of $611,104 foreign
      withholding tax).........................  $    43,655,429
    Income from securities loaned, net.........        1,727,448
    Interest...................................      155,468,167
                                                 ---------------
                                                     200,851,044
                                                 ---------------
  EXPENSES
    Investment advisory fee....................       31,532,667
    Shareholders' reports......................          577,000
    Accounting fees............................          240,000
    Custodian's fees and expenses..............          225,000
    Audit fee and expenses.....................           47,000
    Legal fees and expenses....................           22,000
    Transfer agent's fees and expenses.........            8,000
    Directors' fees............................            4,000
    Miscellaneous..............................          105,969
                                                 ---------------
      Total expenses...........................       32,761,636
    Less: custodian fee credit.................          (58,367)
                                                 ---------------
      Net expenses.............................       32,703,269
                                                 ---------------
  NET INVESTMENT INCOME........................      168,147,775
                                                 ---------------
  NET REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS
    Net realized gain on:
      Investments..............................       45,313,528
      Futures..................................       21,714,794
                                                 ---------------
                                                      67,028,322
                                                 ---------------
    Net change in unrealized appreciation
      (depreciation) on:
      Investments..............................      174,886,106
      Futures..................................      (16,638,716)
                                                 ---------------
                                                     158,247,390
                                                 ---------------
  NET GAIN ON INVESTMENTS......................      225,275,712
                                                 ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $   393,423,487
                                                 ===============

STATEMENTS OF CHANGES IN NET ASSETS
                                                                      YEARS ENDED DECEMBER 31,
                                                              ----------------------------------------
                                                                    1999                 1998
                                                              ------------------   -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income...................................   $   168,147,775       $   177,588,088
    Net realized gain on investments........................        67,028,322           513,883,914
    Net change in unrealized appreciation on investments....       158,247,390          (167,145,159)
                                                               ---------------       ---------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS....       393,423,487           524,326,843
                                                               ---------------       ---------------
  DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment income....................          (240,137)         (178,186,396)
    Distributions from net realized capital gains...........       (60,930,102)         (552,345,875)
                                                               ---------------       ---------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS.......................       (61,170,239)         (730,532,271)
                                                               ---------------       ---------------
  CAPITAL STOCK TRANSACTIONS:
    Capital stock sold [3,138,333 and 4,188,120 shares,
     respectively]..........................................        53,348,688            74,668,669
    Capital stock issued in reinvestment of dividends and
     distributions [3,554,343 and 43,615,212 shares,
     respectively]..........................................        61,170,239           730,532,271
    Capital stock repurchased [(42,922,625) and (38,796,213)
     shares, respectively]..................................      (731,489,268)         (679,156,218)
                                                               ---------------       ---------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
     CAPITAL STOCK TRANSACTIONS.............................      (616,970,341)          126,044,722
                                                               ---------------       ---------------
  TOTAL DECREASE IN NET ASSETS..............................      (284,717,093)          (80,160,706)
  NET ASSETS:
    Beginning of year.......................................     5,409,981,388         5,490,142,094
                                                               ---------------       ---------------
    End of year (a).........................................   $ 5,125,264,295       $ 5,409,981,388
                                                               ===============       ===============
    (a) Includes undistributed net investment income of:....   $   168,078,194       $       170,558
                                                               ---------------       ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A7

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                           HIGH YIELD BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1999
  ASSETS
    Investments, at value (cost:
      $883,301,482)............................   $  798,481,985
    Cash.......................................            8,430
    Interest and dividends receivable..........       18,917,132
    Receivable for security lending income.....           43,150
    Receivable for capital stock sold..........           71,219
    Receivable for investments sold............           71,175
                                                  --------------
      Total Assets.............................      817,593,091
                                                  --------------
  LIABILITIES
    Collateral for securities on loan..........       12,233,400
    Payable for investments purchased..........        1,650,248
    Payable to investment adviser..............        1,101,299
    Payable for capital stock repurchased......          191,678
    Accrued expenses and other liabilities.....          117,195
    Securities lending rebate payable..........           98,721
    Written options outstanding................                3
                                                  --------------
      Total Liabilities........................       15,392,544
                                                  --------------
  NET ASSETS...................................   $  802,200,547
                                                  ==============
    Net assets were comprised of:
      Common stock, at $0.01 par value.........   $    1,067,107
      Paid-in capital, in excess of par........      853,033,328
                                                  --------------
                                                     854,100,435
    Undistributed net investment income........       84,257,678
    Accumulated net realized loss on
      investments..............................      (51,406,066)
    Net unrealized depreciation on
      investments..............................      (84,751,500)
                                                  --------------
    Net assets, December 31, 1999..............   $  802,200,547
                                                  ==============
    Net asset value and redemption price per
      share, 106,710,720 outstanding shares of
      common stock (authorized 195,000,000
      shares)..................................   $         7.52
                                                  ==============

STATEMENT OF OPERATIONS
Year Ended December 31, 1999
  INVESTMENT INCOME
    Interest...................................  $    83,474,384
    Dividends..................................        5,444,639
    Income from securities loaned, net.........           91,475
                                                 ---------------
                                                      89,010,498
                                                 ---------------
  EXPENSES
    Investment advisory fee....................        4,421,391
    Accounting fees............................          160,000
    Shareholders' reports......................           88,000
    Custodian's fees and expenses..............           48,000
    Audit fee and expenses.....................           24,000
    Legal fees and expenses....................           14,000
    Transfer agent's fees and expenses.........            9,000
    Directors' fees............................            4,000
    Miscellaneous..............................            1,784
                                                 ---------------
      Total expenses...........................        4,770,175
    Less: custodian fee credit.................          (17,355)
                                                 ---------------
      Net expenses.............................        4,752,820
                                                 ---------------
  NET INVESTMENT INCOME........................       84,257,678
                                                 ---------------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
    Net realized loss on investments...........      (42,984,475)
    Net change in unrealized depreciation on
      investments..............................       (5,307,921)
                                                 ---------------
  NET LOSS ON INVESTMENTS......................      (48,292,396)
                                                 ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $    35,965,282
                                                 ===============

STATEMENTS OF CHANGES IN NET ASSETS
                                                                      YEARS ENDED DECEMBER 31,
                                                              ----------------------------------------
                                                                    1999                 1998
                                                              ------------------   -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income...................................   $    84,257,678       $    71,160,362
    Net realized loss on investments........................       (42,984,475)           (2,031,112)
    Net change in unrealized depreciation on investments....        (5,307,921)          (90,371,730)
                                                               ---------------       ---------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
     OPERATIONS.............................................        35,965,282           (21,242,480)
                                                               ---------------       ---------------
  DIVIDENDS:
    Dividends from net investment income....................        (2,179,668)          (69,715,948)
                                                               ---------------       ---------------
  CAPITAL STOCK TRANSACTIONS:
    Capital stock sold [17,182,804 and 42,524,544 shares,
     respectively]..........................................       127,100,943           336,104,252
    Capital stock issued in reinvestment of dividends and
     distributions [291,010 and 9,210,712 shares,
     respectively]..........................................         2,179,668            69,715,948
    Capital stock repurchased [(20,307,030) and (12,010,426)
     shares, respectively]..................................      (150,186,649)          (94,215,879)
                                                               ---------------       ---------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
     CAPITAL STOCK TRANSACTIONS.............................       (20,906,038)          311,604,321
                                                               ---------------       ---------------
  TOTAL INCREASE IN NET ASSETS..............................        12,879,576           220,645,893
  NET ASSETS:
    Beginning of year.......................................       789,320,971           568,675,078
                                                               ---------------       ---------------
    End of year(a)..........................................   $   802,200,547       $   789,320,971
                                                               ===============       ===============
    (a) Includes undistributed net investment income of:....   $    84,257,678       $     2,179,668
                                                               ---------------       ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A8

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                             STOCK INDEX PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1999
  ASSETS
    Investments, at value
      (cost: $2,345,486,363)...................   $4,656,162,855
    Cash.......................................           16,660
    Interest and dividends receivable..........        4,103,786
    Receivable for capital stock sold..........        1,023,504
    Receivable for investments sold............          583,564
    Due from broker -- variation margin........          145,000
                                                  --------------
      Total Assets.............................    4,662,035,369
                                                  --------------
  LIABILITIES
    Payable to investment adviser..............        3,371,376
    Payable for investments purchased..........        2,251,707
    Payable for capital stock repurchased......        1,099,090
    Accrued expenses...........................          295,676
                                                  --------------
      Total Liabilities........................        7,017,849
                                                  --------------
  NET ASSETS...................................   $4,655,017,520
                                                  ==============
    Net assets were comprised of:
      Common stock, at $0.01 par value.........   $    1,047,241
      Paid-in capital, in excess of par........    2,338,932,384
                                                  --------------
                                                   2,339,979,625
    Undistributed net investment income........          315,792
    Accumulated net realized gain on
      investments..............................        1,621,348
    Net unrealized appreciation on
      investments..............................    2,313,100,755
                                                  --------------
    Net assets, December 31, 1999..............   $4,655,017,520
                                                  ==============
    Net asset value and redemption price per
      share, 104,724,109 outstanding shares of
      common stock (authorized 170,000,000
      shares)..................................   $        44.45
                                                  ==============

STATEMENT OF OPERATIONS
Year Ended December 31, 1999
  INVESTMENT INCOME
    Dividends (net of $566,445 foreign
      withholding tax).........................  $    54,524,413
    Interest...................................        5,110,430
                                                 ---------------
                                                      59,634,843
                                                 ---------------
  EXPENSES
    Investment advisory fee....................       14,259,131
    Shareholders' reports......................          550,000
    Custodian's fees and expenses..............          140,000
    Accounting fees............................          131,000
    Audit fee and expenses.....................           40,000
    Legal fees and expenses....................           20,000
    Transfer agent's fees and expenses.........            8,500
    Directors' fees............................            4,000
    Miscellaneous..............................           78,482
                                                 ---------------
      Total expenses...........................       15,231,113
    Less: custodian fee credit.................           (4,650)
                                                 ---------------
      Net expenses.............................       15,226,463
                                                 ---------------
  NET INVESTMENT INCOME........................       44,408,380
                                                 ---------------
  NET REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS
    Net realized gain on:
      Investments..............................       32,943,947
      Futures..................................       13,251,281
                                                 ---------------
                                                      46,195,228
                                                 ---------------
    Net change in unrealized appreciation on:
      Investments..............................      685,134,062
      Futures..................................       (2,181,112)
                                                 ---------------
                                                     682,952,950
                                                 ---------------
  NET GAIN ON INVESTMENTS......................      729,148,178
                                                 ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $   773,556,558
                                                 ===============

STATEMENTS OF CHANGES IN NET ASSETS
                                                                      YEARS ENDED DECEMBER 31,
                                                              ----------------------------------------
                                                                    1999                 1998
                                                              ------------------   -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income...................................   $    44,408,380       $    36,771,654
    Net realized gain on investments........................        46,195,228            57,465,213
    Net change in unrealized appreciation on investments....       682,952,950           644,691,671
                                                               ---------------       ---------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS....       773,556,558           738,928,538
                                                               ---------------       ---------------
  DIVIDENDS AND DISTRIBUTIONS
    Dividends from net investment income....................       (44,092,588)          (37,075,916)
    Distributions from net realized capital gains...........       (54,347,010)          (53,566,202)
                                                               ---------------       ---------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS.......................       (98,439,598)          (90,642,118)
                                                               ---------------       ---------------
  CAPITAL STOCK TRANSACTIONS:
    Capital stock sold [19,061,602 and 21,945,962 shares,
     respectively]..........................................       768,257,840           739,810,425
    Capital stock issued in reinvestment of dividends and
     distributions [2,357,499 and 2,541,175 shares,
     respectively]..........................................        98,439,598            90,642,118
    Capital stock repurchased [(10,712,263) and (11,483,263)
     shares, respectively]..................................      (434,885,868)         (378,841,199)
                                                               ---------------       ---------------
    NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK
     TRANSACTIONS...........................................       431,811,570           451,611,344
                                                               ---------------       ---------------
  TOTAL INCREASE IN NET ASSETS..............................     1,106,928,530         1,099,897,764
  NET ASSETS:
    Beginning of year.......................................     3,548,088,990         2,448,191,226
                                                               ---------------       ---------------
    End of year (a).........................................   $ 4,655,017,520       $ 3,548,088,990
                                                               ===============       ===============
    (a) Included undistributed net investment income of:....   $       315,792       $            --
                                                               ---------------       ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A9

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                            EQUITY INCOME PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1999
  ASSETS
    Investments, at value (cost:
      $1,837,415,249)..........................   $2,079,658,692
    Cash.......................................              857
    Interest and dividends receivable..........        5,934,776
    Receivable for securities lending income...          363,588
    Receivable for capital stock sold..........           72,990
                                                  --------------
      Total Assets.............................    2,086,030,903
                                                  --------------
  LIABILITIES
    Collateral for securities on loan..........       57,973,945
    Payable to investment adviser..............        1,941,452
    Payable for capital stock repurchased......        1,201,032
    Securities lending rebate payable..........          688,567
    Accrued expenses...........................          186,547
                                                  --------------
      Total Liabilities........................       61,991,543
                                                  --------------
  NET ASSETS...................................   $2,024,039,360
                                                  ==============
    Net assets were comprised of:
      Common stock, at $0.01 par value.........   $    1,036,951
      Paid-in capital, in excess of par........    1,774,194,608
                                                  --------------
                                                   1,775,231,559
    Undistributed net investment income........        3,322,069
    Accumulated net realized gain on
      investments..............................        3,242,289
    Net unrealized appreciation on
      investments..............................      242,243,443
                                                  --------------
    Net assets, December 31, 1999..............   $2,024,039,360
                                                  ==============
    Net asset value and redemption price per
      share, 103,695,100 outstanding shares of
      common stock (authorized 170,000,000
      shares)..................................   $        19.52
                                                  ==============

STATEMENT OF OPERATIONS
Year Ended December 31, 1999
  INVESTMENT INCOME
    Dividends (net of $742,260 foreign
      withholding tax).........................  $    55,616,065
    Interest...................................        2,029,036
    Income from securities loaned, net.........          432,635
                                                 ---------------
                                                      58,077,736
                                                 ---------------
  EXPENSES
    Investment advisory fee....................        8,409,886
    Shareholders' reports......................          214,000
    Accounting fees............................           96,000
    Custodian's fees and expenses..............           80,000
    Audit fee and expenses.....................           22,400
    Transfer agent's fees and expenses.........            8,000
    Legal fees and expenses....................            8,000
    Directors' fees............................            4,000
    Miscellaneous..............................           42,368
                                                 ---------------
      Total expenses...........................        8,884,654
    Less: custodian fee credit.................           (4,606)
                                                 ---------------
      Net expenses.............................        8,880,048
                                                 ---------------
  NET INVESTMENT INCOME........................       49,197,688
                                                 ---------------
  NET REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS
      Net realized gain on investments.........      196,991,597
      Net change in unrealized appreciation on
        investments............................        1,676,194
                                                 ---------------
  NET GAIN ON INVESTMENTS......................      198,667,791
                                                 ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $   247,865,479
                                                 ===============

STATEMENTS OF CHANGES IN NET ASSETS
                                                                      YEARS ENDED DECEMBER 31,
                                                              ----------------------------------------
                                                                    1999                 1998
                                                              ------------------   -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income...................................   $    49,197,688       $    56,212,487
    Net realized gain on investments........................       196,991,597           129,490,381
    Net change in unrealized appreciation on investments....         1,676,194          (258,928,963)
                                                               ---------------       ---------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
     OPERATIONS.............................................       247,865,479           (73,226,095)
                                                               ---------------       ---------------
  DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment income....................       (47,863,180)          (58,670,537)
    Distributions from net realized capital gains...........      (228,772,711)         (129,895,659)
                                                               ---------------       ---------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS.......................      (276,635,891)         (188,566,196)
                                                               ---------------       ---------------
  CAPITAL STOCK TRANSACTIONS:
    Capital stock sold [4,932,597 and 17,968,538
     respectively]..........................................       106,031,268           414,994,376
    Capital stock issued in reinvestment of dividends and
     distributions [14,298,341 and 8,899,832 shares,
     respectively]..........................................       276,635,891           188,566,196
    Capital stock repurchased [(22,475,612) and (10,593,789)
     shares, respectively]..................................      (472,178,202)         (229,203,355)
                                                               ---------------       ---------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
     CAPITAL STOCK TRANSACTIONS.............................       (89,511,043)          374,357,217
                                                               ---------------       ---------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...................      (118,281,455)          112,564,926
  NET ASSETS:
    Beginning of year.......................................     2,142,320,815         2,029,755,889
                                                               ---------------       ---------------
    End of year(a)..........................................   $ 2,024,039,360       $ 2,142,320,815
                                                               ===============       ===============
    (a) Includes undistributed net investment income of:....   $     3,322,069       $     1,987,561
                                                               ---------------       ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      A10

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                                EQUITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1999
  ASSETS
    Investments, at value (cost:
      $4,885,331,050)..........................   $6,235,357,940
    Cash.......................................           58,953
    Interest and dividends receivable..........       11,253,951
    Receivable for capital stock sold..........           94,134
                                                  --------------
      Total Assets.............................    6,246,764,978
                                                  --------------
  LIABILITIES
    Payable to investment adviser..............        6,736,764
    Payable for capital stock repurchased......        2,845,468
    Payable for investments purchased..........        1,326,576
    Accrued expenses...........................          421,231
    Forward currency contracts - amount payable
      to counterparties........................          138,418
    Distribution fee payable...................              174
    Administration fee payable.................              105
                                                  --------------
      Total Liabilities........................       11,468,736
                                                  --------------
  NET ASSETS...................................   $6,235,296,242
                                                  ==============
    Net assets were comprised of:
      Common stock, at $0.01 par value.........   $    2,157,333
      Paid-in capital, in excess of par........    4,743,333,540
                                                  --------------
                                                   4,745,490,873
    Undistributed net investment income........        2,943,614
    Accumulated net realized gain on
      investments..............................      136,974,864
    Net unrealized appreciation on investments
      and foreign currencies...................    1,349,886,891
                                                  --------------
    Net assets, December 31, 1999..............   $6,235,296,242
                                                  ==============
  CLASS I:
    Net asset value and redemption price per
      share,
      $6,234,976,708 DIVIDED BY 215,722,265
      outstanding shares of common stock
      (authorized 295,000,000 shares)..........   $        28.90
                                                  ==============
  CLASS II:
    Net asset value and redemption price per
      share, $319,534 DIVIDED BY 11,050
      outstanding shares of common stock
      (authorized 5,000,000 shares)............   $        28.92
                                                  ==============

STATEMENT OF OPERATIONS
Year Ended December 31, 1999
  INVESTMENT INCOME
    Dividends (net of $844,442 foreign
      withholding tax).........................  $   112,553,009
    Interest...................................       24,847,638
                                                 ---------------
                                                     137,400,647
                                                 ---------------
  EXPENSES
    Investment advisory fee....................       28,188,640
    Distribution fee - Class II................              358
    Administration fee - Class II..............              215
    Shareholders' reports......................          694,000
    Custodian's fees and expenses..............          212,000
    Accounting fees............................           92,000
    Audit fee and expenses.....................           50,000
    Legal fees and expenses....................           21,000
    Transfer agent's fees and expenses.........            9,000
    Directors' fees............................            4,000
    Miscellaneous..............................          122,035
                                                 ---------------
      Total expenses...........................       29,393,248
    Less: custodian fee credit.................          (23,473)
                                                 ---------------
      Net expenses.............................       29,369,775
                                                 ---------------
  NET INVESTMENT INCOME........................      108,030,872
                                                 ---------------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCIES
    Net realized gain (loss) on:
      Investments..............................      762,125,712
      Foreign currencies.......................           (2,464)
                                                 ---------------
                                                     762,123,248
                                                 ---------------
    Net change in unrealized appreciation
      (depreciation) on:
      Investments..............................     (132,692,386)
      Foreign currencies.......................         (139,868)
                                                 ---------------
                                                    (132,832,254)
                                                 ---------------
  NET GAIN ON INVESTMENTS AND FOREIGN
  CURRENCIES...................................      629,290,994
                                                 ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $   737,321,866
                                                 ===============

STATEMENTS OF CHANGES IN NET ASSETS
                                                                      YEARS ENDED DECEMBER 31,
                                                              ----------------------------------------
                                                                    1999                 1998
                                                              ------------------   -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income...................................   $   108,030,872       $   114,479,882
    Net realized gain on investments and foreign
     currencies.............................................       762,123,248           766,481,591
    Net change in unrealized appreciation (depreciation) on
     investments and foreign currencies.....................      (132,832,254)         (344,074,909)
                                                               ---------------       ---------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS....       737,321,866           536,886,564
                                                               ---------------       ---------------
  DIVIDENDS AND DISTRIBUTIONS
    Dividends from net investment income....................      (105,056,328)         (115,394,083)
    Distributions from net realized capital gains...........      (737,934,646)         (684,800,016)
                                                               ---------------       ---------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS.......................      (842,990,974)         (800,194,099)
                                                               ---------------       ---------------
  CAPITAL STOCK TRANSACTIONS:
    Capital stock sold [8,685,422 and 12,676,785 shares,
     respectively]..........................................       269,993,500           418,548,498
    Capital stock issued in reinvestment of dividends and
     distributions [29,304,589 and 27,106,415 shares,
     respectively]..........................................       842,990,974           800,194,099
    Capital stock repurchased [(33,043,224) and (22,886,073)
     shares, respectively]..................................    (1,019,065,758)         (732,368,459)
                                                               ---------------       ---------------
    NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK
     TRANSACTIONS...........................................        93,918,716           486,374,138
                                                               ---------------       ---------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...................       (11,750,392)          223,066,603
  NET ASSETS:
    Beginning of year.......................................     6,247,046,634         6,023,980,031
                                                               ---------------       ---------------
    End of year(a)..........................................   $ 6,235,296,242       $ 6,247,046,634
                                                               ===============       ===============
    (a) Includes undistributed net investment income of:....   $     2,943,614       $       109,952
                                                               ---------------       ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      A11

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                         PRUDENTIAL JENNISON PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1999
  ASSETS
    Investments, at value
      (cost: $1,878,457,043)...................   $2,770,755,886
    Receivable for capital stock sold..........        3,116,216
    Interest and dividends receivable..........          689,911
                                                  --------------
      Total Assets.............................    2,774,562,013
                                                  --------------
  LIABILITIES
    Payable to investment adviser..............        3,521,607
    Accrued expenses...........................          189,370
    Payable for capital stock repurchased......          183,175
                                                  --------------
      Total Liabilities........................        3,894,152
                                                  --------------
  NET ASSETS...................................   $2,770,667,861
                                                  ==============
    Net assets were comprised of:
      Common stock, at $0.01 par value.........   $      855,320
      Paid-in capital, in excess of par........    1,828,906,678
                                                  --------------
                                                   1,829,761,998
    Accumulated net realized gain on
      investments..............................       48,607,020
    Net unrealized appreciation on
      investments..............................      892,298,843
                                                  --------------
    Net assets, December 31, 1999..............   $2,770,667,861
                                                  ==============
    Net asset value and redemption price per
      share, 85,531,975 outstanding shares of
      common stock (authorized 110,000,000
      shares)..................................   $        32.39
                                                  ==============

STATEMENT OF OPERATIONS
Year Ended December 31, 1999
  INVESTMENT INCOME
    Dividends (net of $51,404 foreign
      withholding tax).........................  $    10,620,507
    Interest...................................        4,147,465
                                                 ---------------
                                                      14,767,972
                                                 ---------------
  EXPENSES
    Investment advisory fee....................       11,126,560
    Shareholders' reports......................          323,000
    Accounting fees............................           83,000
    Custodian's fees and expenses..............           58,000
    Audit fee and expenses.....................           32,000
    Legal fees and expenses....................           10,000
    Transfer agent's fees and expenses.........            8,000
    Directors' fees............................            4,000
    Miscellaneous expenses.....................           33,257
                                                 ---------------
      Total expenses...........................       11,677,817
    Less: custodian fee credit.................          (10,502)
                                                 ---------------
      Net expenses.............................       11,667,315
                                                 ---------------
  NET INVESTMENT INCOME........................        3,100,657
                                                 ---------------
  NET REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS AND FUTURES
    Net realized gain on:
      Investments..............................      147,436,610
      Futures..................................           98,386
                                                 ---------------
                                                     147,534,996
    Net change in unrealized appreciation on
      investments..............................      574,663,580
                                                 ---------------
  NET GAIN ON INVESTMENTS......................      722,198,576
                                                 ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $   725,299,233
                                                 ===============

STATEMENTS OF CHANGES IN NET ASSETS
                                                                      YEARS ENDED DECEMBER 31,
                                                              ----------------------------------------
                                                                    1999                 1998
                                                              ------------------   -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income...................................   $     3,100,657       $     1,528,070
    Net realized gain on investments........................       147,534,996            24,429,896
    Net change in unrealized appreciation on investments....       574,663,580           237,742,766
                                                               ---------------       ---------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS....       725,299,233           263,700,732
                                                               ---------------       ---------------
  DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment income....................        (3,100,657)           (1,629,850)
    Distributions from net realized capital gains...........      (109,146,897)          (17,069,906)
                                                               ---------------       ---------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS.......................      (112,247,554)          (18,699,756)
                                                               ---------------       ---------------
  CAPITAL STOCK TRANSACTIONS:
    Capital stock sold [46,076,803 and 30,113,536 shares,
     respectively]..........................................     1,238,109,549           619,908,140
    Capital stock issued in reinvestment of dividends and
     distributions [3,815,423 and 849,914 shares,
     respectively]..........................................       112,247,554            18,699,756
    Capital stock repurchased [(14,500,046) and (8,792,029)
     shares, respectively]..................................      (391,470,256)         (180,816,656)
                                                               ---------------       ---------------
    NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK
     TRANSACTIONS...........................................       958,886,847           457,791,240
                                                               ---------------       ---------------
  TOTAL INCREASE IN NET ASSETS..............................     1,571,938,526           702,792,216
  NET ASSETS:
    Beginning of year.......................................     1,198,729,335           495,937,119
                                                               ---------------       ---------------
    End of year.............................................   $ 2,770,667,861       $ 1,198,729,335
                                                               ===============       ===============

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      A12

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                      SMALL CAPITALIZATION STOCK PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1999
  ASSETS
    Investments, at value (cost:
      $408,381,016)............................   $  444,888,674
    Cash.......................................          407,528
    Receivable for capital stock sold..........          280,209
    Interest and dividends receivable..........          217,466
    Due from broker -- variation margin........          145,400
    Receivable for investments sold............           22,612
    Receivable for securities lending income...           11,340
                                                  --------------
      Total Assets.............................      445,973,229
                                                  --------------
  LIABILITIES
    Collateral for Securities on loan..........        7,616,100
    Payable to investment adviser..............          402,165
    Payable for capital stock repurchased......          347,885
    Accrued expenses...........................           65,538
    Securities lending rebate payable..........           47,852
                                                  --------------
      Total Liabilities........................        8,479,540
                                                  --------------
  NET ASSETS...................................   $  437,493,689
                                                  ==============
    Net assets were comprised of:
      Common stock, at $.01 par value..........   $      269,165
      Paid-in capital, in excess of par........      373,910,304
                                                  --------------
                                                     374,179,469
    Undistributed net investment income........        2,620,452
    Accumulated net realized gain on
      investments..............................       23,381,460
    Net unrealized appreciation on
      investments..............................       37,312,308
                                                  --------------
    Net assets, December 31, 1999..............   $  437,493,689
                                                  ==============
    Net asset value and redemption price per
      share (26,916,478 outstanding shares of
      common stock, authorized 70,000,000
      shares)..................................   $        16.25
                                                  ==============

STATEMENT OF OPERATIONS
Year Ended December 31, 1999
  INVESTMENT INCOME
    Dividends (net of $1,567 foreign
      withholding tax).........................  $     3,359,816
    Interest...................................          839,685
    Interest from securities loaned, net.......           98,182
                                                 ---------------
                                                       4,297,683
                                                 ---------------
  EXPENSES
    Investment advisory fee....................        1,504,880
    Accounting fees............................           50,000
    Shareholders' reports......................           48,000
    Audit fee and expenses.....................           15,000
    Custodian's fees and expenses..............           15,000
    Transfer agent fees and expenses...........            7,000
    Directors' fees............................            4,000
    Legal fees and expenses....................            2,000
    Miscellaneous..............................           37,508
                                                 ---------------
      Total expenses...........................        1,683,388
    Less: custodian fee credit.................           (6,157)
                                                 ---------------
      Net expenses.............................        1,677,231
                                                 ---------------
  NET INVESTMENT INCOME........................        2,620,452
                                                 ---------------
  NET REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS
    Net realized gain on:
      Investments..............................       24,523,343
      Futures..................................        1,700,340
                                                 ---------------
                                                      26,223,683
                                                 ---------------
    Net change in unrealized appreciation
      (depreciation) on:
      Investments..............................       22,969,802
      Futures..................................       (1,225,300)
                                                 ---------------
                                                      21,744,502
                                                 ---------------
  NET GAIN ON INVESTMENTS......................       47,968,185
                                                 ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $    50,588,637
                                                 ===============

STATEMENTS OF CHANGES IN NET ASSETS
                                                                      YEARS ENDED DECEMBER 31,
                                                              ----------------------------------------
                                                                    1999                 1998
                                                              ------------------   -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income...................................   $     2,620,452       $     1,764,439
    Net realized gain on investments........................        26,223,683            22,873,920
    Net change in unrealized appreciation on investments....        21,744,502           (24,817,869)
                                                               ---------------       ---------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
     OPERATIONS.............................................        50,588,637              (179,510)
                                                               ---------------       ---------------
  DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment income....................         --                   (1,831,259)
    Distributions from net realized capital gains...........        (6,897,212)          (21,572,922)
                                                               ---------------       ---------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS.......................        (6,897,212)          (23,404,181)
                                                               ---------------       ---------------
  CAPITAL STOCK TRANSACTIONS:
    Capital stock sold [8,615,063 and 7,528,693 shares,
     respectively]..........................................       122,618,563           113,481,559
    Capital stock issued in reinvestment of dividends and
     distributions [506,032 and 1,637,984 shares,
     respectively]..........................................         6,897,212            23,404,181
    Capital stock repurchased [(6,702,620) and (2,891,548)
     shares, respectively]..................................       (96,099,149)          (43,226,325)
                                                               ---------------       ---------------
    NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK
     TRANSACTIONS...........................................        33,416,626            93,659,415
                                                               ---------------       ---------------
  TOTAL INCREASE IN NET ASSETS..............................        77,108,051            70,075,724
  NET ASSETS:
    Beginning of year.......................................       360,385,638           290,309,914
                                                               ---------------       ---------------
    End of year(a)..........................................   $   437,493,689       $   360,385,638
                                                               ===============       ===============
    (a) Includes undistributed net investment income of:....   $     2,620,452       $            --
                                                               ---------------       ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      A13

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                                GLOBAL PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1999
  ASSETS
    Investments, at value
      (cost: $724,163,895).....................   $1,275,662,478
    Foreign currency, at value
      (cost: $36,813,796)......................       36,614,585
    Cash.......................................              698
    Unrealized appreciation on interest rate
      swap.....................................        1,387,252
    Dividends and interest receivable..........          756,583
    Receivable for capital stock sold..........          405,725
                                                  --------------
      Total Assets.............................    1,314,827,321
                                                  --------------
  LIABILITIES
    Payable to investment purchased............       13,386,766
    Payable for investments adviser............        2,083,472
    Payable for capital stock repurchased......          753,737
    Accrued expenses and other liabilities.....          289,258
                                                  --------------
      Total Liabilities........................       16,513,233
                                                  --------------
  NET ASSETS...................................   $1,298,314,088
                                                  ==============
    Net assets were comprised of:
      Common stock, at $0.01 par value.........   $      419,131
      Paid-in capital, in excess of par........      651,981,706
                                                  --------------
                                                     652,400,837
    Distributions in excess of net investment
      income...................................          (31,563)
    Accumulated net realized gain on
      investments..............................       93,212,412
    Net unrealized appreciation on investments
      and foreign currencies...................      552,732,402
                                                  --------------
    Net assets, December 31, 1999..............   $1,298,314,088
                                                  ==============
    Net asset value and redemption price per
      share of 41,913,089 outstanding shares of
      common stock (authorized 70,000,000
      shares)..................................   $        30.98
                                                  ==============

STATEMENT OF OPERATIONS
December 31, 1999
  INVESTMENT INCOME
    Dividends (net of $656,976 foreign
      witholding tax)..........................  $     8,629,752
    Interest...................................        1,625,766
                                                 ---------------
                                                      10,255,518
                                                 ---------------
  EXPENSES
    Investment advisory fee....................        7,287,427
    Custodian's fees and expenses..............          528,000
    Accounting fees............................          178,000
    Shareholders' reports......................           99,000
    Audit fee and expenses.....................           26,000
    Transfer agent's fees and expenses.........            8,000
    Directors' fees............................            4,000
    Miscellaneous..............................            3,240
                                                 ---------------
      Total expenses...........................        8,133,667
    Less: custodian fee credit.................           (3,727)
                                                 ---------------
      Net expenses.............................        8,129,940
                                                 ---------------
  NET INVESTMENT INCOME........................        2,125,578
                                                 ---------------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCIES
    Net realized gain (loss) on:
      Investments..............................      107,213,072
      Foreign currencies.......................       (2,319,994)
      Interest rate swaps......................          996,575
                                                 ---------------
                                                     105,889,653
                                                 ---------------
    Net change in unrealized appreciation on:
      Investments..............................      310,067,546
      Foreign currencies.......................        5,188,274
                                                 ---------------
                                                     315,255,820
                                                 ---------------
  NET GAIN ON INVESTMENTS AND FOREIGN
  CURRENCIES...................................      421,145,473
                                                 ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $   423,271,051
                                                 ===============

STATEMENTS OF CHANGES IN NET ASSETS
                                                                     YEARS ENDED DECEMBER 31,
                                                              ----------------------------------------
                                                                    1999                 1998
                                                              ------------------   -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income...................................   $     2,125,578       $     2,043,217
    Net realized gain on investments and foreign
     currencies.............................................       105,889,653            41,097,089
    Net change in unrealized appreciation on investments and
     foreign currencies.....................................       315,255,820           121,145,340
                                                               ---------------       ---------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS....       423,271,051           164,285,646
                                                               ---------------       ---------------
  DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment income....................                --            (5,559,015)
    Distributions in excess of net investment income........        (4,140,269)           (4,481,373)
    Distributions from net realized capital gains...........        (7,259,626)          (35,181,433)
                                                               ---------------       ---------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS.......................       (11,399,895)          (45,221,821)
                                                               ---------------       ---------------
  CAPITAL STOCK TRANSACTIONS:
    Capital stock sold [12,980,789 and 9,626,530 shares,
     respectively]..........................................       303,934,195           191,039,953
    Capital stock issued in reinvestment of dividends and
     distributions [520,780 and 2,231,010 shares,
     respectively]..........................................        11,399,895            45,221,821
    Capital stock repurchased [(11,503,347) and (7,562,638)
     shares, respectively]..................................      (273,433,117)         (149,184,992)
                                                               ---------------       ---------------
    NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK
     TRANSACTIONS...........................................        41,900,973            87,076,782
                                                               ---------------       ---------------
  TOTAL INCREASE IN NET ASSETS..............................       453,772,129           206,140,607
  NET ASSETS:
    Beginning of year.......................................       844,541,959           638,401,352
                                                               ---------------       ---------------
    End of year.............................................   $ 1,298,314,088       $   844,541,959
                                                               ===============       ===============

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      A14

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                          NATURAL RESOURCES PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1999
  ASSETS
    Investments, at value (cost:
      $261,214,614)............................   $  289,698,398
    Interest and dividends receivable..........          170,509
    Receivable for capital stock sold..........           82,832
    Receivable for investments sold............           38,477
                                                  --------------
      Total Assets.............................      289,990,216
                                                  --------------
  LIABILITIES
    Bank overdraft.............................           44,577
    Payable to investment adviser..............          312,863
    Payable for capital stock repurchased......          118,353
    Accrued expenses...........................           39,562
                                                  --------------
      Total Liabilities........................          515,355
                                                  --------------
  NET ASSETS...................................   $  289,474,861
                                                  ==============
    Net assets were comprised of:
      Common stock, at $0.01 par value.........   $      166,539
      Paid-in capital, in excess of par........      269,610,184
                                                  --------------
                                                     269,776,723
    Undistributed net investment income........          435,413
    Accumulated net realized gain on
      investments..............................       (9,221,272)
    Net unrealized appreciation on investments
      and foreign currencies...................       28,483,997
                                                  --------------
    Net assets, December 31, 1999..............   $  289,474,861
                                                  ==============
    Net asset value and redemption price per
      share, 16,653,890 outstanding shares of
      common stock (authorized 30,000,000
      shares)..................................   $        17.38
                                                  ==============

STATEMENT OF OPERATIONS
Year Ended December 31, 1999
  INVESTMENT INCOME
    Dividends (net of $158,049 foreign
      withholding tax).........................  $     3,130,522
    Interest...................................           43,680
                                                 ---------------
                                                       3,174,202
                                                 ---------------
  EXPENSES
    Investment advisory fee....................        1,182,863
    Accounting fees............................           82,000
    Custodian's fees and expenses..............           33,000
    Shareholders' reports......................           20,000
    Audit fee and expenses.....................            8,000
    Transfer agent's fees and expenses.........            6,000
    Directors' fees............................            4,000
    Legal fees and expenses....................            1,000
    Miscellaneous..............................              870
                                                 ---------------
      Total expenses...........................        1,337,733
    Less: custodian fee credit.................             (670)
                                                 ---------------
      Net expenses.............................        1,337,063
                                                 ---------------
  NET INVESTMENT INCOME........................        1,837,139
                                                 ---------------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCIES
    Net realized gain (loss) on:
      Investments..............................       (2,020,650)
      Foreign currencies.......................           83,024
                                                 ---------------
                                                      (1,937,626)
                                                 ---------------
    Net change in unrealized appreciation
      (depreciation) on:
      Investments..............................       97,567,635
      Foreign currencies.......................              (27)
                                                 ---------------
                                                      97,567,608
                                                 ---------------
  NET GAIN ON INVESTMENTS AND FOREIGN
  CURRENCIES...................................       95,629,982
                                                 ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $    97,467,121
                                                 ===============

STATEMENTS OF CHANGES IN NET ASSETS
                                                                      YEARS ENDED DECEMBER 31,
                                                              ----------------------------------------
                                                                    1999                 1998
                                                              ------------------   -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income...................................   $     1,837,139       $     1,896,076
    Net realized loss on investments and foreign
     currencies.............................................        (1,937,626)           (6,912,168)
    Net change in unrealized appreciation (depreciation) on
     investments and foreign currencies.....................        97,567,608           (47,044,412)
                                                               ---------------       ---------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
     OPERATIONS.............................................        97,467,121           (52,060,504)
                                                               ---------------       ---------------
  DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment income....................        (1,789,249)           (2,234,825)
    Distributions in excess of net investment income........           (18,078)           --
    Distributions from net realized capital gains...........         --                  (16,376,612)
    Tax return of capital distributions.....................         --                     (222,068)
                                                               ---------------       ---------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS.......................        (1,807,327)          (18,833,505)
                                                               ---------------       ---------------
  CAPITAL STOCK TRANSACTIONS:
    Capital stock sold [1,114,228 and 332,632 shares,
     respectively]..........................................        17,179,636             4,416,142
    Capital stock issued in reinvestment of dividends and
     distributions [114,793 and 1,190,078 shares,
     respectively]..........................................         1,807,327            18,833,505
    Capital stock repurchased [(4,343,112) and (5,235,801)
     shares, respectively]..................................       (62,070,534)          (73,408,413)
                                                               ---------------       ---------------
    NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL
     TRANSACTIONS...........................................       (43,083,571)          (50,158,766)
                                                               ---------------       ---------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...................        52,576,223          (121,052,775)
  NET ASSETS:
    Beginning of year.......................................       236,898,638           357,951,413
                                                               ---------------       ---------------
    End of year (a).........................................   $   289,474,861       $   236,898,638
                                                               ===============       ===============
    (a) Includes undistributed net investment income of:....   $       435,413       $    --
                                                               ===============       ===============

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      A15

                        THE PRUDENTIAL SERIES FUND, INC.
                            SCHEDULE OF INVESTMENTS
                             MONEY MARKET PORTFOLIO
DECEMBER 31, 1999

                                                                      PRINCIPAL
                                                    INTEREST MATURITY  AMOUNT        VALUE
                                                    RATE      DATE      (000)      (NOTE 2)
                                                    -----   --------  ---------  --------------
BANK NOTES -- 16.6%
  Amex Centurion Bank ............................   4.91%  03/08/00  $   5,000  $    5,000,000
  Amex Centurion Bank(a)..........................   5.19%  07/10/00      6,000       6,000,000
  Banc One Corp.(a)...............................   5.52%  08/17/00      3,100       3,100,000
  Banc One Corp.(a)...............................   5.52%  08/21/00     10,000      10,000,000
  Banc One Corp.(a)...............................   5.57%  10/06/00     14,000      14,003,348
  Comerica Bank N.A.(a)...........................   5.00%  09/01/00      6,000       5,997,188
  Commercial Bank of Detroit .....................   5.00%  06/13/00     12,000      11,996,544
  FCC National Bank ..............................   5.12%  02/23/00     10,000       9,999,511
  FCC National Bank ..............................   5.14%  03/22/00      5,000       4,999,627
  First Union National Bank ......................   4.95%  03/10/00     20,000      20,000,000
  First Union National Bank(a)....................   5.29%  07/21/00     24,000      24,000,000
  Ford Motor Credit Corp.(a)......................   5.44%  08/18/00     35,000      34,982,180
  Ford Motor Credit Corp.(a)......................   5.50%  10/02/00     28,000      27,979,453
  Forstal Fund ...................................   6.09%  02/11/00      9,000       8,937,577
  Keybank, N.A.(a)................................   5.04%  06/14/00      8,000       7,997,870
  Keybank, N.A.(a)................................   5.05%  07/17/00      4,000       4,001,598
  Keybank, N.A.(a)................................   5.11%  06/26/00      1,000         999,763
  U.S. Bank, N.A.(a)..............................   5.00%  06/21/00      8,000       7,997,405
  U.S. Bank, N.A.(a)..............................   5.02%  06/26/00     14,000      13,996,664
                                                                                 --------------
                                                                                    221,988,728
                                                                                 --------------
CERTIFICATE OF DEPOSIT-DOMESTIC -- 1.2%
  Morgan Guaranty Trust Co. ......................   5.70%  07/19/00     16,000      16,000,000
                                                                                 --------------
CERTIFICATES OF DEPOSIT-YANKEE -- 13.8%
  Bank of Scotland ...............................   6.02%  02/29/00     26,000      25,998,441
  Barclays Bank PLC ..............................   5.16%  03/31/00     10,000       9,973,542
  Deutsche Bank ..................................   4.98%  02/02/00     10,000       9,999,865
  Deutsche Bank ..................................   5.01%  01/24/00      5,000       4,999,878
  Deutsche Bank ..................................   5.06%  01/18/00     10,000       9,999,746
  National Westminster ...........................   6.10%  11/27/00     50,000      49,905,505
  Rabobank Nederland .............................   5.66%  07/13/00     34,000      33,992,760
  Royal Bank of Canada ...........................   4.99%  01/31/00     30,000      29,999,288
  UBS, A.G. ......................................   5.29%  05/19/00     10,000       9,997,803
                                                                                 --------------
                                                                                    184,866,828
                                                                                 --------------
COMMERCIAL PAPER -- 54.6%
  Abbey National Treasury Series, PLC(a)..........   5.24%  07/24/00     20,000      19,993,412
  Aon Corp. ......................................   6.10%  02/11/00     10,000       9,930,528
  Aristar, Inc. ..................................   6.13%  03/02/00     10,000       9,896,131
  Aristar, Inc. ..................................   6.15%  01/27/00      7,000       6,968,908
  Aristar, Inc. ..................................   6.25%  01/31/00      6,200       6,167,708
  Asset Securitization Co. .......................   7.00%  02/02/00        500         496,889
  Associates First Capital Corp. .................   5.90%  02/18/00      9,000       8,929,200
  Association Corp. of North America(a)...........   5.10%  06/29/00     50,000      49,982,787
  Barton Capital Corp. ...........................   6.20%  01/20/00     17,000      16,944,372
  Barton Capital Corp. ...........................   6.50%  01/28/00      1,600       1,592,200
  Barton Capital Corp. ...........................   6.50%  02/11/00      1,500       1,488,896
  Barton Capital Corp. ...........................   7.05%  01/14/00      4,000       3,989,817
  Blue Ridge Asset Fund. .........................   6.95%  02/02/00        750         745,367
  Cariplo Finance, Inc. ..........................   6.00%  02/24/00     15,000      14,865,000
  Centric Capital Corp. ..........................   5.60%  01/28/00      4,000       3,983,200
  Centric Capital Corp. ..........................   6.25%  01/11/00     13,300      13,276,910
  Chrysler Financial Corp. .......................   6.38%  01/28/00      9,000       9,008,633
  Commercial Credit Co. ..........................   6.00%  04/15/00     10,000      10,020,536
  Cregem North America ...........................   5.91%  03/30/00     15,000      14,780,838
  Daimler Chrysler(a).............................   5.06%  07/06/00     29,000      28,980,686
  Daimler Chrysler ...............................   5.76%  03/20/00     17,000      16,785,120

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B1

DECEMBER 31, 1999

                                                                      PRINCIPAL
                                                    INTEREST MATURITY  AMOUNT        VALUE
                                                    RATE      DATE      (000)      (NOTE 2)
                                                    -----   --------  ---------  --------------
COMMERCIAL PAPER (CONT'D.)
  Daimler Chrysler ...............................   6.00%  01/28/00  $   9,511  $    9,468,202
  Delaware Funding Corp. .........................   6.30%  02/24/00      4,000       3,962,200
  Duke Capital Corp. .............................   7.00%  01/25/00      5,000       4,976,667
  Eaton Corp. ....................................   6.85%  01/28/00     29,650      29,497,673
  Enterprise Funding Corp. .......................   6.20%  02/11/00      4,549       4,516,879
  Enterprise Funding Corp. .......................   6.25%  02/17/00     15,782      15,653,223
  Enterprise Funding Corp. .......................   6.30%  02/10/00      4,038       4,009,734
  Enterprise Funding Corp. .......................   6.30%  02/11/00      1,386       1,376,056
  Enterprise Funding Corp. .......................   6.55%  02/03/00        917         911,494
  Enterprise Funding Corp. .......................   6.77%  01/26/00      2,242       2,231,460
  Finova Capital Corp. ...........................   6.25%  03/10/00     14,000      13,832,292
  General Electric Capital Corp. .................   5.97%  03/10/00     44,000      43,496,530
  General Motors Accept Corp. ....................   5.76%  02/29/00     30,000      29,716,800
  General Motors Accept Corp. ....................   5.77%  03/03/00     30,000      29,701,883
  General Motors Accept Corp. ....................   5.88%  02/10/00      4,000       3,973,867
  General Motors Accept Corp. ....................   6.20%  02/14/00        806         799,892
  GTE Funding, Inc. ..............................   6.35%  02/22/00      3,140       3,111,199
  GTE Funding, Inc. ..............................   6.45%  02/24/00      1,000         990,325
  Hartford Financial Service Group, Inc. .........   6.60%  01/28/00      1,700       1,691,585
  ING American Insurance Holdings ................   5.90%  02/08/00      2,000       1,987,544
  Intrepid Funding Master ........................   6.05%  03/20/00      3,173       3,130,874
  Intrepid Funding Master ........................   6.10%  03/13/00        938         926,556
  Morgan (J.P.) & Co., Inc. ......................   6.10%  03/31/00      7,240       7,129,590
  Morgan (J.P.) & Co., Inc. ......................   6.20%  03/13/00      1,000         987,600
  MCI Worldcom, Inc ..............................   7.10%  01/31/00     10,000       9,940,833
  Merrill Lynch & Co., Inc .......................   5.55%  01/28/00      3,249       3,235,476
  Merrill Lynch & Co., Inc .......................   5.95%  02/29/00      5,000       4,951,243
  Morgan Stanley Dean Witter & Co. ...............   5.98%  02/25/00     21,360      21,164,853
  National Australia Fund ........................   6.25%  02/09/00      6,600       6,555,312
  Nationwide Building Society ....................   6.00%  02/04/00     10,000       9,943,333
  Nordbankedn N.A. ...............................   5.76%  02/24/00     17,060      16,912,602
  Old Line Funding Corp. .........................   6.20%  01/21/00      6,941       6,917,092
  Old Line Funding Corp. .........................   6.40%  01/25/00     12,000      11,948,800
  Paribas Finance, Inc. ..........................   6.11%  02/22/00     10,000       9,911,744
  PNC Funding Corp. ..............................   5.95%  03/13/00      1,000         988,100
  PNC Student Loan Trust .........................   5.91%  02/22/00      5,000       4,957,317
  PNC Student Loan Trust .........................   5.93%  02/18/00      4,000       3,968,373
  Preferred Receivables Funding Corp. ............   5.50%  01/20/00      2,500       2,492,743
  Preferred Receivables Funding Corp. ............   6.85%  01/27/00     12,490      12,428,209
  Strategic MM Tr 99-B(a).........................   5.00%  03/15/00      9,000       9,000,000
  Strategic MM Tr 99-B(a).........................   6.30%  09/13/00     27,000      27,000,000
  Toronto Dominion Holdings ......................   5.02%  02/04/00      5,000       4,999,865
  Toronto Dominion Holdings ......................   5.12%  02/18/00     10,000       9,999,557
  Triple-A One Plus Funding ......................   7.00%  01/19/00      1,778       1,771,777
  Triple-A One Plus Funding ......................   7.00%  01/20/00      2,795       2,784,674
  Variable Funding Capital(a).....................   5.50%  03/22/00     18,400      18,400,000
  Wells Fargo & Co. ..............................   5.31%  03/31/00      5,000       4,991,934
  Wells Fargo & Co. ..............................   5.75%  03/10/00     15,000      14,834,688
  Wells Fargo & Co. ..............................   5.75%  03/14/00     40,000      39,533,611
  Wood Street Funding Corp. ......................   7.07%  01/13/00      2,000       1,995,287
                                                                                 --------------
                                                                                    728,534,686
                                                                                 --------------
MEDIUM TERM NOTE -- 0.2%
  Citicorp(a).....................................   5.21%  08/02/00      2,000       2,000,000
                                                                                 --------------
OTHER CORPORATE OBLIGATIONS -- 13.1%
  Association Corp. of North America .............   6.00%  06/15/00      5,000       4,998,933
  Centex Home Mortgage(a).........................   6.61%  10/20/00      5,000       5,000,000
  Chase Manhattan Bank(a).........................   4.83%  05/25/00     25,000      24,993,632
  Commercial Credit Co. ..........................   5.75%  07/15/00      2,000       1,997,967
  Conseco Financial, Inc.(a)......................   6.62%  01/05/01      9,000       9,000,000
  General Electric Capital Corp. .................   6.09%  03/07/00      1,735       1,715,629
  General Electric Capital Corp.(a)...............   4.95%  05/12/00  $  20,000  $   20,000,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B2

DECEMBER 31, 1999

                                                                      PRINCIPAL
                                                    INTEREST MATURITY  AMOUNT        VALUE
                                                    RATE      DATE      (000)      (NOTE 2)
                                                    -----   --------  ---------  --------------
OTHER CORPORATE OBLIGATIONS (CONT'D.)
  Goldman Sachs Group L.P. (a)(b) ................   5.62%  01/18/00     30,000      30,000,000
  Restructured Asset Securities Enhanced
    Return(a).....................................   5.46%  09/06/00     24,000      24,000,000
  Restructured Asset Securities Enhanced
    Return(a).....................................   5.68%  01/21/00     16,000      16,000,000
  Security Life Denver(a)(b)......................   5.07%  04/12/00      2,000       2,000,000
  Short Term Restructured Asset(a)................   5.59%  08/18/00     12,000      12,000,000
  Travelers Group, Inc.(a)(b).....................   5.34%  07/06/00      4,000       4,000,000
  Unifunding, Inc. ...............................   6.05%  01/25/00      5,385       5,363,280
  U.S. Bancorp(a).................................   5.48%  09/20/00     14,265      14,259,951
                                                                                 --------------
                                                                                    175,329,392
                                                                                 --------------
TOTAL INVESTMENTS -- 99.5%
  (amortized cost $1,328,719,634; (c)).........................................   1,328,719,634
                                                                                 --------------
ASSETS IN EXCESS OF OTHER LIABILITIES -- 0.5%..................................       6,754,588
                                                                                 --------------
TOTAL NET ASSETS -- 100.0%.....................................................  $1,335,474,222
                                                                                 ==============

The following abbreviations are used in portfolio descriptions:
  AG    Aktiengesellschaft (German Stock Company)
  PLC   Public Limited Company (British Corporation)

(a) Indicates a variable rate security. The maturity date presented for these instruments is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at December 31, 1999.

(b) Indicates a restricted security and deemed illiquid. The aggregate cost and value of restricted securities is $36,000,000 and represents 2.7% of net assets.

(c) The cost of securities for federal income tax purposes is substantially the same as for financial reporting purposes.

     The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 1999 was as follows:

Commercial Banks                                                 47.6%
Motor Vehicle Parts                                              14.1%
Asset Backed Securities                                          14.0%
Personal Credit                                                   6.5%
Short-Term Business Credit                                        6.0%
Security Brokers & Dealers                                        4.5%
Bank Holding Company U.S.                                         3.9%
Phone Communications                                              1.0%
Accidental/Health Insurance                                       0.7%
Life Insurance                                                    0.5%
Electrical Services                                               0.4%
Fire Insurance                                                    0.3%
                                                               ------
                                                                 99.5%
Other assets in excess of liabilities                             0.5%
                                                               ------
                                                                100.0%
                                                               ======

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B3

                           DIVERSIFIED BOND PORTFOLIO
DECEMBER 31, 1999

LONG-TERM INVESTMENTS -- 96.8%                        MOODY'S                       PRINCIPAL
                                                       RATING     INTEREST MATURITY   AMOUNT        VALUE
LONG-TERM BONDS -- 96.5%                            (UNAUDITED)   RATE      DATE      (000)       (NOTE 2)
                                                    ------------  -----   --------  ----------  --------------
AEROSPACE -- 3.2%
  Boeing Co. .....................................      Aa3        8.75%  08/15/21  $    6,250  $    6,884,938
  Litton Industries, Inc. ........................      Baa2       8.00%  10/15/09       4,220       4,202,276
  Northrop-Grumman Corp. .........................      Baa3      7.875%  03/01/26       3,400       3,189,472
  Raytheon Co. ...................................      Baa1       5.95%  03/15/01       6,500       6,394,245
  Raytheon Co. ...................................      Baa1       6.45%  08/15/02       5,000       4,864,050
  Raytheon Co. ...................................      Baa1       6.50%  07/15/05       4,200       3,977,232
  Rockwell International Corp. ...................       A1        5.20%  01/15/98       6,500       4,151,030
  United Technologies Corp. ......................       A2        7.50%  09/15/29       6,000       5,895,000
                                                                                                --------------
                                                                                                    39,558,243
                                                                                                --------------
AIRLINES -- 2.6%
  Continental Airlines, Inc. .....................      Aa3       7.461%  04/01/15       5,205       5,012,417
  Continental Airlines, Inc. .....................      Ba2        8.00%  12/15/05       4,785       4,376,648
  Delta Air Lines, Inc. ..........................      Baa3       7.90%  12/15/09       3,500       3,407,985
  Delta Air Lines, Inc. ..........................      Ba1       9.875%  05/15/00       6,000       6,062,280
  United Airlines, Inc. ..........................      Baa3      10.67%  05/01/04       7,000       7,665,910
  United Airlines, Inc. ..........................      Baa3      11.21%  05/01/14       5,000       6,065,550
                                                                                                --------------
                                                                                                    32,590,790
                                                                                                --------------
ASSET-BACKED SECURITIES -- 2.4%
  Advanta Mortgage Loan Trust, Series 1994-3 .....      Aaa        8.49%  01/25/26       8,134       8,209,939
  California Infrastructure PG&E,
    Series 1997-1 ................................       NR        6.32%  09/25/05       4,000       3,955,000
  Chase Manhattan Credit Master Trust,
    Series 1996-3 ................................      Aaa        7.04%  02/15/05       6,000       6,013,080
  Citibank Credit Card Master Trust,
    Series 1999-5 ................................       NR        6.10%  05/15/08      12,500      11,768,250
                                                                                                --------------
                                                                                                    29,946,269
                                                                                                --------------
AUTO-CARS & TRUCKS -- 1.5%
  Ford Motor Co. .................................       A1       6.375%  02/01/29      10,000       8,395,600
  Ford Motor Co. .................................       A1        7.45%  07/16/31       2,300       2,212,692
  Navistar International Corp. ...................      Ba1        7.00%  02/01/03       3,500       3,351,250
  Navistar International Corp. ...................      Ba3        8.00%  02/01/08       4,500       4,275,000
                                                                                                --------------
                                                                                                    18,234,542
                                                                                                --------------
AUTOMOTIVE PARTS -- 1.5%
  Cooper Tire & Rubber, Inc. .....................       A3        7.75%  12/15/09       2,000       1,958,400
  Lear Corp. .....................................      Ba1        7.96%  05/15/05       7,590       7,362,300
  TRW, Inc. ......................................      Baa1       6.45%  06/15/01       9,200       9,090,750
  United Rentals, Inc. ...........................       B1        8.80%  08/15/08         920         857,900
                                                                                                --------------
                                                                                                    19,269,350
                                                                                                --------------
BANKS AND SAVINGS & LOANS -- 6.0%
  Banco de Commercio Exterior de Columbia, SA,
    M.T.N., (Colombia) ...........................      Baa3      8.625%  06/02/00       2,000       1,980,000
  Barclays Bank PLC, (United Kingdom) ............      Aa3        7.40%  12/15/09       2,000       1,965,400
  Bayerische Landesbank Girozentrale,
    (Germany) ....................................      Aaa       5.875%  12/01/08       7,800       6,994,728
  Capital One Bank ...............................      Baa3       7.08%  10/30/01       5,000       4,951,150
  Chase Manhattan Corp. ..........................       A1        7.00%  11/15/09       5,000       4,810,750
  Compass Bancshares, Inc. .......................       A1        8.10%  08/15/09       4,800       4,787,040
  Dresdner Funding Trust .........................      Aa2       8.151%  06/30/31      13,100      12,489,540
  Hypovereinsbank ................................      Aa3       8.741%  06/30/31       1,500       1,498,050
  International Bank for Reconstruction &
    Development, (Supranational)..................      Aaa       12.375% 10/15/02         750         855,772
  Kansallis-Osake Pankki, (Finland) ..............      Baa1      10.00%  05/01/02       5,000       5,279,550
  KBC Bank Funding ...............................       A1        9.86%  11/29/49       5,000       5,185,500
  Keycorp Capital, Inc. ..........................       A1        7.75%  07/15/29       2,800       2,604,000
  National Australia Bank, (Australia) ...........       A1        6.40%  12/10/07       3,700       3,687,790
  Sanwa Finance Aruba A.E.C. .....................       A3        8.35%  07/15/09       4,640       4,675,264
  Sovereign Bancorp ..............................      Ba3       10.25%  05/15/04       1,325       1,335,467
  Sovereign Bancorp ..............................      Ba3       10.50%  11/15/06       2,295       2,340,900
  Washington Mutual, Inc. ........................       A3        7.50%  08/15/06      10,000       9,892,500
                                                                                                --------------
                                                                                                    75,333,401
                                                                                                --------------
CABLE & PAY TELEVISION SYSTEMS -- 2.8%
  British Sky Broadcasting, Inc. .................      Baa2      6.875%  02/23/09       7,800       6,852,300
  Cable & Wire Communications PLC (United
    Kingdom) .....................................      Baa1       6.75%  12/01/08       1,650       1,624,029

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B4

DECEMBER 31, 1999

                                                      MOODY'S                       PRINCIPAL
                                                       RATING     INTEREST MATURITY   AMOUNT        VALUE
LONG-TERM BONDS (CONTINUED)                         (UNAUDITED)   RATE      DATE      (000)       (NOTE 2)
                                                    ------------  -----   --------  ----------  --------------
CABLE & PAY TELEVISION SYSTEMS (CONT'D.)
  Cox Communications, Inc. .......................      Baa2      7.875%  08/15/09  $    2,400  $    2,432,880
  Cox Enterprises, Inc. ..........................      Baa1      6.625%  06/14/02       3,200       3,153,696
  CSC Holdings, Inc. .............................      Ba2        7.25%  07/15/08       3,400       3,206,064
  CSC Holdings, Inc. .............................      Ba2       7.875%  12/15/07       1,900       1,865,192
  Rogers Cablesystems, Inc., (Canada) ............      Ba3       10.00%  03/15/05       4,000       4,280,000
  Tele-Communications, Inc. ......................      Ba1        6.34%  02/01/02       3,500       3,466,190
  Tele-Communications, Inc. ......................      Baa3      10.125% 04/15/22       6,300       7,850,934
                                                                                                --------------
                                                                                                    34,731,285
                                                                                                --------------
CHEMICALS -- 0.6%
  ICI Wilmington, Inc. ...........................      Baa1       9.50%  11/15/00       3,500       3,567,655
  Lyondell Chemical ..............................       NR       9.625%  05/01/07       1,760       1,799,600
  Rohm & Haas Co. ................................       A3        6.95%  07/15/04       2,800       2,764,356
                                                                                                --------------
                                                                                                     8,131,611
                                                                                                --------------
COMPUTERS -- 0.9%
  International Business Machine Corp. ...........       A1        5.50%  01/15/09       5,000       4,422,000
  International Business Machine Corp. ...........       A1       5.625%  04/12/04       3,000       2,834,340
  Unisys Corp. ...................................      Ba1       12.00%  04/15/03       3,220       3,429,300
                                                                                                --------------
                                                                                                    10,685,640
                                                                                                --------------
CONSUMER PRODUCTS -- 0.4%
  Fortune Brands .................................       A2       7.125%  11/01/04       5,000       4,930,450
                                                                                                --------------
DIVERSIFIED CONSUMER PRODUCT -- 0.3%
  Owens-Illinois, Inc. ...........................      Ba1        7.50%  05/15/10       5,000       4,396,100
                                                                                                --------------
DIVERSIFIED OPERATIONS -- 1.1%
  Tyco International Ltd. ........................      Baa1      6.875%  01/15/29       3,350       2,847,064
  Tyco International Ltd. ........................      Baa1       7.00%  06/15/28       1,350       1,168,236
  Xerox Cap Europe PLC ...........................       A2        5.75%  05/15/02      10,000       9,655,000
                                                                                                --------------
                                                                                                    13,670,300
                                                                                                --------------
DRUGS & MEDICAL SUPPLIES -- 0.3%
  Mallinckrodt, Inc. .............................      Baa2       6.30%  03/15/01       3,500       3,421,250
                                                                                                --------------
FINANCIAL SERVICES -- 8.4%
  Arkwright Corp. ................................      Baa3      9.625%  08/15/26       5,000       4,899,000
  Bombardier Capital, Inc. M.T.N. ................       A3        7.30%  12/15/02       5,000       4,980,000
  Calair Capital Corp. ...........................      Ba2       8.125%  04/01/08       3,000       2,640,000
  Capital One Financial Corp. ....................      Ba1        7.25%  05/01/06       4,200       3,969,000
  Chrysler Financial Corp. .......................       A1        5.25%  10/22/01      10,400      10,114,312
  Comdisco, Inc. .................................      Baa1       6.32%  11/27/00      10,000       9,932,000
  Ford Motor Credit Co. ..........................       A1        5.75%  01/25/01       4,000       3,955,480
  Ford Motor Credit Co. ..........................       A1       7.375%  10/28/09       1,600       1,584,000
  Gatx Capital Corp. .............................      Baa2       7.75%  12/01/06       5,000       4,955,350
  General Motors Acceptance Corp. ................       A2        5.75%  11/10/03      10,000       9,521,600
  Heller Financial, Inc. .........................       A3        6.00%  03/19/04       2,900       2,753,637
  HVB Funding Trust ..............................      Aa3        9.00%  10/22/31       6,000       6,153,000
  International Lease Finance Corp. ..............       A1        5.90%  03/12/03      16,000      15,393,600
  MBNA Corp. .....................................      Aaa        5.90%  08/15/11      17,900      16,226,028
  RBF Finance Co. ................................      Ba3       11.375% 03/15/09         450         483,750
  The CIT Group, Inc. ............................      Aa3        5.50%  10/15/01       8,045       7,865,275
                                                                                                --------------
                                                                                                   105,426,032
                                                                                                --------------
FOOD & BEVERAGE -- 0.8%
  Archer-Daniels Midland Co. .....................      Aa3       6.625%  05/01/29       4,700       3,998,431
  Coca-Cola Bottling Co. .........................      Baa2      6.375%  05/01/09       2,200       1,981,760
  Coca-Cola Enterprises, Inc. ....................       A2       7.125%  09/30/09       3,300       3,237,300
  Embotelladora Andina S.A., (Chile) .............      Baa1      7.875%  10/01/97       1,250         961,131
                                                                                                --------------
                                                                                                    10,178,622
                                                                                                --------------
FOREST PRODUCTS -- 1.8%
  Abitibi-Consolidated, Inc. .....................      Baa3       8.50%  08/01/29       2,250       2,168,977
  Fort James Corp. ...............................      Baa3      6.234%  03/15/11       5,000       4,948,200
  Georgia-Pacific Corp. ..........................      Baa2       7.75%  11/15/29         895         852,881

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B5

DECEMBER 31, 1999

                                                      MOODY'S                       PRINCIPAL
                                                       RATING     INTEREST MATURITY   AMOUNT        VALUE
LONG-TERM BONDS (CONTINUED)                         (UNAUDITED)   RATE      DATE      (000)       (NOTE 2)
                                                    ------------  -----   --------  ----------  --------------
FOREST PRODUCTS (CONT'D.)
  Scotia Pacific Co. .............................       NR        7.71%  01/20/14  $   12,200  $    9,150,000
  Westvaco Corp. .................................       A1        9.75%  06/15/20       5,000       5,855,500
                                                                                                --------------
                                                                                                    22,975,558
                                                                                                --------------
HOSPITAL MANAGEMENT -- 0.3%
  Columbia/HCA Healthcare Corp. ..................      Ba2        6.91%  06/15/05       2,435       2,228,025
  Tenet Healthcare Corp. .........................      Ba1       7.875%  01/15/03       1,825       1,770,250
                                                                                                --------------
                                                                                                     3,998,275
                                                                                                --------------
INDUSTRIAL -- 0.2%
  Compania Sud Americana de Vapores, SA,
    (Chile) ......................................      Baa       7.375%  12/08/03       2,000       1,905,140
                                                                                                --------------
INSURANCE -- 2.3%
  Allstate Corp. .................................       A1        7.20%  12/01/09         900         874,971
  Conseco, Inc. ..................................      Ba1        8.50%  10/15/02       6,875       6,963,000
  Conseco, Inc. ..................................      Ba2       8.796%  04/01/27      10,100       9,167,669
  Nationwide CSN Trust ...........................      Aa3       9.875%  02/15/25       5,000       5,094,650
  Reliastar Financial Corp. ......................       A3       6.625%  09/15/03       5,000       4,855,000
  Royal & Sun Alliance Insurance Group PLC .......       A1        8.95%  10/15/29       2,300       2,349,680
                                                                                                --------------
                                                                                                    29,304,970
                                                                                                --------------
INVESTMENT BANKERS -- 5.3%
  Bear Stearns & Co. .............................       A2       7.625%  12/07/09       4,675       4,590,476
  Goldman Sachs Group, Inc. ......................       A1        5.56%  01/11/01       4,750       4,693,760
  Lehman Brothers Holdings, Inc. .................      Baa1      6.375%  03/15/01       1,150       1,140,282
  Lehman Brothers Holdings, Inc. .................      Baa1      6.625%  04/01/04      13,245      12,821,690
  Lehman Brothers Holdings, Inc. .................      Baa1      6.625%  02/05/06       4,585       4,331,725
  Merrill Lynch, Pierce, Fenner & Smith, Inc. ....      Aa3       5.665%  06/24/03      15,000      14,955,000
  Morgan Stanley Dean Witter & Co. M.T.N. ........      Aa3       5.625%  04/12/02       5,450       5,276,690
  Morgan Stanley Dean Witter & Co. ...............      Aa3       7.125%  01/15/03       2,830       2,827,764
  PaineWebber Group, Inc. ........................      Baa1       6.45%  12/01/03       5,000       4,807,400
  Salomon, Inc., M.T.N. ..........................      Aa3        6.59%  02/21/01       3,500       3,485,790
  Salomon, Inc. ..................................      Aa3        6.65%  07/15/01       7,000       6,961,360
  Salomon, Inc., M.T.N. ..........................      Aa3        7.25%  05/01/01       1,100       1,103,487
                                                                                                --------------
                                                                                                    66,995,424
                                                                                                --------------
LEISURE -- 2.2%
  Harrahs Operating Co., Inc. ....................      Ba2       7.875%  12/15/05         290         282,750
  HMH Properties .................................      Ba2       7.875%  08/01/05       1,970       1,817,325
  ITT Corp. ......................................      Baa2       6.25%  11/15/00       4,250       4,167,252
  ITT Corp. ......................................      Baa2       6.75%  11/15/03       7,000       6,511,610
  Marriott International .........................      Baa1      7.875%  09/15/09         325         319,885
  Park Place Entertainment .......................      Ba2       7.875%  12/15/05       2,265       2,163,075
  Royal Caribbean Cruises Ltd. ...................      Baa3       7.00%  10/15/07       8,000       7,527,200
  Royal Caribbean Cruises Ltd. ...................      Baa3       7.25%  08/15/06       5,000       4,820,450
                                                                                                --------------
                                                                                                    27,609,547
                                                                                                --------------
MEDIA -- 4.9%
  Liberty Media Group ............................      Baa3      7.875%  07/15/09       1,600       1,593,760
  Liberty Media Group ............................      Baa3       8.50%  07/15/29       2,800       2,898,000
  News America Holding, Inc. .....................      Baa3      6.703%  05/21/04      22,000      21,011,540
  Paramount Communications, Inc. .................      Ba2        7.50%  01/15/02       5,000       5,010,850
  Seagram (J.) & Sons ............................      Baa3       5.79%  04/15/01      11,500      11,249,300
  Turner Broadcasting System, Inc. ...............      Ba1        7.40%  02/01/04      13,500      13,409,010
  United News & Media PLC ........................      Baa2       7.25%  07/01/04       2,000       1,920,800
  United News & Media PLC ........................      Baa2       7.75%  07/01/09       1,000         961,880
  World Color Press, Inc. ........................       B1        7.75%  02/15/09       2,075       1,981,625
  World Color Press, Inc. ........................       B1       8.375%  11/15/08       1,000         977,500
                                                                                                --------------
                                                                                                    61,014,265
                                                                                                --------------
OIL & GAS -- 2.7%
  Amerada Hess Corp. .............................      Baa1      7.375%  10/01/09         600         585,546
  Amerada Hess Corp. .............................      Baa1      7.875%  10/01/29       1,600       1,560,480

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B6

DECEMBER 31, 1999

                                                      MOODY'S                       PRINCIPAL
                                                       RATING     INTEREST MATURITY   AMOUNT        VALUE
LONG-TERM BONDS (CONTINUED)                         (UNAUDITED)   RATE      DATE      (000)       (NOTE 2)
                                                    ------------  -----   --------  ----------  --------------
OIL & GAS (CONT'D.)
  Atlantic Richfield Co. .........................       A2        5.55%  04/15/03  $    3,700  $    3,547,116
  Atlantic Richfield Co. .........................       A2        5.90%  04/15/09       6,770       6,143,030
  B.J. Services Co. ..............................      Ba1        7.00%  02/01/06       5,000       4,731,700
  EOTT Energy Partners, L.P. .....................      Ba2       11.00%  10/01/09       1,960       2,038,400
  K N Energy, Inc., ..............................      Baa2       6.30%  03/01/21      15,000      14,844,000
                                                                                                --------------
                                                                                                    33,450,272
                                                                                                --------------
OIL & GAS EXPLORATION/PRODUCTION -- 0.4%
  Parker & Parsley Petroleum Co. .................      Ba2       8.875%  04/15/05       1,505       1,497,159
  Seagull Energy Corp. ...........................      Ba1       7.875%  08/01/03       1,830       1,788,825
  Union Pacific Resources ........................      Baa3       7.95%  04/15/29       2,100       2,038,491
                                                                                                --------------
                                                                                                     5,324,475
                                                                                                --------------
RAILROADS -- 1.2%
  Burlington Northern Santa Fe Corp. .............      Baa2       6.05%  03/15/01       8,000       7,906,160
  Norfolk Southern Corp. .........................      Baa1      6.875%  05/01/01       4,500       4,488,570
  Norfolk Southern Corp. .........................      Baa1       6.95%  05/01/02       1,650       1,642,872
  Union Pacific Corp. ............................      Baa3      7.375%  09/15/09       1,700       1,663,637
                                                                                                --------------
                                                                                                    15,701,239
                                                                                                --------------
REAL ESTATE INVESTMENT TRUST -- 2.4%
  Camden Property Trust ..........................      Baa2       7.23%  10/30/00       5,000       4,981,500
  Equity Residential Properties Trust ............       A3        6.15%  09/15/00      15,000      14,877,000
  ERP Operating, L.P. ............................       A3        6.63%  04/13/05       3,900       3,654,846
  ERP Operating, L.P. ............................       A3        7.10%  06/23/04       1,500       1,465,695
  HRPT Properties Trust ..........................      Baa2      7.426%  07/09/00       5,000       4,971,000
                                                                                                --------------
                                                                                                    29,950,041
                                                                                                --------------
RETAIL -- 3.9%
  Dayton-Hudson Corp. ............................       A3        6.40%  02/15/03       8,250       8,072,790
  Federated Department Stores, Inc. ..............      Ba1       8.125%  10/15/02       5,250       5,334,315
  Federated Department Stores, Inc. ..............      Ba1        8.50%  06/15/03      10,200      10,482,438
  Kmart Corp. ....................................      Ba2        9.78%  01/05/20       3,850       3,951,063
  Kroger Co., (The) ..............................      Baa3       6.34%  06/01/01       6,500       6,426,875
  Kroger Co., (The) ..............................      Baa3      6.375%  03/01/08       6,600       6,009,960
  Kroger Co., (The) ..............................      Baa3       7.25%  06/01/09       3,800       3,648,000
  Kroger Co., (The) ..............................      Baa3       7.70%  06/01/29         960         907,200
  Saks, Inc. .....................................      Baa3       8.25%  11/15/08       3,625       3,526,763
                                                                                                --------------
                                                                                                    48,359,404
                                                                                                --------------
TELECOMMUNICATIONS -- 7.6%
  AT&T Canada, Inc., (Canada) ....................      Baa3       7.65%  09/15/06       1,600       1,592,016
  Electric Lightwave, Inc. .......................       A2        6.05%  05/15/04       3,300       3,114,672
  Global Crossing Holdings, Ltd. .................      Ba2       9.125%  11/15/06       4,400       4,350,500
  GTE Corp. ......................................      Baa1      9.375%  12/01/00       6,250       6,400,438
  LCI International, Inc. ........................      Ba1        7.25%  06/15/07      10,125       9,734,884
  Lucent Technologies, Inc. ......................       A2        6.45%  03/15/29       9,500       8,269,655
  Qwest Communications International, Inc. .......      Ba1        7.50%  11/01/08       4,000       3,910,000
  Rogers Cantel, Inc. ............................      Ba3       9.375%  06/01/08       2,350       2,444,000
  Sprint Corp. ...................................      Baa1       5.70%  11/15/03      17,000      16,130,450
  Sprint Corp. ...................................      Baa1      6.875%  11/15/28       2,500       2,221,775
  Telecom De Puerto Rico .........................      Baa2       6.65%  05/15/06       6,800       6,451,772
  Telecom De Puerto Rico .........................      Baa2       6.80%  05/15/09       5,700       5,198,001
  US West, Inc. ..................................      Baa1      6.875%  08/15/01       5,000       4,979,000
  Williams Communications Group, Inc. ............       B2       10.70%  10/01/07       2,000       2,100,000
  Williams Communications Group, Inc. ............       B2       10.875% 10/01/09         680         711,450
  Worldcom, Inc. .................................      Baa2      6.125%  08/15/01       8,300       8,210,277
  Worldcom, Inc. .................................      Baa2       6.95%  08/15/28       9,900       8,988,804
                                                                                                --------------
                                                                                                    94,807,694
                                                                                                --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B7

DECEMBER 31, 1999

                                                      MOODY'S                       PRINCIPAL
                                                       RATING     INTEREST MATURITY   AMOUNT        VALUE
LONG-TERM BONDS (CONTINUED)                         (UNAUDITED)   RATE      DATE      (000)       (NOTE 2)
                                                    ------------  -----   --------  ----------  --------------
UTILITIES -- 10.8%
  AES Corp. ......................................      Ba1        9.50%  06/01/09  $    4,905  $    5,003,100
  Arkla, Inc., M.T.N. ............................      Ba2        9.32%  12/18/00       2,000       2,040,320
  Calenergy Co., Inc. ............................      Ba1        6.96%  09/15/03       8,000       7,819,200
  Calenergy Co., Inc. ............................      Ba1        7.23%  09/15/05       5,000       4,872,150
  Calpine Corp. ..................................      Ba1       10.50%  05/15/06       4,060       4,263,000
  CMS Energy Corp. ...............................      Ba3        6.75%  01/15/04       4,500       4,218,750
  CMS Energy Corp. ...............................      Ba3        8.00%  07/01/01       4,500       4,457,700
  Cogentrix Energy, Inc. .........................      Ba1        8.75%  10/15/08      10,000       9,700,000
  Commonwealth Edison Co. ........................      Baa3      7.625%  01/15/07       7,525       7,478,044
  Connecticut Light & Power Company ..............      Ba2        7.75%  06/01/02       5,685       5,754,698
  Edison Mission Energy ..........................       A3        7.73%  06/15/09       3,200       3,187,104
  El Paso Electric Company .......................      Ba2        7.75%  05/01/01       5,850       5,876,384
  El Paso Electric Company .......................      Ba3        9.40%  05/01/11       4,000       4,275,040
  El Paso Energy Corp. ...........................      Baa2      6.625%  07/15/01       3,800       3,769,866
  Hydro-Quebec....................................       A2        7.50%  04/01/16       1,850       1,809,504
  Illinois Power Co. .............................      Aaa        5.38%  06/25/07      15,000      14,015,550
  Niagara Mohawk Power ...........................      Ba3       6.875%  04/01/03       4,000       3,971,960
  Niagara Mohawk Power ...........................      Ba2       7.375%  08/01/03       8,000       8,000,800
  Niagara Mohawk Power ...........................      Baa2       8.00%  06/01/04       5,000       5,097,550
  Osprey Trust ...................................      Baa3       8.31%  01/15/03      12,000      11,937,000
  PSEG Energy Holdings, Inc. .....................      Ba1       10.00%  10/01/09       2,230       2,202,125
  Sonat, Inc. ....................................      Baa1      7.625%  07/15/11       5,100       5,002,845
  Texas Utilities ................................      Baa3       5.94%  10/15/01      10,000       9,830,200
  Utilicorp United, Inc. .........................      Baa3       7.00%  07/15/04       1,280       1,236,147
                                                                                                --------------
                                                                                                   135,819,037
                                                                                                --------------
WASTE MANAGEMENT -- 0.6%
  Allied Waste Industries, Inc. ..................      Ba2       7.625%  01/01/06       1,575       1,417,500
  USA Waste Service ..............................      Baa3      6.125%  07/15/01       7,000       6,662,250
                                                                                                --------------
                                                                                                     8,079,750
                                                                                                --------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 10.1%
  Resolution Funding Corp. .......................                 Zero   10/15/15      17,100       5,693,958
  Resolution Funding Corp. .......................                8.125%  10/15/19         700         776,559
  Resolution Funding Corp. .......................                8.625%  01/15/21         200         233,500
  United States Treasury Bond ....................                 5.25%  02/15/29       1,000         826,870
  United States Treasury Bond(b)..................                8.125%  08/15/21      66,700      76,496,229
  United States Treasury Note ....................                 Zero   05/15/20      36,500       9,177,925
  United States Treasury Note ....................                 5.50%  01/31/03       2,500       2,442,575
  United States Treasury Note ....................                 6.00%  08/15/09      12,187      11,806,156
  United States Treasury Note ....................                 6.50%  05/15/05       9,965       9,952,734
                                                                           -10/15/06
  United States Treasury Note ....................                 6.75%  08/15/26       9,800       9,845,962
                                                                                                --------------
                                                                                                   127,252,468
                                                                                                --------------
U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES -- 2.0%
  Federal National Mortgage Association ..........                 6.50%  01/01/15      20,000      19,400,000
  Federal National Mortgage Association ..........                 9.00%  10/01/16-09/01/21        267        275,901
  Government National Mortgage Association .......                 7.50%  5/20/02-02/15/26      5,254      5,203,313
                                                                                                --------------
                                                                                                    24,879,214
                                                                                                --------------
FOREIGN GOVERNMENT BONDS -- 5.0%
  Junta De Andaluci, (Spain) .....................      Aa3        7.25%  10/01/29         540         514,728
  Province of Saskatchewan, (Canada) .............       A2       9.125%  02/15/21       3,000       3,456,720

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B8

DECEMBER 31, 1999

                                                      MOODY'S                       PRINCIPAL
                                                       RATING     INTEREST MATURITY   AMOUNT        VALUE
LONG-TERM BONDS (CONTINUED)                         (UNAUDITED)   RATE      DATE      (000)        (NOTE 2)
                                                    ------------  -----   --------  ----------  --------------
FOREIGN GOVERNMENT BONDS (CONT'D.)
  Quebec Province, (Canada) ......................       A1        7.50%  07/15/23  $    6,825  $    6,654,716
  Quebec Province, (Canada) ......................       NR        7.50%  09/15/29       2,500       2,459,000
  Republic Of Argentina, (Argentina) .............      BBB        Zero   10/15/01       5,000       4,187,500
  Republic Of Columbia, (Columbia) ...............      Baa3       9.75%  04/23/09       2,700       2,504,250
  Republic of Mexico, (Mexico) ...................      Ba2       6.836%  12/31/19       5,900       5,538,625
  Republic of Mexico, (Mexico) ...................      Ba2       6.933%  12/31/19       2,100       1,971,375
  Republic of Mexico, (Mexico) ...................      Ba2       6.943%  12/31/19       4,200       3,942,750
  Republic of Panama, (Panama) ...................      Ba1        4.25%  07/17/14       6,600       5,181,000
  Republic of Panama, (Panama) ...................       NR       7.875%  02/13/02       8,000       7,720,000
  Republic Of Philippines, (Philippines) .........      Ba1       8.875%  04/15/08       3,200       3,120,000
  Republic of Poland, (Poland) ...................      Baa3       4.00%  10/27/24       7,500       4,950,000
  United Mexican States, (Mexico) ................       NR       10.375% 02/17/09       9,500      10,070,000
                                                                                                --------------
                                                                                                    62,270,664
                                                                                                --------------
TOTAL LONG-TERM BONDS
  (cost $1,253,556,114).......................................................................   1,210,201,322
                                                                                                --------------
                                                                                      SHARES
                                                                                    ----------
PREFERRED STOCK -- 0.3%
  Centaur Funding (cost $4,323,180) ..............................................      27,000       3,922,074
                                                                                                --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $1,257,879,294).......................................................................   1,214,123,396
                                                                                                --------------
SHORT-TERM INVESTMENTS -- 3.1%
WARRANT -- 0.0% (A)
                                                                                      UNITS
                                                                                    ----------
  Mexico Vrr Debenture, expiring 06/30/03
    (cost $0) ....................................................................  18,766,000               2
                                                                                                --------------
                                                                                    PRINCIPAL
                                                                                      AMOUNT
                                                                                      (000)
                                                                                    ----------
REPURCHASE AGREEMENT -- 3.1%
  Joint Repurchase Agreement Account (Note 5)...................  2.875%  01/03/00  $   39,380      39,380,000
                                                                                                --------------
TOTAL SHORT-TERM INVESTMENTS
  (cost $39,380,000)..........................................................................      39,380,002
                                                                                                --------------
TOTAL INVESTMENTS -- 99.9%
  (cost $1,297,259,294; Note 6)...............................................................   1,253,503,398
VARIATION MARGIN ON OPEN FUTURES CONTRACTS -- (c).............................................         (75,125)
OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.1%.................................................         403,677
                                                                                                --------------
NET ASSETS -- 100.0%..........................................................................  $1,253,831,950
                                                                                                ==============

The following abbreviations are used in portfolio descriptions:
  L.P.  Limited Partnership
M.T.N.  Medium Term Note
  PLC   Public Limited Company (British Corporation)
  SA    Sociedad Anonime (Spanish Corporation) or Societe Anonyme (French
        Corp.)
  NR    Note Rated by Moody's or Standard & Poors

(a)  Such represents less than 0.05%.

(b) Security, or a portion thereof, segregated as collateral for futures contracts.

(c)  Open futures contracts as of December 31, 1999 are as follows:

NUMBER OF                                   EXPIRATION   VALUE AT          VALUE AT        APPRECIATION/
CONTRACTS                     TYPE             DATE     TRADE DATE    DECEMBER 31, 1999    DEPRECIATION
Long Position:
186                    U.S. Treasury Bond    Mar 00     $17,565,375       $16,914,375        $(651,000)
Short Position:
44                     U.S. Treasury Notes   Mar 00       4,321,969         4,217,813          104,156
                                                                                             ---------
                                                                                             $(546,844)
                                                                                             =========

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B9

                          GOVERNMENT INCOME PORTFOLIO
DECEMBER 31, 1999

                                                                                  PRINCIPAL
                                                    INTEREST       MATURITY        AMOUNT        VALUE
LONG-TERM INVESTMENTS -- 97.8%                       RATE           DATE            (000)      (NOTE 2)
                                                    ------  --------------------  ---------  --------------
ASSET-BACKED SECURITIES -- 3.0%
  Team Fleet Financing Corp. .....................  7.35%         05/15/03        $  10,000  $    9,965,000
                                                                                             --------------
COLLATERALIZED MORTGAGE OBLIGATION -- 1.4%
  Westpac Securitisation Trust, Ser. 1998-1G
    (Australia) ..................................  5.45%         07/19/29          4,709(a)      4,693,011
                                                                                             --------------
CORPORATE -- 2.4%
  Merck & Co., Inc. ..............................  5.76%         05/03/37            8,000       8,023,750
                                                                                             --------------
MORTGAGE PASS-THROUGHS -- 18.2%
  Federal National Mortgage Association ..........  7.50%   02/01/02 - 10/01/12      11,426      11,493,133
  Federal National Mortgage Association ..........  8.00%   03/01/22 - 05/01/26         702         709,356
  Federal National Mortgage Association ..........  9.00%   02/01/25 - 04/01/25       3,605       3,750,556
  FNMA Pass Through ..............................  7.50%         01/01/30           11,000      10,876,250
  FNMA Pass Through ..............................  7.00%         01/01/30           19,000      18,370,720
  Government National Mortgage Association .......  7.50%   12/15/25 - 02/15/26      11,230      11,120,741
  Government National Mortgage Association .......  8.00%   09/15/23 - 12/15/24       4,806       4,865,277
                                                                                             --------------
                                                                                                 61,186,033
                                                                                             --------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 72.8%
  Federal Farm Credit Bank .......................  5.90%         01/10/05            5,000       4,780,450
  Federal Home Loan Bank .........................  5.75%         10/15/07           15,000      14,655,000
  Federal National Mortgage Association ..........  Zero    02/15/06 - 06/01/17      55,364      21,733,030
  Federal Home Loan Mortgage Corp. ...............  7.36%         06/05/07           15,000      14,711,700
  Federal National Mortgage Association ..........  6.06%         05/21/03           30,000      29,146,800
  Israel AID .....................................  Zero          08/15/09           10,000       5,110,000
  Resolution Funding Corp. .......................  8.125%        10/15/19            4,200       4,659,354
  Small Business Administration Participation
    Certficates ..................................  6.00%         09/01/18            7,709       7,090,398
  Small Business Administration Participation
    Certificates .................................  6.85%         07/01/17            4,511       4,342,543
  Small Business Administration Participation
    Certificates .................................  7.15%         01/01/17           16,669      16,339,578
  Small Business Administration Participation
    Certificates .................................  7.20%         10/01/16           17,468      17,154,195
  United States Treasury Bonds(b) ................  8.125%        08/15/19           44,000      50,139,320
  United States Treasury Bonds ...................  10.00%        05/15/10           18,600      21,326,016
  United States Treasury Bonds ...................  11.75%        02/15/10           19,050      23,157,561
  United States Treasury Bonds ...................  12.50%        08/15/14            3,300       4,609,671
  United States Treasury Strips ..................  Zero          11/15/09            9,900       5,106,222
                                                                                             --------------
                                                                                                244,061,838
                                                                                             --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $343,379,714)......................................................................     327,929,632
                                                                                             --------------
SHORT-TERM INVESTMENTS -- 9.7%
COMMERCIAL PAPER -- 5.9%
  Blue Ridge Asset Funding .......................  6.50%         01/19/00            3,400       3,388,950
  Clipper Receivables Corp. ......................  6.40%         01/19/00            3,400       3,389,120
  CXC Inc. .......................................  6.35%         01/19/00            3,400       3,389,205
  Falcon Asset Securitization ....................  6.50%         01/18/00            3,000       2,990,792
  Thunder Bay Funding, Inc. ......................  6.40%         01/18/00            3,400       3,389,724
  Variable Funding Cap ...........................  6.57%         01/18/00            3,400       3,389,452
                                                                                             --------------
                                                                                                 19,937,243
                                                                                             --------------
REPURCHASE AGREEMENT -- 3.8%
  Joint Repurchase Agreement Account (Note 5) ....  2.875%        01/03/00           12,843      12,843,000
                                                                                             --------------
TOTAL SHORT-TERM INVESTMENTS
  (cost $32,780,243).......................................................................      32,780,243
                                                                                             --------------
TOTAL INVESTMENTS -- 107.5%
  (cost $376,159,957; Note 6)..............................................................     360,709,875
VARIATION MARGIN ON OPEN FUTURES CONTRACTS(c)..............................................          64,531
LIABILITIES IN EXCESS OF OTHER ASSETS -- (7.5%)............................................     (25,293,515)
                                                                                             --------------
TOTAL NET ASSETS -- 100.0%.................................................................  $  335,480,891
                                                                                             ==============

The following abbreviation is used in portfolio descriptions:
  AID   Agency for International Development

(a)  US $ Denominated Foreign Bonds
(b)  Security segregated as collateral for futures contracts.
(c)  Open futures contracts as of December 31, 1999 are as follows:

NUMBER OF                                  EXPIRATION   VALUE AT        VALUE AT
CONTRACTS                     TYPE            DATE     TRADE DATE  DECEMBER 31, 1999    APPRECIATION
Short Position:
47                     U.S. T-Bond          Mar 00     $4,382,750      $4,274,063         $108,687
25                     U.S. Treasury 10yr   Mar 00     $2,428,125      $2,396,484         $ 31,641
36                     U.S. Treasury 10yr   Mar 00     $3,536,156      $3,450,937         $ 85,219
40                     U.S. Treasury 10yr   Mar 00     $3,885,000      $3,834,375         $ 50,625
                                                                                          --------
                                                                                          $276,172
                                                                                          ========

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B10

                        ZERO COUPON BOND 2000 PORTFOLIO
DECEMBER 31, 1999

LONG-TERM INVESTMENTS -- 99.0%                                        PRINCIPAL
                                                    INTEREST MATURITY  AMOUNT        VALUE
LONG-TERM BONDS                                     RATE      DATE      (000)      (NOTE 2)
                                                    -----   --------  ---------  --------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS
  Federal National Mortgage Association ..........   Zero   01/24/02  $   7,477  $    6,533,029
  Federal National Mortgage Association ..........   Zero   07/24/02      4,527       3,827,443
  United States Treasury Bonds ...................   Zero   11/15/00     28,425      27,015,404
  United States Treasury Bonds ...................   Zero   02/15/02      3,950       3,464,663
                                                                                 --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $40,338,779)...........................................................      40,840,539
                                                                                 --------------

SHORT-TERM INVESTMENT-- 1.2%
REPURCHASE AGREEMENT
  Joint Repurchase Agreement Account (cost
    $474,000; Note 5) ............................  2.875%  01/03/00        474         474,000
                                                                                 --------------
TOTAL INVESTMENTS -- 100.2%
  (cost $40,812,779; Note 6)...................................................      41,314,539
LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.2%)................................         (73,340)
                                                                                 --------------
NET ASSETS -- 100.0%...........................................................  $   41,241,199
                                                                                 ==============

                                ZERO COUPON BOND 2005 PORTFOLIO
DECEMBER 31, 1999

LONG-TERM INVESTMENTS -- 99.0%

LONG-TERM BONDS
U.S. GOVERNMENT & AGENCY OBLIGATIONS
  Federal National Mortgage Association ..........   Zero   01/24/05  $   1,400  $      990,500
  Federal National Mortgage Association ..........   Zero   01/24/06      2,320       1,531,919
  Financing Corp. ................................   Zero   03/07/04      3,350       2,504,326
  Financing Corp. ................................   Zero   02/08/05        688         482,708
  Financing Corp. ................................   Zero   11/11/05        425         283,301
  Financing Corp. ................................   Zero   08/08/07      2,070       1,212,999
  Resolution Funding Corp. .......................   Zero   07/15/07      4,350       2,605,780
  United States Treasury Bond ....................   Zero   11/15/04      6,600       4,812,126
  United States Treasury Bond ....................   Zero   05/15/05     17,640      12,440,963
  United States Treasury Bond ....................   Zero   08/15/05     18,475      12,787,102
  United States Treasury Bond ....................   Zero   02/15/06      7,900       5,289,998
                                                                                 --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $45,467,252)...........................................................      44,941,722
                                                                                 --------------

SHORT-TERM INVESTMENT -- 1.2%
REPURCHASE AGREEMENT
  Joint Repurchase Agreement Account (cost
    $536,000; Note 5) ............................  2.875%  01/03/00        536         536,000
                                                                                 --------------
TOTAL INVESTMENTS -- 100.2%
  (cost $46,003,252; Note 6)...................................................      45,477,722
LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.2%)................................         (72,444)
                                                                                 --------------
TOTAL NET ASSETS -- 100.0%.....................................................  $   45,405,278
                                                                                 ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B11

                        CONSERVATIVE BALANCED PORTFOLIO
DECEMBER 31, 1999

LONG-TERM INVESTMENTS -- 91.8%

                                                      MOODY'S     PRINCIPAL
LONG-TERM                                              RATING      AMOUNT        VALUE
BONDS -- 49.3%                                      (UNAUDITED)     (000)        (000)
                                                    ------------  ---------  --------------
AEROSPACE -- 0.8%
  Litton Industries, Inc.,
    8.00%, 10/15/09 ..............................      Baa2      $   3,300  $    3,286,140
  Lockheed Martin Corp.,
    6.85%, 05/15/01 ..............................       A3           1,900       1,886,928
  Northrop-Grumman Corp.,
    7.875%, 03/01/26 .............................      Baa3          4,500       4,221,360
  Raytheon Co.,
    5.95%, 03/15/01 ..............................      Baa1         26,900      26,462,337
                                                                             --------------
                                                                                 35,856,765
                                                                             --------------
AIRLINES -- 3.2%
  Continental Airlines, Inc.,
    7.461%, 04/01/15 .............................      Aa3          11,641      11,209,589
    8.00%, 12/15/05 ..............................      Ba2           4,530       4,143,410
  Delta Air Lines, Inc.,
    7.90%, 12/15/09(b) ...........................      Baa3         47,300      46,056,483
    8.30%, 12/15/29 ..............................      Baa3          4,000       3,849,320
  United Airlines, Inc.,
    10.67%, 05/01/04 .............................      Baa3         46,865      51,323,267
    11.21%, 05/01/14 .............................      Baa3         18,433      22,361,257
                                                                             --------------
                                                                                138,943,326
                                                                             --------------
ASSET-BACKED SECURITIES -- 2.1%
  California Infrastructure,
    6.14%, 03/25/02 ..............................      Aaa           1,091       1,080,166
    6.17%, 03/25/03 ..............................      Aaa           2,000       1,989,840
    6.28%, 09/25/05 ..............................      Aaa           7,000       6,861,960
  Chase Manhattan Credit Master Trust, Series
    1996-3,
    7.04%, 02/15/05 ..............................      Aaa          15,000      15,032,700
  Citibank Credit Card Master Trust, Series
    1999-5,
    6.10%, 05/15/08 ..............................       NR          56,500      53,192,490
  Standard Credit Card Master Trust,
    5.95%, 10/07/04 ..............................      Aaa           4,650       4,482,879
  Team Fleet Financing Corp.,
    7.35%, 05/15/03 ..............................      Aa2          11,000      10,961,500
                                                                             --------------
                                                                                 93,601,535
                                                                             --------------
AUTO-CARS & TRUCKS -- 1.5%
  Ford Motor Co.,
    6.375%, 02/01/29 .............................       A1          16,000      13,432,960
    7.45%, 07/16/31(b) ...........................       A1           2,900       2,789,916
  Lear Corp.,
    7.96%, 05/15/05 ..............................      Ba1          10,325      10,015,250
    8.25%, 02/01/02 ..............................       B2           4,710       4,615,800
  TRW, Inc.,
    6.45%, 06/15/01 ..............................      Baa1         35,300      34,880,812
  United Rentals, Inc.,
    8.80%, 08/15/08 ..............................       B1           1,435       1,338,137
                                                                             --------------
                                                                                 67,072,875
                                                                             --------------
BANKS AND SAVINGS & LOANS -- 4.0%
  Bank of Nova Scotia (Canada),
    6.50%, 07/15/07 ..............................       A1           7,200       7,083,000
  Barclays Bank PLC, (United Kingdom),
    7.40%, 12/15/09 ..............................      Aa3           2,500       2,456,750
  Bayerische Landesbank Girozentrale, (Germany),
    5.875%, 12/01/08 .............................      Aaa           7,800       6,994,728
LONG-TERM                                             MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT        VALUE
                                                    (UNAUDITED)     (000)        (000)
BONDS (CONTINUED)                                   ------------  ---------  --------------
BANKS AND SAVINGS & LOANS (CONT'D.)
Capital One Bank,
    6.76%, 07/23/02 ..............................      Baa2      $   2,500  $    2,441,200
    6.97%, 02/04/02 ..............................      Baa3         25,000      24,606,000
    7.08%, 10/30/01 ..............................      Baa3         19,000      18,814,370
  Chase Manhattan Corp.,
    7.00%, 11/15/09(b) ...........................       A1           2,500       2,405,375
  Compass Bancshares, Inc.,
    8.10%, 08/15/09 ..............................       A1           3,900       3,889,470
  Dresdner Funding Trust,
    8.151%, 06/30/31 .............................      Aa2          18,200      17,351,880
  Hypovereinsbank,
    8.741%, 06/30/31(b) ..........................      Aa3           1,800       1,797,660
  Key Bank NA,
    5.80%, 04/01/04 ..............................      Aa3          30,000      28,401,600
  Keycorp Capital, Inc.,
    7.75%, 07/15/29(b) ...........................       A1           5,050       4,696,500
  National Australia Bank,
    6.40%, 12/10/07 ..............................       A1          14,000      13,953,800
  Sanwa Finance Aruba A.E.C.,
    8.35%, 07/15/09 ..............................       A3           9,600       9,672,960
  Sovereign Bancorp,
    10.25%, 05/15/04 .............................      Ba3           1,030       1,038,137
    10.50%, 11/15/06 .............................      Ba3           1,780       1,815,600
  Sovereign Bancorp, Sr. Notes,
    6.625%, 03/15/01 .............................      Ba3           4,000       3,870,000
  Washington Mutual, Inc.,
    8.25%, 10/01/02 ..............................       A3           7,800       7,944,066
  Washington Mutual, Inc.,
    7.50%, 08/15/06 ..............................       A3          12,000      11,871,000
                                                                             --------------
                                                                                171,104,096
                                                                             --------------
BUILDING PRODUCTS -- 0.4%
  Hanson Overseas B.V.,
    7.375%, 01/15/03 .............................       A3          16,751      16,801,085
                                                                             --------------
CABLE & PAY TELEVISION SYSTEMS -- 1.6%
  British Sky Broadcasting, Inc.,
    6.875%, 02/23/09 .............................      Baa2         12,200      10,717,700
  Cable & Wire Communications PLC (United
    Kingdom),
    6.75%, 12/01/08 ..............................      Baa1          4,200       4,133,892
  Cox Communications, Inc.,
    6.94%, 10/01/01 ..............................      Baa2          4,000       3,982,960
    7.875%, 08/15/09 .............................      Baa2          5,000       5,068,500
  CSC Holdings, Inc.,
    7.25%, 07/15/08 ..............................      Ba2           7,600       7,166,496
    7.875%, 12/15/07 .............................      Ba2           4,240       4,162,323
  Rogers Cablesystems Ltd., (Canada)
    11.00%, 12/01/15 .............................       B2           4,010       4,541,325
  Tele-Communications, Inc.,
    6.34%, 02/01/02 ..............................      Ba1           4,500       4,456,530
    8.25%, 01/15/03 ..............................      Baa3          2,000       2,069,580
    9.25%, 04/15/02 ..............................      Baa3          9,500       9,971,485
    9.875%, 06/15/22 .............................      Baa3         12,900      15,743,676
                                                                             --------------
                                                                                 72,014,467
                                                                             --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B12

DECEMBER 31, 1999

LONG-TERM                                             MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT        VALUE
                                                    (UNAUDITED)     (000)        (000)
BONDS (CONTINUED)                                   ------------  ---------  --------------
CHEMICALS -- 0.1%
  Lyondell Chemical,
    9.625%, 05/01/07 .............................      Ba2       $   2,745  $    2,806,762
  Monsanto Co.,
    6.85%, 12/01/28 ..............................       A2           1,500       1,322,355
                                                                             --------------
                                                                                  4,129,117
                                                                             --------------
CONSULTING -- 1.1%
  Comdisco, Inc.,
    6.00%, 01/30/02 ..............................      Baa1         30,000      29,046,600
    6.375%, 11/30/01 .............................      Baa1         21,500      21,083,545
                                                                             --------------
                                                                                 50,130,145
                                                                             --------------
CONTAINERS -- 0.3%
  Owens-Illinois, Inc.,
    7.15%, 05/15/05 ..............................      Ba1          13,000      12,019,670
    7.50%, 05/15/10 ..............................      Ba1             800         703,376
                                                                             --------------
                                                                                 12,723,046
                                                                             --------------
DIVERSIFIED OPERATIONS -- 0.5%
  Corning Inc,,
    6.85%, 03/01/29 ..............................       A3           2,180       1,899,456
  Tyco International Group, SA,
    6.125%, 06/15/01 .............................      Baa1         17,725      17,425,093
  Tyco International Ltd.,
    6.875%, 01/15/29(b) ..........................      Baa1          2,800       2,379,636
    7.00%, 06/15/28(b) ...........................      Baa1          1,800       1,557,648
                                                                             --------------
                                                                                 23,261,833
                                                                             --------------
DRUGS & MEDICAL SUPPLIES -- 0.4%
  Mallinckrodt, Inc.,
    6.30%, 03/15/11 ..............................      Baa2         16,780      16,402,450
                                                                             --------------
FINANCIAL SERVICES -- 7.5%
  Arkwright Corp.,
    9.625%, 08/15/26 .............................      Baa3          8,000       7,838,400
  AT&T Capital Corp.,
    6.60%, 05/15/05 ..............................       A1           9,000       8,655,120
  Bch Financial Ser,
    5.813%, 04/28/05 .............................       A3          10,000       9,999,000
  Bombardier Capital, Inc. M.T.N.,
    7.30%, 12/15/02 ..............................       A3          10,000       9,960,000
  Capital One Financial Corp.,
    7.25%, 05/01/06 ..............................      Ba1           9,300       8,788,500
  CIT Group Inc.,
    5.80%, 03/26/02 ..............................      Aa3          16,000      15,592,640
  CoMed Transitional Funding Trust,
    5.44%, 03/25/07 ..............................      Aaa          10,000       9,362,500
  Enterprise Rent-A-Car USA Finance Co., M.T.N.
    6.35%, 01/15/01 ..............................      Baa3          9,000       8,908,200
    6.95%, 03/01/04 ..............................      Baa2         17,500      16,990,750
    7.50%, 06/15/03 ..............................      Baa3          5,000       4,958,000
  Finova Capital Corp.,
    6.125%, 03/15/04 .............................      Baa1         21,000      19,918,500
  Ford Motor Credit Corp.,
    7.375%, 10/28/09(b) ..........................       A1           3,265       3,232,350
  Gatx Capital Corp.,
    7.75%, 12/01/06 ..............................      Baa2         10,000       9,910,700
  General Motors Acceptance Corp.,
    5.95%, 03/14/03 ..............................       A2          47,000      45,256,300
LONG-TERM                                             MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT        VALUE
                                                    (UNAUDITED)     (000)        (000)
BONDS (CONTINUED)                                   ------------  ---------  --------------
FINANCIAL SERVICES (CONT'D.)
Heller Financial, Inc.,
    6.00%, 03/19/04 ..............................       A3       $   2,500  $    2,373,825
  HVB Funding Trust,
    9.00%, 10/22/31 ..............................      Aa3           1,200       1,230,600
  International Lease Finance Corp.,
    5.90%, 03/12/03 ..............................       A1          37,500      36,078,750
  MBNA Corp.,
    5.90%, 08/15/11 ..............................      Aaa          41,400      37,528,354
  MCN Investment Corp.,
    6.30%, 04/02/11 ..............................      Baa2          8,250       8,102,325
  Osprey Trust,
    8.31%, 01/15/03 ..............................      Baa3         26,000      25,863,500
  Pemex Finance Ltd, (Cayman Islands),
    9.14%, 08/15/04 ..............................      Baa1         10,000       9,961,000
  Sears Roebuck Acceptance Corp.,
    6.38%, 10/07/02 ..............................       A2          21,000      20,325,270
  Textron Financial Corp.,
    6.05%, 03/16/09 ..............................      Aaa           9,404       9,348,512
                                                                             --------------
                                                                                330,183,096
                                                                             --------------
FOOD & BEVERAGE -- 0.3%
  Archer-Daniels Midland Co.,
    6.625%, 05/01/29 .............................      Aa3           8,100       6,890,913
  Coca-Cola Bottling Co.,
    6.375%, 05/01/09 .............................      Baa2          3,000       2,702,400
  Coca-Cola Enterprises, Inc.,
    7.125%, 09/30/09(b) ..........................       A2           2,600       2,550,600
  Embotelladora Andina S.A.,
    7.875%, 10/01/97 .............................      Baa1          1,250         961,131
                                                                             --------------
                                                                                 13,105,044
                                                                             --------------
FOREST PRODUCTS -- 0.7%
  Fort James Corp.,
    6.234%, 03/15/11 .............................      Baa3         17,500      17,318,700
  Georgia-Pacific Corp.,
    7.75%, 11/15/29(b) ...........................      Baa2          1,015         967,234
  Scotia Pacific Co.,
    7.71%, 01/20/14 ..............................       NR          18,800      14,100,000
                                                                             --------------
                                                                                 32,385,934
                                                                             --------------
INDUSTRIAL -- 0.1%
  Cendant Corp.,
    7.75%, 12/01/03 ..............................      Baa1          2,000       1,995,200
  Compania Sud Americana de Vapores, S.A.,
    (Chile),
    7.375%, 12/08/03 .............................      Baa           4,600       4,381,822
                                                                             --------------
                                                                                  6,377,022
                                                                             --------------
INSURANCE -- 0.2%
  Allstate Corp.,
    7.20%, 12/01/09 ..............................       A1           1,700       1,652,723
  Conseco, Inc.,
    8.50%, 10/15/02 ..............................      Ba1           4,050       4,101,840
    8.796%, 04/01/27 .............................      Ba2           2,170       1,969,687
                                                                             --------------
                                                                                  7,724,250
                                                                             --------------
INVESTMENT BANKERS -- 2.5%
  Bear Stearns & Co.,
    7.625%, 12/07/09 .............................       A2           1,300       1,276,496

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B13

DECEMBER 31, 1999

LONG-TERM                                             MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT        VALUE
                                                    (UNAUDITED)     (000)        (000)
BONDS (CONTINUED)                                   ------------  ---------  --------------
INVESTMENT BANKERS (CONT'D.)
Donaldson Lufkin, & Jenrette
    Inc.,
    5.625%, 02/15/16 .............................      Baa1      $   5,480  $    5,359,385
  Goldman Sachs Gp,,
    6.25%, 02/01/03 ..............................       A1           4,000       3,882,760
  Goldman Sachs Group, Inc.,
    5.56%, 01/11/01 ..............................       A1           6,800       6,719,488
    7.80%, 07/15/02 ..............................       A1          11,985      12,120,550
  Lehman Brothers Holdings, Inc.,
    6.375%, 03/15/01 .............................      Baa1          4,300       4,263,665
    6.625%, 04/01/04 .............................      Baa1         26,890      26,030,596
    6.625%, 02/05/06 .............................      Baa1         10,645      10,056,970
  Morgan Stanley Dean Witter & Co.,
    6.875%, 03/01/03 .............................      Aa3           3,000       2,969,940
    7.125%, 01/15/03 .............................       A1          17,080      17,066,507
  PaineWebber Group, Inc.,
    7.015%, 02/10/04 .............................      Baa1          6,000       5,868,900
    7.625%, 10/15/08 .............................      Baa1          5,000       4,904,900
  Salomon, Inc.,
    7.25%, 05/01/01 ..............................      Baa1          2,165       2,171,863
  Salomon, Inc.,
    6.75%, 02/15/03 ..............................      Baa1          5,000       4,936,550
                                                                             --------------
                                                                                107,628,570
                                                                             --------------
LEISURE -- 0.5%
  ITT Corp.,
    6.75%, 11/15/03 ..............................      Baa2         21,500      19,999,945
  Marriott International,
    7.875%, 09/15/09 .............................      Baa1            250         246,065
                                                                             --------------
                                                                                 20,246,010
                                                                             --------------
MEDIA -- 1.1%
  Cox Enterprises, Inc.,
    6.625%, 06/14/02 .............................      Baa1          7,200       7,095,816
  Liberty Media Group,
    7.875%, 07/15/09 .............................      Baa3          3,200       3,187,520
    8.50%, 07/15/29 ..............................      Baa3          3,600       3,726,000
  Paramount Communications, Inc.,
    7.50%, 01/15/02 ..............................      Ba2           6,425       6,438,942
  Seagram (J.) & Sons,
    5.79%, 04/15/01 ..............................      Baa3         22,800      22,302,960
  Time Warner, Inc.,
    8.11%, 08/15/06 ..............................      Ba1           1,500       1,543,755
  United News & Media PLC,
    7.25%, 07/01/04 ..............................      Baa2          4,680       4,494,672
  World Color Press, Inc.,
    8.375%, 11/15/08 .............................       B1           2,140       2,091,850
                                                                             --------------
                                                                                 50,881,515
                                                                             --------------
OIL & GAS -- 0.5%
  Amerada Hess Corp.,
    7.375%, 10/01/09 .............................      Baa1            500         487,955
    7.875%, 10/01/29 .............................      Baa1          2,020       1,970,106
  Atlantic Richfield Co.,
    5.55%, 04/15/03 ..............................       A2          11,300      10,833,084
    5.90%, 04/15/09 ..............................       A2           5,420       4,918,054
  B.J. Services Co.,
    7.00%, 02/01/06 ..............................      Ba1           4,000       3,785,360
                                                                             --------------
                                                                                 21,994,559
                                                                             --------------
LONG-TERM                                             MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT        VALUE
                                                    (UNAUDITED)     (000)        (000)
BONDS (CONTINUED)                                   ------------  ---------  --------------
OIL & GAS EXPLORATION/PRODUCTION -- 0.1%
  Parker & Parsley Petroleum Co.,
    8.875%, 04/15/05 .............................      Ba2       $   2,340  $    2,327,809
  Union Pacific Resources,
    7.95%, 04/15/29(b) ...........................      Baa3          3,400       3,300,414
                                                                             --------------
                                                                                  5,628,223
                                                                             --------------
OIL & GAS SERVICES -- 1.0%
  KN Energy, Inc.,
    6.30%, 03/01/21 ..............................      Baa2         27,550      27,263,480
    6.45%, 11/30/01 ..............................      Baa2         11,950      11,740,875
    6.45%, 03/01/03 ..............................      Baa2          6,050       5,881,024
                                                                             --------------
                                                                                 44,885,379
                                                                             --------------
RAILROADS -- 0.2%
  Norfolk Southern Corp.,
    6.875%, 05/01/01 .............................      Baa1          4,000       3,989,840
    6.95%, 05/01/02 ..............................      Baa1          1,300       1,294,384
  Union Pacific Corp.,
    7.375%, 09/15/09 .............................      Baa3          1,400       1,370,054
                                                                             --------------
                                                                                  6,654,278
                                                                             --------------
REAL ESTATE INVESTMENT TRUST -- 1.8%
  Duke Realty L.P.,
    7.30%, 06/30/03 ..............................      Baa2          6,250       6,180,625
  EOP Operating, L.P.,
    6.375%, 01/15/02 .............................      Baa1          7,000       6,843,200
    6.50%, 06/15/04 ..............................      Baa1          6,000       5,698,200
    6.625%, 02/15/05 .............................      Baa          17,938      16,919,122
  ERP Operating, L.P.,
    6.63%, 04/13/15 ..............................       A3          13,400      12,557,676
    7.10%, 06/23/04 ..............................       A3           3,250       3,175,672
  First Industrial, L.P.,
    6.50%, 04/05/11 ..............................      Baa2          9,000       8,804,340
  HRPT Properties Trust,
    7.426%, 07/09/07 .............................      Baa2          1,500       1,491,300
  Simon Debartolo Group, Inc.,
    6.75%, 06/15/05(b) ...........................      Baa1         17,500      16,306,500
                                                                             --------------
                                                                                 77,976,635
                                                                             --------------
RETAIL -- 2.2%
  Dayton-Hudson Corp.,
    6.40%, 02/15/03 ..............................       A3           8,250       8,072,790
  Federated Department Stores, Inc.,
    8.125%, 10/15/02 .............................      Ba1          25,850      26,265,151
    8.50%, 06/15/03 ..............................      Ba1          22,400      23,020,256
  Kroger Co., (The),
    6.34%, 06/01/01 ..............................      Baa3         13,950      13,793,063
    7.25%, 06/01/09 ..............................      Baa3          8,200       7,872,000
    7.70%, 06/01/29 ..............................      Baa3          1,300       1,228,500
  Safeway Stores Inc.,
    6.05%, 11/15/03 ..............................      Baa2         12,000      11,436,480
  Saks, Inc.,
    8.25%, 11/15/08 ..............................      Baa3          5,000       4,864,500
                                                                             --------------
                                                                                 96,552,740
                                                                             --------------
TELECOMMUNICATIONS -- 3.6%
  360 Communication Co.,
    7.125%, 03/01/03(b) ..........................      Ba2          22,550      22,425,524
    7.60%, 04/01/09 ..............................      Ba1           7,000       7,003,780
  Airtouch Communications, Inc.,
    7.00%, 10/01/03 ..............................      Baa2          8,200       8,192,210

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B14

DECEMBER 31, 1999

LONG-TERM                                             MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT        VALUE
                                                    (UNAUDITED)     (000)        (000)
BONDS (CONTINUED)                                   ------------  ---------  --------------
TELECOMMUNICATIONS (CONT'D.)
AT&T Canada, Inc.,
    (Canada),
    7.65%, 09/15/06 ..............................      Baa3      $   3,250  $    3,233,783
  Electric Lightwave, Inc.,
    6.05%, 05/15/04 ..............................       A2           4,700       4,436,048
  Global Crossing Holdings, Ltd.,
    9.125%, 11/15/06 .............................      Ba2           3,000       2,966,250
  MCI Worldcom Inc.,
    6.125%, 04/15/12 .............................      Baa2         10,800      10,624,824
    7.55%, 04/01/04(b) ...........................      Ba1           9,535       9,646,941
  Rogers Cantel Inc.,
    9.375%, 06/01/08 .............................      Ba3           1,805       1,877,200
  Sprint Capital Corp.,
    6.125%, 11/15/08 .............................      Baa1         25,000      22,667,000
  Sprint Corp.,
    5.70%, 11/15/03 ..............................      Baa1         11,000      10,437,350
  Telecom De Puerto Rico,
    6.65%, 05/15/06 ..............................      Baa2         15,000      14,231,850
    6.80%, 05/15/09 ..............................      Baa2         12,500      11,399,125
  US West, Inc.,
    6.875%, 08/15/01 .............................      Baa1         19,000      18,920,200
  Williams Communications Group, Inc.,
    10.875%, 10/01/09 ............................       B2           2,470       2,584,238
  Worldcom Inc.,
    6.125%, 08/15/01 .............................      Baa2          8,700       8,605,953
                                                                             --------------
                                                                                159,252,276
                                                                             --------------
UTILITIES -- 2.5%
  CINergy Corp.,
    6.125%, 04/15/04 .............................      Baa2         10,000       9,431,300
  Cogentrix Energy, Inc.,
    8.75%, 10/15/08 ..............................      Ba1           5,000       4,850,000
  Commonwealth Edison Co.,
    7.375%, 01/15/04 .............................      Baa3         14,000      14,064,540
  Edison Mission Energy,
    7.73%, 06/15/09 ..............................       A3           6,900       6,872,193
  El Paso Energy Corp.,
    6.625%, 07/15/01 .............................      Baa2          8,200       8,134,974
  Hydro-Quebec,
    7.50%, 04/01/16 ..............................       A2           1,900       1,858,409
  Niagara Mohawk Power,
    7.375%, 08/01/03 .............................      Ba2          10,000      10,001,000
  Peco Energy Transition Trust,
    5.63%, 03/01/05 ..............................      Aaa          28,000      27,149,360
    5.80%, 03/01/07 ..............................      Aaa          14,500      13,703,950
  PSEG Energy Holdings, Inc.,
    10.00%, 10/01/09 .............................      Ba1           3,465       3,421,688
  Sonat, Inc.,
    7.625%, 07/15/11(b) ..........................      Baa1          9,200       9,024,740
                                                                             --------------
                                                                                108,512,154
                                                                             --------------
WASTE MANAGEMENT -- 0.4%
  Allied Waste Industries, Inc.,
    7.625%, 01/01/06 .............................      Ba2             755         679,500
  USA Waste Service,
    6.125%, 07/15/01 .............................      Baa3         18,000      17,131,500
                                                                             --------------
                                                                                 17,811,000
                                                                             --------------
FOREIGN GOVERNMENT BONDS -- 1.4%
  Junta De Andaluci, (Spain),
    7.25%, 10/01/29 ..............................      Aa3             720         686,304
  Province of Saskatchewan, (Canada),
    9.125%, 02/15/21 .............................       A2           1,800       2,074,032
  Quebec Province, (Canada),
    7.50%, 07/15/23 ..............................       A1           7,075       6,898,479
    7.50%, 09/15/29(b) ...........................       A2           3,400       3,344,240
LONG-TERM                                             MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT        VALUE
                                                    (UNAUDITED)     (000)        (000)
BONDS (CONTINUED)                                   ------------  ---------  --------------
FOREIGN GOVERNMENT BONDS (CONT'D.)
Republic Of Columbia,
    9.75%, 04/23/09(b) ...........................      Baa3      $   6,200  $    5,750,500
  Republic of Panama,
    4.25%, 07/17/14 ..............................      Ba1          12,500       9,812,500
  Republic Of Philippines,
    8.875%, 04/15/08 .............................      Ba1           7,600       7,410,000
  Republic of Poland,
    4.00%, 10/27/24 ..............................      Baa3          8,500       5,610,000
  United Mexican States,
    10.375%, 02/17/09 ............................      Ba1          18,400      19,504,000
                                                                             --------------
                                                                                 61,090,055
                                                                             --------------
U.S. GOVERNMENT & AGENCY
  OBLIGATIONS -- 6.7%
  United States Treasury Bond,
    5.25%, 02/15/29(b) ...........................                   57,660      47,677,324
    6.375%, 08/15/27(b) ..........................                   35,800      34,384,826
    6.75%, 08/15/26(b) ...........................                   31,450      31,597,501
    8.125%, 05/15/21(b) ..........................                   57,900      66,367,875
    8.125%, 08/15/21(b) ..........................                   28,800      33,029,856
  United States Treasury Notes,
    5.875%, 11/15/04(b) ..........................                    7,325       7,181,943
    6.00%, 08/15/04 ..............................                      385         378,982
    6.00%, 08/15/09(b) ...........................                   55,099      53,377,156
    6.50%, 05/15/05(b)(d) ........................                    1,120       1,120,347
    6.50%, 10/15/06(b) ...........................                   17,170      17,124,328
    7.50%, 02/15/05(d) ...........................                      185         192,949
                                                                             --------------
                                                                                292,433,087
                                                                             --------------
TOTAL LONG-TERM BONDS
  (cost $2,243,049,105)....................................................   2,163,362,567
                                                                             --------------

                                                                       VALUE
                                                       SHARES         (NOTE 2)
COMMON STOCKS -- 41.6%                              -------------  --------------
AEROSPACE -- 0.6%
  Boeing Co. .....................................        122,100       5,074,781
  GenCorp, Inc. ..................................         98,400         971,700
  General Dynamics Corp. .........................         21,800       1,149,950
  Goodrich (B.F.) Co. ............................         10,600         291,500
  Honeywell International, Inc. ..................         98,912       5,705,986
  Litton Industries, Inc.(a) .....................         77,600       3,870,300
  Lockheed Martin Corp. ..........................         50,000       1,093,750
  Northrop Grumman Corp. .........................          8,000         432,500
  Parker-Hannifin Corp. ..........................         56,825       2,915,833
  Raytheon Co. (Class "B" Stock) .................         42,900       1,139,531
  United Technologies Corp. ......................         60,200       3,913,000
                                                                   --------------
                                                                       26,558,831
                                                                   --------------
AIRLINES -- 0.4%
  AMR Corp. ......................................        176,000      11,792,000
  Delta Air Lines, Inc. ..........................         17,500         871,719
  Southwest Airlines Co. .........................         59,400         961,537
  US Airways Group, Inc.(a) ......................        122,300       3,921,244
                                                                   --------------
                                                                       17,546,500
                                                                   --------------
APPAREL -- 0.0%
  Nike, Inc. (Class "B" Stock) ...................         36,800       1,823,900
  Reebok International Ltd. ......................          8,800          72,050
                                                                   --------------
                                                                        1,895,950
                                                                   --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B15

DECEMBER 31, 1999

COMMON
                                                                       VALUE
                                                       SHARES         (NOTE 2)
STOCKS (CONTINUED)                                  -------------  --------------
AUTOS - CARS & TRUCKS -- 0.7%
  Cummins Engine Co., Inc. .......................          4,200  $      202,912
  Dana Corp. .....................................         19,700         589,769
  Delphi Automotive Systems Corp. ................        132,252       2,082,969
  Ford Motor Co. .................................        196,400      10,495,125
  General Motors Corp. ...........................        167,700      12,189,694
  Genuine Parts Co.(b) ...........................         20,400         506,175
  MascoTech, Inc. ................................         94,400       1,197,700
  Midas, Inc. ....................................         22,100         483,437
  Navistar International Corp.(a) ................          7,200         341,100
  PACCAR, Inc. ...................................          9,400         416,537
  Titan International, Inc. ......................        101,250         658,125
  TRW, Inc. ......................................         14,500         753,094
                                                                   --------------
                                                                       29,916,637
                                                                   --------------
BANKS AND SAVINGS & LOANS -- 1.6%
  AmSouth Bancorporation .........................         36,400         702,975
  Banc One Corp. .................................        148,172       4,750,765
  Bank of New York Co., Inc. .....................         92,500       3,700,000
  BankAmerica Corp. ..............................        217,061      10,893,749
  BB&T Corp. .....................................         37,800       1,034,775
  Chase Manhattan Corp. ..........................        104,800       8,141,650
  Comerica, Inc. .................................         20,000         933,750
  First Union Corp. ..............................        118,500       3,888,281
  Firstar Corp. ..................................        123,938       2,618,190
  Golden West Financial Corp. ....................         21,900         733,650
  Hanvit Bank, GDR, (South Korea) ................        238,200       1,518,525
  Huntington Bancshares, Inc. ....................         28,360         677,095
  KeyCorp ........................................         56,300       1,245,637
  Mellon Financial Corp. .........................         64,000       2,180,000
  Morgan (J.P.) & Co., Inc. ......................         22,100       2,798,412
  National City Corp. ............................         80,600       1,909,212
  Northern Trust Corp. ...........................         27,200       1,441,600
  Old Kent Financial Corp. .......................          5,000         176,875
  PNC Bank Corp. .................................         37,400       1,664,300
  Providian Financial Corp. ......................         17,950       1,634,572
  Regions Financial Corp. ........................         27,300         685,912
  Republic New York Corp. ........................         12,500         900,000
  SouthTrust Corp. ...............................         20,000         756,250
  Summit Bancorp(b) ..............................         21,300         652,312
  SunTrust Banks, Inc. ...........................         39,400       2,711,212
  Synovus Financial Corp. ........................         35,250         700,594
  U.S. Bancorp ...................................         92,000       2,190,750
  Union Planters Corp. ...........................         17,000         670,437
  Wachovia Corp. .................................         25,700       1,747,600
  Wells Fargo & Co. ..............................        209,400       8,467,612
                                                                   --------------
                                                                       72,126,692
                                                                   --------------
BUSINESS SERVICES -- 0.1%
  Equifax, Inc. ..................................         16,700         393,494
  Lexmark International Group, Inc. ..............         12,833       1,161,386
  Molex, Inc. ....................................         14,000         793,625
  Omnicom Group, Inc.(b) .........................         21,400       2,140,000
                                                                   --------------
                                                                        4,488,505
                                                                   --------------
COMMON
                                                                       VALUE
                                                       SHARES         (NOTE 2)
STOCKS (CONTINUED)                                  -------------  --------------
CHEMICALS -- 0.7%
  Air Products & Chemicals, Inc. .................         28,800  $      966,600
  Dow Chemical Co. ...............................         27,600       3,688,050
  Du Pont (E.I.) de Nemours & Co. ................        132,420       8,723,167
  Eastman Chemical Co. ...........................          9,300         443,494
  Engelhard Corp. ................................         18,000         339,750
  Ferro Corp. ....................................        134,900       2,967,800
  FMC Corp.(a) ...................................          3,400         194,862
  Grace (W.R.) & Co. .............................          8,600         119,325
  Great Lakes Chemical Corp. .....................          6,400         244,400
  Hercules, Inc. .................................         12,500         348,437
  Lyondell Chemical Co. ..........................         81,700       1,041,675
  Millennium Chemicals, Inc. .....................        146,527       2,893,908
  Monsanto Co. ...................................         80,300       2,860,687
  OM Group, Inc. .................................         63,300       2,179,894
  Omnova Solutions, Inc. .........................         98,400         762,600
  Praxair, Inc. ..................................         18,700         940,844
  Rohm & Haas Co. ................................         27,311       1,111,216
  Sigma-Aldrich Corp. ............................         12,700         381,794
  Union Carbide Corp. ............................         16,700       1,114,725
                                                                   --------------
                                                                       31,323,228
                                                                   --------------
COMMERCIAL SERVICES -- 0.1%
  Cendant Corp.(a) ...............................         96,500       2,563,281
  Deluxe Corp. ...................................          8,600         235,962
  Quintiles Transnational Corp. ..................          6,000         112,125
                                                                   --------------
                                                                        2,911,368
                                                                   --------------
COMPUTER SERVICES -- 5.0%
  3Com Corp.(a) ..................................         44,700       2,100,900
  Adaptec, Inc.(a) ...............................          6,000         299,250
  Adobe Systems, Inc. ............................         14,600         981,850
  America Online, Inc.(a) ........................        275,800      20,805,662
  Analog Devices, Inc. ...........................         18,000       1,674,000
  Autodesk, Inc. .................................          7,300         246,375
  Automatic Data Processing, Inc. ................         77,700       4,186,087
  BMC Software, Inc.(a) ..........................         29,000       2,318,187
  Cabletron Systems, Inc.(a) .....................         20,800         540,800
  Ceridian Corp.(a) ..............................         17,300         373,031
  Cisco Systems, Inc.(a) .........................        405,100      43,396,337
  Citrix Systems, Inc. ...........................          8,800       1,082,400
  Computer Associates International, Inc. ........         68,700       4,804,706
  Computer Sciences Corp.(a) .....................         20,000       1,892,500
  Compuware Corp.(a) .............................         44,900       1,672,525
  Comverse Technology, Inc.(a) ...................          7,300       1,056,675
  Electronic Data Systems Corp. ..................         61,400       4,109,962
  EMC Corp.(a)(b) ................................        125,975      13,762,769
  First Data Corp. ...............................         54,200       2,672,737
  Microsoft Corp.(a) .............................        635,100      74,147,925
  Novell, Inc.(a) ................................         41,900       1,673,381
  Oracle Corp.(a)(b) .............................        178,900      20,047,981
  Parametric Technology Corp.(a) .................         35,200         952,600
  Peoplesoft, Inc. ...............................         30,000         641,250
  Silicon Graphics, Inc.(a) ......................         20,600         202,137
  Unisys Corp. ...................................         32,100       1,025,194
  Yahoo!, Inc. ...................................         30,600      13,240,237
                                                                   --------------
                                                                      219,907,458
                                                                   --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B16

DECEMBER 31, 1999

COMMON
                                                                       VALUE
                                                       SHARES         (NOTE 2)
STOCKS (CONTINUED)                                  -------------  --------------
COMPUTERS -- 1.9%
  Apple Computer, Inc.(a)(b) .....................         17,800  $    1,830,062
  Compaq Computer Corp. ..........................        215,789       5,839,790
  Dell Computer Corp.(a)(b) ......................        318,500      16,243,500
  Gateway, Inc. ..................................         38,400       2,767,200
  Hewlett-Packard Co. ............................        127,500      14,527,031
  International Business Machines Corp. ..........        224,800      24,278,400
  Networking Appliance, Inc.(a) ..................         14,700       1,221,019
  Seagate Technology, Inc.(a) ....................         29,700       1,382,906
  Sun Microsystems, Inc.(a) ......................        192,400      14,898,975
                                                                   --------------
                                                                       82,988,883
                                                                   --------------
CONSTRUCTION -- 0.1%
  Centex Corp. ...................................          6,700         165,406
  Fluor Corp. ....................................          9,400         431,225
  Foster Wheeler Corp. ...........................          6,400          56,800
  Pulte Corp. ....................................          6,600         148,500
  Standard Pacific Corp. .........................        154,000       1,694,000
  Webb (Del E.) Corp. ............................        140,300       3,498,731
  Vulcan Materials Co. ...........................          9,000         359,438
                                                                   --------------
                                                                        6,354,100
                                                                   --------------
CONTAINERS -- 0.1%
  Ball Corp. .....................................          4,700         185,062
  Bemis Co., Inc. ................................          5,700         198,787
  Crown Cork & Seal Co., Inc. ....................         15,100         337,862
  Owens-Illinois, Inc.(a) ........................         76,600       1,919,787
  Pactiv Corp.(a) ................................         22,000         233,750
  Sealed Air Corp. ...............................         10,100         523,306
                                                                   --------------
                                                                        3,398,554
                                                                   --------------
COSMETICS & SOAPS -- 0.7%
  Alberto Culver Co. (Class "B" Stock) ...........          5,900         152,294
  Avon Products, Inc. ............................         29,600         976,800
  Colgate-Palmolive Co. ..........................         74,000       4,810,000
  Gillette Co. ...................................        139,700       5,753,894
  International Flavors & Fragrances, Inc. .......         11,400         430,350
  Procter & Gamble Co. ...........................        164,900      18,066,856
                                                                   --------------
                                                                       30,190,194
                                                                   --------------
DIVERSIFIED CONSUMER PRODUCTS -- 0.3%
  Eastman Kodak Co. ..............................         76,700       5,081,375
  Philip Morris Co., Inc. ........................        408,700       9,476,731
                                                                   --------------
                                                                       14,558,106
                                                                   --------------
DIVERSIFIED OFFICE EQUIPMENT -- 0.1%
  Avery Dennison Corp. ...........................         14,700       1,071,262
  Pitney Bowes, Inc. .............................         35,600       1,719,925
  Xerox Corp. ....................................         83,700       1,898,944
                                                                   --------------
                                                                        4,690,131
                                                                   --------------
COMMON
                                                                       VALUE
                                                       SHARES         (NOTE 2)
STOCKS (CONTINUED)                                  -------------  --------------
DIVERSIFIED OPERATIONS -- 1.5%
  Fortune Brands, Inc. ...........................         22,300  $      737,294
  General Electric Capital Corp. .................        407,200      63,014,200
  Tomkins PLC, ADR ...............................        131,600       1,932,875
                                                                   --------------
                                                                       65,684,369
                                                                   --------------
DRUGS AND MEDICAL SUPPLIES -- 3.0%
  Abbott Laboratories ............................        192,200       6,979,262
  Allergan, Inc. .................................         17,000         845,750
  ALZA Corp.(a) ..................................         11,500         398,187
  American Home Products Corp. ...................        162,300       6,400,706
  Amgen, Inc.(a) .................................        127,300       7,645,956
  Bard (C.R.), Inc. ..............................          5,700         302,100
  Bausch & Lomb, Inc. ............................          6,100         417,469
  Baxter International, Inc. .....................         35,700       2,242,406
  Becton, Dickinson & Co. ........................         30,400         813,200
  Biomet, Inc. ...................................         13,700         548,000
  Boston Scientific Corp.(a) .....................         49,100       1,074,062
  Bristol-Myers Squibb Co. .......................        247,900      15,912,081
  Cardinal Health, Inc.(b) .......................         35,200       1,685,200
  Guidant Corp. ..................................         37,900       1,781,300
  Johnson & Johnson ..............................        167,800      15,626,375
  Lilly (Eli) & Co. ..............................        136,700       9,090,550
  Mallinckrodt, Inc. .............................          8,600         273,587
  Medtronic, Inc. ................................        146,600       5,341,737
  Merck & Co., Inc. ..............................        291,500      19,548,719
  Pfizer, Inc. ...................................        484,600      15,719,212
  Pharmacia & Upjohn, Inc. .......................         64,200       2,889,000
  Schering-Plough Corp.(b) .......................        182,600       7,703,437
  St. Jude Medical, Inc.(a) ......................          9,400         288,462
  Warner-Lambert Co. .............................        106,900       8,759,119
  Watson Pharmaceuticals, Inc.(a) ................         11,000         393,937
                                                                   --------------
                                                                      132,679,814
                                                                   --------------
ELECTRONICS -- 1.5%
  Advanced Micro Devices, Inc.(a) ................         16,400         474,575
  Applied Materials, Inc.(a) .....................         46,600       5,903,637
  Belden, Inc. ...................................         67,100       1,409,100
  Emerson Electric Co. ...........................         54,700       3,138,412
  Grainger (W.W.), Inc. ..........................         12,300         588,094
  Intel Corp.(b) .................................        411,100      33,838,669
  KLA-Tencor Corp.(a) ............................         10,300       1,147,162
  LSI Logic Corp.(a) .............................         17,000       1,147,500
  Micron Technology, Inc. ........................         31,100       2,418,025
  National Semiconductor Corp.(a) ................         19,100         817,719
  Rockwell International Corp. ...................         23,500       1,125,062
  Solectron Corp. ................................         33,200       3,158,150
  Tektronix, Inc. ................................          5,900         229,362
  Teradyne, Inc. .................................         16,000       1,056,000
  Texas Instruments, Inc. ........................         99,600       9,648,750
  Thomas & Betts Corp. ...........................          6,500         207,187
  Xilinx Inc.(a) .................................         34,000       1,545,937
                                                                   --------------
                                                                       67,853,341
                                                                   --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B17

DECEMBER 31, 1999

COMMON
                                                                       VALUE
                                                       SHARES         (NOTE 2)
STOCKS (CONTINUED)                                  -------------  --------------
FINANCIAL SERVICES -- 2.8%
  American Express Co. ...........................         56,000  $    9,310,000
  Associates First Capital Corp. .................         91,444       2,508,995
  Bear Stearns Companies, Inc. ...................         14,516         620,559
  Block (H.R.), Inc. .............................         11,400         498,750
  Capital One Financial Corp. ....................         25,200       1,214,325
  Citigroup, Inc. ................................        495,750      27,545,109
  Countrywide Credit Industries, Inc. ............         14,600         368,650
  Dun & Bradstreet Corp. .........................         19,800         584,100
  Federal Home Loan Mortgage Corp. ...............         86,500       4,070,906
  Federal National Mortgage Assoc. ...............        127,100       7,935,806
  Fifth Third Bancorp ............................         33,700       2,472,738
  Fleet Boston Financial Corp. ...................        115,522       4,021,610
  Franklin Resource, Inc. ........................         32,900       1,054,856
  Goldman Sachs Group, Inc.(a) ...................         13,200       1,243,275
  Household International, Inc. ..................         59,852       2,229,487
  Lehman Brothers Holdings, Inc. .................        185,900      15,743,406
  MBNA Corp. .....................................         98,450       2,682,763
  Merrill Lynch & Co., Inc. ......................        103,900       8,675,650
  Morgan Stanley Dean Witter & Co. ...............        124,590      17,785,223
  PaineWebber Group, Inc. ........................         15,300         593,831
  Paychex, Inc. ..................................         31,300       1,252,000
  Price (T. Rowe) Associates, Inc. ...............          8,000         295,500
  Schwab (Charles) Corp.(a) ......................        102,500       3,933,438
  SLM Holding Corp. ..............................         21,400         904,150
  State Street Corp. .............................         20,200       1,475,863
  Washington Mutual, Inc. ........................         74,278       1,931,228
                                                                   --------------
                                                                      120,952,218
                                                                   --------------
FOOD & BEVERAGE -- 1.4%
  Anheuser-Busch Companies, Inc.(b) ..............         59,500       4,217,063
  Archer-Daniels-Midland Co. .....................         79,038         963,276
  Bestfoods ......................................         34,300       1,802,894
  Brown-Forman Corp. (Class "B" Stock) ...........          8,700         498,075
  Campbell Soup Co. ..............................         52,700       2,038,831
  Coca Cola Enterprises, Inc.(b) .................         53,800       1,082,725
  Coca-Cola Co. ..................................        308,200      17,952,650
  ConAgra, Inc. ..................................         61,300       1,383,081
  Coors (Adolph) Co. (Class "B" Stock)............          4,000         210,000
  General Mills, Inc. ............................         36,900       1,319,175
  Heinz (H.J.) & Co. .............................         44,400       1,767,675
  Hershey Foods Corp. ............................         16,600         788,500
  Kellogg Co. ....................................         48,900       1,506,731
  Nabisco Group Holdings Corp. ...................        319,400       3,393,625
  PepsiCo, Inc. ..................................        185,500       6,538,875
  Quaker Oats Co. ................................         16,100       1,056,563
  Ralston-Ralston Purina Group(b) ................         40,000       1,115,000
  Sara Lee Corp. .................................        114,400       2,523,950
  Seagram Co., Ltd. ..............................         52,800       2,372,700
  Sysco Corp. ....................................         41,900       1,657,669
  Unilever NV ....................................         71,018       3,866,035
  Whitman Corp. ..................................        132,800       1,784,500
  Wrigley (William) Jr. Co. ......................         15,000       1,244,063
                                                                   --------------
                                                                       61,083,656
                                                                   --------------
COMMON
                                                                       VALUE
                                                       SHARES         (NOTE 2)
STOCKS (CONTINUED)                                  -------------  --------------
FOREST PRODUCTS -- 0.8%
  Boise Cascade Corp. ............................        149,900  $    6,070,950
  Champion International Corp. ...................        106,400       6,590,150
  Fort James Corp. ...............................         28,200         771,975
  Georgia-Pacific Corp. ..........................         97,800       4,963,350
  International Paper Co. ........................         52,221       2,947,223
  Louisiana-Pacific Corp. ........................        184,400       2,627,700
  Mead Corp. .....................................        107,900       4,686,906
  Potlatch Corp. .................................          3,500         156,187
  Temple-Inland, Inc. ............................          6,600         435,187
  Westvaco Corp. .................................         13,000         424,125
  Weyerhaeuser Co. ...............................         24,900       1,788,131
  Willamette Industries, Inc. ....................         82,700       3,840,381
                                                                   --------------
                                                                       35,302,265
                                                                   --------------
GAS PIPELINES -- 0.1%
  Columbia Energy Group ..........................         10,300         651,475
  Consolidated Natural Gas Co. ...................         12,500         811,719
  El Paso Energy Corp. ...........................         19,100         741,319
  Peoples Energy Corp. ...........................          5,500         184,250
  Sempra Energy ..................................         29,299         509,070
  Williams Companies, Inc. .......................         54,400       1,662,600
                                                                   --------------
                                                                        4,560,433
                                                                   --------------
HOSPITALS/ HOSPITAL MANAGEMENT -- 0.5%
  Columbia/HCA Healthcare Corp. ..................        283,900       8,321,819
  Healthsouth Corp.(a) ...........................         51,600         277,350
  Humana, Inc.(a) ................................        266,200       2,179,512
  IMS Health, Inc. ...............................         39,400       1,071,187
  LifePoint Hospitals, Inc.(a) ...................         10,552         124,645
  Manor Care, Inc. ...............................         13,000         208,000
  McKesson HBOC Inc. .............................         32,430         731,702
  Service Corp. International ....................         33,800         234,487
  Shared Medical Systems Corp. ...................          2,300         117,156
  Smith (A.O.) Corp. .............................        105,450       2,306,719
  Tenet Healthcare Corp.(a) ......................        279,700       6,572,950
  Triad Hospitals, Inc.(a) .......................         10,552         159,599
  Wellpoint Health Networks Inc. .................          6,000         395,625
                                                                   --------------
                                                                       22,700,751
                                                                   --------------
HOUSEHOLD PRODUCTS & PERSONAL CARE -- 0.2%
  Clorox Co.(b) ..................................         27,800       1,400,425
  Kimberly-Clark Corp. ...........................         68,200       4,450,050
  Leggett & Platt, Inc. ..........................        125,700       2,694,694
                                                                   --------------
                                                                        8,545,169
                                                                   --------------
HOUSING RELATED -- 0.5%
  Armstrong World Industries, Inc. ...............          4,100         136,838
  Fleetwood Enterprises, Inc. ....................          3,400          70,125
  Hanson, PLC, ADR, (United Kingdom) .............        309,562      12,517,913
  Kaufman & Broad Home Corp. .....................          6,100         147,544
  Lowe's Companies, Inc. .........................         46,500       2,778,375
  Masco Corp. ....................................         46,900       1,190,088
  Maytag Corp. ...................................         11,000         528,000
  Newell Rubbermaid Inc.(b) ......................         36,814       1,067,606
  Owens Corning(b) ...............................        106,900       2,064,506
  Stanley Works ..................................         11,000         331,375
  Tupperware Corp. ...............................          9,600         162,600
  Whirlpool Corp. ................................          9,500         618,094
                                                                   --------------
                                                                       21,613,064
                                                                   --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B18

DECEMBER 31, 1999

COMMON
                                                                       VALUE
                                                       SHARES         (NOTE 2)
STOCKS (CONTINUED)                                  -------------  --------------
INSTRUMENT-CONTROLS -- 0.1%
  Johnson Controls, Inc. .........................         10,900  $      619,937
  PerkinElmer, Inc. ..............................          7,100         295,981
  PE Corp-PE Biosystems Group. ...................         12,200       1,467,812
                                                                   --------------
                                                                        2,383,730
                                                                   --------------
INSURANCE -- 1.5%
  Aetna, Inc. ....................................         18,200       1,015,787
  Allstate Corp. .................................         99,700       2,392,800
  American General Corp. .........................         30,700       2,329,362
  American International Group, Inc. .............        193,553      20,927,918
  Aon Corp.(b) ...................................         32,500       1,300,000
  Berkley (W.R.) Corp. ...........................         42,400         885,100
  Chubb Corp. ....................................         74,500       4,195,281
  CIGNA Corp. ....................................         25,000       2,014,062
  Cincinnati Financial Corp. .....................         19,100         595,681
  Conseco, Inc. ..................................         38,621         690,350
  Financial Security Assurance Holdings Ltd. .....         34,000       1,772,250
  Hartford Financial Services Group, Inc. ........         27,500       1,302,812
  Jefferson-Pilot Corp. ..........................         13,100         894,075
  Lincoln National Corp. .........................         25,800       1,032,000
  Loews Corp. ....................................         42,400       2,573,150
  Marsh & McLennan Companies, Inc. ...............         33,100       3,167,256
  MBIA, Inc. .....................................         13,000         686,563
  MGIC Investment Corp.(b) .......................         13,900         836,606
  Progressive Corp. ..............................          9,400         687,375
  Reinsurance Group of America, Inc. .............        173,325       4,809,769
  SAFECO Corp. ...................................        100,600       2,502,425
  St. Paul Companies, Inc. .......................         28,600         963,463
  Torchmark Corp. ................................        118,400       3,441,000
  Trenwick Group, Inc. ...........................         64,850       1,098,397
  United Healthcare Corp. ........................         22,000       1,168,750
  UnumProvident Corp.(b) .........................         29,110         933,339
                                                                   --------------
                                                                       64,215,571
                                                                   --------------
LEISURE -- 0.3%
  Brunswick Corp. ................................          9,000         200,250
  Carnival Corp. (Class "A" Stock) ...............         80,500       3,848,906
  Disney (Walt) Co. ..............................        260,300       7,613,775
  Harrah's Entertainment, Inc.(a) ................         15,800         417,713
  Hilton Hotels Corp. ............................         30,300         291,638
  Marriott International, Inc. (Class "A"
    Stock) .......................................         28,900         912,156
  Mirage Resorts, Inc.(a) ........................         23,600         361,375
                                                                   --------------
                                                                       13,645,813
                                                                   --------------
MACHINERY -- 0.3%
  Briggs & Stratton Corp. ........................          2,200         117,975
  Caterpillar, Inc. ..............................         44,300       2,084,869
  Commercial Intertech Corp. .....................         28,300         360,825
  Cooper Industries, Inc. ........................         12,800         517,600
  Deere & Co. ....................................         28,000       1,214,500
  Dover Corp. ....................................         25,700       1,166,138
  Eaton Corp. ....................................          8,200         595,525
  Flowserve Corp. ................................         39,486         671,262
  Ingersoll-Rand Co. .............................         21,400       1,178,338
  Milacron, Inc. .................................          6,300          96,863
  Paxar Corp. ....................................        229,925       1,939,992
  Snap-On, Inc. ..................................          9,500         252,344
  Timken Co. .....................................          9,900         202,331
                                                                   --------------
                                                                       10,398,562
                                                                   --------------
COMMON
                                                                       VALUE
                                                       SHARES         (NOTE 2)
STOCKS (CONTINUED)                                  -------------  --------------
MANUFACTURING -- 0.3%
  Hussmann International, Inc. ...................        122,100  $    1,839,131
  Illinois Tool Works, Inc.(b) ...................         32,000       2,162,000
  Tyco International Ltd. ........................        210,022       8,164,605
                                                                   --------------
                                                                       12,165,736
                                                                   --------------
MEDIA -- 1.5%
  CBS Corp.(a) ...................................        161,547      10,328,911
  Central Newspapers, Inc.(Class "A" Stock) ......        100,000       3,937,500
  Clear Channel Communications, Inc.(a)(b) .......         40,900       3,650,325
  Comcast Corp. (Special Class "A" Stock)(b) .....         93,800       4,713,450
  Donnelley (R.R.) & Sons Co. ....................         15,700         389,556
  Dow Jones & Co., Inc. ..........................         10,600         720,800
  Gannett Co., Inc. ..............................         34,400       2,805,750
  Houghton Mifflin Co. ...........................         58,700       2,476,406
  Interpublic Group of Companies, Inc. ...........         35,600       2,053,675
  Knight-Ridder, Inc.(b) .........................         67,800       4,034,100
  Lee Enterprises, Inc. ..........................         50,900       1,625,619
  McGraw-Hill, Inc. ..............................         23,700       1,460,513
  Mediaone Group, Inc.(b) ........................         77,700       5,968,331
  Meredith Corp. .................................          5,500         229,281
  New York Times Co. (Class "A" Stock)(b) ........         22,900       1,124,963
  Time Warner, Inc. ..............................        157,800      11,430,638
  Times Mirror Co. (Class "A" Stock) .............          8,900         596,300
  Tribune Co. ....................................         30,000       1,651,875
  Viacom, Inc. (Class "B" Stock)(a) ..............         87,600       5,294,325
                                                                   --------------
                                                                       64,492,318
                                                                   --------------
METALS-FERROUS -- 0.2%
  AK Steel Holding Corp. .........................        146,900       2,772,738
  Allegheny Technologies, Inc. ...................         12,200         273,738
  Bethlehem Steel Corp.(a) .......................        241,500       2,022,563
  Material Sciences Corp.(a) .....................         96,900         987,169
  National Steel Corp. (Class "B" Stock)(a) ......         36,000         267,750
  Nucor Corp. ....................................         10,500         575,531
  USX-U.S. Steel Group, Inc. .....................         94,100       3,105,300
  Worthington Industries, Inc. ...................          9,200         152,375
                                                                   --------------
                                                                       10,157,164
                                                                   --------------
METALS-NON FERROUS -- 0.7%
  Alcan Aluminum Ltd.(b) .........................         26,700       1,099,706
  Alcoa, Inc. ....................................        326,300      27,082,900
  Inco Ltd. ......................................         26,200         615,700
  Reynolds Metals Co. ............................          8,200         628,325
                                                                   --------------
                                                                       29,426,631
                                                                   --------------
MINERAL RESOURCES -- 0.0%
  Burlington Resources, Inc.(b) ..................         23,300         770,356
  Homestake Mining Co. ...........................         33,100         258,594
  Phelps Dodge Corp. .............................          8,393         563,380
                                                                   --------------
                                                                        1,592,330
                                                                   --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B19

DECEMBER 31, 1999

COMMON
                                                                       VALUE
                                                       SHARES         (NOTE 2)
STOCKS (CONTINUED)                                  -------------  --------------
MISCELLANEOUS - BASIC INDUSTRY -- 0.4%
  AES Corp. ......................................         24,000  $    1,794,000
  Crane Co. ......................................         10,800         214,650
  Danaher Corp. ..................................         17,400         839,550
  Donaldson Co., Inc. ............................        109,200       2,627,625
  Ecolab, Inc. ...................................         16,700         653,388
  IDEX Corp.(b) ..................................         60,100       1,825,538
  ITT Industries, Inc. ...........................         10,700         357,781
  Mark IV Industries, Inc. .......................         86,542       1,530,712
  Millipore Corp. ................................          6,800         262,650
  NACCO Industries, Inc. (Class "A" Stock) .......          1,300          72,231
  Pall Corp. .....................................         13,800         297,563
  PPG Industries, Inc. ...........................         21,100       1,320,069
  Textron, Inc. ..................................         19,300       1,480,069
  Thermo Electron Corp.(a) .......................         20,900         313,500
  Trinity Industries, Inc. .......................         52,200       1,484,438
  Wolverine Tube, Inc.(a) ........................         37,000         522,625
  York International Corp. .......................         59,100       1,621,556
                                                                   --------------
                                                                       17,217,945
                                                                   --------------
MISCELLANEOUS - CONSUMER GROWTH/STABLE -- 0.2%
  American Greetings Corp. (Class "A" Stock) .....          8,200         193,725
  Black & Decker Corp. ...........................         10,400         543,400
  Corning, Inc. ..................................         30,200       3,893,913
  Jostens, Inc. ..................................          6,100         148,306
  Minnesota Mining & Manufacturing Co. ...........         50,000       4,893,750
  Polaroid Corp. .................................          7,000         131,688
                                                                   --------------
                                                                        9,804,782
                                                                   --------------
OIL & GAS -- 1.9%
  Amerada Hess Corp. .............................         11,100         629,925
  Anadarko Petroleum Corp. .......................         15,100         515,288
  Ashland, Inc. ..................................          9,400         309,613
  Atlantic Richfield Co. .........................         41,300       3,572,450
  Basin Exploration, Inc.(a) .....................         17,400         306,675
  Cabot Oil & Gas Corp. (Class "A" Stock) ........         88,600       1,423,138
  Chevron Corp. ..................................         82,800       7,172,550
  Coastal Corp. ..................................         26,100         924,919
  Eastern Enterprises ............................          3,200         183,800
  Exxon Mobil Corp. ..............................        430,270      34,663,627
  Kerr-McGee Corp. ...............................         10,525         652,550
  Murphy Oil Corp. ...............................         27,600       1,583,550
  NICOR, Inc. ....................................          4,900         159,250
  Noble Affiliates, Inc. .........................         50,900       1,091,169
  Ocean Energy Inc ...............................         63,700         493,675
  Phillips Petroleum Co. .........................         32,600       1,532,200
  Pioneer Natural Resources Co. ..................        435,944       3,896,250
  Royal Dutch Petroleum Co. ......................        267,500      16,167,031
  Sunoco, Inc. ...................................         10,100         237,350
  Texaco, Inc. ...................................         68,000       3,693,250
  Unocal Corp. ...................................         30,900       1,037,081
  USX-Marathon Group .............................         36,900         910,969
  Western Gas Resources, Inc. ....................        103,000       1,358,313
                                                                   --------------
                                                                       82,514,623
                                                                   --------------
COMMON
                                                                       VALUE
                                                       SHARES         (NOTE 2)
STOCKS (CONTINUED)                                  -------------  --------------
OIL & GAS EXPLORATION/PRODUCTION -- 0.1%
  Baker Hughes, Inc. .............................         40,150  $      845,659
  Conoco, Inc (Class "B") ........................         68,394       1,701,301
  EOG Resources, Inc. ............................         48,400         850,025
  Occidental Petroleum Corp. .....................         41,300         893,113
  Transocean Sedco Forex, Inc. ...................         13,397         451,315
  Union Pacific Resources Group, Inc. ............         29,700         378,675
                                                                   --------------
                                                                        5,120,088
                                                                   --------------
OIL & GAS SERVICES -- 0.5%
  Apache Corp. ...................................         15,000         554,063
  Enron Corp. ....................................         89,000       3,949,375
  Halliburton Co. ................................         55,500       2,233,875
  Helmerich & Payne, Inc. ........................          7,900         172,319
  McDermott International, Inc. ..................        401,600       3,639,500
  ONEOK, Inc. ....................................          4,900         123,113
  Rowan Companies, Inc.(a) .......................          9,600         208,200
  Schlumberger Ltd.(b) ...........................         69,200       3,892,500
  Tosco Corp. ....................................          9,000         244,688
  Total SA (Class "B" Stock), (France) ...........         79,933       5,535,360
                                                                   --------------
                                                                       20,552,993
                                                                   --------------
PRECIOUS METALS -- 0.1%
  Apex Silver Mines Ltd. .........................         82,200         981,263
  Barrick Gold Corp. .............................         50,600         894,988
  Freeport-McMoRan Copper & Gold, Inc. (Class "B"
    Stock) .......................................         21,300         449,963
  Newmont Mining Corp. ...........................         24,500         600,250
  Placer Dome, Inc. ..............................         32,700         351,525
  Stillwater Mining Co.(a) .......................         75,000       2,390,625
                                                                   --------------
                                                                        5,668,614
                                                                   --------------
RAILROADS -- 0.1%
  Burlington Northern Santa Fe Corp. .............         60,700       1,471,975
  CSX Corp. ......................................         27,600         865,950
  Kansas City Southern Industries, Inc. ..........         13,300         992,513
  Norfolk Southern Corp. .........................         46,800         959,400
  Union Pacific Corp. ............................         30,800       1,343,650
                                                                   --------------
                                                                        5,633,488
                                                                   --------------
REAL ESTATE INVESTMENT TRUST -- 0.3%
  Crescent Real Estate Equities Co. ..............        336,700       6,186,863
  Equity Residential Properties Trust ............         37,700       1,609,319
  Vornado Realty Trust ...........................        185,200       6,019,000
                                                                   --------------
                                                                       13,815,182
                                                                   --------------
RESTAURANTS -- 0.2%
  Darden Restaurants, Inc. .......................         18,200         329,875
  McDonald's Corp. ...............................        171,500       6,913,594
  Tricon Global Restaurants, Inc.(a) .............         19,000         733,875
  Wendy's International, Inc. ....................         15,500         319,688
                                                                   --------------
                                                                        8,297,032
                                                                   --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B20

DECEMBER 31, 1999

COMMON
                                                                       VALUE
                                                       SHARES         (NOTE 2)
STOCKS (CONTINUED)                                  -------------  --------------
RETAIL -- 2.8%
  Albertson's, Inc. ..............................         54,566  $    1,759,754
  AutoZone, Inc.(a) ..............................         19,800         639,788
  Bed Bath & Beyond, Inc. ........................          8,000         278,000
  Best Buy Co., Inc.(a) ..........................         22,000       1,104,125
  Charming Shoppes, Inc.(a) ......................        811,300       5,374,863
  Circuit City Stores, Inc. ......................         25,800       1,162,613
  Consolidated Stores Corp. ......................         12,400         201,500
  Costco Wholesale Corp.(b) ......................         28,200       2,573,250
  CVS Corp. ......................................         48,400       1,932,975
  Dayton-Hudson Corp. ............................         55,200       4,053,750
  Dillard's, Inc. ................................         43,700         882,194
  Dollar General Corporation .....................         28,125         639,844
  Federated Department Stores, Inc.(a) ...........         26,400       1,334,850
  Great Atlantic & Pacific Tea Co., Inc. .........          6,000         167,250
  Harcourt General, Inc. .........................          8,000         322,000
  Home Depot, Inc. ...............................        280,350      19,221,497
  Huttig Building Products, Inc. .................          2,400          11,849
  IKON Office Solutions, Inc. ....................         17,100         116,494
  J.C. Penney Co., Inc. ..........................         33,100         659,931
  Kmart Corp.(a) .................................        638,100       6,420,881
  Kohl's Corp.(a) ................................         20,300       1,465,406
  Kroger Co.(a) ..................................        107,946       2,037,481
  Liz Claiborne, Inc. ............................         10,500         395,063
  Longs Drug Stores, Inc. ........................          6,100         157,456
  May Department Stores Co. ......................         41,900       1,351,275
  Nordstrom, Inc. ................................         17,500         458,281
  Office Depot, Inc. .............................         34,500         377,344
  Pep Boys - Manny, Moe & Jack ...................          6,927          63,209
  Rite Aid Corp. .................................         31,400         351,288
  Safeway, Inc.(a) ...............................         62,900       2,236,881
  Sears, Roebuck & Co. ...........................         48,900       1,488,394
  Sherwin-Williams Co. ...........................         21,800         457,800
  Staples, Inc.(a) ...............................         59,500       1,234,625
  Supervalu, Inc. ................................         13,000         260,000
  Tandy Corp. ....................................         25,400       1,249,363
  The Gap, Inc. ..................................        109,300       5,027,800
  The Limited, Inc. ..............................        198,053       8,578,171
  TJX Companies, Inc. ............................         40,600         829,763
  Toys 'R' Us, Inc.(a) ...........................        146,500       2,096,781
  Wal-Mart Stores, Inc.(b) .......................        553,100      38,233,038
  Walgreen Co. ...................................        124,200       3,632,850
  Winn-Dixie Stores, Inc. ........................         17,500         418,906
                                                                   --------------
                                                                      121,258,583
                                                                   --------------
RUBBER -- 0.0%
  Cooper Tire & Rubber Co. .......................          9,300         144,731
  Goodyear Tire & Rubber Co. .....................         59,400       1,674,338
                                                                   --------------
                                                                        1,819,069
                                                                   --------------
COMMON
                                                                       VALUE
                                                       SHARES         (NOTE 2)
STOCKS (CONTINUED)                                  -------------  --------------
TELECOMMUNICATIONS -- 4.7%
  ADC Telecommunications, Inc.(a) ................         14,000  $    1,015,875
  AFLAC Inc. .....................................         30,000       1,415,625
  Alcatel Alsthom, ADR, (France)(b) ..............        124,900       5,620,500
  Alltel Corp. ...................................         35,800       2,960,213
  Andrew Corp.(a) ................................          9,900         187,481
  AT&T Corp.(b) ..................................        397,748      20,185,711
  Bell Atlantic Corp. ............................        194,900      11,998,531
  BellSouth Corp. ................................        235,600      11,029,025
  CenturyTel, Inc. ...............................         15,400         729,575
  General Instrument Corp. .......................         21,000       1,785,000
  Global Crossing Ltd.(a) ........................         88,690       4,434,500
  GTE Corp. ......................................        122,800       8,665,075
  Lucent Technologies, Inc. ......................        383,755      28,709,671
  MCI Worldcom, Inc. .............................        350,421      18,594,214
  Motorola, Inc. .................................         77,100      11,352,975
  Nextel Communications, Inc. (Class "A"
    Stock)(a)(b) .................................         42,300       4,362,188
  Nortel Networks Corp.(b) .......................        164,980      16,662,980
  QUALCOMM, Inc.(b) ..............................         79,600      14,029,500
  SBC Communications, Inc. .......................        426,308      20,782,515
  Scientific-Atlanta, Inc. .......................          8,400         467,250
  Sprint Corp.(b) ................................        108,600       7,310,138
  Sprint Corp. (PCS Group) .......................         55,450       5,683,625
  Tellabs, Inc.(a) ...............................         49,100       3,151,606
  US West, Inc. ..................................         63,660       4,583,520
                                                                   --------------
                                                                      205,717,293
                                                                   --------------
TEXTILES -- 0.0%
  National Service Industries, Inc. ..............          4,000         118,000
  Russell Corp. ..................................          5,700          95,475
  Springs Industries, Inc. .......................          3,200         127,800
  VF Corp. .......................................         15,600         468,000
                                                                   --------------
                                                                          809,275
                                                                   --------------
TOBACCO -- 0.1%
  R.J. Reynolds Tobacco Holdings, Inc. ...........         94,066       1,657,913
  UST, Inc. ......................................         22,700         571,756
                                                                   --------------
                                                                        2,229,669
                                                                   --------------
TOYS -- 0.0%
  Hasbro, Inc. ...................................         25,500         486,094
  Mattel, Inc. ...................................         47,151         618,857
                                                                   --------------
                                                                        1,104,951
                                                                   --------------
TRUCKING/SHIPPING -- 0.1%
  Federal Express Corp.(a) .......................         36,400       1,490,125
  Ryder System, Inc. .............................          9,000         219,938
  Yellow Corp.(a) ................................         43,600         733,025
                                                                   --------------
                                                                        2,443,088
                                                                   --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B21

DECEMBER 31, 1999

                                                                       VALUE
COMMON STOCKS                                                         (NOTE 2)
(CONTINUED)                                         -------------  --------------
UTILITIES - ELECTRICAL & GAS -- 0.5%
  Ameren Corp.(b) ................................         17,700  $      579,675
  American Electric Power Co., Inc.(b) ...........         23,500         754,938
  Carolina Power & Light Co. .....................         20,000         608,750
  Central & South West Corp.(b) ..................         27,600         552,000
  CINergy Corp. ..................................         19,600         472,850
  CMS Energy Corp. ...............................         13,000         405,438
  Consolidated Edison, Inc.(b) ...................         28,100         969,450
  Constellation Energy Group .....................         18,400         533,600
  Dominion Resources, Inc.(b) ....................         24,300         953,775
  DTE Energy Co. .................................         19,200         602,400
  Duke Energy Corp. ..............................         46,200       2,315,775
  Edison International ...........................         45,700       1,196,769
  Entergy Corp. ..................................         29,800         767,350
  FirstEnergy Corp.(a) ...........................         31,300         710,119
  Florida Progress Corp. .........................          7,000         296,188
  FPL Group, Inc. ................................         23,200         993,250
  GPU, Inc. ......................................         16,400         490,975
  New Century Energies, Inc. .....................         15,000         455,625
  Niagara Mohawk Holdings Inc.(a) ................         22,600         314,988
  Northern States Power Co. ......................         17,700         345,150
  Pacific Gas & Electric, Co. ....................         47,200         967,600
  PECO Energy Co. ................................         23,200         806,200
  Pinnacle West Capital Corp. ....................          3,000          91,688
  PP&L Resources, Inc. ...........................         20,200         462,075
  Public Service Enterprise Group, Inc............         28,800       1,002,600
  Reliant Energy, Inc. ...........................         39,100         894,413
  Southern Co.(b) ................................         89,400       2,100,900
  Texas Utilities Co. ............................         35,800       1,273,138
  Unicom Corp. ...................................         27,400         917,900
                                                                   --------------
                                                                       22,835,579
                                                                   --------------
WASTE MANAGEMENT -- 0.0%
  Allied Waste Industries, Inc. ..................         10,000          88,125
  Waste Management, Inc. .........................         77,142       1,325,878
                                                                   --------------
                                                                        1,414,003
                                                                   --------------
TOTAL COMMON STOCKS
  (cost $1,366,247,177)..........................................   1,826,564,329
                                                                   --------------
PREFERRED STOCKS -- 0.9%
FINANCIAL SERVICES -- 0.7%
  Central Hispano Capital Corp., .................      1,225,900      30,798,669
                                                                   --------------
TELECOMMUNICATIONS -- 0.2%
  Telecomunicacoes Brasileiras S.A., ADR(b) ......         50,200       6,450,700
                                                                   --------------
TOTAL PREFERRED STOCKS
  (cost $36,227,123).............................................      37,249,369
                                                                   --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $3,645,523,405)..........................................   4,027,176,265
                                                                   --------------

SHORT-TERM                                            MOODY'S
                                                       RATING     PRINCIPAL
                                                    (UNAUDITED)    AMOUNT        VALUE
                                                    ------------  ---------  --------------
INVESTMENTS -- 18.9%                                                (000)        (000)
COMMERCIAL PAPER -- 11.5%
  Baker Hughes, Inc.,
    4.75%, 01/03/00 ..............................       P1           1,000         999,736
  Barton Capital Corp,
    5.94%, 01/21/00(c) ...........................       P1          20,000      19,940,600
    6.20%, 01/20/00 ..............................       P1          10,000       9,967,278
    6.29%, 01/10/00 ..............................       P1             500         499,214
    6.00%, 01/14/00(c) ...........................       P1           5,430       5,420,045
SHORT-TERM
INVESTMENTS                                           MOODY'S
                                                       RATING     PRINCIPAL
                                                    (UNAUDITED)    AMOUNT        VALUE
                                                    ------------  ---------  --------------
(CONTINUED)                                                         (000)        (000)
COMMERCIAL PAPER (CONT'D.)
Bayerische Landesbank,
    5.98%, 02/23/00 ..............................       P1       $     570  $      564,982
  Bell Atlantic Corp.,
    5.20%, 01/07/00 ..............................       P1           1,016       1,015,120
  BMW U.S. Capital,
    5.00%, 01/04/00 ..............................       P1           1,000         999,583
  Central & SouthWest Corp.,
    7.20%, 01/21/00(c) ...........................       P2          25,000      24,910,000
  Clipper Receivables Corp.,
    6.12%, 01/24/00 ..............................       P1          12,554      12,504,914
  Coca Cola Enterprises,
    5.25%, 01/03/00 ..............................       NR           1,000         999,708
  Comdisco, Inc.,
    6.45%, 01/28/00(c) ...........................       P2          10,000       9,955,208
    6.55%, 01/28/00(c) ...........................       P2          15,000      14,931,771
  Cox Enterprises, Inc.,
    6.85%, 01/21/00(c) ...........................       P2          26,000      25,910,950
  Duke Energy Corp,
    5.00%, 01/03/00 ..............................       P1           1,000         999,722
  Falcon Asset Securitization Corp.,
    6.00%, 01/11/00(c) ...........................       P1          40,000      39,946,667
  Ford Motor Credit Corp,
    5.40%, 01/04/00 ..............................       P1           1,000         999,550
  GTE Funding, Inc.,
    6.03%, 01/10/00(c) ...........................       P1          25,000      24,970,688
  Heller Financial, Inc.,
    6.00%, 01/13/00(c) ...........................       P2          12,500      12,479,167
    6.05%, 01/14/00(c) ...........................       P2          10,000       9,981,514
  Kerr McGee Credit LLC,
    6.45%, 01/14/00(c) ...........................       P2          10,000       9,980,292
    6.50%, 01/13/00(c) ...........................       P2          33,000      32,940,417
  Keyspan Corp.,
    6.50%, 01/12/00(c) ...........................       P2          43,000      42,930,125
  Merrill Lynch & Co. Inc,
    6.12%, 01/18/00 ..............................       P1           1,000         997,110
  Morgan (J.P.) & Co., Inc.,
    5.96%, 03/13/00 ..............................       P1           1,005         993,020
  National Australia Fund,
    5.00%, 01/04/00 ..............................       P1           1,000         999,583
  Novartis Financial Corp.,
    5.50%, 01/05/00 ..............................       P1           1,000         999,389
  Old Line Funding Corp,
    6.01%, 01/12/00(c) ...........................       P1          22,990      22,955,458
    6.33%, 01/12/00 ..............................       P1           8,500       8,483,560
  Svenska Handelsbank, Inc.,
    6.07%, 01/14/00(c) ...........................       P1          50,000      50,000,000
  Thunder Bay Funding,
    6.27%, 01/13/00 ..............................       P1           1,100       1,097,701
  Triple-A One Funding, Inc.,
    6.01%, 01/12/00(c) ...........................       NR          21,051      21,019,371
    6.27%, 01/14/00 ..............................       NR          33,373      33,297,438
    6.34%, 01/19/00 ..............................       NR             442         440,599
  UBS Finance (Delaware),
    4.50%, 01/04/00 ..............................       NR           1,000         999,625
  Windmill Funding Corp.,
    6.38%, 01/07/00(c) ...........................       NR          58,000      57,958,884
                                                                             --------------
                                                                                504,088,989
                                                                             --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B22

DECEMBER 31, 1999

SHORT-TERM
INVESTMENTS                                           MOODY'S
                                                       RATING     PRINCIPAL
                                                    (UNAUDITED)    AMOUNT        VALUE
                                                    ------------  ---------  --------------
(CONTINUED)                                                         (000)        (000)
OTHER CORPORATE OBLIGATIONS -- 3.6%
  Advanta Corp.,
    7.50%, 08/28/00 ..............................      Ba2       $  35,000  $   34,638,100
  Bear Stearns & Co.,
    6.50%, 07/05/00 ..............................       A2          20,000      19,976,000
  Camden Property Trust,
    7.23%, 10/30/00 ..............................      Baa2         22,000      21,918,600
  Carnival Corp.,
    5.65%, 10/15/00 ..............................       A2           5,000       4,953,450
  Comdisco, Inc.,
    5.94%, 04/13/00 ..............................      Baa1         12,500      12,461,250
  Equity Residential Properties Trust,
    6.15%, 09/15/00 ..............................       A3          45,000      44,631,000
  ICI Wilmington Inc.,
    9.50%, 11/15/00 ..............................      Baa1          8,000       8,154,640
  ITT Corp.,
    6.25%, 11/15/00 ..............................      Baa2          5,253       5,150,724
  Safeway Stores Inc.,
    5.75%, 11/15/00 ..............................      Baa2          6,000       5,946,960
                                                                             --------------
                                                                                157,830,724
                                                                             --------------
REPURCHASE AGREEMENT -- 2.0%
  Joint Repurchase Agreement Account,
    2.875%, 01/03/00 (Note 5) ....................                   87,560      87,560,000
                                                                             --------------
TIME DEPOSITS -- 1.7%
  Abbey National Treasury Services,
    9.50%, 01/04/00(c) ...........................       P1          50,000      50,000,000
  Banque Nationale de Paris,
    2.00%, 01/03/00(c) ...........................       P1           3,345       3,345,000
  Chase Manhattan Corp.,
    5.50%, 01/03/00(c) ...........................       P1          10,000      10,000,000
  Deutsche Bank,
    5.00%, 01/03/00(c) ...........................       P1          13,000      13,000,000
                                                                             --------------
                                                                                 76,345,000
                                                                             --------------

SHORT-TERM
INVESTMENTS
                                                    PRINCIPAL
                                                     AMOUNT        VALUE
                                                    ---------  --------------
(CONTINUED)                                           (000)        (000)
U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 0.1%
  United States Treasury Bill,
    5.196%, 03/16/00(d) ..........................  $   1,800  $    1,780,515
                                                               --------------
TOTAL SHORT-TERM INVESTMENTS
  (cost $828,802,279)........................................     827,605,228
                                                               --------------
TOTAL INVESTMENTS -- 110.7%
  (cost $4,474,325,684: Note 6)..............................   4,854,781,493
VARIATION MARGIN ON OPEN FUTURES CONTRACTS(e)................
                                                                     (125,094)
LIABILITIES IN EXCESS OF OTHER ASSETS -- 10.7%...............    (467,516,168)
                                                               --------------
TOTAL NET ASSETS -- 100%.....................................  $4,387,140,231
                                                               ==============

The following abbreviations are used in portfolio descriptions:
  AG    Aktiengesellschaft (German Stock Company)
  ADR   American Depository Receipt
  GDR   Global Depository Receipt
  L.P.  Limited Partnership
M.T.N.  Medium Term Note
  SA Sociedad Aronime (Spanish Corporation) or Societe Aronyme (French Corporation)

(a)  Non-income producing security.

(b) Portion of securities on loan with an aggregate market value of $481,860,900, cash collateral of $504,046,862 was received with which the portfolio purchased securities.

(c) Represents securities purchased with cash collateral received for securities on loan.

(d)  Security segregated as collateral for futures contracts.

(e)  Open futures contracts as of December 31, 1999 are as follows:

                                                                       VALUE AT
      NUMBER OF                            EXPIRATION   VALUE AT     DECEMBER 31,    APPRECIATION/
      CONTRACTS               TYPE            DATE     TRADE DATE        1999        DEPRECIATION
Long Position:
         88            U.S. T-Bond          Mar 00     $ 8,310,500    $ 8,002,500      $(308,000)
         93            U.S. Treasury 10yr   Mar 00       9,129,680      8,914,922       (214,758)
         20            S&P 500 Index        Mar 00       7,175,150      7,421,000        245,850
         193           U.S. Treasury 5yr    Mar 00      19,161,703     18,917,016       (244,687)
                                                                                       ---------
                                                                                       $(521,595)
                                                                                       =========

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B23

                           FLEXIBLE MANAGED PORTFOLIO
DECEMBER 31, 1999


LONG-TERM INVESTMENTS -- 89.3%
                                                                       VALUE
COMMON STOCKS -- 54.2%                                 SHARES        (NOTE 2)
                                                    -------------  --------------
AEROSPACE -- 0.9%
  Boeing Co. .....................................        123,500  $    5,132,969
  GenCorp, Inc. ..................................        403,900       3,988,512
  General Dynamics Corp. .........................         22,200       1,171,050
  Goodrich (B.F.) Co. ............................         10,600         291,500
  Honeywell International, Inc. ..................         99,912       5,763,673
  Litton Industries, Inc. (a).....................        306,000      15,261,750
  Lockheed Martin Corp. ..........................         48,900       1,069,687
  Northrop Grumman Corp. .........................          8,500         459,531
  Parker-Hannifin Corp. ..........................        189,500       9,723,719
  Raytheon Co. (Class "B" Stock) .................         44,100       1,171,406
  United Technologies Corp. ......................         61,600       4,004,000
                                                                   --------------
                                                                       48,037,797
                                                                   --------------
AIRLINES -- 1.2%
  AMR Corp. ......................................        638,000      42,746,000
  Delta Air Lines, Inc. ..........................         17,800         886,662
  Southwest Airlines Co. .........................         61,800       1,000,387
  US Airways Group, Inc. (a)......................        472,500      15,149,531
                                                                   --------------
                                                                       59,782,580
                                                                   --------------
APPAREL -- 0.1%
  Nike, Inc. (Class "B" Stock) ...................         37,900       1,878,419
  Reebok International Ltd. ......................          9,100          74,506
  Titan International, Inc. ......................        415,700       2,702,050
                                                                   --------------
                                                                        4,654,975
                                                                   --------------
AUTOS - CARS & TRUCKS -- 1.1%
  Cummins Engine Co., Inc. .......................          4,800         231,900
  Dana Corp. .....................................         21,350         639,166
  Ford Motor Co. .................................        314,400      16,800,750
  General Motors Corp. ...........................        425,700      30,943,069
  Genuine Parts Co. (b)...........................         21,500         533,469
  Johnson Controls, Inc. .........................         11,600         659,750
  MascoTech, Inc. ................................        388,000       4,922,750
  Midas, Inc. ....................................         90,866       1,987,694
  Navistar International Corp. (a)................          6,100         288,987
  PACCAR, Inc. ...................................         10,000         443,125
  TRW, Inc. ......................................         12,800         664,800
                                                                   --------------
                                                                       58,115,460
                                                                   --------------
BANKS AND SAVINGS & LOANS -- 1.6%
  AmSouth Bancorporation .........................         34,500         666,281
  Banc One Corp. .................................        149,764       4,801,808
  Bank of New York Co., Inc. .....................         97,400       3,896,000
  BankAmerica Corp. ..............................        219,241      11,003,158
  BB&T Corp. .....................................         39,500       1,081,312
  Chase Manhattan Corp. ..........................        104,400       8,110,575
  Comerica, Inc. .................................         19,000         887,062
  First Union Corp. ..............................        122,700       4,026,094
  Firstar Corp. ..................................        127,247       2,688,093
  Fleet Boston Financial Corp. ...................        117,551       4,092,244
  Golden West Financial Corp. ....................         19,200         643,200
  Hanvit Bank-GDR ................................        976,500       6,225,187
  Huntington Bancshares, Inc. ....................         29,392         701,734
  KeyCorp. .......................................         54,900       1,214,662
  Mellon Financial Corp. .........................         64,200       2,186,812
  Morgan (J.P.) & Co., Inc. ......................         22,900       2,899,712
  National City Corp. ............................         78,200       1,852,362
  Northern Trust Corp. ...........................         27,000       1,431,000
  PNC Bank Corp. .................................         38,600       1,717,700
  Providian Financial Corp. ......................         17,900       1,630,019
  Regions Financial Corp. ........................         28,100         706,012
  Republic New York Corp. ........................         13,500         972,000
  SouthTrust Corp. ...............................         19,000         718,437
  Summit Bancorp (b)..............................         21,100         646,187
  Suntrust Banks, Inc. ...........................         40,400       2,780,025
                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES        (NOTE 2)
                                                    -------------  --------------
BANKS AND SAVINGS & LOANS (CONT'D.)
  Synovus Financial Corp. ........................         35,100  $      697,612
  U.S. Bancorp. ..................................         91,500       2,178,844
  Union Planters Corp. ...........................         18,000         709,875
  Wachovia Corp. .................................         25,200       1,713,600
  Wells Fargo & Co. ..............................        207,300       8,382,694
                                                                   --------------
                                                                       81,260,301
                                                                   --------------
BUSINESS SERVICES
  Equifax, Inc. ..................................         17,100         402,919
  Omnicom Group, Inc. (b).........................         22,700       2,270,000
                                                                   --------------
                                                                        2,672,919
                                                                   --------------
CHEMICALS -- 1.2%
  Air Products & Chemicals, Inc. .................         28,900         969,956
  Dow Chemical Co. ...............................         27,900       3,728,137
  Du Pont (E.I.) de Nemours & Co. ................        134,149       8,837,065
  Eastman Chemical Co. ...........................          9,800         467,337
  Engelhard Corp. ................................         15,600         294,450
  Ferro Corp. ....................................        553,650      12,180,300
  FMC Corp. (a)...................................          3,500         200,594
  Grace (W.R.) & Co ..............................          8,000         111,000
  Great Lakes Chemical Corp. .....................          6,500         248,219
  Hercules, Inc. .................................         11,900         331,712
  Lyondell Chemical Co. ..........................        329,000       4,194,750
  Millennium Chemicals, Inc. .....................        601,600      11,881,600
  Monsanto Co. ...................................         79,300       2,825,062
  OM Group, Inc. .................................        260,300       8,964,081
  Omnova Solutions, Inc. .........................        403,900       3,130,225
  Praxair, Inc. ..................................         19,800         996,187
  Rohm & Haas Co. ................................         27,158       1,104,991
  Sigma-Aldrich Corp. ............................         11,600         348,725
  Union Carbide Corp. ............................         15,600       1,041,300
                                                                   --------------
                                                                       61,855,691
                                                                   --------------
CIRCUITS
  Analog Devices, Inc. ...........................         19,000       1,767,000
                                                                   --------------
COMMERCIAL SERVICES
  Cendant Corp. (a)...............................         94,000       2,496,875
  Deluxe Corp. ...................................          9,000         246,937
  Quintiles Transnational Corp. ..................          6,000         112,125
                                                                   --------------
                                                                        2,855,937
                                                                   --------------
COMPUTER SERVICES -- 4.3%
  3Com Corp. (a)..................................         45,500       2,138,500
  Adaptec, Inc. (a)...............................          7,000         349,125
  Adobe Systems, Inc. ............................         13,200         887,700
  America Online, Inc. (a)(b).....................        275,600      20,790,575
  Autodesk, Inc. .................................          7,600         256,500
  Automatic Data Processing, Inc. ................         80,600       4,342,325
  BMC Software, Inc. (a)..........................         29,200       2,334,175
  Cabletron Systems, Inc. (a).....................         25,600         665,600
  Ceridian Corp. (a)..............................         18,600         401,062
  Cisco Systems, Inc. (a).........................        409,100      43,824,837
  Citrix Systems, Inc. ...........................          9,000       1,107,000
  Computer Associates International, Inc. ........         69,400       4,853,662
  Computer Sciences Corp. (a).....................         20,000       1,892,500
  Compuware Corp. (a).............................         48,000       1,788,000
  Comverse Technology, Inc. (a)...................          7,300       1,056,675
  Electronic Data Systems Corp. ..................         62,600       4,190,287
  EMC Corp. (a)(b)................................        127,168      13,893,104
  First Data Corp. ...............................         54,600       2,692,462
  Lexmark International Group, Inc. ..............         12,884       1,166,002
  Microsoft Corp. (a).............................        642,300      74,988,525
  Novell, Inc. (a)................................         43,500       1,737,281
  Oracle Corp. (a)(b).............................        180,550      20,232,884

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B24

DECEMBER 31, 1999

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES        (NOTE 2)
                                                    -------------  --------------
  Parametric Technology Corp. (a).................         31,500  $      852,469
  Peoplesoft, Inc. ...............................         30,000         641,250
  Silicon Graphics, Inc. (a)......................         23,400         229,612
  Unisys Corp. ...................................         31,400       1,002,837
  Yahoo!, Inc. (a)................................         31,000      13,413,312
                                                                   --------------
                                                                      221,728,261
                                                                   --------------
COMPUTERS -- 1.6%
  Apple Computer, Inc. (a)(b).....................         19,400       1,994,562
  Compaq Computer Corp. ..........................        217,461       5,885,038
  Dell Computer Corp. (a).........................        321,600      16,401,600
  Gateway, Inc. ..................................         40,400       2,911,325
  Hewlett-Packard Co. ............................        127,800      14,561,212
  International Business Machines Corp. ..........        227,000      24,516,000
  Networking Appliance, Inc. (a)..................         14,700       1,221,019
  Seagate Technology, Inc. (a)....................         28,900       1,345,656
  Sun Microsystems, Inc. (a)......................        194,900      15,092,569
                                                                   --------------
                                                                       83,928,981
                                                                   --------------
CONSTRUCTION -- 0.4%
  Centex Corp. ...................................          7,000         172,812
  Fluor Corp. ....................................          9,800         449,575
  Foster Wheeler Corp. ...........................          6,600          58,575
  Pulte Corp. ....................................          6,900         155,250
  Standard Pacific Corp. .........................        632,400       6,956,400
  Vulcan Materials Co. ...........................          9,000         359,437
  Webb (Del E.) Corp. ............................        576,500      14,376,469
                                                                   --------------
                                                                       22,528,518
                                                                   --------------
CONTAINERS -- 0.2%
  Ball Corp. .....................................          2,700         106,312
  Bemis Co., Inc. ................................          6,600         230,175
  Crown Cork & Seal Co., Inc. ....................         15,600         349,050
  Owens-Illinois, Inc. (a)........................        255,700       6,408,481
  Pactiv Corp. ...................................         21,500         228,437
  Sealed Air Corp. ...............................         10,900         564,756
                                                                   --------------
                                                                        7,887,211
                                                                   --------------
COSMETICS & SOAPS -- 0.6%
  Alberto Culver Co. (Class "B" Stock) ...........          6,200         160,037
  Avon Products, Inc. ............................         31,400       1,036,200
  Colgate-Palmolive Co. ..........................         75,100       4,881,500
  Gillette Co. ...................................        136,100       5,605,619
  International Flavors & Fragrances, Inc. .......         13,100         494,525
  Procter & Gamble Co. (b)........................        166,600      18,253,112
                                                                   --------------
                                                                       30,430,993
                                                                   --------------
DIVERSIFIED CONSUMER PRODUCTS -- 0.6%
  Eastman Kodak Co. ..............................        184,400      12,216,500
  Philip Morris Co., Inc. ........................        750,800      17,409,175
                                                                   --------------
                                                                       29,625,675
                                                                   --------------
DIVERSIFIED OFFICE EQUIPMENT -- 0.1%
  Avery Dennison Corp. ...........................         15,000       1,093,125
  Pitney Bowes, Inc. .............................         33,600       1,623,300
  Xerox Corp. ....................................         84,900       1,926,169
                                                                   --------------
                                                                        4,642,594
                                                                   --------------
DIVERSIFIED OPERATIONS -- 1.4%
  Fortune Brands, Inc. ...........................         21,700         717,456
  General Electric Capital Corp. .................        410,900      63,586,775
  Tomkins PLC, ADR (b)............................        617,300       9,066,594
                                                                   --------------
                                                                       73,370,825
                                                                   --------------
                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES        (NOTE 2)
                                                    -------------  --------------
DRUGS & MEDICAL SUPPLIES -- 2.7%
  Abbott Laboratories ............................        192,800  $    7,001,050
  Allergan, Inc. .................................         17,600         875,600
  ALZA Corp. (a)..................................          9,900         342,787
  American Home Products Corp. ...................        163,900       6,463,806
  Amgen, Inc. (a).................................        127,400       7,651,962
  Bard (C.R.), Inc. ..............................          5,900         312,700
  Bausch & Lomb, Inc. ............................          7,100         485,906
  Baxter International, Inc. .....................         36,700       2,305,219
  Becton, Dickinson & Co. ........................         31,500         842,625
  Biomet, Inc. ...................................         14,500         580,000
  Boston Scientific Corp. (a).....................         51,800       1,133,125
  Bristol-Myers Squibb Co. .......................        250,200      16,059,712
  Cardinal Health, Inc. (b).......................         34,450       1,649,294
  Guidant Corp. ..................................         37,700       1,771,900
  Johnson & Johnson ..............................        170,500      15,877,812
  Lilly (Eli) & Co. ..............................        138,100       9,183,650
  Mallinckrodt, Inc. .............................          7,500         238,594
  Medtronic, Inc. ................................        148,200       5,400,037
  Merck & Co., Inc. ..............................        294,300      19,736,494
  Pfizer, Inc. ...................................        489,200      15,868,425
  Pharmacia & Upjohn, Inc. .......................         65,800       2,961,000
  Schering-Plough Corp. ..........................        184,400       7,779,375
  St. Jude Medical, Inc. (a)......................          8,900         273,119
  Warner-Lambert Co. .............................        108,300       8,873,831
  Watson Pharmaceuticals, Inc. (a)................          9,000         322,312
                                                                   --------------
                                                                      133,990,335
                                                                   --------------
ELECTRONICS -- 1.7%
  Advanced Micro Devices, Inc. (a)................         17,000         491,937
  Applied Materials, Inc. (a).....................         47,800       6,055,662
  Belden, Inc. ...................................        275,600       5,787,600
  Emerson Electric Co. ...........................         55,000       3,155,625
  Grainger (W.W.), Inc. ..........................         11,200         535,500
  Intel Corp. (b).................................        415,000      34,159,687
  KLA-Tencor Corp. (a)............................         10,900       1,213,987
  LSI Logic Corp. (a).............................         18,600       1,255,500
  Micron Technology, Inc. ........................         31,900       2,480,225
  Molex, Inc. ....................................         14,000         793,625
  Motorola, Inc. .................................         78,100      11,500,225
  National Semiconductor Corp. (a)................         19,000         813,437
  Rockwell International Corp. ...................         24,300       1,163,362
  Solectron Corp. ................................         33,500       3,186,687
  Tektronix, Inc. ................................          6,200         241,025
  Teradyne, Inc., ................................         16,000       1,056,000
  Texas Instruments, Inc. ........................         98,600       9,551,875
  Thomas & Betts Corp. ...........................          5,800         184,875
  Xilinx Inc. (a).................................         34,000       1,545,937
                                                                   --------------
                                                                       85,172,771
                                                                   --------------
EXPLORATION & PRODUCTION
  Apex Silver Mines Ltd. .........................        340,400       4,063,525
                                                                   --------------
FINANCIAL SERVICES -- 4.4%
  American Express Co. ...........................         56,500       9,393,125
  Associates First Capital Corp. .................         92,290       2,532,207
  Bear Stearns Companies, Inc. ...................         14,358         613,804
  Block (H.R.), Inc. .............................         11,400         498,750
  Capital One Financial Corp. ....................         24,900       1,199,869
  Citigroup, Inc. ................................        747,876      41,553,860
  Countrywide Credit Industries, Inc. ............         14,000         353,500
  Dun & Bradstreet Corp. .........................         20,100         592,950
  Federal Home Loan Mortgage Corp. ...............         87,400       4,113,262
  Federal National Mortgage Association ..........        131,300       8,198,044

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B25

DECEMBER 31, 1999

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES        (NOTE 2)
                                                    -------------  --------------
FINANCIAL SERVICES (CONT'D.)
  Fifth Third Bancorp ............................         34,300  $    2,516,762
  Franklin Resource, Inc. ........................         30,600         981,112
  Goldman Sachs Group, Inc. ......................         53,100       5,001,356
  Household International, Inc. ..................         62,492       2,327,827
  Lehman Brothers Holdings, Inc. .................        719,100      60,898,781
  MBNA Corp. .....................................        101,300       2,760,425
  Merrill Lynch & Co., Inc. ......................        285,000      23,797,500
  Morgan Stanley Dean Witter & Co. ...............        293,695      41,924,961
  Old Kent Financial Corp. .......................          7,000         247,625
  PaineWebber Group, Inc. ........................         14,000         543,375
  Paychex, Inc. ..................................         29,850       1,194,000
  Schwab (Charles) Corp. (a)......................        102,700       3,941,112
  SLM Holding Corp. ..............................         19,000         802,750
  State Street Corp. .............................         20,600       1,505,087
  T. Rowe Price & Associates .....................          8,000         295,500
  Washington Mutual, Inc. ........................         74,136       1,927,536
                                                                   --------------
                                                                      219,715,080
                                                                   --------------
FOOD & BEVERAGES -- 1.4%
  Anheuser-Busch Companies, Inc. (b)..............         60,300       4,273,762
  Archer-Daniels-Midland Co. .....................         76,560         933,075
  Bestfoods ......................................         35,700       1,876,481
  Brown-Forman Corp. (Class "B" Stock) ...........          6,700         383,575
  Campbell Soup Co. ..............................         54,800       2,120,075
  Coca Cola Enterprises, Inc. (b).................         54,500       1,096,812
  Coca-Cola Co. ..................................        311,200      18,127,400
  ConAgra, Inc. ..................................         60,900       1,374,056
  Coors (Adolph) Co. (Class "B" Stock) ...........          2,900         152,250
  General Mills, Inc. ............................         37,800       1,351,350
  Heinz (H.J.) & Co. .............................         45,200       1,799,525
  Hershey Foods Corp. ............................         16,500         783,750
  Kellogg Co. ....................................         50,900       1,568,356
  Nabisco Group Holdings Corp. ...................      1,226,900      13,035,812
  PepsiCo, Inc. ..................................        184,400       6,500,100
  Quaker Oats Co. ................................         16,000       1,050,000
  Ralston-Ralston Purina Group (b)................         42,200       1,176,325
  Sara Lee Corp. .................................        115,000       2,537,187
  Seagram Co., Ltd. ..............................         52,600       2,363,712
  Sysco Corp. ....................................         40,900       1,618,106
  Whitman Corp. ..................................        545,200       7,326,125
  Wrigley (William) Jr. Co. ......................         15,200       1,260,650
                                                                   --------------
                                                                       72,708,484
                                                                   --------------
FOREST PRODUCTS -- 2.3%
  Boise Cascade Corp. ............................        665,800      26,964,900
  Champion International Corp. ...................        401,600      24,874,100
  Fort James Corp. ...............................         27,100         741,862
  Georgia-Pacific Corp. ..........................        327,000      16,595,250
  International Paper Co. ........................         52,682       2,973,240
  Louisiana-Pacific Corp. ........................        699,700       9,970,725
  Mead Corp. .....................................        403,000      17,505,312
  Potlatch Corp. .................................          3,700         165,112
  Temple-Inland, Inc. ............................          7,100         468,156
  Westvaco Corp. .................................         11,900         388,237
  Weyerhaeuser Co. ...............................         25,400       1,824,037
  Willamette Industries, Inc. ....................        299,200      13,894,100
                                                                   --------------
                                                                      116,365,031
                                                                   --------------
GAS PIPELINES -- 0.1%
  Columbia Energy Group ..........................         10,500         664,125
  Consolidated Natural Gas Co. ...................         12,900         837,694
  El Paso Energy Co ..............................         19,500         756,844
  Peoples Energy Corp. ...........................          5,700         190,950
                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES        (NOTE 2)
                                                    -------------  --------------
GAS PIPELINES (CONT'D.)
  Sempra Energy ..................................         30,253  $      525,646
  Williams Companies, Inc. .......................         54,800       1,674,825
                                                                   --------------
                                                                        4,650,084
                                                                   --------------
HOSPITALS/HOSPITAL MANAGEMENT -- 1.4%
  Columbia/HCA Healthcare Corp. ..................        909,600      26,662,650
  Healthsouth Corp. (a)...........................         55,000         295,625
  Humana, Inc. (a)................................      1,011,100       8,278,381
  IMS Health, Inc. ...............................         40,900       1,111,969
  LifePoint Hospitals, Inc. (a)...................         42,447         501,405
  Manor Care, Inc. ...............................         13,300         212,800
  McKesson HBOC, Inc. ............................         34,381         775,721
  Service Corp. International ....................         35,100         243,506
  Shared Medical Systems Corp. ...................          3,200         163,000
  Smith (A.O.) Corp. .............................        433,350       9,479,531
  Tenet Healthcare Corp. (a)......................      1,015,800      23,871,300
  Triad Hospitals, Inc. (a).......................         42,447         642,011
  Wellpoint Health Networks, Inc. ................          6,000         395,625
                                                                   --------------
                                                                       72,633,524
                                                                   --------------
HOUSEHOLD PRODUCTS & PERSONAL CARE -- 0.3%
  Clorox Co. .....................................         28,400       1,430,650
  Kimberly-Clark Corp. ...........................         71,100       4,639,275
  Leggett & Platt, Inc. ..........................        481,800      10,328,587
                                                                   --------------
                                                                       16,398,512
                                                                   --------------
HOUSING RELATED -- 1.3%
  Armstrong World Industries, Inc. ...............          5,800         193,575
  Fleetwood Enterprises, Inc. ....................          4,100          84,563
  Hanson, PLC, ADR, (United Kingdom) .............      1,221,100      49,378,231
  Kaufman & Broad Home Corp. .....................          6,400         154,800
  Lowe's Companies, Inc. .........................         46,900       2,802,275
  Masco Corp. ....................................         48,000       1,218,000
  Maytag Corp. ...................................         10,700         513,600
  Newell Rubbermaid, Inc. (b).....................         36,155       1,048,495
  Owens Corning ..................................        410,500       7,927,781
  Stanley Works ..................................          9,900         298,238
  Tupperware Corp. ...............................          9,900         167,681
  Whirlpool Corp. ................................          9,900         644,119
                                                                   --------------
                                                                       64,431,358
                                                                   --------------
INSTRUMENT-CONTROLS
  PE Corp-PE Biosystems Group. ...................         13,000       1,564,063
  Perkin Elmer, Inc. .............................          4,300         179,256
                                                                   --------------
                                                                        1,743,319
                                                                   --------------
INSURANCE -- 2.4%
  Aetna, Inc. ....................................         18,900       1,054,856
  Allstate Corp. .................................         99,100       2,378,400
  American General Corp. .........................         30,900       2,344,538
  American International Group, Inc. .............        195,478      21,136,059
  Aon Corp. (b)...................................         33,450       1,338,000
  Berkley (W.R.) Corp. ...........................        175,850       3,670,869
  Chubb Corp. ....................................        237,900      13,396,744
  CIGNA Corp. ....................................         24,700       1,989,894
  Cincinnati Financial Corp. .....................         20,200         629,988
  Conseco, Inc. ..................................         41,587         743,368
  Financial Security Assurance Holdings Ltd. .....        140,100       7,302,713
  Hartford Financial Services Group, Inc. ........         28,900       1,369,138
  Jefferson-Pilot Corp. ..........................         13,400         914,550
  Lincoln National Corp. .........................         25,000       1,000,000
  Loews Corp. ....................................        178,300      10,820,581

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B26

DECEMBER 31, 1999

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES        (NOTE 2)
                                                    -------------  --------------
INSURANCE (CONT'D.)
  Marsh & McLennan Companies, Inc. ...............         33,600  $    3,215,100
  MBIA, Inc. .....................................         12,100         639,031
  MGIC Investment Corp. (b).......................         13,300         800,494
  Progressive Corp. ..............................          9,400         687,375
  Reinsurance Group of America, Inc. .............        711,900      19,755,225
  SAFECO Corp. ...................................        356,300       8,862,963
  St. Paul Companies, Inc. .......................         29,100         980,306
  Torchmark Corp. ................................        421,600      12,252,750
  Trenwick Group, Inc. ...........................        273,300       4,629,019
  United Healthcare Corp. ........................         22,400       1,190,000
  UnumProvident Corp. (b).........................         30,970         992,976
                                                                   --------------
                                                                      124,094,937
                                                                   --------------
LEISURE -- 0.3%
  Brunswick Corp. ................................         11,200         249,200
  Carnival Corp. (Class "A" Stock) ...............         79,600       3,805,875
  Disney (Walt) Co. ..............................        261,100       7,637,175
  Harrah's Entertainment, Inc. (a)................         16,400         433,575
  Hilton Hotels Corp. ............................         30,800         296,450
  Marriott International, Inc. (Class "A"
    Stock) .......................................         31,000         978,438
  Mirage Resorts, Inc. (a)........................         22,500         344,531
                                                                   --------------
                                                                       13,745,244
                                                                   --------------
MACHINERY -- 0.5%
  Briggs & Stratton Corp. ........................          3,300         176,963
  Caterpillar, Inc. ..............................         45,100       2,122,519
  Commercial Intertech Corp. .....................        115,300       1,470,075
  Cooper Industries, Inc. ........................         12,900         521,644
  Deere & Co. ....................................         29,500       1,279,563
  Delphi Automotive Systems Corp. ................        347,454       5,472,401
  Dover Corp. ....................................         25,800       1,170,675
  Eaton Corp. ....................................          9,200         668,150
  Flowserve Corp. ................................        161,991       2,753,847
  Ingersoll-Rand Co. .............................         20,600       1,134,288
  Milacron, Inc. .................................          6,400          98,400
  Paxar Corp. ....................................        954,575       8,054,227
  Snap-On, Inc. ..................................          7,100         188,594
  Timken Co. .....................................         10,200         208,463
                                                                   --------------
                                                                       25,319,809
                                                                   --------------
MANUFACTURING -- 0.4%
  Hussmann International, Inc. ...................        491,500       7,403,219
  Illinois Tool Works, Inc. (b)...................         31,800       2,148,488
  Tyco International Ltd. ........................        211,766       8,232,403
                                                                   --------------
                                                                       17,784,110
                                                                   --------------
MEDIA -- 2.2%
  CBS Corp. (a)...................................        359,799      23,004,649
  Central Newspapers, Inc. (Class "A" Stock) .....        410,600      16,167,375
  Clear Channel Communications, Inc. (a)(b).......         41,200       3,677,100
  Comcast Corp. (Special Class "A" Stock) (b).....         96,800       4,864,200
  Donnelley (R.R.) & Sons Co. ....................         15,000         372,188
  Dow Jones & Co., Inc. ..........................         10,700         727,600
  Gannett Co., Inc. ..............................         35,500       2,895,469
  Houghton Mifflin Co. ...........................        240,700      10,154,531
  Interpublic Group of Companies, Inc. ...........         34,600       1,995,988
  Knight-Ridder, Inc. (b).........................        248,600      14,791,700
  Lee Enterprises, Inc. ..........................        208,900       6,671,744
  McGraw-Hill, Inc. ..............................         24,700       1,522,138
                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES        (NOTE 2)
                                                    -------------  --------------
MEDIA (CONT'D.)
  Mediaone Group, Inc. (b)........................         77,900  $    5,983,694
  Meredith Corp. .................................          4,600         191,763
  New York Times Co. (Class "A" Stock) (b)........         22,200       1,090,575
  Time Warner, Inc. ..............................        159,300      11,539,294
  Times Mirror Co. (Class "A" Stock) .............          8,600         576,200
  Tribune Co. ....................................         29,600       1,629,850
  Viacom, Inc. (Class "B" Stock) (a)..............         88,700       5,360,806
                                                                   --------------
                                                                      113,216,864
                                                                   --------------
METALS-FERROUS -- 0.7%
  AK Steel Holding Corp. .........................        606,100      11,440,138
  Allegheny Technologies, Inc. ...................         12,650         283,834
  Bethlehem Steel Corp. (a).......................        924,400       7,741,850
  Material Sciences Corp. (a).....................        397,900       4,053,606
  National Steel Corp. (Class "B" Stock) (a)......        147,300       1,095,544
  Nucor Corp. ....................................         11,500         630,344
  USX-U.S. Steel Group, Inc. .....................        348,500      11,500,500
  Worthington Industries, Inc. ...................          9,700         160,656
                                                                   --------------
                                                                       36,906,472
                                                                   --------------
METALS-NON FERROUS -- 2.0%
  Alcan Aluminum Ltd. (b).........................         28,800       1,186,200
  Alcoa, Inc. ....................................      1,200,500      99,641,500
  Inco Ltd. ......................................         27,000         634,500
  Reynolds Metals Co. ............................          8,900         681,963
                                                                   --------------
                                                                      102,144,163
                                                                   --------------
MINERAL RESOURCES
  Burlington Resources, Inc. (b)..................         21,800         720,763
  Homestake Mining Co. ...........................         34,300         267,969
  Phelps Dodge Corp. .............................          8,653         580,833
                                                                   --------------
                                                                        1,569,565
                                                                   --------------
MISCELLANEOUS-BASIC INDUSTRY -- 0.9%
  AES Corp. ......................................         25,000       1,868,750
  Crane Co. ......................................          7,300         145,088
  Danaher Corp. ..................................         16,000         772,000
  Donaldson Co., Inc. ............................        448,600      10,794,438
  Ecolab, Inc. ...................................         17,300         676,863
  IDEX Corp. (b)..................................        246,700       7,493,513
  ITT Industries, Inc. ...........................         11,100         371,156
  Mark IV Industries, Inc. .......................        355,500       6,287,906
  Millipore Corp. ................................          7,000         270,375
  NACCO Industries, Inc. (Class "A" Stock) .......          1,300          72,231
  Pall Corp. .....................................         17,200         370,875
  PPG Industries, Inc. ...........................         20,400       1,276,275
  Textron, Inc. ..................................         20,200       1,549,088
  Thermo Electron Corp. (a).......................         17,500         262,500
  Trinity Industries, Inc. .......................        214,100       6,088,469
  Wolverine Tube, Inc. (a)........................        155,300       2,193,613
  York International Corp. .......................        238,800       6,552,075
                                                                   --------------
                                                                       47,045,215
                                                                   --------------
MISCELLANEOUS-CONSUMER GROWTH/STABLE -- 0.3%
  American Greetings Corp.
    (Class "A" Stock) ............................         11,800         278,775
  Black & Decker Corp. ...........................         10,800         564,300
  Corning, Inc. ..................................         30,500       3,932,594
  Jostens, Inc. ..................................          6,300         153,169
  Minnesota Mining & Manufacturing Co. ...........         51,600       5,050,350

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B27

DECEMBER 31, 1999

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES        (NOTE 2)
                                                    -------------  --------------
MISCELLANEOUS-CONSUMER GROWTH/STABLE (CONT'D)
  Polaroid Corp. .................................          5,700  $      107,231
  Unilever NV ....................................         70,942       3,861,905
                                                                   --------------
                                                                       13,948,324
                                                                   --------------
OIL & GAS -- 2.7%
  Amerada Hess Corp. .............................         10,500         595,875
  Anadarko Petroleum Corp. .......................         15,300         522,113
  Ashland, Inc. ..................................          8,700         286,556
  Atlantic Richfield Co. .........................         42,200       3,650,300
  Basin Exploration, Inc. (a).....................         71,400       1,258,425
  Cabot Oil & Gas Corp. (Class "A" Stock) ........        363,800       5,843,538
  Chevron Corp. ..................................         83,600       7,241,850
  Coastal Corp. ..................................         27,900         988,706
  Eastern Enterprises ............................          3,300         189,544
  Exxon Mobil Corp. ..............................        434,258      34,984,910
  Kerr-McGee Corp. ...............................         10,609         657,758
  Murphy Oil Corp. ...............................        114,000       6,540,750
  NICOR, Inc. ....................................          5,000         162,500
  Noble Affiliates, Inc. .........................        208,900       4,478,294
  Ocean Energy, Inc. .............................        245,500       1,902,625
  Phillips Petroleum Co. .........................         31,600       1,485,200
  Pioneer Natural Resources Co. ..................      1,755,631      15,690,952
  Royal Dutch Petroleum Co. ......................        270,100      16,324,169
  Sunoco, Inc. ...................................         10,800         253,800
  Texaco, Inc. ...................................         67,200       3,649,800
  Total SA (Class "B" Stock), (France)............        327,959      22,711,161
  Transocean Sedco ...............................         14,036         472,838
  Union Pacific Resources Group, Inc. ............         32,200         410,550
  Unocal Corp. ...................................         30,800       1,033,725
  USX-Marathon Group .............................         38,700         955,406
  Western Gas Resources, Inc. ....................        423,100       5,579,631
                                                                   --------------
                                                                      137,870,976
                                                                   --------------
OIL & GAS EXPLORATION/PRODUCTION -- 0.1%
  Conoco, Inc (Class "B") ........................         69,624       1,731,897
  Eog Resources, Inc. ............................        198,700       3,489,669
  Occidental Petroleum Corp. .....................         44,400         960,150
                                                                   --------------
                                                                        6,181,716
                                                                   --------------
OIL & GAS SERVICES -- 0.5%
  Apache Corp. ...................................         10,900         402,619
  Baker Hughes, Inc. .............................         41,740         879,149
  Enron Corp. ....................................         91,200       4,047,000
  Halliburton Co. ................................         55,300       2,225,825
  Helmerich & Payne, Inc. ........................          8,200         178,863
  McDermott International, Inc. ..................      1,629,400      14,766,438
  ONEOK, Inc. ....................................          5,000         125,625
  Rowan Companies, Inc. (a).......................         10,100         219,044
  Schlumberger Ltd. (b)...........................         72,500       4,078,125
  Tosco Corp .....................................          9,000         244,688
                                                                   --------------
                                                                       27,167,376
                                                                   --------------
PRECIOUS METALS -- 0.2%
  Barrick Gold Corp. .............................         52,400         926,825
  Freeport-McMoRan Copper & Gold, Inc. (Class "B"
    Stock) .......................................         22,100         466,863
  Newmont Mining Corp. ...........................         25,400         622,300
  Placer Dome, Inc. ..............................         28,000         301,000
  Stillwater Mining Co. (a).......................        301,800       9,619,875
                                                                   --------------
                                                                       11,936,863
                                                                   --------------
RAILROADS -- 0.1%
  Burlington Northern Santa Fe Corp. .............         60,500       1,467,125
  CSX Corp. ......................................         29,300         919,288

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES        (NOTE 2)
                                                    -------------  --------------
RAILROADS (CONT'D)
  Kansas City Southern Industries, Inc............         11,000  $      820,875
  Norfolk Southern Corp. .........................         48,900       1,002,450
  Union Pacific Corp. ............................         31,800       1,387,275
                                                                   --------------
                                                                        5,597,013
                                                                   --------------
REAL ESTATE DEVELOPMENT -- 1.1%
  Crescent Real Estate Equities Co. ..............      1,377,600      25,313,400
  Equity Residential Properties Trust ............        150,900       6,441,544
  Vornado Realty Trust ...........................        745,100      24,215,750
                                                                   --------------
                                                                       55,970,694
                                                                   --------------
RESTAURANTS -- 0.2%
  Darden Restaurants, Inc. .......................         19,000         344,375
  McDonald's Corp. ...............................        169,900       6,849,094
  Tricon Global Restaurants, Inc. (a).............         20,100         776,363
  Wendy's International, Inc. ....................         15,700         323,813
                                                                   --------------
                                                                        8,293,645
                                                                   --------------
RETAIL -- 3.6%
  Albertson's, Inc. ..............................         53,861       1,737,017
  AutoZone, Inc. (a)..............................         19,700         636,556
  Bed Bath & Beyond, Inc. ........................          8,000         278,000
  Best Buy Co., Inc. (a)..........................         22,000       1,104,125
  Charming Shoppes, Inc. (a)......................      3,332,400      22,077,150
  Circuit City Stores, Inc. ......................         25,200       1,135,575
  Consolidated Stores Corp. ......................         13,100         212,875
  Costco Wholesale Corp. (b)......................         27,700       2,527,625
  CVS Corp. ......................................         49,900       1,992,881
  Dayton-Hudson Corp. ............................         56,600       4,156,563
  Dillard's, Inc. ................................        143,100       2,888,831
  Dollar General Corporation .....................         29,000         659,750
  Federated Department Stores, Inc. (a)...........         25,700       1,299,456
  Great Atlantic & Pacific Tea Co., Inc. .........          5,200         144,950
  Harcourt General, Inc. .........................          8,100         326,025
  Home Depot, Inc. ...............................        283,350      19,427,184
  Huttig Building Products, Inc. .................          1,622           8,009
  IKON Office Solutions, Inc. ....................         21,800         148,513
  J.C. Penney Co., Inc. ..........................         33,800         673,888
  Kmart Corp. (a).................................      2,422,300      24,374,394
  Kohl's Corp. (a)................................         20,800       1,501,500
  Kroger Co. (a)..................................        103,500       1,953,563
  Liz Claiborne, Inc. ............................         10,900         410,113
  Longs Drug Stores, Inc. ........................          4,300         110,994
  May Department Stores Co. ......................         43,350       1,398,038
  Nordstrom, Inc. ................................         17,400         455,663
  Office Depot, Inc. .............................         36,500         399,219
  Pep Boys - Manny, Moe & Jack ...................          6,327          57,734
  Rite Aid Corp. .................................         31,600         353,525
  Safeway, Inc. (a)...............................         64,100       2,279,556
  Sears, Roebuck & Co. ...........................         48,300       1,470,131
  Sherwin-Williams Co. ...........................         22,500         472,500
  Staples, Inc. (a)...............................         59,200       1,228,400
  Supervalu, Inc. ................................         15,300         306,000
  Tandy Corp. ....................................         23,800       1,170,663
  The Gap, Inc. ..................................        110,100       5,064,600
  The Limited, Inc. ..............................        720,240      31,195,395
  TJX Companies, Inc. ............................         42,000         858,375
  Toys "R" Us, Inc. (a)...........................        508,100       7,272,181
  Wal-Mart Stores, Inc. (b).......................        558,300      38,592,488
  Walgreen Co. ...................................        129,400       3,784,950
  Winn-Dixie Stores, Inc. ........................         19,500         466,781
                                                                   --------------
                                                                      186,611,736
                                                                   --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B28

DECEMBER 31, 1999

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES        (NOTE 2)
                                                    -------------  --------------
RUBBER -- 0.1%
  Cooper Tire & Rubber Co. .......................          8,600  $      133,838
  Goodyear Tire & Rubber Co. .....................        181,800       5,124,488
                                                                   --------------
                                                                        5,258,326
                                                                   --------------
TELECOMMUNICATIONS -- 4.2%
  ADC Telecommunications, Inc. (a)................         15,000       1,088,438
  AFLAC Inc. .....................................         31,000       1,462,813
  Alcatel Alsthom, ADR, (France) (b)..............        513,000      23,085,000
  Alltel Corp. ...................................         37,200       3,075,975
  Andrew Corp. (a)................................         11,600         219,675
  AT&T Corp. .....................................        401,672      20,384,854
  Bell Atlantic Corp. ............................        195,200      12,017,000
  BellSouth Corp. ................................        238,000      11,141,375
  CenturyTel, Inc. ...............................         11,700         554,288
  General Instrument Corp. .......................         21,800       1,853,000
  Global Crossing Ltd. ...........................         89,460       4,473,000
  GTE Corp. ......................................        121,800       8,594,513
  Lucent Technologies, Inc. ......................        387,430      28,984,607
  MCI WorldCom, Inc. .............................        351,855      18,670,306
  Nextel Communications, Inc.
    (Class "A" Stock) (a)(b)......................         42,400       4,372,500
  Nortel Networks Corp. (b).......................        168,200      16,988,200
  Qualcomm, Inc. (b)..............................         79,600      14,029,500
  SBC Communications, Inc. .......................        430,550      20,989,313
  Scientific-Atlanta, Inc. .......................          8,200         456,125
  Sprint Corp. ...................................        111,900       7,532,269
  Sprint Corp. (PCS Group) (b)....................         54,350       5,570,875
  Tellabs, Inc. (a)...............................         50,000       3,209,375
  US West, Inc. ..................................         65,641       4,726,152
                                                                   --------------
                                                                      213,479,153
                                                                   --------------
TEXTILES
  National Service Industries, Inc. ..............          4,900         144,550
  Russell Corp. ..................................          5,900          98,825
  Springs Industries, Inc. .......................          3,300         131,794
  VF Corp. .......................................         16,700         501,000
                                                                   --------------
                                                                          876,169
                                                                   --------------
TOBACCO -- 0.2%
  R.J. Reynolds Tobacco Holdings, Inc. ...........        395,333       6,967,744
  UST, Inc. ......................................         24,100         607,019
                                                                   --------------
                                                                        7,574,763
                                                                   --------------
TOYS
  Hasbro, Inc. ...................................         27,500         524,219
  Mattel, Inc. ...................................         44,300         581,438
                                                                   --------------
                                                                        1,105,657
                                                                   --------------
TRUCKING/SHIPPING -- 0.1%
  Federal Express Corp. (a)(b)....................         36,100       1,477,844
  Ryder System, Inc. .............................          9,400         229,713
  Yellow Corp. (a)................................        178,700       3,004,394
                                                                   --------------
                                                                        4,711,951
                                                                   --------------
UTILITY-ELECTRIC -- 0.5%
  Ameren Corp. (b)................................         18,400         602,600
  American Electric Power Co., Inc. (b)...........         24,000         771,000
  Carolina Power & Light Co. .....................         18,400         560,050
  Central & South West Corp. (b)..................         28,300         566,000
  Cinergy Corp. ..................................         20,700         499,388
  CMS Energy Corp. ...............................         11,000         343,063
  Consolidated Edison, Inc. ......................         28,900         997,050
  Constellation Energy Group .....................         18,800         545,200
  Dominion Resources, Inc. (b)....................         25,000         981,250
  DTE Energy Co. .................................         19,900         624,363
                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES        (NOTE 2)
                                                    -------------  --------------
UTILITY-ELECTRIC (CONT'D.)
  Duke Energy Corp. ..............................         46,000  $    2,305,750
  Edison International ...........................         42,800       1,120,825
  Entergy Corp. ..................................         31,100         800,825
  FirstEnergy Corp. (a)...........................         29,000         657,938
  Florida Progress Corp. .........................          7,000         296,188
  FPL Group, Inc. ................................         22,100         946,156
  GPU, Inc. ......................................         16,900         505,944
  New Century Energies, Inc. .....................         15,000         455,625
  Niagara Mohawk Holdings Inc. (a)................         24,300         338,681
  Northern States Power Co. ......................         19,900         388,050
  Pacific Gas & Electric, Co. ....................         48,600         996,300
  PECO Energy Co. ................................         24,700         858,325
  Pinnacle West Capital Corp. ....................          3,000          91,688
  PP&L Resources, Inc. ...........................         20,900         478,088
  Public Service Enterprise Group, Inc. ..........         27,100         943,419
  Reliant Energy, Inc. ...........................         37,400         855,525
  Southern Co. (b)................................         87,000       2,044,500
  Texas Utilities Co. ............................         37,100       1,319,369
  Unicom Corp. ...................................         28,500         954,750
                                                                   --------------
                                                                       22,847,910
                                                                   --------------
WASTE MANAGEMENT
  Allied Waste Industries, Inc. ..................         10,000          88,125
  Waste Management, Inc. .........................         77,635       1,334,352
                                                                   --------------
                                                                        1,422,477
                                                                   --------------
TOTAL COMMON STOCKS
  (cost $2,303,776,139)..........................................   2,779,698,869
                                                                   --------------
PREFERRED STOCKS -- 1.0%
FINANCIAL SERVICES -- 0.5%
  BCH Eurocapital Limited ........................      1,000,000      25,250,000
                                                                   --------------
TELECOMMUNICATIONS -- 0.5%
  Telecomunicacoes Brasileiras S.A., ADR (b)......        201,800      25,931,300
                                                                   --------------
TOTAL PREFERRED STOCKS
  (cost $45,526,299).............................................      51,181,300
                                                                   --------------
WARRANTS                                                UNITS
                                                    -------------
  Mexico Debenture
    (cost $0) ....................................         31,074               3
                                                                   --------------

                                                      MOODY'S     PRINCIPAL
LONG-TERM                                              RATING      AMOUNT
BONDS -- 34.1%                                      (UNAUDITED)     (000)
                                                    ------------  ---------
AEROSPACE
  Lockheed Martin Corp.,
    6.85%, 05/15/01 ..............................       A3       $     400         397,248
  Rockwell International Corp.,
    5.20%, 01/15/98 ..............................       A1           2,000       1,277,240
                                                                             --------------
                                                                                  1,674,488
                                                                             --------------
AIRLINES -- 2.0%
  Continental Airlines, Inc.,
    8.00%, 12/15/05 ..............................      Ba2           9,970       9,119,160
    7.461%, 04/01/15 .............................      Aa3           8,423       8,111,002
  Delta Airlines, Inc.,
    7.90%, 12/15/09 ..............................      Baa3         38,800      37,779,948
    8.30%, 12/15/29 ..............................      Baa3          4,000       3,849,320

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B29

DECEMBER 31, 1999

                                                      MOODY'S     PRINCIPAL
LONG-TERM                                              RATING      AMOUNT        VALUE
BONDS (CONTINUED)                                   (UNAUDITED)     (000)      (NOTE 2)
                                                    ------------  ---------  --------------
AIRLINES (CONT'D)
  United Airlines, Inc.,
    10.67%, 05/01/04 .............................      Baa3      $  19,500  $   21,355,035
    11.21%, 05/01/14 .............................      Baa3         17,500      21,229,425
                                                                             --------------
                                                                                101,443,890
                                                                             --------------
ASSET-BACKED SECURITIES -- 0.4%
  California Infrastructure,
    6.17%, 03/25/03 ..............................      Aaa           4,000       3,979,680
  Chase Manhattan Credit Master Trust, Series
    1996-3,
    7.04%, 02/15/05 ..............................      Aaa          11,000      11,023,980
  Standard Credit Card Master Trust, 5.95%,
    10/07/04 .....................................      Aaa           4,500       4,338,270
                                                                             --------------
                                                                                 19,341,930
                                                                             --------------
AUTOMOTIVE PARTS
  United Rentals, Inc.
    8.80%, 08/15/08 ..............................       B1           1,785       1,664,513
                                                                             --------------
AUTO - CARS & TRUCKS -- 1.4%
  Ford Motor Co.,
    6.38%, 02/01/29 (b)...........................       A1          17,500      14,692,300
    7.45%, 07/16/31 (b)...........................       A1           3,500       3,367,140
  Lear Corp.,
    7.96%, 05/15/05 ..............................      Ba1          11,740      11,387,800
  Navistar International Corp.,
    7.00%, 02/01/03 ..............................      Ba1          11,500      11,011,250
  TRW, Inc.,
    6.45%, 06/15/01 ..............................      Baa1         32,800      32,410,500
                                                                             --------------
                                                                                 72,868,990
                                                                             --------------
BANKS & SAVINGS LOANS -- 1.3%
  Bank of Nova Scotia, (Canada),
    6.50%, 07/15/07 ..............................       A1           5,400       5,312,250
  Bayerische Landesbank Girozentrale, (Germany),
    5.88%, 12/01/08 ..............................      Aaa           9,700       8,698,572
  Central Hispano Leasing,
    6.71%, 04/28/05 ..............................       A3           5,000       4,999,500
  Hypovereinsbank
    8.74%, 06/30/31 (b)...........................      Aa3           2,100       2,097,270
  Key Bank NA,
    5.80%, 04/01/04 ..............................      Aa3          20,000      18,934,400
  Keycorp Capital, Inc.,
    7.75%, 07/15/29 (b)...........................       A1           4,400       4,092,000
  National Australia Bank,
    6.40%, 12/10/07 ..............................       A1           8,700       8,671,290
    6.60%, 12/10/07 ..............................       A1           5,000       4,688,150
  Sanwa Finance Aruba
    8.35%, 07/15/09 ..............................       A3           7,120       7,174,112
  Sovereign Bancorp,
    10.50%, 11/15/06 .............................      Ba3           4,675       4,768,500
    10.25%, 05/15/04 .............................      Ba3           2,670       2,691,093
                                                                             --------------
                                                                                 72,127,137
                                                                             --------------
CABLE & PAY TELEVISION SYSTEMS -- 1.1%
  British Sky Broadcasting, Inc., 6.88%,
    02/23/09 .....................................      Baa2         12,500      10,981,250
  Cable & Wire Communications PLC (United
    Kingdom),
    6.75%, 12/01/08 ..............................      Baa1          3,050       3,001,993
  Cox Communications, Inc.
    6.94%, 10/01/01 ..............................      Baa2          4,000       3,982,960
    7.88%, 08/15/09 (b)...........................      Baa2          3,700       3,750,690

                                                      MOODY'S     PRINCIPAL
LONG-TERM                                              RATING      AMOUNT        VALUE
BONDS (CONTINUED)                                   (UNAUDITED)     (000)      (NOTE 2)
                                                    ------------  ---------  --------------
CABLE & PAY TELEVISION SYSTEMS (CONT'D.)
  CSC Holdings, Inc.,
    7.25%, 07/15/08 ..............................      Ba2       $   5,500  $    5,186,280
    7.88%, 12/15/07 ..............................      Ba2           3,025       2,969,582
  Rogers Cablesystems, Inc., (Canada),
    10.00%, 03/15/05 .............................      Ba3           2,000       2,140,000
  Tele-Communications, Inc.,
    6.34%, 02/01/02 ..............................      Ba1           8,500       8,417,890
    9.88%, 06/15/22 ..............................      Baa3         12,878      15,716,826
                                                                             --------------
                                                                                 56,147,471
                                                                             --------------
CHEMICALS -- 0.2%
  Lyondell Chemical,
    9.63%, 05/01/07 ..............................      Ba3           3,625       3,706,563
  Monsanto Corp.
    6.85%, 12/01/28 ..............................       A2             500         440,785
  Rohm & Haas Co,
    6.95%, 07/15/04 ..............................       A3           4,400       4,343,988
                                                                             --------------
                                                                                  8,491,336
                                                                             --------------
COMPUTERS -- 0.2%
  International Business Machine Corp.,
    5.63%, 04/12/04 ..............................       A1           3,500       3,306,730
  Unisys Corp.,
    12.00%, 04/15/03 .............................      Ba1           6,615       7,044,975
                                                                             --------------
                                                                                 10,351,705
                                                                             --------------
CONSULTING
  Comdisco, Inc.,
    6.375%, 11/30/01 .............................      Baa1          2,700       2,647,701
                                                                             --------------
CONTAINERS -- 0.5%
  Owens-Illinois, Inc.,
    7.15%, 05/15/05 ..............................      Ba1          26,250      24,270,488
                                                                             --------------
DIVERSIFIED OPERATIONS -- 0.8%
  Corning, Inc.,
    6.85%, 03/01/29 ..............................       A3           5,000       4,356,550
  Cox Enterprises, Inc.,
    6.625%, 06/14/02 .............................      Baa1          5,200       5,124,756
  Seagram (J.) & Sons,
    5.79%, 04/15/01 ..............................      Baa3         20,000      19,564,000
  Tyco International Group, Ltd.,
    6.125%, 06/15/01 .............................      Baa1          5,000       4,915,400
    6.875%, 01/15/29 .............................      Baa1          3,400       2,889,558
    7.00%, 06/15/28 ..............................      Baa1          2,100       1,817,256
                                                                             --------------
                                                                                 38,667,520
                                                                             --------------
DRUGS & MEDICAL SUPPLIES -- 0.2%
  Mallinckrodt, Inc.,
    6.30%, 03/15/11 ..............................      Baa2          8,000       7,820,000
  Tenet Healthcare Corp.,
    7.875%, 01/15/03 .............................      BA1           3,805       3,690,850
                                                                             --------------
                                                                                 11,510,850
                                                                             --------------
FINANCIAL SERVICES -- 6.9%
  AT&T Cap Corp.,
    6.60%, 05/15/05 ..............................       A1          16,000      15,386,880
  Barclays Bank PLC, (United Kingdom)
    7.40%, 12/15/09 ..............................      Aa3             600         589,620
  Bear Stearns & Co.,
    7.625%, 12/07/09 .............................       A2           1,035       1,016,287
  Calair Capital Corp.,
    8.125%, 04/01/08 .............................      Ba2           6,000       5,280,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B30

DECEMBER 31, 1999

                                                      MOODY'S     PRINCIPAL
LONG-TERM                                              RATING      AMOUNT        VALUE
BONDS (CONTINUED)                                   (UNAUDITED)     (000)      (NOTE 2)
                                                    ------------  ---------  --------------
FINANCIAL SERVICES (CONT'D.)
  Capital One Bank,
    6.76%, 07/23/02 ..............................      Baa2      $   7,500  $    7,323,600
  Capital One Financial Corp.,
    7.25%, 05/01/06 ..............................      Ba1           6,800       6,426,000
  Citibank Credit Card Master Trust, 6.10%,
    05/15/08 .....................................      Ba2          44,000      41,424,240
  Conseco, Inc.,
    8.70%, 11/15/26 ..............................      Ba2           7,000       6,248,060
    8.796%, 04/01/27 .............................      Ba2           3,000       2,723,070
  Donaldson Lufkin & Jenrette,
    5.74%, 05/01/01 ..............................       A3          10,000       9,871,600
  Dresdner Funding Trust,
    8.151%, 06/30/31 .............................      Aa2          20,800      19,830,720
  Enterprise Rent-A-Car USA Finance Co.,
    6.35%, 01/15/01 ..............................      Baa3         21,000      20,785,800
    6.95%, 03/01/04 ..............................      Baa2          7,500       7,281,750
  Ford Motor Credit Corp.
    6.70%, 07/16/04 (b)...........................       A1          10,000       9,787,500
    7.375%, 10/28/09 .............................       A1           2,500       2,475,000
  General Motors Acceptance Corp., 5.95%,
    03/14/03 .....................................       A2          21,500      20,702,350
  Goldman Sachs Group, Inc.,
    5.56%, 01/11/01 ..............................       A1           4,200       4,150,272
  Heller Financial, Inc.,
    6.00%, 03/19/04 ..............................       A3           4,900       4,652,697
  HVB Funding Trust,
    9.00%, 10/22/31 ..............................       00           1,400       1,435,700
  International Lease Finance Corp., 6.00%,
    05/15/02 .....................................       A1          43,100      42,121,630
  Lehman Brothers Holdings, Inc.,
    6.625%, 04/01/04 .............................      Baa1         21,910      21,209,756
    6.625%, 02/05/06 .............................      Baa1          7,710       7,284,100
    6.375%, 03/15/01 .............................      Baa1          4,300       4,263,665
  MBNA Corp.,
    5.90%, 08/15/11 ..............................      Aaa          29,800      27,013,163
  MCN Investment Corp.,
    6.30%, 04/02/11 ..............................      Baa2          8,250       8,102,325
  Morgan Stanley Dean Witter & Co., 7.125%,
    01/15/03 (b)..................................       A1          14,540      14,528,513
  Osprey Trust,
    8.31%, 01/15/03 ..............................      Baa3         20,000      19,895,000
  RBF Finance Co.,
    11.375%, 03/15/09 ............................      Ba3           2,365       2,542,375
  Salomon Smith Barney, Inc.,
    7.25%, 05/01/01 ..............................      Baa1          2,160       2,166,847
    6.75%, 08/15/03 ..............................      Baa1          5,000       4,918,350
  Textron Financial Corp.,
    6.05%, 03/16/09 ..............................      Aaa           6,302       6,265,300
  Washington Mutual, Inc.
    7.50%, 08/15/06 ..............................       A3           7,000       6,924,750
                                                                             --------------
                                                                                354,626,920
                                                                             --------------
FOOD & BEVERAGE -- 0.3%
  Archer-Daniels Midland Co.,
    6.625%, 05/01/29 .............................      Aa3           8,900       7,571,497
  Coca-Cola Bottling Co.,
    6.375%, 05/01/09 .............................      Baa2          3,500       3,152,800
  Coca-Cola Enterprises, Inc.,
    7.125%, 09/30/09 (b)..........................       A2           1,650       1,618,650
                                                                             --------------
                                                                                 12,342,947
                                                                             --------------
FOREST PRODUCTS -- 0.7%
  Fort James Corp.,
    6.234%, 03/15/11 .............................      Baa3         11,000      10,886,040
                                                      MOODY'S     PRINCIPAL
LONG-TERM                                              RATING      AMOUNT        VALUE
BONDS (CONTINUED)                                   (UNAUDITED)     (000)      (NOTE 2)
                                                    ------------  ---------  --------------
FOREST PRODUCTS (CONT'D.)
  Georgia-Pacific Corp.,
    7.75%, 11/15/29 (b)...........................      Baa2      $   1,200  $    1,143,528
  Scotia Pacific Co.,
    7.71%, 01/20/14 ..............................      Baa2         29,500      22,125,000
                                                                             --------------
                                                                                 34,154,568
                                                                             --------------
HOSPITAL MANAGEMENT -- 0.1%
  Columbia/HCA Healthcare Corp., 6.91%,
    06/15/05 .....................................      Baa2          4,990       4,565,850
                                                                             --------------
INDUSTRIAL -- 0.2%
  Allied Waste Industries, Inc.,
    7.625%, 01/01/06 .............................      Ba2           4,700       4,230,000
  Cendant Corp.,
    7.75%, 12/01/03 ..............................      Baa1          2,000       1,995,200
  Compania Sud Americana de Vapores, S.A.,
    (Chile),
    7.375%, 12/08/03 .............................      Baa           3,650       3,476,880
                                                                             --------------
                                                                                  9,702,080
                                                                             --------------
INSURANCE -- 0.1%
  Conseco, Inc.,
    8.50%, 10/15/02 ..............................      Ba1           1,500       1,519,200
  Royal & Sun Alliance Insurance Group PLC,
    8.95%, 10/15/29 ..............................       A1           3,500       3,575,600
                                                                             --------------
                                                                                  5,094,800
                                                                             --------------
LEISURE & TOURISM -- 0.3%
  Harrahs Operating Co., Inc.
    7.875%, 12/15/05 .............................      Ba2             600         585,000
  ITT Corp.,
    6.75%, 11/15/03 ..............................      Baa2         14,000      13,023,220
  Marriott International,
    7.875%, 09/15/09 .............................      Baa1            475         467,524
  Park Place Entertainment,
    7.875%, 12/15/05 .............................      Ba2           5,030       4,803,650
                                                                             --------------
                                                                                 18,879,394
                                                                             --------------
MEDIA -- 0.5%
  Liberty Media Group,
    7.875%, 07/15/09 .............................      Baa3          2,400       2,390,640
    8.50%, 07/15/29 ..............................      Baa3          4,200       4,347,000
  Paramount Communications, Inc., 7.50%,
    01/15/02 .....................................      Ba2           9,100       9,119,747
  United News & Media PLC,
    7.25%, 07/01/04 ..............................      Baa2          3,180       3,054,072
  World Color Press, Inc.
    7.75%, 02/15/09 ..............................       B1           4,960       4,736,800
    8.375%, 11/15/08 .............................       B1           1,500       1,466,250
                                                                             --------------
                                                                                 25,114,509
                                                                             --------------
OIL & GAS -- 0.6%
  Atlantic Richfield Co.,
    5.55%, 04/15/03 ..............................       A2          22,500      21,570,300
  Amerada Hess Corp,
    7.375%, 10/01/09 .............................      Baa1            900         878,319
    7.875%, 10/01/29 .............................      Baa1          2,500       2,438,250
  B.J. Services Co.,
    7.00%, 02/01/06 ..............................      Ba1           4,000       3,785,360
  Eott Energy Partnership
    11.00%, 10/01/09 .............................      Ba2           3,935       4,092,400
                                                                             --------------
                                                                                 32,764,629
                                                                             --------------
OIL & GAS SERVICES -- 0.5%
  KN Energy, Inc.,
    6.30%, 03/01/21 ..............................      Baa2         20,000      19,792,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B31

DECEMBER 31, 1999

                                                      MOODY'S     PRINCIPAL
LONG-TERM                                              RATING      AMOUNT        VALUE
BONDS (CONTINUED)                                   (UNAUDITED)     (000)      (NOTE 2)
                                                    ------------  ---------  --------------
OIL & GAS SERVICES (CONT'D.)
  Northrop-Grumman Corp.,
    7.875%, 03/01/26 .............................      Ba1       $   5,300  $    4,971,824
  Seagull Energy Co.,
    7.875%, 08/01/03 .............................      Ba1           3,750       3,665,625
                                                                             --------------
                                                                                 28,429,449
                                                                             --------------
OIL & GAS EXPLORATION/PRODUCTION -- 0.1%
  Parker & Parsley, Petroleum Co., 8.875%,
    04/15/05 .....................................      Ba2           3,100       3,083,849
  Union Pacific Resources,
    7.95%, 04/15/29 (b)...........................      Baa3          3,700       3,591,627
                                                                             --------------
                                                                                  6,675,476
                                                                             --------------
RAILROADS -- 0.2%
  Norfolk Southern Corp.,
    6.875%, 05/01/01 .............................      Baa1          7,200       7,181,712
    6.95%, 05/01/02 ..............................      Baa1          2,500       2,489,200
  Union Pacific Corp.,
    7.375%, 09/15/09 .............................      Baa3            550         538,236
                                                                             --------------
                                                                                 10,209,148
                                                                             --------------
REAL ESTATE INVESTMENT TRUST -- 2.2%
  Duke Realty L.P.,
    7.30%, 06/30/03 ..............................      Baa2          4,350       4,301,715
  EOP Operating, L.P.,
    6.375%, 01/15/02 .............................      Baa1          5,000       4,888,000
    6.50%, 06/15/04 ..............................      Baa1          6,000       5,698,200
    6.625%, 02/15/05 .............................      Baa          18,187      17,153,978
    6.63%, 04/13/15 ..............................       A3           9,200       8,621,688
    7.10%, 06/23/04 ..............................       A3           2,375       2,320,684
  Felcor Suites, L.P.,
    7.375%, 10/01/04 .............................      Ba1          25,000      23,000,000
  Hanson Overseas B.V.,
    7.375%, 01/15/03 .............................       A3          17,400      17,452,026
  HMH Properties, Inc.
    7.875%, 08/01/05 .............................      Ba2           6,560       6,051,600
  HRPT Properties Trust
    7.426%, 07/09/07 .............................      Baa2          2,000       1,988,400
  Simon Debartolo Group, Inc.,
    6.75%, 06/15/05 ..............................      Baa1         17,500      16,306,500
                                                                             --------------
                                                                                107,782,791
                                                                             --------------
RETAIL -- 1.2%
  Federated Department Stores, Inc., 8.50%,
    06/15/03 .....................................      Ba1          34,890      35,856,104
  Kroger Co.
    6.34%, 06/01/01 ..............................      Baa3         10,450      10,332,438
    7.70%, 06/01/29 ..............................      Baa3          1,500       1,417,500
    7.25%, 06/01/09 ..............................      Baa3          6,000       5,760,000
  Saks Inc.,
    8.25%, 11/15/08 ..............................      Baa3          3,000       2,918,700
                                                                             --------------
                                                                                 56,284,742
                                                                             --------------
TELECOMMUNICATIONS -- 3.7%
  360 Communication Co.,
    7.125%, 03/01/03 .............................      Ba2          23,776      23,644,756
    7.60%, 04/01/09 ..............................      Ba1          12,885      12,891,958
  Airtouch Communications, Inc., 7.00%,
    10/01/03 .....................................      Baa2         16,800      16,784,040
  AT&T Canada, Inc., (Canada),
    7.65%, 09/15/06 ..............................      Baa3          2,400       2,388,024
  Electric Lightwave, Inc.,
    6.05%, 05/15/04 ..............................       A2           5,300       5,002,352
  Global Crossing Holdings, Ltd., 9.125%,
    11/15/06 .....................................      Ba2           9,035       8,933,356
                                                      MOODY'S     PRINCIPAL
LONG-TERM                                              RATING      AMOUNT        VALUE
BONDS (CONTINUED)                                   (UNAUDITED)     (000)      (NOTE 2)
                                                    ------------  ---------  --------------
TELECOMMUNICATIONS (CONT'D.)
  Lucent Technologies, Inc.,
    6.45%, 03/15/29 ..............................       A2       $  17,500  $   15,233,575
  Qwest Communications International Inc.,
    7.50%, 11/01/08 ..............................      Ba1          31,200      30,498,000
  Rogers Cantel, Inc.,
    9.375%, 06/01/08 .............................      Ba3           4,830       5,023,200
  Sprint Corp.,
    6.875%, 11/15/28 (b)..........................      Baa1         13,000      11,553,230
  Telecom De Puerto Rico,
    6.15%, 05/15/02 ..............................      Baa2         10,500      10,181,325
    6.65%, 05/15/06 ..............................      Baa2         10,700      10,152,053
    6.80%, 05/15/09 ..............................      Baa2          9,000       8,207,370
  US West, Inc.,
    6.875%, 08/15/01 .............................      Baa1         10,000       9,958,000
  Williams Communications Group, Inc.
    10.70%, 10/01/07 .............................       B2           4,100       4,305,000
    10.875%, 10/01/09 ............................       B2           1,400       1,464,750
  Worldcom, Inc.,
    6.95%, 08/15/28 (b)...........................      Baa2         17,700      16,070,892
                                                                             --------------
                                                                                192,291,881
                                                                             --------------
UTILITIES -- 1.5%
  AES Corp.
    9.50%, 06/01/09 ..............................      Ba1          10,000      10,200,000
  Calenergy Co. Inc.,
    6.96%, 09/15/03 ..............................      Ba1          15,000      14,661,000
  Calpine Corp.,
    10.50%, 05/15/06 .............................      Ba1           8,330       8,746,500
  CMS Energy Corp.,
    8.00%, 07/01/11 ..............................      Ba3           7,200       7,132,320
  Cogentrix Energy, Inc.,
    8.10%, 03/15/04 ..............................      Ba1           5,775       5,542,499
  Edison Mission Energy,
    7.73%, 06/15/09 ..............................       A3           5,000       4,979,850
  El Paso Energy,
    6.625%, 07/15/01 .............................      Baa2          6,000       5,952,420
  Hydro-Quebec,
    7.50%, 04/01/16 ..............................       A2           2,075       2,029,578
  PSEG Energy Holdings, Inc.,
    10.00%, 10/01/09 .............................      Ba1           4,590       4,532,625
  Sonat, Inc.
    7.625%, 07/15/11 .............................      Baa1          7,800       7,651,410
  Utilicorp United, Inc.,
    7.00%, 07/15/04 ..............................      Baa3          5,000       4,828,700
                                                                             --------------
                                                                                 76,256,902
                                                                             --------------
WASTE MANAGEMENT -- 0.3%
  USA Waste Service,
    6.125%, 07/15/01 .............................      Baa3         15,695      14,937,716
                                                                             --------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 5.0%
  Federal National Mortgage Association, Zero
    Coupon,
    10/09/19(b)...................................                   11,800       2,907,638
  United States Treasury Note,
    5.875%, 11/15/04(b)...........................                    4,980       4,882,741
    6.00%, 08/15/09(b)............................                    2,555       2,475,156
    6.75%, 08/15/26(b)............................                   70,200      70,529,238
    6.375%, 08/15/27(b)...........................                   61,400      58,972,858
  United States Treasury Bond,
    7.50%, 11/15/24(b)............................                   38,800      42,358,736
    8.125%, 08/15/21(b)...........................                   45,000      51,609,150
    5.25%, 02/15/29(b)............................                   18,320      15,148,258
    6.125%, 08/15/29(b)...........................                    5,000       4,766,400
                                                                             --------------
                                                                                253,650,175
                                                                             --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B32

DECEMBER 31, 1999

                                                      MOODY'S     PRINCIPAL
LONG-TERM                                              RATING      AMOUNT        VALUE
BONDS (CONTINUED)                                   (UNAUDITED)     (000)      (NOTE 2)
                                                    ------------  ---------  --------------
FOREIGN GOVERNMENT BONDS -- 1.6%
  Junta De Andaluci, (Spain),
    7.25%, 10/01/29 ..............................      Aa3       $     840  $      800,688
  Province of Saskatchewan, (Canada),
    9.125%, 02/15/21 .............................       A2           2,300       2,650,152
  Quebec Province, (Canada),
    7.50%, 09/15/29 (b)...........................       A2           3,700       3,639,320
    7.50%, 07/15/23 (b)...........................       A1           7,500       7,312,875
  Republic of Argentina
    Zero Coupon, 10/15/01 ........................      BBB           7,625       6,385,938
  Republic of Columbia,
    9.75%, 04/23/09 (b)...........................      Baa3          4,500       4,173,750
  Republic of Mexico,
    6.836%, 12/31/19 .............................      Ba2           9,750       9,152,810
    6.932%, 12/31/19 .............................      Ba2           3,550       3,332,563
    6.942%, 12/31/19 .............................      Ba2           6,900       6,477,375
  Republic of Panama,
    4.25%, 07/17/14 ..............................      Ba1          10,600       8,321,000
  Republic of Philippines,
    8.875%, 04/15/08 .............................      Ba1           5,400       5,265,000
  Republic of Poland,
    4.00%, 10/27/24 ..............................      Baa3         11,300       7,458,000
  United Mexican States,
    10.375%, 02/17/09 ............................      Ba1          15,500      16,430,000
                                                                             --------------
                                                                                 81,399,471
                                                                             --------------
TOTAL LONG-TERM BONDS
  (cost $1,820,813,183)....................................................   1,746,371,467
                                                                             --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $4,170,115,621)....................................................   4,577,251,639
                                                                             --------------

SHORT-TERM INVESTMENTS -- 20.6%
CERTIFICATE OF DEPOSIT -- 1.0%
  Bank of Montreal
    5.96%, 1/14/00 (c)(d).........................       P1          50,000      50,000,000
                                                                             --------------
CERTIFICATE OF DEPOSIT-YANKEE -- 1.0%
  Svenska Handels Bank
    6.07%, 1/14/00 (c)(d).........................       P1          50,000      50,000,000
                                                                             --------------
COMMERCIAL PAPER -- 11.2%
  Baker Hughes,
    4.75%, 01/03/00 ..............................       P1           1,000         999,736
  Barton Capital Corp,
    6.00%, 01/11/00 (c)(d)........................       P1          12,391      12,374,479
    6.06%, 02/02/00 ..............................       P1           7,138       7,099,550
    6.10%, 02/03/00 ..............................       P1           3,700       3,679,311
    6.20%, 01/20/00 ..............................       P1          30,000      29,901,833
    6.56%, 02/11/00 (c)(d)........................       P1           4,000       3,971,573
    6.75%, 02/01/00 (c)(d)........................       P1           6,275       6,240,880
  Baus Funding LLC,
    6.20%, 01/25/00 ..............................       P1          10,000       9,958,668
    6.20%, 01/31/00 ..............................       P1          15,000      14,922,500
  Bayerische Landesbank,
    5.98%, 02/23/00 ..............................       P3           1,000         991,196
  BCI Funding Corp,
    6.33%, 01/11/00 ..............................       P1           1,500       1,497,363
  Bell Atlantic Financial Services,
    5.20%, 01/07/00 ..............................       P3           1,012       1,011,123
                                                      MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT        VALUE
SHORT-TERM INVESTMENTS (CONT'D)                     (UNAUDITED)     (000)      (NOTE 2)
                                                    ------------  ---------  --------------
COMMERCIAL PAPER (CONT'D.)
  Central & Southwest Corp.,
    7.20%, 01/21/00 (c)(d)........................       P1       $  25,000  $   24,910,000
  Clipper Receivables Corp.,
    6.12%, 01/24/00 ..............................       P1          37,446      37,299,586
  Coastal Corp.,
    6.50%, 01/14/00 (c)(d)........................       P1          35,000      34,930,485
  Coca Cola Enterprises,
    5.25%, 01/03/00 ..............................       P1           1,000         999,709
  Comdisco, Inc.,
    6.45%, 01/31/00 (c)(d)........................       P1          25,000      24,874,580
  Cox Enterprises, Inc.,
    6.57%, 01/19/00 (c)(d)........................       P1          10,495      10,464,355
    6.85%, 01/21/00 (c)(d)........................       P1          26,000      25,910,950
  Cregem North America,
    5.97%, 03/01/00 ..............................       P1             949         939,557
  CXC, Inc.,
    6.00%, 01/21/00 ..............................       P1           1,700       1,694,333
  Deutche Bank Financial, Inc.,
    6.10%, 02/02/00 ..............................       P1             800         795,662
  Duke Energy Corp.,
    5.00%, 01/03/00 ..............................       P1             950         949,736
  Enterprise Funding Corp.,
    6.38%, 01/14/00 ..............................       P1           2,032       2,027,318
  Falcon Asset Securitization,
    6.24%, 01/21/00 ..............................       P1           6,850       6,826,253
  Ford Motor Credit Co.,
    6.00%, 01/21/00 ..............................       P1           1,153       1,149,157
  General Electric Capital Corp.,
    6.33%, 01/26/00 ..............................       P1             650         647,143
  General Motors Acceptance Corp.,
    5.99%, 02/17/00 ..............................       P1           1,000         992,180
  Heller Financial, Inc.,
    6.00%, 01/13/00 (c)(d)........................       P1          12,500      12,479,167
    6.05%, 01/14/00 (c)(d)........................       P1          40,000      39,926,056
  Kerr Mcgee Credit,
    6.50%, 01/13/00 (c)(d)........................       P1          40,000      39,927,778
    6.45%, 01/14/00 (c)(d)........................       P1           9,300       9,281,671
  Keyspan Corp.,
    6.50%, 01/12/00 (c)(d)........................       P1          49,000      48,920,375
  Merrill Lynch & Co. Inc.,
    6.12%, 01/18/00 ..............................       P1           1,388       1,383,989
  Novartis Finance Corp.,
    5.50%, 01/05/00 ..............................       P1           1,000         999,389
  Old Line Funding Corp.,
    6.30%, 01/19/00 ..............................       P1           2,269       2,261,853
    6.33%, 01/12/00 ..............................       P1           8,500       8,483,560
  PHH Corp.,
    6.95%, 01/27/00 (c)(d)........................       P1          25,000      24,884,167
  Sonoco Products,
    6.05%, 02/03/00 ..............................       P1             700         696,118
  Thunder Bay Funding, Inc.,
    6.06%, 02/04/00 ..............................       P1          13,680      13,601,705
    6.20%, 01/19/00 ..............................       P1          14,827      14,781,036
  Triple-A One Plus Funding,
    6.20%, 01/20/00 ..............................       P1           6,019       5,999,304
    6.27%, 01/14/00 ..............................       P1          46,000      45,895,849

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B33

DECEMBER 31, 1999

                                                      MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT        VALUE
SHORT-TERM INVESTMENTS (CONT'D)                     (UNAUDITED)     (000)      (NOTE 2)
                                                    ------------  ---------  --------------
COMMERCIAL PAPER (CONT'D.)
  Variable Funding Corp.,
    6.25%, 01/20/00 (c)(d)........................       P1       $  20,000  $   19,940,972
  Windmill Funding Corp.,
    6.38%, 01/07/00 (c)(d)........................       P1          17,000      16,987,949
                                                                             --------------
                                                                                574,510,154
                                                                             --------------
EURO-TIME DEPOSIT -- 0.2%
  Chase Manhattan Bank
    5.50%, 01/03/00 (c)(d)........................       P1          10,000      10,000,000
                                                                             --------------
OTHER CORPORATE OBLIGATIONS -- 2.4%
  Banco de Commercio Exterior de Columbia, SA,
    M.T.N., (Colombia),
    8.625%, 06/02/00 .............................       P1           5,500       5,445,000
  Carnival Corp.,
    5.65%, 10/15/00 ..............................       A2           5,000       4,953,450
  Comdisco, Inc.,
    5.94%, 04/13/00 ..............................      Baa1         12,500      12,461,250
    6.32%, 11/27/00 ..............................      Baa1         19,000      18,870,800
  Dayton Hudson Corp.,
    5.95%, 06/15/00 ..............................       A3           9,000       8,987,310
  Equity Residential Properties Trust,
    6.15%, 09/15/00 ..............................       A3          25,000      24,795,000
  GTE Corp.,
    9.375%, 12/01/00 .............................      Baa1         11,000      11,264,770
  ICI Wilmington, Inc.,
    9.50%, 11/15/00 ..............................      Baa1          6,500       6,625,646
  ITT Corp.,
    6.25%, 11/15/00 ..............................      Baa2          5,183       5,082,088
  Niagara Mohawk Power,
    7.00%, 10/01/00 ..............................      Ba3          18,902      18,892,994
  Ryder System, Inc.,
    7.51%, 03/24/00 ..............................      Baa1          3,000       3,006,510
    8.34%, 01/26/00 ..............................      Baa1          5,000       5,006,846
                                                                             --------------
                                                                                125,391,664
                                                                             --------------
TIME DEPOSIT -- 1.3%
  Abbey National Treasury
    9.50%, 01/04/00 (c)(d)........................       NR          50,000      50,000,000
  Banque National
    2.00%, 01/03/00 (c)(d)........................       NR           2,071       2,071,000
  Deutche Bank
    5.00%, 01/03/00 (c)(d)........................       NR          13,000      13,000,000
                                                                             --------------
                                                                                 65,071,000
                                                                             --------------
                                                                  PRINCIPAL
SHORT-TERM                                                         AMOUNT        VALUE
INVESTMENTS (CONT'D)                                                (000)      (NOTE 2)
                                                                  ---------  --------------
REPURCHASE AGREEMENT -- 3.2%
  Joint Repurchase Agreement Account,
    2.875%, 01/03/00 (Note 5) ....................                $ 164,437  $  164,437,000
                                                                             --------------
U.S. GOVERNMENT OBLIGATIONS -- 0.3%
  United States Treasury Bill
    5.19%, 03/16/00 ..............................                      600         593,506
    5.196%, 03/16/00 .............................                   14,000      13,848,450
                                                                             --------------
                                                                                 14,441,956
                                                                             --------------
TOTAL SHORT-TERM INVESTMENTS
  (cost $1,049,509,711)....................................................   1,053,851,774
                                                                             --------------
TOTAL INVESTMENTS -- 109.9%
  (cost $5,219,625,332; Note 6)............................................   5,631,103,413
                                                                             --------------
VARIATION MARGIN ON OPEN FUTURES CONTRACTS(e)..............................
                                                                                   (598,738)
                                                                             --------------
LIABILITIES IN EXCESS OF OTHER ASSETS -- (9.9%)............................
                                                                               (505,240,380)
                                                                             --------------
TOTAL NET ASSETS -- 100%...................................................  $5,125,264,295
                                                                             ==============

The following abbreviations are used in portfolio descriptions:
  ADR   American Depository Receipt
  GDR   Global Depository Receipt
  L.P.  Limited Partnership
M.T.N.  Medium Term Note
  PLC   Public Limited Company
  SA Sociedad Anonima (Spanish Corporation) or Societe Anonyme (French Corporation)

(a)  Non-Income producing security.

(b) Portion of securities on loan with an aggregate market value of $503,764,431; cash collateral of $526,881,461 was received with which the portfolio purchased securities.

(c) Represents security purchased with cash collateral received for securities on loan.

(d)  Security segregated as collateral for future contracts.

(e)  Open Future Contracts as of December 31, 1999 are as follows:

                                                                          VALUE AT
      NUMBER OF                                EXPIRATION   VALUE AT    DECEMBER 31,    APPRECIATION/
      CONTRACTS                 TYPE              DATE     TRADE DATE       1999        DEPRECIATION
Long Position:
                       U.S. 5 yr Treasury
         763           Note                     Mar 00      $1,812,125   $   844,781     $  (967,344)
        1,115          U.S. Treasury Bond       Mar 00       6,695,155     3,073,281      (3,621,874)
         232           S&P 500 Index            Mar 00       1,437,163     4,509,603       3,072,440
                                                                                         -----------
                                                                                         $(1,516,778)
                                                                                         ===========

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B34

                           HIGH YIELD BOND PORTFOLIO
DECEMBER 31, 1999

LONG-TERM INVESTMENTS -- 92.7%                        MOODY'S                       PRINCIPAL
                                                       RATING     INTEREST MATURITY  AMOUNT        VALUE
CORPORATE BONDS -- 83.0%                            (UNAUDITED)   RATE      DATE      (000)      (NOTE 2)
                                                    ------------  -----   --------  ---------  --------------
AEROSPACE -- 0.5%
  BE Aerospace, Inc., Sr. Sub. Notes, AB .........       B1        9.50%  11/01/08  $   1,000  $      935,000
  Compass Aerospace Corp., Sr. Sub. Notes ........      Caa1      10.125% 04/15/05        750         412,500
  Stellex Industries, Inc., Sr. Sub. Notes .......       B3        9.50%  11/01/07      4,000       2,860,000
                                                                                               --------------
                                                                                                    4,207,500
                                                                                               --------------
AUTOMOTIVE PARTS -- 1.9%
  AM General Corp., Sr. Notes ....................       B3       12.875% 05/01/02      3,375       3,003,750
  Collins & Aikman Products, Gtd. Notes ..........       B2       11.50%  04/15/06        470         464,125
  Hayes Lemmerz International, Inc., Notes .......       B2        8.25%  12/15/08        800         736,000
  Hayes Wheels Int'l, Inc., Sr. Sub. Notes .......       B2       9.125%  07/15/07      1,000         965,624
  JPS Automotive Products Corp., L.P., Sr.
    Notes ........................................       B2       11.125% 06/15/01      4,000       3,980,000
  Paragon Corp. Holdings, Sr. Notes ..............       B3       9.625%  04/01/08      2,000         600,000
  Standyne Automotive Corp., Sr. Sub. Notes ......      Caa       10.25%  12/15/07      3,000       2,430,000
  United Rentals, Inc., Gtd. Notes ...............       B1        8.80%  08/15/08      1,370       1,277,525
  Venture Holdings, Sr. Notes ....................       NR        9.50%  07/01/05      2,270       2,065,700
                                                                                               --------------
                                                                                                   15,522,724
                                                                                               --------------
BANKS -- 0.4%
  Sovereign Bancorp, Sr. Notes ...................      Ba3       6.625%  03/15/01        795         769,162
  Sovereign Bancorp, Sr. Notes ...................      Ba3       10.50%  11/15/06      2,500       2,550,000
                                                                                               --------------
                                                                                                    3,319,162
                                                                                               --------------
BROADCASTING & OTHER MEDIA -- 4.5%
  Ackerley Group, Sr. Sub. Notes .................       B2        9.00%  01/15/09      6,000       5,880,000
  American Lawyer Media Holdings, Inc., Sr. Disc
    Notes, Zero Coupon (until 12/15/02)...........       B3       12.25%  12/15/08      3,000       2,077,500
  Capstar Broadcasting Partners, Inc., Sr. Sub.
    Notes ........................................       B2        9.25%  07/01/07        875         890,313
  Chancellor Media Corp., Sr. Sub. Notes .........       B1        9.00%  10/01/08      2,025       2,106,000
  Globo Communicacoes, Sr. Notes (Brazil) ........       B2       10.50%  12/20/06      1,300       1,079,000
  Grupo Televisa SA, Sr. Disc. Notes, Zero Coupon
    (until 05/15/01) (Mexico).....................      Ba2       13.25%  05/15/08      1,175       1,072,188
  Imax Corp., Sr. Notes ..........................      Ba2       7.875%  12/01/05        500         470,000
  Liberty Group Publishing, Sr. Disc. Notes, Zero
    Coupon (until 2/01/03)........................      Caa1      11.625% 02/01/09        240         120,000
  Lin Holdings Corp., Sr. Disc. Notes, Zero Coupon
    (until 03/01/03)..............................       B3       10.00%  03/01/08        500         337,500
  Mail-Well Corp., Sr. Sub. Notes ................       B1        8.75%  12/15/08      4,750       4,512,500
  Radio Unica, Sr. Disc. Notes, Zero Coupon
    (until 08/01/02)..............................       NR       11.75%  08/01/06      2,750       1,794,375
  SFX Entertainment, Sr. Sub. Notes ..............       B3       9.125%  12/01/08   4,000(e)       3,820,000
  Spectrasite Holdings, Inc., Sr. Disc. Notes,
    Zero Coupon (until 04/15/04)..................       NR       11.25%  04/15/09        900         477,000
  Susquehanna Media Co., Sr. Sub. Notes ..........       B1        8.50%  05/15/09      1,800       1,750,500
  Transwestern Publishing, Sr. Disc. Notes, Zero
    Coupon (until 11/15/02), PIK..................       B3       11.875% 11/15/08      3,650       2,628,000
  TV Azteca SA de CV, Sr. Notes (Mexico) .........       NR       10.50%  02/15/07      2,850       2,465,250
  TVN Enterainment Corp., Sr. Notes ..............       NR       14.00%  08/01/08      3,750       1,312,500
  World Color Press, Sr. Sub. Notes ..............       B1        7.75%  02/15/09      2,375       2,268,125
  World Color Press, Sr. Sub. Notes ..............       B1       8.375%  11/15/08        875         855,313
                                                                                               --------------
                                                                                                   35,916,064
                                                                                               --------------
BUILDING & RELATED INDUSTRIES -- 1.8%
  Ainsworth Lumber Co., Ltd., Bonds, PIK .........       B3       12.50%  07/15/07      4,625       5,110,625
  Engle Homes, Inc., Sr. Notes ...................       B1        9.25%  02/01/08      2,300       2,058,500
  Formica Corp., Sr. Sub. Notes ..................       B3       10.875% 03/01/09      4,250       3,888,750
  New Millenium Homes, Sr. Notes .................       NR       14.00%  09/03/04      3,000
                                                                                                    2,610,000
  Standard Pacific Corp., Sr. Notes ..............      Ba2        8.50%  04/01/09        590         551,650
  Webb (Del E.), Sr. Sub. Deb. ...................       B2       9.375%  05/01/09        425         388,875
                                                                                               --------------
                                                                                                   14,608,400
                                                                                               --------------
CABLE -- 7.2%
  Adelphia Communications, Co., Sr. Notes, PIK ...       B3        9.50%  02/15/04         43          43,206
  Adelphia Communications, Corp., Sr. Notes ......       B2       10.50%  07/15/04        500         521,250
  Avalon Cable Holding, Sr. Disc. Notes, Zero
    Coupon (until 12/01/03).......................      Caa       11.875% 12/01/08      6,000       3,915,000
  CD Radio, Inc., Sr. Disc. Notes, Zero Coupon
    (until 12/01/02)..............................      Caa       15.00%  12/01/07      4,245       2,207,400
  Charter Communications Holdings LLC, Sr. Disc.
    Notes ........................................       B2       8.625%  04/01/09      2,000       1,865,000
  Charter Communications Holdings LLC, Sr. Disc.
    Notes, Zero Coupon (until 04/01/04)...........       B2        9.92%  04/01/11      4,855       2,888,725
  Classic Cable, Inc., Gtd. Notes ................       B3       9.375%  08/01/09      1,095       1,056,675

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B35

DECEMBER 31, 1999

                                                      MOODY'S                       PRINCIPAL
                                                       RATING     INTEREST MATURITY  AMOUNT        VALUE
CORPORATE BONDS (CONTINUED)                         (UNAUDITED)   RATE      DATE      (000)      (NOTE 2)
                                                    ------------  -----   --------  ---------  --------------
  Diamond Cable Communications, Sr. Disc. Notes,
    Zero Coupon (until 2/15/02)
    (United Kingdom)..............................       NR       10.75%  02/15/07  $   4,000  $    3,190,000
  Falcon Holding Group, Sr. Disc. Deb., Zero
    Coupon (until 04/15/03).......................       B2       9.285%  04/15/10      3,500       2,625,000
  International Cabletel, Inc., Sr. Disc. Notes,
    Zero Coupon (until 04/15/00)..................       B3       12.75%  04/15/05      6,100       6,100,000
  Mediacom LLC, Sr. Notes ........................      Ba2       7.875%  02/15/11      2,000       1,760,000
  Multicanal SA, Bonds ...........................      Ba3       13.125% 04/15/09   2,400(e)       2,364,000
  NTL, Inc., Sr. Notes, Zero Coupon
    (until 04/01/03) .............................       B3        9.75%  04/01/08      2,000       1,380,000
  NTL, Inc., Sr. Notes, Zero Coupon
    (until 10/01/03) .............................       B3       12.375% 10/01/08      1,750       1,233,750
  Rogers Cablesystems Ltd., Gtd. Notes ...........       B2       11.00%  12/01/15        235         266,137
  Rogers Cablesystems, Inc., Sr. Sec'd. Notes
    (Canada) .....................................      Ba3       10.00%  03/15/05      1,000       1,070,000
  Scott Cable Communications, Jr. Sub., PIK ......       NR       16.00%  07/18/02        108          27,000
  Star Choice Communications, Inc., Sr. Notes,
    (Canada) .....................................       NR       13.00%  12/15/05      3,000       3,052,500
  Telewest Communications PLC, Sr. Disc. Deb.,
    Zero Coupon (until 04/15/04)
    (United Kingdom)..............................       B1        9.25%  04/15/09      1,600       1,016,000
  Telewest Communications PLC, Sr. Disc. Deb.,
    Zero Coupon (until 10/01/00)
    (United Kingdom)..............................       B1       11.00%  10/01/07      2,850       2,657,625
  Time Warner Telecommunications LLC, Sr.
    Notes ........................................       B2        9.75%  07/15/08      2,450       2,511,250
  United International Holdings, Sr. Disc. Notes,
    Zero Coupon (until 02/15/03)..................       B3       10.75%  02/15/08      9,750       6,240,000
  United Pan-Europe Communication, Sr. Disc.
    Notes ........................................       B2       10.875% 08/01/09     13,620       9,551,550
                                                                                               --------------
                                                                                                   57,542,068
                                                                                               --------------
CHEMICALS -- 2.3%
  Georgia Gulf Corp., Sr. Sub. Notes .............       B1       10.375% 11/01/07        235         245,281
  GNI Group, Inc., Sr. Notes(b) (cost $4,000,000;
    purchased 07/23/98)...........................       B2       10.875% 07/15/05      4,000       1,720,000
  Huntsman ICI Chemical, Sr. Sub. Notes ..........       B2       10.125% 07/01/09      3,500       3,587,500
  Lyondell Chemical Co., Sr. Sub. Notes ..........      Ba3       10.875% 05/01/09      7,250       7,503,750
  Sterling Chemical Holdings, Inc., Sr. Sub.
    Notes ........................................       B3       13.50%  08/15/06      1,575       1,181,250
  Sterling Chemical Holdings, Inc., Sr. Sub.
    Notes ........................................       B3       12.375% 07/15/06        690         710,700
  ZSC Specialty Chemical PLC, Sr. Notes ..........       B2       11.00%  07/01/09      3,180       3,291,300
                                                                                               --------------
                                                                                                   18,239,781
                                                                                               --------------
CONSUMER PRODUCTS -- 2.9%
  Coinstar, Inc., Sr. Disc. Notes ................       NR       13.00%  10/01/06      3,275       3,373,250
  Consumers International, Inc., Sr. Notes .......      Ba3       10.25%  04/01/05      3,125       2,500,000
  Corning Consumer Products, Sr. Sub. Notes ......       B3       9.625%  05/01/08      4,250       3,336,250
  Electronic Retailing Systems, Sr. Disc. Notes,
    Zero Coupon (until 02/01/00)..................       NR       13.25%  02/01/04      2,000         440,000
  Hedstrom Corp., Sr. Sub. Notes .................       NR       10.00%  06/01/07        900          54,000
  Hedstrom Holding, Inc., Sr. Disc. Notes, Zero
    Coupon (until 06/01/02) ......................       NR       12.00%  06/01/09        400           4,000
  Interact Systems, Inc., Sr. Disc. Notes, PIK ...       NR       14.00%  08/01/03      2,200       1,188,393
  La Petite Holdings, Sr. Notes ..................       B3       10.00%  05/15/08      1,250         918,750
  Packaging Resources Group, Sr. Notes, PIK ......       NR       13.00%  06/30/03      2,251       1,958,644
  Radnor Holdings, Inc., Sr. Notes ...............       B2       10.00%  12/01/03      1,750       1,750,000
  Revlon Consumer Products Corp., Sr. Notes,
    PIK ..........................................       B2        9.00%  11/01/06      2,250       1,710,000
  Sealy Mattress Co., Sr. Sub. Disc. Notes, Zero
    Coupon (until 12/15/02).......................       B3       10.875% 12/15/07        470         329,000
  Waste Systems International, Sr. Sub. Notes ....       B2       11.50%  01/15/06      4,000       3,875,000
  Windmere-Durable Holdings, Inc., Sr. Notes .....       B3       10.00%  07/31/08      2,000       1,950,000
                                                                                               --------------
                                                                                                   23,387,287
                                                                                               --------------
CONTAINERS -- 0.1%
  Ball Corp., Sr. Sub. Notes .....................       B1        8.25%  08/01/08        500         480,000
  Owens-Illinois, Inc., Deb. Notes ...............      Ba1        7.50%  05/15/10        340         298,935
                                                                                               --------------
                                                                                                      778,935
                                                                                               --------------
DIVERSIFIED INDUSTRIES -- 0.4%
  Gentek, Inc., Gtd. Notes .......................       B2       11.00%  08/01/09      1,620       1,684,800
  SCG Holding & Semiconductor Co., Sr. Sub.
    Notes ........................................       B2       12.00%  08/01/09      1,750       1,859,375
                                                                                               --------------
                                                                                                    3,544,175
                                                                                               --------------
DRUGS & HEALTHCARE -- 2.4%
  Columbia/HCA Healthcare Corp., Notes ...........      Ba2        7.50%  11/15/2095      570         473,100
  Concetra Operating Corp., Sr. Sub. Notes .......       B3       13.00%  08/15/09      1,935       1,760,850
  Dade International, Inc., Sr. Sub Notes ........       B3       11.125% 05/01/06      5,050       4,949,000
  Genesis Health Ventures, Sr. Sub. Notes ........      Caa1      9.875%  01/15/09      1,750         735,000
  Harborside Healthcare Corp., Sr. Sub. Disc.
    Notes, Zero Coupon (until 08/01/03)...........       B3       11.00%  08/01/08      2,500         800,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B36

DECEMBER 31, 1999

                                                      MOODY'S                       PRINCIPAL
                                                       RATING     INTEREST MATURITY  AMOUNT        VALUE
CORPORATE BONDS (CONTINUED)                         (UNAUDITED)   RATE      DATE      (000)      (NOTE 2)
                                                    ------------  -----   --------  ---------  --------------
  Healthsouth Corp. Sr. Notes ....................      Baa3      6.875%  06/15/05  $   1,405  $    1,216,449
  ICN Pharmaceuticals, Inc., Sr. Sub. Notes ......      Ba3        8.75%  11/15/08      3,250       3,103,750
  Integrated Health Services, Inc., Sr. Sub.
    Notes(d)......................................       C         9.25%  01/15/08      3,250         268,125
  Magellan Health Services, Sr. Sub. Notes .......      Caa1       9.00%  02/15/08      7,000       5,670,000
  Mariner Post Acute Network, Inc., Sr. Sub. Disc.
    Notes, Zero Coupon (until 11/01/02)...........       B3       10.50%  11/01/07      5,520          27,600
                                                                                               --------------
                                                                                                   19,003,874
                                                                                               --------------
DRUGS & MEDICAL SUPPLIES -- 1.0%
  Lifepoint Hospitals Holdings, Sr. Sub. Notes ...       B3       10.75%  05/15/09        675         702,000
  Team Health, Inc., Sr. Sub. Notes ..............       B3       12.00%  03/15/09   3,250(e)       3,168,750
  Triad Hospitals Holding, Sr. Sub. Notes ........       B3       11.00%  05/15/09      4,285       4,456,400
                                                                                               --------------
                                                                                                    8,327,150
                                                                                               --------------
ENERGY -- 4.3%
  Anker Coal Group, Inc., Sr. Notes(b) PIK (cost
    $2,491,676; purchased 10/01/99)...............       B3       14.25%  09/01/07      2,400       1,752,000
  Applied Power, Inc., Sr. Sub. Notes ............       B1        8.75%  04/01/09      1,450       1,417,375
  Chesapeake Energy Corp., Sr. Notes .............       B1       9.625%  05/01/05      3,200       3,024,000
  Clark USA, Inc., Sr. Notes .....................       B3       10.875% 12/01/05      1,250         562,500
  CMS Energy Corp., Sr. Notes ....................      Ba3        7.50%  01/15/09      1,125       1,035,000
  Gothic Production Corp., Sr. Notes .............       B3       11.125% 05/01/05        550         462,000
  Great Lakes Carbon Corp., Sr. Sub. Notes PIK ...       B3       10.25%  05/15/08      2,000       1,900,000
  Grey Wolf, Sr. Notes ...........................       B1       8.875%  07/01/07      2,295       2,122,875
  Nuevo Energy Co., Sr. Sub. Notes ...............       B1        9.50%  06/01/08        625         625,000
  P & L Coal Holdings, Sr. Notes .................      Ba3       8.875%  05/15/08      1,750       1,710,625
  P & L Coal Holdings, Sr. Sub. Notes ............       B2       9.625%  05/15/08      1,245       1,210,762
  Parker Drilling Corp., Sr. Sub. Notes ..........       B1        9.75%  11/15/06      3,005       2,907,337
  RBF Finance Co., Sr. Sec'd. Notes(b) (cost
    $2,531,177; purchased on various dates:
    8/23/99 through 10/06/99).....................      Ba3       11.00%  03/15/06      2,410       2,602,800
  RBF Finance Co., Sr. Sec'd. Notes(b) (cost
    $2,600,000; purchased 3/19/99)................      Ba3       11.375% 03/15/09      2,600       2,795,000
  R&B Falcon Corp., Sr. Notes(b) (cost $952,809;
    purchased 12/17/98)...........................       NR       12.25%  03/15/06        935       1,033,175
  Santa Fe Energy Resources, Gtd., Notes .........       B2        8.75%  06/15/07      1,000         995,000
  Seven Seas Petroleum, Inc., Sr. Notes ..........      Caa1      12.50%  05/15/05      1,500         630,000
  Tesoro Petroleum Corp., Sr. Sub. Notes .........       B1        9.00%  07/01/08      3,000       2,857,500
  Universal Compression Holdings, Sr. Disc. Notes,
    Zero Coupon (until 02/15/03)..................       B2       9.875%  02/15/08      1,750       1,085,000
  Universial Compression Holdings, Sr. Disc.
    Notes, Zero Coupon (until 02/15/03)...........       B3       11.375% 02/15/09        700         378,000
  York Power Funding, Sr. Sec'd. Notes (Cayman
    Islands) .....................................      Ba3       12.00%  10/30/07      3,000       3,090,000
                                                                                               --------------
                                                                                                   34,195,949
                                                                                               --------------
FINANCIAL SERVICES -- 1.8%
  AmeriCredit Corp., Sr. Notes ...................       B1        9.25%  02/01/04   1,350(e)       1,350,000
  AmeriCredit Corp., Sr. Notes ...................      Ba1       9.875%  04/15/06      3,000       3,030,000
  Amresco, Inc., Sr. Sub. Notes ..................      Caa3      10.00%  03/15/04        280         182,000
  Amresco, Inc., Sr. Sub. Notes ..................       B2       9.875%  03/15/05      3,975       2,623,500
  BF Saul Corp., Sr. Notes .......................       B3        9.75%  04/01/08      1,750       1,592,500
  Delta Financial Corp., Sr. Notes ...............       B1        9.50%  08/01/04      1,075         698,750
  Lodgian Financing Corp., Gtd. Notes ............       B3       12.25%  07/15/09   2,000(e)       1,990,000
  Metris Companies, Inc., Gtd. Notes .............      Ba3       10.125% 07/15/06      3,000       2,850,000
                                                                                               --------------
                                                                                                   14,316,750
                                                                                               --------------
FOOD & BEVERAGE -- 4.1%
  Advantica Restaurant Group, Sr. Notes ..........       NR       11.25%  01/15/08      4,762       3,595,665
  Agrilink Foods, Inc., Gtd. Notes ...............       B3       11.875% 11/01/08      1,760       1,777,600
  Ameriking, Inc., Sr. Notes .....................       B3       10.75%  12/01/06      1,000         925,000
  Ameriserv Food Distribution Co., Gtd. Notes ....       B3       8.875%  10/15/06      3,000       1,650,000
  Carrols Corp., Sr. Sub. Notes ..................       B2        9.50%  12/01/08      2,885       2,625,350
  CKE Restaurants, Inc., Gtd. Notes ..............       B1       9.125%  05/01/09      2,250       1,710,000
  Del Monte Foods Co., Sr. Disc. Notes, Zero
    Coupon (until 12/05/02) ......................      Caa1      12.50%  12/15/07        210         162,750
  Dominos, Inc., Notes ...........................       B3       10.375% 01/15/09        500         480,000
  Family Restaurant Corp., Sr. Disc. Notes .......       NR       15.00%  01/24/02      3,000       2,790,000
  Fresh Foods, Inc., Bonds .......................       B3       10.75%  06/01/06      2,500       2,356,250
  Grupo Azucarero, Sr. Notes (Mexico) ............       B3       11.50%  01/15/05      2,900       1,189,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B37

DECEMBER 31, 1999

                                                      MOODY'S                       PRINCIPAL
                                                       RATING     INTEREST MATURITY  AMOUNT        VALUE
CORPORATE BONDS (CONTINUED)                         (UNAUDITED)   RATE      DATE      (000)      (NOTE 2)
                                                    ------------  -----   --------  ---------  --------------
  Packaged Ice, Inc., Sr. Notes ..................       B3        9.75%  02/01/05  $   2,880  $    2,635,200
  Pilgrim's Pride Corp. Sr. Sub. Notes ...........       B1       10.875% 08/01/03        420         423,150
  Premium Standard Farms, Sr. Sec'd. Notes, PIK(b)
    (cost $284,644; purchased 2/25/99)............       NR       11.00%  09/17/03        285         293,184
  Purina Mills, Inc., Sr. Sub. Notes(b)(d) (cost
    $3,489,351; purchased 1/07/99 and 1/08/99)....       Ca        9.00%  03/15/10      3,500         875,000
  Sbarro, Inc., Sr. Notes ........................      Ba3       11.00%  09/15/09      1,260       1,304,100
  SFC New Holdings, Inc., Sr. Notes PIK ..........      Caa1      11.25%  08/15/01      2,765       2,633,662
  SFC New Holdings, Inc., Sr. Sub. Notes .........       NR       13.25%  08/15/03   1,853(e)       1,315,835
  SFC Sub, Inc., Deb. Notes, Zero Coupon (until
    06/15/05) ....................................       NR       11.00%  12/15/09        465              46
  Stater Brothers Holdings, Sr. Notes ............       B2       10.75%  08/15/06      3,030       3,060,300
  Vlasic Foods Intl, Inc., Sr. Sub. Notes ........       B2       10.25%  07/01/09      1,610       1,533,525
                                                                                               --------------
                                                                                                   33,335,617
                                                                                               --------------
GAMING -- 3.3%
  Alliance Gaming Corp., Gtd. Notes ..............       B3       10.00%  08/01/07      1,800       1,003,500
  Aztar Corp., Sr. Sub. Notes ....................       B1       8.875%  05/15/07      1,000         960,000
  Casino Magic Finance Corp., First Mtge.
    Bonds ........................................       B3       13.00%  08/15/03      3,750       4,125,000
  Coast Hotels & Casino Co., Sub. Gtd. Notes .....       B3        9.50%  04/01/09      1,140       1,094,400
  Colorado Gaming & Entertainment, Sr. Notes,
    PIK ..........................................       NR       12.00%  06/01/03      3,590       2,512,976
  Fitzgeralds Gaming, Sr. Notes(b)(d) (cost
    $2,375,000; purchased 12/22/97 and 8/07/98)...       B3       12.25%  12/15/04      2,375       1,306,250
  Hollywood Park, Inc., Gtd. Notes ...............       B2        9.25%  02/15/07      3,500       3,473,750
  Isle of Capri Black Hawk, LLC, First Mtge.
    Notes ........................................       B3       13.00%  08/31/04      4,000       4,360,000
  Mandalay Resort Group, Sr. Sub. Deb. ...........      Baa3       6.70%  11/15/2096     1,030        961,309
  Station Casinos, Inc., Sr. Sub. Notes ..........       B2       10.125% 03/15/06      2,500       2,550,000
  Trump Atlantic City Assoc., First Mtge.
    Notes ........................................       B1       11.25%  05/01/06      1,150         931,500
  Venetian Casino/LV Sands Co., Gtd. Notes .......      Caa1      12.25%  11/15/04      4,000       3,460,000
                                                                                               --------------
                                                                                                   26,738,685
                                                                                               --------------
INDUSTRIAL -- 5.4%
  Allied Waste Industries, Inc., Sr. Disc.
    Notes ........................................      Ba2       7.625%  01/01/06      3,250       2,925,000
  Allied Waste Industries, Inc., Sr. Disc.
    Notes ........................................      Ba2       7.875%  01/01/09      5,250       4,620,000
  Allied Waste Industries, Inc., Sr. Disc.
    Notes ........................................      Ba2       10.00%  08/01/09      2,250       2,002,500
  Clean Harbors, Inc., Sr. Notes .................       B2       12.50%  05/15/01      1,250         975,000
  Continental Global Group, Sr. Notes ............       B2       11.00%  04/01/07      4,120       2,018,800
  Eagle-Picher Industries, Sr. Sub. Notes ........       B3       9.375%  03/01/08      1,750       1,557,500
  Iasis Healthcare Corp., Sr. Sub. Notes .........       B3       13.00%  10/15/09      1,750       1,802,500
  ICF Kaiser International, Inc., Sr. Sub.
    Notes ........................................       B3       13.00%  12/31/03      4,450       2,225,000
  International Wireless Group, Sr. Sub. Notes ...       NR       11.75%  06/01/05      3,000       3,097,500
  Kaiser Aluminum & Chemical Corp., Sr. Sub.
    Notes ........................................       B2       12.75%  02/01/03      4,000       4,000,000
  Kasper Aluminum & Chemical Corp., Sr. Sub.
    Notes ........................................       NR       12.75%  03/31/04      7,171       6,238,770
  Motors & Gears, Inc., Sr. Notes ................       B3       10.75%  11/15/06      3,500       3,465,000
  Neenah Corp., Sr. Sub. Notes ...................       B3       11.125% 05/01/07        250         231,250
  Thermadyne Holdings, Deb., Zero Coupon
    (until 06/01/03) .............................      Caa1      12.50%  06/01/08      2,375       1,080,625
  Thermadyne Manufacturing, Sr. Sub. Notes .......       B3       9.875%  06/01/08      2,500       2,100,000
  UCAR Global Enterprises, Sr. Sub. Notes ........       B1       12.00%  01/15/05      2,600       2,697,500
  Viasystems, Inc., Sr. Sub. Notes ...............       B3        9.75%  06/01/07      4,000       2,200,000
                                                                                               --------------
                                                                                                   43,236,945
                                                                                               --------------
LEISURE -- 0.9%
  Bally Health & Tennis Corp., Sr. Sub. Notes ....       B3       9.875%  10/15/07      5,000       4,837,500
  Premier Cruise, Ltd., Sr. Notes, PIK(d) ........       B3       11.00%  03/15/08      1,000               0
  Premier Parks, Inc., Sr. Notes .................       B3        9.75%  06/15/07      2,000       2,010,000
                                                                                               --------------
                                                                                                    6,847,500
                                                                                               --------------
LODGING -- 0.6%
  Hilton Hotels, Sr. Notes .......................      Baa1       7.50%  12/15/17        285         237,952
  HMH Properties, Inc., Sr. Notes ................      Ba2        8.45%  12/01/08      2,850       2,629,125
  La Quinta Inns, Sr. Notes ......................      Ba2        7.25%  03/15/04      2,000       1,600,200
                                                                                               --------------
                                                                                                    4,467,277
                                                                                               --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B38

DECEMBER 31, 1999

                                                      MOODY'S                       PRINCIPAL
                                                       RATING     INTEREST MATURITY  AMOUNT        VALUE
CORPORATE BONDS (CONTINUED)                         (UNAUDITED)   RATE      DATE      (000)      (NOTE 2)
                                                    ------------  -----   --------  ---------  --------------
MANUFACTURING -- 0.4%
  Building Materials Corp. Sr. Notes .............      Ba3        7.75%  07/15/05  $     265  $      241,150
  Tenneco, Inc., Sr. Sub. Notes ..................       B2       11.625% 10/15/09      3,060       3,105,900
                                                                                               --------------
                                                                                                    3,347,050
                                                                                               --------------
MISCELLANEOUS -- 1.7%
  Alliance Atlantis Comm. Sr. Sub. Notes .........       B2       13.00%  12/15/09      1,670       1,670,000
  Intersil Corp., Sr. Sub. Notes .................       B3       13.25%  08/15/09        835         910,150
  It Group, Inc., Gtd. Notes .....................       B3       11.25%  04/01/09      2,080       2,028,000
  Metromedia Fiber Network, Sr. Notes ............       B2       10.00%  12/15/09      2,960       3,026,600
  MSX International, Inc., Gtd. Notes ............       B3       11.375% 01/15/08      1,750       1,627,500
  Nebco Evans Sr. Notes, Zero Coupon (until
    07/15/02) ....................................      Caa       12.375% 07/15/07      1,500         195,000
  Phoenix Color Corp., Gtd., Sr. Sub. Notes ......       B3       10.375% 02/01/09      4,000       3,840,000
  Sun World International, Gtd. Notes ............       B2       11.25%  04/15/04        270         275,400
                                                                                               --------------
                                                                                                   13,572,650
                                                                                               --------------
OIL & GAS -- 1.4%
  Comstock Resources, Inc., Sr. Notes ............       B2       11.25%  05/01/07      4,500       4,635,000
  Eott Energy Parters/Fin., Gtd. Notes ...........      Ba2       11.00%  10/01/09        710         738,400
  Gulf Canada Resources, Ltd., Sub. Deb ..........      Ba1        8.35%  08/01/06        385         378,744
  Gulf Canada Resources, Ltd., Sub. Deb. .........      Ba3       9.625%  07/01/05        615         630,375
  Leviathan Gas, Sr. Sub. Notes ..................      Ba2       10.375% 06/01/09      2,000       2,080,000
  Plains Resources, Inc., Sr. Sub. Notes .........       B2       10.25%  03/15/06        870         848,250
  Swift Energy Co., Sr. Sub. Notes ...............       B2       10.25%  08/01/09      2,015       2,030,113
                                                                                               --------------
                                                                                                   11,340,882
                                                                                               --------------
PAPER/PACKAGING -- 4.0%
  AMM Holdings, Inc., Sr. Disc. Notes, Zero Coupon
    (until 07/01/03)..............................      Caa1      13.50%  07/01/09      6,000         720,000
  APP International, Sr. Sec'd. Notes(b) (cost
    $2,794,324; purchased 2/11/97 and 2/20/97)....      Ba3       11.75%  10/01/05   2,600(e)       2,184,000
  Doman Industries Limited, Sr. Notes ............      Caa1       8.75%  03/15/04      1,805       1,552,300
  Doman Industries Limited, Sr. Notes ............      Caa1       9.25%  11/15/07        100          80,000
  Gaylord Container Corp., Sr. Notes .............       B         9.75%  06/15/07      2,100       1,974,000
  Graham Packaging, Sr. Disc. Notes, Zero Coupon
    (until 01/15/03)..............................      Caa       10.75%  01/15/09      1,100         759,000
  Maxxam Group Holdings, Inc., Sr. Notes .........       NR       12.00%  08/01/03      7,550       7,059,250
  Repap New Brunswick, Inc., Sr. Sec'd. Notes ....       B3       10.625% 04/15/05   2,840(e)       2,641,200
  Riverwood International, Gtd. Notes ............       B3       10.25%  04/01/06   1,200(e)       1,218,000
  Riverwood International Corp. Gtd. Notes .......       B3       10.625% 08/01/07        455         468,650
  Riverwood International, Gtd. Notes ............      Caa1      10.875% 04/01/08        455         445,900
  Silgan Holdings, Inc., Sub. Debs. PIK ..........       NR       13.25%  07/15/06      3,149       3,463,900
  Stone Container Corp., Sr. Sub. Deb. ...........       B2       12.58%  08/01/16        250         266,250
  Stone Container Corp., Sr. Sub. Notes ..........       B3       12.25%  04/01/02      6,800       6,885,000
  United Stationer Supply Co., Sr. Sub. Notes ....       B3       12.75%  05/01/05      2,200       2,370,500
                                                                                               --------------
                                                                                                   32,087,950
                                                                                               --------------
PUBLISHING -- 0.6%
  Sullivan Graphics, Inc., Sr. Sub. Notes ........      Caa       12.75%  08/01/05      4,500       4,657,500
                                                                                               --------------
REAL ESTATE INVESTMENT TRUST -- 0.1%
  Meditrust, Notes ...............................      Ba2        7.82%  09/10/26        570         484,500
                                                                                               --------------
RETAIL -- 2.4%
  Big 5 Holding Corp., Sr. Disc. Notes, Zero
    Coupon (until 11/30/02) ......................       NR       13.45%  11/30/08      1,500         765,000
  Duane Reade, Inc., Sr. Sub. Notes ..............       B3        9.25%  02/15/08        270         263,925
  Frank's Nursery & Crafts, Sr. Sub. Notes .......       B3       10.25%  03/01/08      2,100       1,428,000
  French Fragrances, Inc., Sr. Notes, Ser. B .....       B2       10.375% 05/15/07        470         455,900
  Merisel, Inc., Sr. Notes .......................       Ca       12.50%  12/31/04      5,250       4,738,125
  Musicland Group, Inc., Gtd. Notes ..............       B3       9.875%  03/15/08        110          99,550
  Musicland Stores, Sr. Sub. Notes ...............       B1        9.00%  06/15/03      4,600       4,439,000
  Phar-Mor, Inc., Sr. Notes ......................       B3       11.72%  09/11/02      4,564       4,335,800
  Phillips Van-Heusen Corp., Sr. Notes ...........       B1        9.50%  05/01/08      1,250       1,162,500
  Specialty Retailers, Inc., Gtd. Notes ..........       B2        8.50%  07/15/05      1,615       1,195,100
                                                                                               --------------
                                                                                                   18,882,900
                                                                                               --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B39

DECEMBER 31, 1999

                                                      MOODY'S                       PRINCIPAL
                                                       RATING     INTEREST MATURITY  AMOUNT        VALUE
CORPORATE BONDS (CONTINUED)                         (UNAUDITED)   RATE      DATE      (000)      (NOTE 2)
                                                    ------------  -----   --------  ---------  --------------
STEEL & METAL -- 1.4%
  Algoma Steel, Inc., First Mtge. Notes ..........       B2       12.375% 07/15/05  $     200  $      187,500
  California Steel Industry, Sr. Notes ...........      Ba3        8.50%  04/01/09        540         514,350
  LTV Corp. Sr. Notes ............................      Ba3       11.75%  11/15/09      1,200       1,260,000
  National Steel Corp., Gtd. Sec'd. First Mtge.
    Notes ........................................      Ba3       9.875%  03/01/09      1,000       1,020,000
  Renco Steel Holdings, Sr. Notes ................       NR       10.875% 02/01/05        500         435,000
  Sheffield Steel Corp., First Mtge. Notes .......       NR       11.50%  12/01/05      3,500       2,975,000
  Wheeling-Pittsburgh Corp., Sr. Notes ...........       B2        9.25%  11/15/07      2,600       2,457,000
  WHX Corp., Sr. Notes ...........................       B3       10.50%  04/15/05      2,350       2,303,000
                                                                                               --------------
                                                                                                   11,151,850
                                                                                               --------------
SUPERMARKETS -- 1.2%
  Homeland Stores, Inc., Notes ...................       NR       10.00%  08/01/03      4,260       3,402,675
  Pantry, Inc., Sr. Sub. Notes ...................       NR       10.25%  10/15/07      3,500       3,412,500
  Pathmark Stores, Sr. Sub. Notes ................       B2       9.625%  05/01/03      4,790       3,496,700
                                                                                               --------------
                                                                                                   10,311,875
                                                                                               --------------
TECHNOLOGY -- 1.0%
  Ampex, Sr. Notes ...............................       NR       12.00%  03/15/03      5,000       5,025,000
  Decision One Corp., Sr. Sub. Notes(d)...........       B3        9.75%  08/01/07      4,000          15,000
  Details Holdings Corp., Sr. Disc. Notes, Zero
    Coupon (until 11/15/02) ......................       NR       12.50%  11/15/07      1,080         561,600
  Details, Inc., Sr. Sub. Notes ..................       B3       10.00%  11/15/05        750         690,000
  DII Group, Sr. Sub. Notes ......................       B1        8.50%  09/15/07      2,000       1,990,000
                                                                                               --------------
                                                                                                    8,281,600
                                                                                               --------------
TELECOMMUNICATIONS -- 19.8%
  21st Century Telecom Group, Inc., Sr. Disc.
    Notes, Zero Coupon (until 02/15/03)...........       NR       12.25%  02/15/08      1,500       1,005,000
  Adelphia Business Solution, Sr. Notes ..........       B3       12.25%  09/01/04      1,150       1,230,500
  Adelphia Business Solution, Sr. Disc. Notes,
    Zero Coupon (until 4/15/01)(b)
    (cost $875,000; purchased on various dates:
    4/07/99 through 9/22/99)......................       NR       13.00%  04/15/03        875         778,750
  Allegiance Telecommunciations, Inc., Sr. Disc.
    Notes, Zero Coupon (until 02/15/03)...........       NR       11.75%  02/15/08      3,300       2,359,500
  Allegiance Telecommunications, Inc., Sr.
    Notes ........................................       NR       12.875% 05/15/08      1,750       1,960,000
  American Communications Lines, Bonds ...........       B1       10.25%  06/30/08      3,000       2,880,000
  AMSC Acquisition Co., Inc., Sr. Notes ..........       NR       12.25%  04/01/08      2,600       2,132,000
  Arch Communication, Inc., Sr. Notes ............       B3       13.75%  04/15/08      1,000         810,000
  Bestel SA, Sr. Disc. Notes, Zero Coupon
    (until 05/15/01) .............................       NR       12.75%  05/15/05      2,500       1,575,000
  Birch Telecommunications, Inc., Sr. Notes ......       NR       14.00%  06/15/08      2,500       2,525,000
  Caprock Communications, Sr. Notes ..............      Caa       12.00%  07/15/08      1,500       1,552,500
  CB Richard Ellis Services, Inc., Bonds .........      Ba3       8.875%  06/01/06      1,600       1,424,000
  Cellnet Data Systems, Inc., Sr. Disc. Notes,
    Zero Coupon (until 10/01/02)(b) (cost
    $3,680,000; purchased 01/26/99)...............       NR       14.00%  10/01/07      3,680         404,800
  Classic Communications, Inc., Sr. Disc. Notes,
    Zero Coupon (until 08/01/03)..................      Caa       13.25%  08/01/09      2,000       1,395,000
  Coaxial Communications, Inc., Sr. Disc.
    Notes ........................................       B3       10.00%  08/15/06      1,250       1,225,000
  DTI Holdings, Inc., Sr. Disc. Notes, Zero Coupon
    (until 03/01/03)..............................       NR       12.50%  03/01/08      1,000         360,000
  Exodus Communications, Sr. Notes ...............       NR       10.75%  12/15/09      1,680       1,705,200
  First World Communications, Inc., Sr. Disc.
    Notes, Zero Coupon (until 04/15/03)...........       NR       13.00%  04/15/08      1,750       1,172,500
  Geotek Communication, Inc., Sr. Disc. Notes,
    Zero Coupon (until 7/15/00)(b)(d)
    (cost $4,512,000; purchased 7/20/99)..........      Caa       15.00%  07/15/05      4,512       1,895,040
  Global Crossing Holdings, Ltd., Sr. Notes ......      Ba2       9.125%  11/15/06      1,020       1,008,525
  Global Crossing Holdings, Ltd., Sr. Notes ......      Ba2        9.50%  11/15/09      1,985       1,962,669
  Globix Corp., Sr. Notes ........................       NR       13.00%  05/01/05      1,250       1,262,500
  GST Telecommunications, Inc., Sr. Disc. Notes,
    Zero Coupon (until 12/15/00)..................       NR       13.875% 12/15/05      6,380       4,973,375
  ICG Holdings Inc., Sr. Sub. Notes, Zero Coupon
    (until 9/15/00)...............................       NR       13.50%  09/15/05        850         735,250
  Impsat Corp., Gtd. Sr. Notes ...................       B2       12.125% 07/15/03      2,235       2,100,900
  Impsat Corp., Sr. Notes ........................       B2       12.375% 06/15/08      3,000       2,700,000
  Intermedia Communication, Inc., Sr. Notes ......       B2        8.60%  06/01/08        230         212,175
  Intermedia Communication, Inc., Sr. Notes ......       B2       8.875%  11/01/07        600         558,000
  Intermedia Communication, Inc., Sr. Notes ......       B2        9.50%  03/01/09        370         355,200
  IPC Information Systems, Inc., Sr. Disc. Notes,
    Zero Coupon (until 05/01/01)..................       B3       10.875% 05/01/08      2,250       1,687,500
  Jordan Telecommunication Products, Inc., Sr.
    Notes(d)......................................       NR       9.875%  08/01/07      3,400       3,672,000
  Level 3 Communications, Sr. Disc. Notes, Zero
    Coupon (until 12/01/03).......................       B3       10.50%  12/01/08      2,150       1,295,375

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B40

DECEMBER 31, 1999

                                                      MOODY'S                       PRINCIPAL
                                                       RATING     INTEREST MATURITY  AMOUNT        VALUE
CORPORATE BONDS (CONTINUED)                         (UNAUDITED)   RATE      DATE      (000)      (NOTE 2)
                                                    ------------  -----   --------  ---------  --------------
  Level 3 Communications, Sr. Notes ..............       B3       9.125%  05/01/08  $   1,665  $    1,573,425
  Long Distance International, Inc.,
    Sr. Notes(b)(d) (cost $2,000,000; purchased
    4/07/98)......................................       NR       12.25%  04/15/08      2,000         900,000
  Mastec, Inc., Sr. Notes ........................      Ba3        7.75%  02/01/08      1,000         940,000
  McCaw Int'l. Ltd., Sr. Disc. Notes, Zero Coupon
    (until 4/15/02)...............................       NR       13.00%  04/15/07      2,000       1,380,000
  Mcleodusa, Inc., Sr. Sub. Notes, Zero Coupon
    (until 03/01/02)..............................       B2       10.50%  03/01/07        750         607,500
  Microcell Telecommunications, Zero Coupon
    (until 06/01/04) .............................       B3       12.00%  06/01/09      5,000       3,212,500
  Netia Holdings, Sr. Disc. Notes, Zero Coupon
    (until 11/01/01)..............................       B3       11.25%  11/01/07      3,000       1,875,000
  Netia Holdings, Sr. Notes ......................       B        10.25%  11/01/07      2,350       1,974,000
  Nextel Communications, Inc., Sr. Disc. Notes,
    Zero Coupon (until 09/15/02)..................       B2       10.65%  09/15/07        845         631,638
  Nextel Communications, Sr. Notes ...............       B1       9.375%  11/15/09     13,250      13,018,125
  Nextel Partners, Inc., Sr. Disc. Notes, Zero
    Coupon (until 02/01/04).......................       B3       14.00%  02/01/09      5,900       3,864,500
  Nextlink Communications, Sr. Disc. Notes .......       B2       10.75%  06/01/09      2,340       2,410,200
  Nextlink Communications, Sr. Notes .............       B2       10.50%  12/01/09      2,140       2,172,100
  Northeast Optic, Sr. Notes .....................       NR       12.75%  08/15/08      2,005       2,125,300
  Pagemart Nationwide, Inc., Sr. Disc. Notes,
    Ser. H, Zero Coupon (until 02/01/00)..........       NR       15.00%  02/01/05      5,805       5,093,888
  Price Communications Wireless, Inc., Sr. Sub.
    Notes ........................................       NR       11.75%  07/15/07      5,000       5,500,000
  Primus Telecommunications Group, Sr. Notes .....       B3       12.75%  10/15/09      1,975       2,044,125
  Psinet Inc., Sr. Notes .........................       NR       11.00%  08/01/09      5,785       5,944,088
  PTC International Finance Corp., Gtd. Notes,
    Zero Coupon (until 07/01/02)..................       NR       10.75%  07/01/07      1,250         837,500
  RCN Corp., Sr. Notes ...........................       B3       10.00%  10/15/07        285         283,575
  RCN Corp., Sr. Notes ...........................       B3       10.125% 01/15/10      1,860       1,855,350
  Rogers Cantel, Inc., Sr. Sub. Notes ............       B2        8.80%  10/01/07      1,250       1,250,000
  RSL Communications PLC, Sr. Sec'd. Notes .......       B3       12.00%  11/01/08      1,000       1,007,500
  RSL Communications Ltd, Sr. Notes ..............       B2       12.25%  11/15/06      1,500       1,522,500
  Splitrock Service, Inc., Sr. Notes .............       NR       11.75%  07/15/08      1,295       1,191,400
  Telegroup, Inc., Sr. Disc. Notes, Zero Coupon
    (until 5/01/00)(d)............................       NR       10.50%  11/01/04      4,000       1,360,000
  Tritel PCS, Inc., Sr. Disc. Notes, Zero Coupon
    (until 05/15/04)..............................       B3       12.75%  05/15/09      4,000       2,520,000
  Triton PCS, Inc., Gtd., Zero Coupon (until
    05/01/03) ....................................       B3       11.00%  05/01/08      2,445       1,729,838
  Unisite, Inc., Sr. Disc. Notes, Zero Coupon
    (until 12/15/00)..............................       NR       13.00%  12/15/04      4,000       4,921,200
  US Unwired, Inc., Sr. Disc. Notes, Zero Coupon
    (until 11/01/04) .............................      Caa1      13.375% 11/01/09      6,925       4,051,125
  US Xchange LLC, Sr. Notes ......................       NR       15.00%  07/01/08      2,250       2,047,500
  USA Mobile Communications, Sr. Notes ...........       B2        9.50%  02/01/04      5,000       3,900,000
  Versatel Telecommunications, Sr. Notes .........      Caa1      11.875% 07/15/09        625         637,500
  Versatel Telecommunications, Sr. Notes .........       NR       13.25%  05/15/08      2,000       2,130,000
  Verio, Inc., Sr. Notes .........................       B3       11.25%  12/01/08        210         220,500
  Viatel, Inc., Sr. Disc. Notes, Zero Coupon
    (until 04/15/03) .............................       NR       12.50%  04/15/08      1,100         704,000
  Viatel, Inc., Sr. Notes ........................      Caa1      11.25%  04/15/08      1,500       1,492,500
  Viatel, Inc., Sr. Notes ........................       B3       11.50%  03/15/09      2,401       2,401,000
  VSTR Wire Co., Sr. Disc. Notes, Zero Coupon
    (until 11/15/04) .............................       B2       11.875% 11/15/09      3,345       2,015,363
  VSTR Wire Co., Sr. Notes .......................       B2       10.375% 11/15/09      3,080       3,172,400
  WamNet, Inc., Sr. Disc. Notes, Zero Coupon
    (until 3/01/02) ..............................       NR       13.25%  03/01/05        500         288,750
  Williams Communciations Group, Inc., Sr.
    Notes ........................................       B2       10.875% 10/01/09      5,080       5,314,950
  Winstar Communications, Sr. Notes, Zero Coupon
    (until 10/15/00) .............................      Caa1      14.00%  10/15/05   1,500(e)       1,455,000
  Worldwide Fiber, Inc., Sr. Notes ...............       B3       12.50%  12/15/05      4,000       4,180,000
                                                                                               --------------
                                                                                                  158,669,099
                                                                                               --------------
TEXTILES -- 1.5%
  Burlington Industries, Deb. ....................      Ba1        7.25%  08/01/27      1,000         760,000
  Cluett American Corp., Sr. Sub. Notes ..........       NR       10.125% 05/15/08      3,060       2,172,600
  Collins & Aikman Floorcove, Sr. Sub. Notes .....       B3       10.00%  01/15/07        500         492,500
  Foamex, L.P., Sr. Sub. Notes ...................       B3       9.875%  06/15/07      2,950       2,448,500
  Simmons Co., Sr. Sub. Notes ....................       B3       10.25%  03/15/09      4,000       3,790,000
  Steel Heddle Manufacturing, Sr. Sub. Notes .....       B3       10.625% 06/01/08      2,000         800,000
  Worldtex, Inc., Gtd. Notes .....................       B1       9.625%  12/15/07      2,000       1,620,000
                                                                                               --------------
                                                                                                   12,083,600
                                                                                               --------------
TRANSPORTATION -- 1.0%
  Continental Airlines, Inc., Sr. Notes ..........      Ba2        8.00%  12/15/05      3,250       2,972,645
  Holt Group, Sr. Notes ..........................      Caa1       9.75%  01/15/06        800         500,000
  Kitty Hawk, Inc., Sr. Notes ....................       B1        9.95%  11/15/04      2,000       1,960,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B41

DECEMBER 31, 1999

                                                      MOODY'S                       PRINCIPAL
                                                       RATING     INTEREST MATURITY  AMOUNT        VALUE
CORPORATE BONDS (CONTINUED)                         (UNAUDITED)   RATE      DATE      (000)      (NOTE 2)
                                                    ------------  -----   --------  ---------  --------------
  Stena Line AB, Sr. Notes .......................       B1       10.625% 06/01/08  $     365  $      219,000
  Us Airways, Inc., Sr. Notes ....................       B3       9.625%  02/01/01      2,000       1,990,000
                                                                                               --------------
                                                                                                    7,641,645
                                                                                               --------------
UTILITIES -- 0.6%
  AES Corp., Sr. Notes ...........................      Ba1        9.50%  06/01/09      5,000       5,100,000
                                                                                               --------------
TOTAL CORPORATE BONDS
  (cost $742,829,501)........................................................................     665,148,944
                                                                                               --------------

CONVERTIBLE BONDS -- 0.5%
AUTOMOTIVE PARTS -- 0.2%
  Exide Corp., Sr. Sub. Notes ....................       B2        2.90%  12/15/05      3,083       1,618,575
                                                                                               --------------
OIL & GAS SERVICES -- 0.3%
  Key Energy Group, Inc., Sub. Notes .............       NR        5.00%  09/15/04      3,500       2,467,500
                                                                                               --------------
TOTAL CONVERTIBLE BONDS
  (cost $4,309,527)..........................................................................       4,086,075
                                                                                               --------------

FOREIGN GOVERNMENT BONDS -- 0.2%
  Republic of Brazil, Bonds
    (cost $1,983,334) ............................       B2       11.625% 04/15/04  2,000 (e)       1,985,000
                                                                                               --------------

                                                                        VALUE
COMMON STOCKS -- 0.6%                                  SHARES          (NOTE 2)
                                                    -------------  ----------------
  Classic Communications, Inc., Sr. Disc.
    Notes(a)......................................          6,000         100,020
  Dr. Pepper Bottling Holdings, Inc.,
    (Class B)(a)(b) (cost $5,226;
    purchased 10/21/88)...........................          5,807         145,175
  Hedstrom Holding Co.(a).........................         24,261             243
  Intermedia Communications, PIK(a)...............         18,486         717,489
  Premier Cruises, Ltd.(a)(b) (cost $0; purchased
    9/15/99)......................................         74,058         249,946
  Samuels Jewelers, Inc.(a).......................         37,500         225,000
  Star Gas Partners, L.P. ........................          2,561          33,933
  Viatel, Inc.(a).................................         10,575         567,084
  Waste Systems International(a)(b)
    (cost $1,970,169; purchased 02/01/99).........        503,351       2,390,917
                                                                   --------------
TOTAL COMMON STOCKS
  (cost $3,156,548)...............................                      4,429,807
                                                                   --------------

PREFERRED STOCKS -- 7.6%
  21st Century Telecommunications Group, Inc.,
    PIK ..........................................            506         430,166
  Adelphia Communications, Inc., PIK .............         65,250       6,854,899
  Ameriking, Inc., Sr. Notes PIK .................         25,802         464,436
  California Federal Bancorp, Inc. ...............        100,000       2,256,250
  Century Maintenance Supplies PIK ...............         48,369       4,256,504
  Chesapeake Energy Corp.(a)......................         20,000         525,000
  Clark USA, Inc., PIK ...........................            592         177,660
  Cluett American Corp. PIK ......................         42,292       1,987,712
  Contour Energy Co.(a)...........................         38,400          72,000
  CSC Holdings, Inc., PIK ........................         36,476       3,975,885
  Dobson Communications PIK ......................          4,528       4,935,052
  Eagle-Picher Holdings, Inc.(a)..................            170         790,500
  Fitzgerald Gaming, Inc.(a)......................         50,000          87,500
  Geneva Steel, Inc.(a)...........................         22,000           5,500
  Global Crossing Holdings, Ltd. PIK .............         16,250       1,625,000
  GPA Group PLC(a)................................      1,550,000         744,000
  Harborside Healthcare Corp. PIK ................          1,179         353,700
  Interact Systems, Inc. .........................          4,400       1,123,571
  ICG Communications, Inc., PIK ..................          1,461       1,358,871
  Intermedia Communications, Inc., PIK ...........          3,595       3,523,475
  Intermedia Communications, Inc., PIK ...........         90,000       2,103,750

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B42

DECEMBER 31, 1999

                                                                       VALUE
PREFERRED STOCKS (CONTINUED)                           SHARES        (NOTE 2)
                                                    -------------  --------------
  Intermedia Communications, Inc., Ser. D PIK ....         90,000  $    3,791,250
  IXC Communications, Inc. PIK ...................              9          10,153
  Nextel Communications, Inc. PIK ................          1,027       1,027,000
  Packaging Corp. of America PIK .................         42,324       4,634,451
  Paxson Communications, Inc. PIK ................          6,221       6,345,843
  Primedia, Inc., Gtd., Notes ....................         34,668       3,345,462
  R&B Falcon Corp. PIK ...........................          3,088       3,258,084
  Rural Cellular Corp., PIK ......................             12          12,240
  Supermarkets General Holdings Corp., PIK(a).....         25,000         106,250
  Viasystems, Inc., PIK(a)........................         47,804         286,822
                                                                   --------------
TOTAL PREFERRED STOCKS
  (cost $69,769,723).............................................      60,468,986
                                                                   --------------

                                                     EXPIRATION                 VALUE
WARRANTS (a) -- 0.8%                                    DATE        UNITS      (NOTE 2)
                                                    ------------  ---------  --------------
  21st Century Telecom Group, Inc. ...............    02/15/10          400           8,000
  Allegiance Telecommunications, Inc. ............    02/03/08        3,800         190,000
  American Banknote Corp. ........................    12/01/02        2,500              25
  American Mobile Satellite Corp. ................    04/01/08        2,600         104,000
  Ampex Corp. ....................................    03/15/03      170,000         542,300
  Anker Coal Group, Inc. .........................      N/A              56              84
  Bell Technology Group, Ltd. ....................    01/23/01        1,250          31,250
  Bestel SA ......................................    01/01/04        2,500          12,500
  Birch Telecomm, Inc. ...........................    06/15/00        2,500          13,750
  Cellnet Data Systems, Inc. .....................    01/01/49        7,010               0
  Clearnet Communications, Inc. ..................    09/15/05       26,202         157,212
  DTI Holdings, Inc. .............................    01/01/04        5,000              50
  Electronic Retailing Systems ...................    01/01/49        2,000           2,000
  First World Communications .....................    01/01/04        1,750         210,000
  Globalstar Capital Co. .........................    02/15/04        1,200         150,000
  HF / Icon Health ...............................    07/15/02       18,093          45,232
  Hyperion Telecommunications Corp. ..............    04/15/01        4,250         743,750
  ICG Communications, Inc. .......................    09/15/05       20,790         207,900
  Interact Systems, Inc. .........................    08/01/03        4,400              44
  Interact Systems, Inc. .........................    12/15/09        4,400         108,036
  Intermedia Communications of Florida, Inc. .....    06/01/00        3,000         336,000
  Intersil WT, Notes .............................    08/15/09          835         125,250
  Long Distance Int'l. Inc., .....................    05/01/05        2,000               0
  McCaw Int'l. Ltd. ..............................    01/01/49        1,650           6,600
  MGC Communications, Inc. .......................    01/01/49        1,950          19,598
  Pagemart, Inc. .................................    11/01/03        9,200          23,000
  Powertel, Inc. .................................    02/01/06        6,720          40,320
  Premium Standard Farms L.P.(b)(c) (cost
    $374,377; purchased 9/17/96)..................      N/A          22,025         242,275
  Price Communications Cellular Holdings .........    08/01/07        6,880       1,148,960
  Primus Telecommunications Group ................    08/01/07        1,500          75,000
  R&B Falcon .....................................    05/01/09        2,875         718,750
  Splitrock Service, Inc. ........................    07/15/08        1,750         164,500
  Star Choice Communications, Inc. ...............    12/15/05       69,480         270,972
  Sterling Chemical Holdings, Inc. ...............    08/15/08          560           8,960
  TVN Entertainment Corp. ........................    08/01/08        3,750               0
  Unisite, Inc. ..................................    12/15/04        1,943              19
  USN Communications, Inc. .......................    01/01/49       10,590             106
  Versatel Telecommunications ....................    05/15/08        2,000         800,000
  WamNet, Inc. ...................................    08/01/08        3,000          68,250
  Waste Systems International ....................    01/15/06       60,000          45,000
                                                                             --------------
TOTAL WARRANTS
  (cost $2,575,635)........................................................       6,619,693
                                                                             --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $824,624,268)......................................................     742,738,505
                                                                             --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B43

DECEMBER 31, 1999


SHORT-TERM INVESTMENTS -- 6.9%                                                      PRINCIPAL
                                                      MOODY'S     INTEREST MATURITY  AMOUNT        VALUE
CORPORATE BONDS -- 0.5%                                RATING     RATE      DATE      (000)      (NOTE 2)
                                                    ------------  -----   --------  ---------  --------------
LODGING -- 0.3%
  Santa Fe Hotel, Inc., First Mtge. Notes ........      Caa2      11.00%  12/15/00  $   2,750  $    2,667,500
                                                                                               --------------
TRANSPORTATION -- 0.2%
  Aircraft Funding, Sr. Sub. Notes, PIK ..........       NR       12.00%  07/15/00      1,074         901,764
  Trism, Inc., Sr. Sub. Notes (d).................       B2       10.75%  12/15/00      3,750         900,000
                                                                                               --------------
                                                                                                    1,801,764
                                                                                               --------------
TOTAL CORPORATE BONDS
  (cost $7,393,214)..........................................................................       4,469,264
                                                                                               --------------

COMMERCIAL PAPER -- 1.1%
  Keyspan Corp. ..................................                 6.50%  01/12/00   3,123(f)       3,117,925
  Market Street Fund Corp. .......................                 5.00%  01/06/00   5,000(f)       4,997,917
  Pfizer, Inc. ...................................                 5.75%  02/02/00     548(f)         545,374
                                                                                               --------------
TOTAL COMMERCIAL PAPER
  (cost $8,671,000)..........................................................................       8,661,216
                                                                                               --------------

TIME DEPOSIT -- 0.5%
  Banque Nationale De Paris ......................                 2.00%  01/03/00     629(f)         629,000
  Deutsche Bank ..................................                 5.00%  01/03/00   3,000(f)       3,000,000
                                                                                               --------------
TOTAL TIME DEPOSIT
  (cost $3,629,000)..........................................................................       3,629,000
                                                                                               --------------

REPURCHASE AGREEMENT -- 4.8%
  Joint Repurchase Agreement Account
    (cost $38,984,000; Note 5) ...................                 2.88%  01/03/00     38,984      38,984,000
                                                                                               --------------
TOTAL SHORT-TERM INVESTMENTS
  (cost $58,677,214)...........................................................                    55,743,480
                                                                                               --------------
TOTAL INVESTMENTS, BEFORE OUTSTANDING OPTIONS WRITTEN -- 99.6%
  (cost $883,301,482; Note 6)..................................................                   798,481,985

                                                                        VALUE
OUTSTANDING CALL OPTIONS WRITTEN(a)                   CONTRACTS        (NOTE 2)
                                                    -------------   ----------------
  Jordan Telecommunications Products, Inc.,
    expiring 3/20/00 @$111.63 (premium received
    $68,000) .....................................             34                (3)
                                                                      --------------
OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.4%....................          3,718,565
                                                                      --------------
TOTAL NET ASSETS -- 100.0%.......................................     $  802,200,547
                                                                      ==============

The following abbreviations are used in portfolio descriptions:
  LLC   Limited Liability Company
  L.P.  Limited Partnership
  NR    Not Rated by Moody's or Standard & Poors
  PIK   Payment in Kind Securities
  PLC   Public Limited Company

(a)  Non-income producing security.
(b) Indicates a restricted security; the aggregate cost of the restricted securities is $34,935,753. The aggregate value, $21,568,312 is approximately 2.7% of net assets.
(c) Indicates a fair valued security. The aggregate value, $242,275 is approximately .03% of net assets.
(d) Represents issuer in default on interest payments, non-income producing security.
(e) Portion of securities on loan with an aggregate market value of $12,073,216, cash collateral of $12,233,400 was received with which the portfolio purchased securities.
(f) Represents security purchased with cash collateral received for securities on loan.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B44

                             STOCK INDEX PORTFOLIO
DECEMBER 31, 1999

LONG-TERM INVESTMENTS -- 98.6%
                                                                       VALUE
COMMON STOCKS                                          SHARES        (NOTE 2)
                                                    -------------  --------------
AEROSPACE -- 1.3%
  Boeing Co. .....................................        360,036  $   14,963,996
  General Dynamics Corp. .........................         74,700       3,940,425
  Goodrich (B.F.) Co. ............................         38,600       1,061,500
  Honeywell International, Inc. ..................        295,250      17,032,234
  Lockheed Martin Corp. ..........................        148,298       3,244,019
  Northrop Grumman Corp. .........................         24,200       1,308,312
  Parker-Hannifin Corp. ..........................         41,225       2,115,358
  Raytheon Co. (Class "B" Stock) .................        123,018       3,267,666
  United Technologies Corp. ......................        177,300      11,524,500
                                                                   --------------
                                                                       58,458,010
                                                                   --------------
AIRLINES -- 0.2%
  AMR Corp. ......................................         64,800       4,341,600
  Delta Air Lines, Inc. ..........................         53,200       2,650,025
  Southwest Airlines Co. .........................        181,725       2,941,673
  US Airways Group, Inc.(a).......................         34,900       1,118,981
                                                                   --------------
                                                                       11,052,279
                                                                   --------------
APPAREL -- 0.1%
  Nike, Inc. (Class "B" Stock) ...................        104,300       5,169,369
  Reebok International Ltd. ......................         19,000         155,562
                                                                   --------------
                                                                        5,324,931
                                                                   --------------
AUTOS - CARS & TRUCKS -- 1.1%
  Cummins Engine Co., Inc. .......................         14,400         695,700
  Dana Corp. .....................................         63,594       1,903,845
  Ford Motor Co. .................................        448,000      23,940,000
  General Motors Corp. ...........................        242,100      17,597,644
  Genuine Parts Co. ..............................         65,925       1,635,764
  Johnson Controls, Inc. .........................         32,000       1,820,000
  Navistar International Corp.(a).................         23,900       1,132,262
  PACCAR, Inc. ...................................         29,160       1,292,152
  TRW, Inc. ......................................         46,300       2,404,706
                                                                   --------------
                                                                       52,422,073
                                                                   --------------
BANKS AND SAVINGS & LOANS -- 4.8%
  AmSouth Bancorporation .........................        134,900       2,605,256
  Banc One Corp. .................................        437,445      14,025,580
  Bank of New York Co., Inc. .....................        282,300      11,292,000
  BankAmerica Corp. ..............................        646,444      32,443,408
  BB&T Corp. .....................................        114,300       3,128,962
  Chase Manhattan Corp. ..........................        314,494      24,432,253
  Comerica, Inc. .................................         58,450       2,728,884
  First Union Corp. ..............................        362,978      11,910,216
  Firstar Corp. ..................................        377,160       7,967,505
  Fleet Boston Financial Corp. ...................        339,488      11,818,426
  Golden West Financial Corp. ....................         66,900       2,241,150
  Huntington Bancshares, Inc. ....................         85,250       2,035,344
  KeyCorp ........................................        169,700       3,754,612
  Mellon Financial Corp. .........................        193,800       6,601,312
  Morgan (J.P.) & Co., Inc. ......................         65,650       8,312,931
  National City Corp. ............................        242,400       5,741,850
  Northern Trust Corp. ...........................         82,000       4,346,000
  Old Kent Financial Corp. .......................         25,000         884,375
  PNC Bank Corp. .................................        113,300       5,041,850
  Providian Financial Corp. ......................         52,550       4,785,334
  Regions Financial Corp. ........................         83,100       2,087,887
  Republic New York Corp. ........................         39,100       2,815,200
  SouthTrust Corp. ...............................         59,400       2,246,062
  Summit Bancorp .................................         63,900       1,956,937
  Suntrust Banks, Inc. ...........................        120,800       8,312,550
  Synovus Financial Corp. ........................         97,500       1,937,812
  U.S. Bancorp ...................................        268,926       6,403,800
                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES        (NOTE 2)
                                                    -------------  --------------
BANKS AND SAVINGS & LOANS (CONT'D.)
  Union Planters Corp. ...........................         53,200       2,098,075
  Wachovia Corp. .................................         74,200  $    5,045,600
  Wells Fargo & Co. ..............................        613,760      24,818,920
                                                                   --------------
                                                                      223,820,091
                                                                   --------------
BUSINESS SERVICES -- 0.2%
  Equifax, Inc. ..................................         52,300       1,232,319
  Omnicom Group, Inc. ............................         67,400       6,740,000
                                                                   --------------
                                                                        7,972,319
                                                                   --------------
CHEMICALS -- 1.4%
  Air Products & Chemicals, Inc. .................         85,300       2,862,881
  Dow Chemical Co. ...............................         82,300      10,997,337
  Du Pont (E.I.) de Nemours & Co. ................        396,091      26,092,495
  Eastman Chemical Co. ...........................         27,600       1,316,175
  Engelhard Corp. ................................         49,875         941,391
  FMC Corp.(a)....................................         12,300         704,944
  Grace (W.R.) & Co(a)............................         24,400         338,550
  Great Lakes Chemical Corp. .....................         20,600         786,662
  Hercules, Inc. .................................         37,400       1,042,525
  Monsanto Co. ...................................        235,400       8,386,125
  Praxair, Inc. ..................................         59,100       2,973,469
  Rohm & Haas Co. ................................         84,100       3,421,819
  Sigma-Aldrich Corp. ............................         38,000       1,142,375
  Union Carbide Corp. ............................         50,600       3,377,550
                                                                   --------------
                                                                       64,384,298
                                                                   --------------
COMMERCIAL SERVICES -- 0.2%
  Cendant Corp.(a)................................        287,618       7,639,853
  Deluxe Corp. ...................................         29,000         795,687
  Quintiles Transnational Corp.(a)................         25,000         467,187
                                                                   --------------
                                                                        8,902,727
                                                                   --------------
COMPUTERS -- 5.4%
  Apple Computer, Inc.(a).........................         60,600       6,230,437
  Compaq Computer Corp. ..........................        629,069      17,024,180
  Dell Computer Corp.(a)..........................        947,200      48,307,200
  Gateway, Inc.(a)................................        114,800       8,272,775
  Hewlett-Packard Co. ............................        378,000      43,068,375
  International Business Machines Corp. ..........        676,100      73,018,800
  Networking Appliance, Inc.(a)...................         53,800       4,468,762
  Seagate Technology, Inc.(a).....................         88,100       4,102,156
  Sun Microsystems, Inc.(a).......................        575,400      44,557,537
                                                                   --------------
                                                                      249,050,222
                                                                   --------------
COMPUTER SERVICES -- 14.2%
  3Com Corp. .....................................        137,900       6,481,300
  Adaptec, Inc.(a)................................         33,000       1,645,875
  Adobe Systems, Inc. ............................         47,200       3,174,200
  America Online, Inc.(a).........................        826,600      62,356,637
  Autodesk, Inc. .................................         19,800         668,250
  Automatic Data Processing, Inc. ................        232,900      12,547,487
  BMC Software, Inc.(a)...........................         90,300       7,218,356
  Cabletron Systems, Inc.(a)......................         63,500       1,651,000
  Ceridian Corp.(a)...............................         53,200       1,147,125
  Cisco Systems, Inc.(a)..........................      1,212,800     129,921,200
  Citrix Systems, Inc. ...........................         29,000       3,567,000
  Computer Associates International, Inc. ........        201,543      14,095,414
  Computer Sciences Corp.(a)......................         59,700       5,649,112
  Compuware Corp.(a)..............................        133,600       4,976,600
  Comverse Technology, Inc.(a)....................         24,800       3,589,800
  Electronic Data Systems Corp. ..................        182,400      12,209,400
  EMC Corp.(a)....................................        383,787      41,928,730
  First Data Corp. ...............................        160,900       7,934,381

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B45

DECEMBER 31, 1999

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES        (NOTE 2)
                                                    -------------  --------------
COMPUTER SERVICES (CONT'D.)
  Microsoft Corp. ................................      1,917,500  $  223,868,125
  Novell, Inc.(a).................................        126,100       5,036,119
  Oracle Corp.(a).................................        535,830      60,046,449
  Parametric Technology Corp.(a)..................         97,000       2,625,062
  Peoplesoft, Inc.(a).............................         86,000       1,838,250
  Silicon Graphics, Inc.(a).......................         67,800         665,287
  Unisys Corp.(a).................................        111,000       3,545,062
  Yahoo!, Inc.(a).................................         96,200      41,624,537
                                                                   --------------
                                                                      660,010,758
                                                                   --------------
CONSTRUCTION -- 0.1%
  Centex Corp. ...................................         21,600         533,250
  Fluor Corp. ....................................         28,300       1,298,263
  Foster Wheeler Corp. ...........................         18,300         162,413
  Pulte Corp. ....................................         14,500         326,250
  Vulcan Materials Co. ...........................         40,800       1,629,450
                                                                   --------------
                                                                        3,949,626
                                                                   --------------
CONTAINERS -- 0.1%
  Ball Corp. .....................................         10,900         429,187
  Bemis Co., Inc. ................................         18,100         631,237
  Crown Cork & Seal Co., Inc. ....................         44,200         988,975
  Owens-Illinois, Inc.(a).........................         59,700       1,496,231
  Pactiv Corp.(a).................................         58,900         625,812
  Sealed Air Corp.(a).............................         32,910       1,705,149
                                                                   --------------
                                                                        5,876,591
                                                                   --------------
COSMETICS & SOAPS -- 1.9%
  Alberto Culver Co. (Class "B" Stock) ...........         19,100         493,019
  Avon Products, Inc. ............................         96,000       3,168,000
  Colgate-Palmolive Co. ..........................        218,800      14,222,000
  Gillette Co. ...................................        412,600      16,993,962
  International Flavors & Fragrances, Inc. .......         39,400       1,487,350
  Procter & Gamble Co. ...........................        494,904      54,222,919
                                                                   --------------
                                                                       90,587,250
                                                                   --------------
DIVERSIFIED CONSUMER PRODUCTS -- 0.6%
  Eastman Kodak Co. ..............................        120,900       8,009,625
  Philip Morris Co., Inc. ........................        895,600      20,766,725
                                                                   --------------
                                                                       28,776,350
                                                                   --------------
DIVERSIFIED OFFICE EQUIPMENT -- 0.4%
  Avery Dennison Corp. ...........................         43,900       3,199,212
  Lexmark International Group, Inc.(a)............         48,414       4,381,467
  Pitney Bowes, Inc. .............................        100,900       4,874,731
  Xerox Corp. ....................................        245,792       5,576,406
                                                                   --------------
                                                                       18,031,816
                                                                   --------------
DIVERSIFIED OPERATIONS -- 4.1%
  Fortune Brands, Inc. ...........................         64,300       2,125,919
  General Electric Capital Corp. .................      1,222,200     189,135,450
                                                                   --------------
                                                                      191,261,369
                                                                   --------------
DRUGS AND MEDICAL SUPPLIES -- 8.6%
  Abbott Laboratories ............................        567,500      20,607,344
  Allergan, Inc. .................................         50,600       2,517,350
  ALZA Corp.(a)...................................         35,700       1,236,112
  American Home Products Corp. ...................        488,600      19,269,162
  Amgen, Inc.(a)..................................        381,000      22,883,812
  Bard (C.R.), Inc. ..............................         19,000       1,007,000
  Bausch & Lomb, Inc. ............................         20,100       1,375,594
  Baxter International, Inc. .....................        109,500       6,877,969
  Becton, Dickinson & Co. ........................         93,100       2,490,425
                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES        (NOTE 2)
                                                    -------------  --------------
DRUGS AND MEDICAL SUPPLIES (CONT'D.)
  Biomet, Inc. ...................................         42,100  $    1,684,000
  Boston Scientific Corp.(a)......................        151,800       3,320,625
  Bristol-Myers Squibb Co. .......................        742,560      47,663,070
  Cardinal Health, Inc. ..........................        100,450       4,809,044
  Guidant Corp.(a)................................        113,100       5,315,700
  Johnson & Johnson ..............................        511,400      47,624,125
  Lilly (Eli) & Co. ..............................        408,500      27,165,250
  Mallinckrodt, Inc. .............................         25,800         820,762
  Medtronic, Inc. ................................        436,000      15,886,750
  Merck & Co., Inc. ..............................        876,900      58,807,106
  Pfizer, Inc. ...................................      1,444,000      46,839,750
  Pharmacia & Upjohn, Inc. .......................        188,825       8,497,125
  Schering-Plough Corp. ..........................        546,800      23,068,125
  St. Jude Medical, Inc. .........................         30,300         929,831
  Warner-Lambert Co. .............................        318,600      26,105,287
  Watson Pharmaceuticals, Inc.(a).................         35,000       1,253,437
                                                                   --------------
                                                                      398,054,755
                                                                   --------------
ELECTRONICS -- 4.5%
  Advanced Micro Devices, Inc.(a).................         54,100       1,565,519
  Analog Devices, Inc.(a).........................         62,800       5,840,400
  Applied Materials, Inc.(a)......................        139,800      17,710,912
  Emerson Electric Co.(a).........................        161,400       9,260,325
  Grainger (W.W.), Inc. ..........................         33,400       1,596,937
  Intel Corp. ....................................      1,238,700     101,960,494
  KLA-Tencor Corp.(a).............................         33,700       3,753,337
  LSI Logic Corp.(a)..............................         55,400       3,739,500
  Micron Technology, Inc.(a)......................         93,600       7,277,400
  Molex, Inc. ....................................         48,000       2,721,000
  National Semiconductor Corp.(a).................         62,000       2,654,375
  Perkin Elmer, Inc. .............................         18,000         750,375
  Rockwell International Corp. ...................         71,900       3,442,212
  Solectron Corp.(a)..............................        101,900       9,693,237
  Tektronix, Inc. ................................         17,500         680,312
  Teradyne, Inc., (United States)(a)..............         61,000       4,026,000
  Texas Instruments, Inc. ........................        294,100      28,490,937
  Thomas & Betts Corp. ...........................         19,800         631,125
  Xilinx Inc.(a)..................................        110,600       5,028,844
                                                                   --------------
                                                                      210,823,241
                                                                   --------------
FINANCIAL SERVICES -- 5.5%
  American Express Co. ...........................        167,300      27,813,625
  Associates First Capital Corp. .................        274,266       7,525,173
  Bear Stearns Companies, Inc. ...................         44,210       1,889,978
  Block (H.R.), Inc. .............................         36,700       1,605,625
  Capital One Financial Corp. ....................         74,400       3,585,150
  Citigroup, Inc. ................................      1,262,113      70,126,154
  Countrywide Credit Industries, Inc. ............         40,800       1,030,200
  Dun & Bradstreet Corp. .........................         62,360       1,839,620
  Federal Home Loan Mortgage Corp. ...............        260,400      12,255,075
  Federal National Mortgage Association ..........        381,900      23,844,881
  Fifth Third Bancorp ............................        106,600       7,821,775
  Franklin Resource, Inc. ........................         92,400       2,962,575
  Household International, Inc. ..................        180,458       6,722,061
  Lehman Brothers Holdings, Inc. .................         43,700       3,700,844
  MBNA Corp. .....................................        296,768       8,086,928
  Merrill Lynch & Co., Inc. ......................        139,300      11,631,550
  Morgan Stanley Dean Witter & Co. ...............        210,605      30,063,864
  PaineWebber Group, Inc. ........................         54,000       2,095,875
  Paychex, Inc. ..................................         91,500       3,660,000
  Price (T. Rowe) Associates, Inc. ...............         36,000       1,329,750

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B46

DECEMBER 31, 1999

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES        (NOTE 2)
                                                    -------------  --------------
FINANCIAL SERVICES (CONT'D.)
  Schwab (Charles) Corp. .........................        307,900  $   11,815,663
  SLM Holding Corp. ..............................         59,600       2,518,100
  State Street Corp. .............................         58,800       4,296,075
  Washington Mutual, Inc. ........................        220,348       5,729,048
                                                                   --------------
                                                                      253,949,589
                                                                   --------------
FOOD & BEVERAGE -- 3.6%
  Anheuser-Busch Companies, Inc. .................        177,300      12,566,138
  Archer-Daniels-Midland Co. .....................        225,931       2,753,534
  Bestfoods ......................................        104,800       5,508,550
  Brown-Forman Corp. (Class "B" Stock) ...........         27,600       1,580,100
  Campbell Soup Co. ..............................        164,100       6,348,619
  Coca-Cola Co. ..................................        922,200      53,718,150
  Coca Cola Enterprises, Inc. ....................        159,000       3,199,875
  ConAgra, Inc. ..................................        179,100       4,040,944
  Coors (Adolph) Co. (Class "B" Stock) ...........         12,800         672,000
  General Mills, Inc. ............................        113,800       4,068,350
  Heinz (H.J.) & Co. .............................        132,350       5,269,184
  Hershey Foods Corp. ............................         54,100       2,569,750
  Kellogg Co. ....................................        148,900       4,587,981
  Nabisco Group Holdings Corp. ...................        119,900       1,273,938
  PepsiCo, Inc. ..................................        549,000      19,352,250
  Quaker Oats Co. ................................         51,100       3,353,438
  Ralston-Ralston Purina Group ...................        123,620       3,445,908
  Sara Lee Corp. .................................        337,400       7,443,888
  Seagram Co., Ltd. ..............................        158,000       7,100,125
  Sysco Corp. ....................................        121,500       4,806,844
  Unilever N.V., ADR, (United Kingdom) ...........        213,032      11,596,930
  Wrigley (William) Jr. Co. ......................         42,600       3,533,138
                                                                   --------------
                                                                      168,789,634
                                                                   --------------
FOREST PRODUCTS -- 0.7%
  Boise Cascade Corp. ............................         19,886         805,383
  Champion International Corp. ...................         35,000       2,167,812
  Fort James Corp. ...............................         81,000       2,217,375
  Georgia-Pacific Corp. ..........................         66,800       3,390,100
  International Paper Co. ........................        155,212       8,759,777
  Louisiana-Pacific Corp. ........................         38,900         554,325
  Mead Corp. .....................................         37,400       1,624,562
  Potlatch Corp. .................................         10,000         446,250
  Temple-Inland, Inc. ............................         20,000       1,318,750
  Westvaco Corp. .................................         35,700       1,164,712
  Weyerhaeuser Co. ...............................         87,100       6,254,869
  Willamette Industries, Inc. ....................         44,200       2,052,537
                                                                   --------------
                                                                       30,756,452
                                                                   --------------
GAS PIPELINES -- 0.2%
  Columbia Energy Group ..........................         30,250       1,913,312
  Consolidated Natural Gas Co. ...................         37,000       2,402,687
  Peoples Energy Corp. ...........................         11,400         381,900
  Sempra Energy ..................................         89,104       1,548,182
  Williams Companies, Inc. .......................        162,300       4,960,294
                                                                   --------------
                                                                       11,206,375
                                                                   --------------
HOSPITALS/ HOSPITAL MANAGEMENT -- 0.4%
  Columbia/HCA Healthcare Corp. ..................        229,298       6,721,298
  HEALTHSOUTH Corp.(a)............................        154,500         830,437
  Humana, Inc.(a).................................         58,100         475,694
  IMS Health, Inc. ...............................        119,120       3,238,575
  Manor Care, Inc.(a).............................         40,850         653,600
  McKesson HBOC Inc. .............................        101,107       2,281,227
                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES        (NOTE 2)
                                                    -------------  --------------
HOSPITALS/ HOSPITAL MANAGEMENT (CONT'D.)
  Service Corp. International ....................        101,500      $  704,156
  Shared Medical Systems Corp. ...................          9,000         458,437
  Tenet Healthcare Corp.(a).......................        111,100       2,610,850
  Wellpoint Health Networks Inc.(a)...............         25,100       1,655,031
                                                                   --------------
                                                                       19,629,305
                                                                   --------------
HOUSEHOLD PRODUCTS & PERSONAL CARE -- 0.4%
  Clorox Co. .....................................         89,600       4,513,600
  Kimberly-Clark Corp. ...........................        200,788      13,101,417
  Leggett & Platt, Inc. ..........................         64,000       1,372,000
                                                                   --------------
                                                                       18,987,017
                                                                   --------------
HOUSING RELATED -- 0.5%
  Armstrong World Industries, Inc. ...............         14,700         490,613
  Fleetwood Enterprises, Inc.(a)..................         12,600         259,875
  Huttig Building Products, Inc.(a)...............          5,694          28,114
  Kaufman & Broad Home Corp. .....................         16,166         391,015
  Lowe's Companies, Inc. .........................        143,000       8,544,250
  Masco Corp. ....................................        161,200       4,090,450
  Maytag Corp. ...................................         32,700       1,569,600
  Newell Rubbermaid Inc. .........................        107,049       3,104,421
  Owens Corning ..................................         21,100         407,494
  Stanley Works ..................................         32,300         973,038
  Tupperware Corp. ...............................         22,300         377,706
  Whirlpool Corp. ................................         27,300       1,776,206
                                                                   --------------
                                                                       22,012,782
                                                                   --------------
INSTRUMENT-CONTROLS -- 0.1%
  PE Corp-PE Biosystems Group. ...................         38,200       4,595,937
                                                                   --------------
INSURANCE -- 2.9%
  Aetna, Inc. ....................................         53,312       2,975,476
  Allstate Corp. .................................        298,688       7,168,512
  American General Corp. .........................         92,286       7,002,200
  American International Group, Inc. .............        575,743      62,252,212
  Aon Corp. ......................................         94,125       3,765,000
  Chubb Corp. ....................................         64,600       3,637,787
  CIGNA Corp. ....................................         76,400       6,154,975
  Cincinnati Financial Corp. .....................         62,500       1,949,219
  Conseco, Inc. ..................................        118,259       2,113,880
  Hartford Financial Services Group, Inc. ........         86,000       4,074,250
  Jefferson-Pilot Corp. ..........................         39,912       2,723,994
  Lincoln National Corp. .........................         75,600       3,024,000
  Loews Corp. ....................................         43,000       2,609,562
  Marsh & McLennan Companies, Inc. ...............         98,000       9,377,375
  MBIA, Inc. .....................................         36,300       1,917,094
  MGIC Investment Corp. ..........................         40,200       2,419,538
  Progressive Corp. ..............................         27,000       1,974,375
  SAFECO Corp. ...................................         48,300       1,201,463
  St. Paul Companies, Inc. .......................         86,410       2,910,937
  Torchmark Corp. ................................         51,000       1,482,188
  United Healthcare Corp. ........................         67,500       3,585,938
  UnumProvident Corp. ............................         86,656       2,778,408
                                                                   --------------
                                                                      137,098,383
                                                                   --------------
LEISURE -- 0.9%
  Brunswick Corp. ................................         33,400         743,150
  Carnival Corp. (Class "A" Stock) ...............        229,700      10,982,531
  Disney (Walt) Co. ..............................        765,601      22,393,829
  Harrah's Entertainment, Inc.(a).................         46,350       1,225,378
  Hilton Hotels Corp. ............................         95,800         922,075

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B47

DECEMBER 31, 1999

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES        (NOTE 2)
                                                    -------------  --------------
LEISURE (CONT'D.)
  Marriott International, Inc. (Class "A"
    Stock) .......................................         93,200  $    2,941,625
  Mirage Resorts, Inc.(a).........................         70,900       1,085,656
                                                                   --------------
                                                                       40,294,244
                                                                   --------------

MACHINERY -- 0.6%
  Briggs & Stratton Corp. ........................          7,800         418,275
  Caterpillar, Inc. ..............................        134,300       6,320,494
  Cooper Industries, Inc. ........................         42,600       1,722,638
  Deere & Co. ....................................         85,200       3,695,550
  Delphi Automotive Systems Corp. ................        206,044       3,245,193
  Dover Corp. ....................................         80,100       3,634,538
  Eaton Corp. ....................................         27,600       2,004,450
  Ingersoll-Rand Co. .............................         62,750       3,455,172
  Milacron, Inc. .................................         12,600         193,725
  Snap-On, Inc. ..................................         22,800         605,625
  Timken Co. .....................................         21,500         439,406
                                                                   --------------
                                                                       25,735,066
                                                                   --------------
MANUFACTURING -- 0.7%
  Illinois Tool Works, Inc. ......................        106,900       7,222,431
  Tyco International Ltd. ........................        623,114      24,223,557
                                                                   --------------
                                                                       31,445,988
                                                                   --------------
MEDIA -- 3.2%
  CBS Corp.(a)....................................        285,236      18,237,277
  Clear Channel Communications, Inc.(a)...........        124,200      11,084,850
  Comcast Corp. (Special Class "A" Stock) ........        277,000      13,919,250
  Donnelley (R.R.) & Sons Co. ....................         49,500       1,228,219
  Dow Jones & Co., Inc. ..........................         36,000       2,448,000
  Gannett Co., Inc. ..............................        103,500       8,441,719
  Interpublic Group of Companies, Inc. ...........        107,900       6,224,481
  Knight-Ridder, Inc. ............................         31,100       1,850,450
  McGraw-Hill, Inc. ..............................         72,900       4,492,463
  Mediaone Group, Inc.(a).........................        226,300      17,382,669
  Meredith Corp. .................................         17,800         742,038
  New York Times Co. (Class "A" Stock) ...........         65,200       3,202,950
  Time Warner, Inc. ..............................        482,680      34,964,133
  Times Mirror Co. (Class "A" Stock) .............         30,600       2,050,200
  Tribune Co. ....................................         89,400       4,922,588
  Viacom, Inc. (Class "B" Stock)(a)...............        259,634      15,691,630
                                                                   --------------
                                                                      146,882,917
                                                                   --------------
METALS-FERROUS -- 0.1%
  Allegheny Technologies, Inc. ...................         34,940         783,966
  Bethlehem Steel Corp.(a)........................         47,300         396,138
  Nucor Corp. ....................................         34,100       1,869,106
  USX-U.S. Steel Group, Inc. .....................         31,540       1,040,820
  Worthington Industries, Inc. ...................         34,000         563,125
                                                                   --------------
                                                                        4,653,155
                                                                   --------------
METALS-NON FERROUS -- 0.4%
  Alcan Aluminum Ltd. ............................         83,350       3,432,978
  Alcoa, Inc. ....................................        138,100      11,462,300
  Inco Ltd.(a)....................................         67,200       1,579,200
  Reynolds Metals Co. ............................         25,600       1,961,600
                                                                   --------------
                                                                       18,436,078
                                                                   --------------
                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES        (NOTE 2)
                                                    -------------  --------------
MINERAL RESOURCES -- 0.1%
  Burlington Resources, Inc. .....................         70,817      $2,341,387
  Homestake Mining Co. ...........................         93,700         732,031
  Phelps Dodge Corp. .............................         27,528       1,847,817
                                                                   --------------
                                                                        4,921,235
                                                                   --------------
MISCELLANEOUS - BASIC INDUSTRY -- 0.5%
  AES Corp.(a)....................................         75,200       5,621,200
  Crane Co. ......................................         25,625         509,297
  Danaher Corp. ..................................         51,400       2,480,050
  Ecolab, Inc. ...................................         48,000       1,878,000
  ITT Industries, Inc. ...........................         41,900       1,401,031
  Millipore Corp. ................................         16,200         625,725
  NACCO Industries, Inc. (Class "A" Stock) .......          3,300         183,356
  Pall Corp. .....................................         44,000         948,750
  PPG Industries, Inc. ...........................         65,800       4,116,613
  Textron, Inc. ..................................         59,400       4,555,238
  Thermo Electron Corp.(a)........................         57,000         855,000
                                                                   --------------
                                                                       23,174,260
                                                                   --------------
MISCELLANEOUS - CONSUMER GROWTH/STABLE -- 0.6%
  American Greetings Corp. (Class "A" Stock) .....         24,800         585,900
  Black & Decker Corp. ...........................         32,900       1,719,025
  Corning, Inc. ..................................         88,700      11,436,756
  Jostens, Inc. ..................................         12,400         301,475
  Minnesota Mining & Manufacturing Co. ...........        151,100      14,788,913
  Polaroid Corp. .................................         15,400         289,713
                                                                   --------------
                                                                       29,121,782
                                                                   --------------
OIL & GAS -- 4.7%
  Amerada Hess Corp. .............................         35,800       2,031,650
  Anadarko Petroleum Corp. .......................         47,600       1,624,350
  Ashland, Inc. ..................................         26,600         876,138
  Atlantic Richfield Co. .........................        119,370      10,325,505
  Chevron Corp. ..................................        245,800      21,292,425
  Coastal Corp. ..................................         81,500       2,888,156
  Eastern Enterprises ............................          9,500         545,656
  Exxon Mobil Corp. ..............................      1,291,435     104,041,232
  Kerr-McGee Corp. ...............................         33,926       2,103,412
  NICOR, Inc. ....................................         16,200         526,500
  Phillips Petroleum Co. .........................         94,400       4,436,800
  Royal Dutch Petroleum Co. ......................        800,600      48,386,263
  Sunoco, Inc. ...................................         33,200         780,200
  Texaco, Inc. ...................................        204,982      11,133,085
  Union Pacific Resources Group, Inc. ............         90,056       1,148,214
  Unocal Corp. ...................................         90,600       3,040,763
  USX-Marathon Group .............................        116,500       2,876,094
                                                                   --------------
                                                                      218,056,443
                                                                   --------------
OIL & GAS EXPLORATION/PRODUCTION -- 0.1%
  Occidental Petroleum Corp. .....................        130,000       2,811,250
                                                                   --------------
OIL - EXPLORATION & PRODUCTION -- 0.1%
  Conoco, Inc (Class "B") ........................        233,957       5,819,680
                                                                   --------------
OIL & GAS SERVICES -- 0.9%
  Apache Corp. ...................................         42,100       1,555,069
  Baker Hughes, Inc. .............................        122,130       2,572,363
  El Paso Energy Corp. ...........................         80,900       3,139,931
  Enron Corp. ....................................        268,800      11,928,000
  Halliburton Co. ................................        164,100       6,605,025
  Helmerich & Payne, Inc. ........................         18,100         394,806
  McDermott International, Inc. ..................         20,700         187,594

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B48

DECEMBER 31, 1999

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES        (NOTE 2)
                                                    -------------  --------------
OIL & GAS SERVICES (CONT'D.)
  ONEOK, Inc. ....................................         13,000  $      326,625
  Rowan Companies, Inc.(a)........................         28,700         622,431
  Schlumberger Ltd. ..............................        207,300      11,660,625
  Tosco Corp. ....................................         52,000       1,413,750
  Transocean Sedco Forex, Inc. ...................         40,133       1,351,990
                                                                   --------------
                                                                       41,758,209
                                                                   --------------
PRECIOUS METALS -- 0.1%
  Barrick Gold Corp. .............................        145,300       2,569,994
  Freeport-McMoRan Copper & Gold, Inc. (Class "B"
    Stock)(a).....................................         66,200       1,398,475
  Newmont Mining Corp. ...........................         61,503       1,506,824
  Placer Dome, Inc. ..............................        121,000       1,300,750
                                                                   --------------
                                                                        6,776,043
                                                                   --------------
RAILROADS -- 0.4%
  Burlington Northern Santa Fe Corp. .............        171,626       4,161,931
  CSX Corp. ......................................         80,612       2,529,202
  Kansas City Southern Industries, Inc. ..........         41,600       3,104,400
  Norfolk Southern Corp. .........................        141,300       2,896,650
  Union Pacific Corp. ............................         92,100       4,017,863
                                                                   --------------
                                                                       16,710,046
                                                                   --------------
RESTAURANTS -- 0.5%
  Darden Restaurants, Inc. .......................         50,300         911,688
  McDonald's Corp. ...............................        507,100      20,442,469
  Tricon Global Restaurants, Inc.(a)..............         56,650       2,188,106
  Wendy's International, Inc. ....................         44,800         924,000
                                                                   --------------
                                                                       24,466,263
                                                                   --------------
RETAIL -- 8.0%
  Albertson's, Inc. ..............................        156,644       5,051,769
  AutoZone, Inc.(a)...............................         51,900       1,677,019
  Bed Bath & Beyond, Inc.(a)......................         49,000       1,702,750
  Bell Atlantic Corp. ............................        581,390      35,791,822
  BellSouth Corp. ................................        708,100      33,147,931
  Best Buy Co., Inc.(a)...........................         75,000       3,764,063
  Circuit City Stores, Inc. ......................         75,200       3,388,700
  Consolidated Stores Corp.(a)....................         40,200         653,250
  Costco Wholesale Corp.(a).......................         83,266       7,598,023
  CVS Corp. ......................................        145,800       5,822,888
  Dayton-Hudson Corp. ............................        166,284      12,211,481
  Dillard's, Inc. ................................         37,750         762,078
  Dollar General Corporation .....................         82,843       1,884,678
  Federated Department Stores, Inc.(a)............         76,500       3,868,031
  Great Atlantic & Pacific Tea Co., Inc. .........         12,400         345,650
  Harcourt General, Inc. .........................         27,006       1,086,992
  Home Depot, Inc. ...............................        848,619      58,183,440
  IKON Office Solutions, Inc. ....................         52,476         357,493
  J.C. Penney Co., Inc. ..........................        100,500       2,003,719
  Kmart Corp.(a)..................................        181,400       1,825,338
  Kohl's Corp.(a).................................         60,800       4,389,000
  Kroger Co.(a)...................................        308,000       5,813,500
  Liz Claiborne, Inc. ............................         23,400         880,425
  Longs Drug Stores, Inc. ........................         13,700         353,631
  May Department Stores Co. ......................        127,200       4,102,200
  Nordstrom, Inc. ................................         52,300       1,369,606
  Office Depot, Inc.(a)...........................        139,000       1,520,313
  Pep Boys - Manny, Moe & Jack ...................         19,656         179,361
  Rite Aid Corp. .................................         94,600       1,058,338
  Safeway, Inc.(a)................................        188,600       6,707,088
  Sears, Roebuck & Co. ...........................        140,200       4,267,338
                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES        (NOTE 2)
                                                    -------------  --------------
RETAIL (CONT'D.)
  Sherwin-Williams Co. ...........................         64,700     $ 1,358,700
  Staples, Inc.(a)................................        171,200       3,552,400
  Supervalu, Inc. ................................         46,800         936,000
  Tandy Corp. ....................................         74,860       3,682,176
  The Gap, Inc. ..................................        316,987      14,581,402
  The Limited, Inc. ..............................         82,048       3,553,704
  TJX Companies, Inc. ............................        116,400       2,378,925
  Toys 'R' Us, Inc.(a)............................         98,450       1,409,066
  Wal-Mart Stores, Inc. ..........................      1,661,200     114,830,450
  Walgreen Co. ...................................        373,000      10,910,250
  Winn-Dixie Stores, Inc. ........................         54,900       1,314,169
                                                                   --------------
                                                                      370,275,157
                                                                   --------------
RUBBER -- 0.0%
  Cooper Tire & Rubber Co. .......................         28,800         448,200
  Goodyear Tire & Rubber Co. .....................         58,000       1,634,875
                                                                   --------------
                                                                        2,083,075
                                                                   --------------
TELECOMMUNICATIONS -- 11.5%
  ADC Telecommunications, Inc.(a).................         56,700       4,114,294
  AFLAC Inc. .....................................        102,000       4,813,125
  Alltel Corp. ...................................        114,000       9,426,375
  Andrew Corp.(a).................................         29,112         551,309
  AT&T Corp. .....................................      1,192,521      60,520,441
  CenturyTel, Inc. ...............................         51,200       2,425,600
  General Instrument Corp.(a).....................         66,200       5,627,000
  Global Crossing Ltd.(a).........................        284,105      14,205,250
  GTE Corp. ......................................        365,020      25,756,724
  Lucent Technologies, Inc. ......................      1,159,805      86,767,912
  MCI Worldcom, Inc.(a)...........................      1,049,958      55,713,396
  Motorola, Inc. .................................        226,800      33,396,300
  Nextel Communications, Inc. (Class "A"
    Stock)(a).....................................        132,300      13,643,438
  Nortel Networks Corp. ..........................        494,940      49,988,940
  Qualcomm Inc(a).................................        242,400      42,723,000
  SBC Communications, Inc. .......................      1,273,877      62,101,504
  Scientific-Atlanta, Inc. .......................         27,200       1,513,000
  Sprint Corp. ...................................        327,700      22,058,306
  Sprint Corp. (PCS Group)(a).....................        163,450      16,753,625
  Tellabs, Inc.(a)................................        147,700       9,480,494
  US West, Inc. ..................................        186,922      13,458,384
                                                                   --------------
                                                                      535,038,417
                                                                   --------------
TEXTILES -- 0.0%
  National Service Industries, Inc. ..............         14,700         433,650
  Russell Corp. ..................................         12,700         212,725
  Springs Industries, Inc. .......................          8,700         347,456
  VF Corp. .......................................         42,836       1,285,080
                                                                   --------------
                                                                        2,278,911
                                                                   --------------
TOBACCO -- 0.0%
  UST, Inc. ......................................         66,100       1,664,894
                                                                   --------------
TOYS -- 0.1%
  Hasbro, Inc. ...................................         73,550       1,402,047
  Mattel, Inc. ...................................        152,381       2,000,001
                                                                   --------------
                                                                        3,402,048
                                                                   --------------
TRUCKING/SHIPPING -- 0.1%
  Federal Express Corp.(a)........................        106,640       4,365,575
  Ryder System, Inc. .............................         25,800         630,488
                                                                   --------------
                                                                        4,996,063
                                                                   --------------
UTILITIES - ELECTRICAL & GAS -- 0.0%
  Florida Progress Corp. .........................         36,000       1,523,250
                                                                   --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B49

DECEMBER 31, 1999

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES        (NOTE 2)
                                                    -------------  --------------
UTILITY - ELECTRIC -- 1.4%
  Ameren Corp. ...................................         53,900  $    1,765,225
  American Electric Power Co., Inc. ..............         72,500       2,329,063
  Carolina Power & Light Co. .....................         59,900       1,823,206
  Central & South West Corp. .....................         77,400       1,548,000
  CINergy Corp. ..................................         58,739       1,417,078
  CMS Energy Corp. ...............................         43,100       1,344,181
  Consolidated Edison, Inc. ......................         87,200       3,008,400
  Constellation Energy Group .....................         53,550       1,552,950
  Dominion Resources, Inc. .......................         71,950       2,824,038
  DTE Energy Co. .................................         53,600       1,681,700
  Duke Energy Corp. ..............................        136,531       6,843,616
  Edison International ...........................        129,800       3,399,138
  Entergy Corp. ..................................         90,300       2,325,225
  FirstEnergy Corp.(a)............................         87,200       1,978,350
  FPL Group, Inc. ................................         68,100       2,915,531
  GPU, Inc. ......................................         46,200       1,383,113
  New Century Energies, Inc. .....................         40,900       1,242,338
  Niagara Mohawk Holdings Inc.(a).................         64,600         900,363
  Northern States Power Co. ......................         53,900       1,051,050
  Pacific Gas & Electric, Co. ....................        140,000       2,870,000
  PECO Energy Co. ................................         80,500       2,797,375
  Pinnacle West Capital Corp. ....................         29,000         886,313
  PP&L Resources, Inc. ...........................         57,000       1,303,875
  Public Service Enterprise Group, Inc. ..........         80,400       2,798,925
  Reliant Energy, Inc. ...........................        107,410       2,457,004
  Southern Co. ...................................        259,400       6,095,900
  Texas Utilities Co. ............................        103,506       3,680,932
  Unicom Corp. ...................................         79,100       2,649,850
                                                                   --------------
                                                                       66,872,739
                                                                   --------------
WASTE MANAGEMENT -- 0.1%
  Allied Waste Industries, Inc.(a)................         68,000         599,250
  Waste Management, Inc. .........................        230,230       3,957,078
                                                                   --------------
                                                                        4,556,328
                                                                   --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $2,278,861,725)..........................................   4,589,537,721
                                                                   --------------
                                                      PRINCIPAL
SHORT-TERM                                             AMOUNT          VALUE
INVESTMENTS -- 1.4%                                     (000)        (NOTE 2)
                                                    -------------  --------------
REPURCHASE AGREEMENT -- 1.3%
  Joint Repurchase Agreement Account,
    2.875%, 01/03/00 (Note 5) ....................  $      60,195  $   60,195,000
                                                                   --------------
U.S. GOVERNMENT OBLIGATION -- .1%
  United States Treasury Bill,
    5.196%, 03/16/00(b)...........................          6,500       6,430,134
                                                                   --------------
TOTAL SHORT-TERM INVESTMENTS
  (cost $66,624,638).............................................      66,625,134
                                                                   --------------
TOTAL INVESTMENTS -- 100.0%
  (cost $2,345,486,363; Note 6)                                     4,656,162,855
VARIATION MARGIN ON OPEN FUTURES
  CONTRACTS(c)...................................................         145,000
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (0.0%)...............................................      (1,290,335)
                                                                   --------------
TOTAL NET ASSETS -- 100.0%.......................................  $4,655,017,520
                                                                   ==============

The following abbreviations are used in portfolio descriptions:
  ADR   American Depository Receipt

(a)  Non-income producing security.

(b)  Security segregated as collateral for futures contracts.

(c)  Open futures contracts as of December 31, 1999 are as follows:

                                                                     VALUE AT
      NUMBER OF                           EXPIRATION  VALUE AT     DECEMBER 31,
      CONTRACTS              TYPE           DATE    TRADE DATE         1999        APPRECIATION
         171           S&P 500 Index       Mar 00   $61,025,287    $63,449,550     $2,424,263

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B50

                            EQUITY INCOME PORTFOLIO
DECEMBER 31, 1999

LONG-TERM INVESTMENTS -- 98.0%
                                                                       VALUE
COMMON STOCKS -- 92.6%                                 SHARES        (NOTE 2)
                                                    -------------  --------------
AIRLINES -- 3.5%
  AMR Corp.(a)....................................        956,200  $   64,065,400
  US Airways Group, Inc. .........................        233,000       7,470,562
                                                                   --------------
                                                                       71,535,962
                                                                   --------------
AUTOS - CARS & TRUCKS -- 3.3%
  Delphi Automotive Systems Corp. ................        459,895       7,243,346
  Ford Motor Co. .................................        382,900      20,461,219
  General Motors Corp. ...........................        527,300      38,328,119
                                                                   --------------
                                                                       66,032,684
                                                                   --------------
BANKS AND SAVINGS & LOANS -- 0.5%
  Hanvit Bank, GDR, (South Korea) ................      1,521,900       9,702,112
                                                                   --------------
CHEMICALS -- 6.4%
  Dow Chemical Co. ...............................        800,000     106,900,000
  Lyondell Chemical Co. ..........................        518,100       6,605,775
  Millennium Chemicals, Inc. .....................        849,698      16,781,535
                                                                   --------------
                                                                      130,287,310
                                                                   --------------
CONTAINERS -- 0.1%
  Pactiv Corp.(a).................................        234,500       2,491,562
                                                                   --------------
DIVERSIFIED CONSUMER PRODUCTS -- 2.0%
  Eastman Kodak Co. ..............................        224,400      14,866,500
  Gibson Greetings, Inc.(a).......................        509,100       4,565,991
  Philip Morris Co., Inc. ........................        944,100      21,891,319
                                                                   --------------
                                                                       41,323,810
                                                                   --------------
DIVERSIFIED OPERATIONS -- 0.6%
  Tomkins PLC, ADR, (United Kingdom) .............        819,700(b)   12,039,344
                                                                   --------------
ELECTRONICS -- 0.3%
  Esterline Technologies Corp.(a).................        567,900       6,566,344
                                                                   --------------
FINANCIAL SERVICES -- 12.0%
  A.G. Edwards, Inc. .............................        326,000      10,452,375
  Bear Stearns Companies, Inc. ...................      1,054,134      45,064,228
  Lehman Brothers Holdings, Inc. .................      1,611,700     136,490,844
  PaineWebber Group, Inc. ........................      1,307,400      50,743,462
                                                                   --------------
                                                                      242,750,909
                                                                   --------------
FOOD & BEVERAGE -- 1.4%
  Nabisco Group Holdings Corp. ...................      2,603,280      27,659,850
                                                                   --------------
FOREST PRODUCTS -- 6.0%
  Georgia-Pacific Corp. ..........................        794,600      40,325,950
  Longview Fibre Co. .............................      1,358,900      19,364,325
  Louisiana-Pacific Corp. ........................      1,324,700      18,876,975
  Potlatch Corp. .................................        211,400       9,433,725
  Rayonier, Inc. .................................        408,600      19,740,487
  Weyerhaeuser Co. ...............................        202,000      14,506,125
                                                                   --------------
                                                                      122,247,587
                                                                   --------------
GAS DISTRIBUTION -- 0.4%
  TransCanada Pipelines, Ltd. ....................        980,444(b)    8,578,885
                                                                   --------------
HOSPITALS/ HOSPITAL MANAGEMENT -- 4.1%
  Columbia/HCA Healthcare Corp. ..................      1,239,100      36,321,119
  Humana Inc.(a)..................................      1,547,700      12,671,794
  Lifepoint Hospitals, Inc.(a)....................         56,984         673,124
  PhyCor, Inc.(a).................................      2,019,600       3,786,750
  Tenet Healthcare Corp.(a).......................      1,221,200      28,698,200
  Triad Hospitals, Inc.(a)........................         56,984         861,883
                                                                   --------------
                                                                       83,012,870
                                                                   --------------
HOUSING RELATED -- 5.8%
  Hanson, PLC, ADR, (United Kingdom) .............      2,056,950      83,177,916
  Kaufman & Broad Home Corp. .....................        708,300      17,132,006
  Ryland Group, Inc. .............................        725,000      16,720,313
                                                                   --------------
                                                                      117,030,235
                                                                   --------------
                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES        (NOTE 2)
                                                    -------------  --------------
INSURANCE -- 2.0%
  Marsh & McLennan Companies, Inc. ...............        121,700     $11,645,169
  Ohio Casualty Corp. ............................        782,400(b)   12,567,300
  SAFECO Corp. ...................................        409,400      10,183,825
  Selective Insurance Group, Inc. ................        409,600       7,040,000
                                                                   --------------
                                                                       41,436,294
                                                                   --------------
MACHINERY -- 3.0%
  Cascade Corp. ..................................         14,700         135,056
  Commerical Intertech Corp. .....................        179,900       2,293,725
  Flowserve Corp. ................................      1,165,500      19,813,500
  Graco Inc. .....................................        200,000       7,175,000
  Regal-Beloit Corp. .............................        150,000       3,093,750
  Snap-On, Inc. ..................................        596,000      15,831,250
  United Dominion Industries, Ltd. ...............        600,000      11,962,500
                                                                   --------------
                                                                       60,304,781
                                                                   --------------
METALS-FERROUS -- 4.4%
  AK Steel Holding Corp. .........................        951,100      17,952,013
  USX-U.S. Steel Group ...........................      2,168,100      71,547,300
                                                                   --------------
                                                                       89,499,313
                                                                   --------------
METALS-NON FERROUS -- 12.5%
  ALCOA, Inc. ....................................      2,034,600     168,871,800
  Reynolds Metals Co. ............................      1,094,786      83,887,977
                                                                   --------------
                                                                      252,759,777
                                                                   --------------
OIL & GAS -- 3.6%
  Noble Affiliates, Inc. .........................        735,800      15,773,713
  Pioneer Natural Resources Co. ..................      2,631,817      23,521,864
  Total Fina SA, (Class "B" Stock), ADR,
    (France) .....................................        406,144      28,125,472
  USX-Marathon Group .............................        237,500       5,863,281
                                                                   --------------
                                                                       73,284,330
                                                                   --------------
OIL & GAS EXPLORATION/PRODUCTION -- 1.2%
  Crestar Energy, Inc., ADR, (Canada)(a)..........        206,000       2,830,806
  Occidental Petroleum Corp. .....................      1,030,000      22,273,750
                                                                   --------------
                                                                       25,104,556
                                                                   --------------
OIL & GAS SERVICES -- 2.0%
  McDermott International, Inc. ..................      2,994,100      27,134,031
  Pennzoil-Quaker State Co. ......................      1,196,208      12,186,369
                                                                   --------------
                                                                       39,320,400
                                                                   --------------
PRECIOUS METALS -- 0.8%
  Stillwater Mining Co.(a)........................        501,000      15,969,375
                                                                   --------------
REAL ESTATE DEVELOPMENT -- 10.9%
  Capital Automotive .............................        595,800       7,261,313
  Center Trust, Inc. .............................        432,600       4,190,813
  Crescent Real Estate Equities Co. ..............      2,796,500      51,385,688
  Crown American Realty Trust ....................      1,140,100       6,270,550
  Equity Office Properties Trust .................        560,678      13,806,696
  Equity Residential Properties Trust ............      1,619,900      69,149,481
  Gables Residential Trust .......................        430,100      10,322,400
  Glimcher Realty Trust ..........................        527,900       6,796,713
  Manufactured Home Communities, Inc. ............        421,900      10,257,444
  Vornado Realty Trust ...........................      1,272,400      41,353,000
                                                                   --------------
                                                                      220,794,098
                                                                   --------------
RETAIL -- 2.3%
  Heilig-Meyers Co. ..............................      2,055,200       5,651,800
  The Limited, Inc. ..............................        830,916      35,989,049
  Toys 'R' Us, Inc.(a)............................        358,800       5,135,325
                                                                   --------------
                                                                       46,776,174
                                                                   --------------


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B51

DECEMBER 31, 1999

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES        (NOTE 2)
                                                    -------------  --------------
TELECOMMUNICATIONS -- 1.2%
  Telefonos de Mexico SA (Class "L" Stock), ADR,
    (Mexico) .....................................        213,600(b) $ 24,030,000
                                                                   --------------
TEXTILES -- 0.7%
  Kellwood Co. ...................................        745,200      14,484,825
                                                                   --------------
TOBACCO -- 0.8%
  R.J. Reynolds Tobacco Holdings, Inc. ...........        867,760      15,294,270
                                                                   --------------
TRUCKING/SHIPPING -- 0.5%
  Yellow Corp.(a).................................        566,500       9,524,281
                                                                   --------------
UTILITY-ELECTRIC -- 0.3%
  Pacific Gas & Electric, Co. ....................        247,200       5,067,600
                                                                   --------------
TOTAL COMMON STOCKS
  (cost $1,621,129,265)..........................................   1,874,909,538
                                                                   --------------

PREFERRED STOCKS -- 4.6%
METALS-FERROUS -- 0.7%
  Bethlehem Steel Corp. (Cum. Conv.), $3.50 ......        261,400       7,842,000
  Rouge Steel, 7.25% .............................        273,100       2,065,319
  USX Capital Trust (Cum. Conv.), 6.75% ..........        119,200       5,095,800
                                                                   --------------
                                                                       15,003,119
                                                                   --------------
METALS-NON FERROUS -- 0.1%
  Hecla Mining Co. (Cum. Conv.), 7.00%, Series
    B ............................................         61,800       1,475,475
                                                                   --------------
REAL ESTATE DEVELOPMENT -- 0.5%
  Union Pacific Capital Trust, 6.25% .............        246,400      10,102,400
                                                                   --------------
RETAIL -- 1.3%
  Kmart Corp. (Cum. Conv.), 7.75% ................        629,300      27,531,875
                                                                   --------------
TELECOMMUNICATIONS -- 2.0%
  Telecomunicacoes Brasileiras SA, Series B, ADR,
    (Brazil) .....................................        309,900(b)   39,822,150
                                                                   --------------
TOTAL PREFERRED STOCKS
  (cost $105,218,668)............................................      93,935,019
                                                                   --------------

                                                      MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT       VALUE
CONVERTIBLE BONDS -- 0.8%                           (UNAUDITED)     (000)      (NOTE 2)
                                                    ------------  ---------  --------------
OIL & GAS SERVICES -- 0.2%
  Baker Hughes, Inc.,
    Zero Coupon, 05/05/08 ........................       A2       $   6,000       4,176,120
                                                                             --------------
REAL ESTATE DEVELOPMENT -- 0.2%
  Malan Realty Investors, Inc.,
    9.50%, 07/15/04 ..............................       B3           2,969       2,649,832
                                                                             --------------
RETAIL -- 0.4%
  Charming Shoppes, Inc.,
    7.50%, 07/15/06 ..............................       B2           8,079       8,280,975
                                                                             --------------
TOTAL CONVERTIBLE BONDS
  (cost $15,360,108).......................................................      15,106,927
                                                                             --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $1,741,708,041)....................................................   1,983,951,484
                                                                             --------------
                                                      MOODY'S     PRINCIPAL
SHORT-TERM                                             RATING      AMOUNT        VALUE
INVESTMENTS -- 4.7%                                 (UNAUDITED)     (000)      (NOTE 2)
                                                    ------------  ---------  --------------
COMMERCIAL PAPER -- 2.4%
  Coastal Corp.,
    6.50%, 01/14/00 ..............................       P2       $  15,000(c) $ 14,970,208
  Countrywide Home Loans, Inc.,
    5.25%, 01/03/00 ..............................       P2           4,800(c)    4,800,000
  Heller Financial, Inc.,
    6.05%, 01/12/00 ..............................       P2          10,000(c)    9,984,875
  Keyspan Corp.,
    6.50%, 01/12/00 ..............................       P2          19,000(c)   18,969,125
                                                                             --------------
                                                                                 48,724,208
                                                                             --------------
TIME DEPOSIT -- 0.5%
  Banque Nationale de Paris,
    2.00%, 01/03/00 ..............................       P1           1,631(c)    1,631,000
  Chase Manhattan Corp.,
    5.50%, 01/03/00 ..............................       P1           5,000(c)    5,000,000
  Deutsche Bank AG,
    5.00%, 01/03/00 ..............................       P1           3,000(c)    3,000,000
                                                                             --------------
                                                                                  9,631,000
                                                                             --------------
REPURCHASE AGREEMENT -- 1.8%
  Joint Repurchase Agreement Account,
    2.875%, 01/03/00
      (Note 5) ...................................                   37,352      37,352,000
                                                                             --------------
TOTAL SHORT-TERM INVESTMENTS
  (cost $95,707,208).......................................................      95,707,208
                                                                             --------------
TOTAL INVESTMENTS -- 102.7%
  (cost $1,837,415,249; Note 6)............................................   2,079,658,692
LIABILITIES IN EXCESS OF OTHER ASSETS -- (2.7%)............................
                                                                                (55,619,332)
                                                                             --------------
TOTAL NET ASSETS -- 100.0%.................................................  $2,024,039,360
                                                                             ==============

The following abbreviations are used in portfolio descriptions:
  ADR   American Depository Receipt
  AG    Aktiengesellschaft (German Stock Company)
  GDR   Global Depository Receipt
  SA Sociedad Anonima (Spanish Corporation) or Societe Anonyme (French Corporation)

(a)  Non-income producing security.

(b) Portion of securities on loan with an aggregate market value of $56,036,738; cash collateral of $57,973,945 was received with which the portfolio purchased securities.

(c) Represents security purchased with cash collateral received for securities on loan.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B52

                                EQUITY PORTFOLIO
DECEMBER 31, 1999

LONG-TERM INVESTMENTS -- 89.6%
                                                                       VALUE
COMMON STOCKS                                          SHARES        (NOTE 2)
                                                    -------------  --------------
AEROSPACE
  Raytheon Co. ...................................         44,639  $    1,107,605
                                                                   --------------
APPAREL -- 0.3%
  Jones Apparel Group, Inc. ......................        716,973      19,447,893
                                                                   --------------
AUTOS - CARS & TRUCKS -- 1.4%
  Delphi Automotive Systems Corp. ................        440,325       6,935,119
  General Motors Corp. ...........................        630,000      45,793,125
  Navistar International Corp.(a).................        395,200      18,722,600
  PACCAR Inc. ....................................        279,400      12,380,912
                                                                   --------------
                                                                       83,831,756
                                                                   --------------
BANKS AND SAVINGS & LOANS -- 5.0%
  Bank of New York Co., Inc. .....................      2,400,000      96,000,000
  Bank of America Corp. ..........................      1,789,856      89,828,398
  Chase Manhattan Corp. ..........................        376,900      29,280,419
  Mellon Financial Corp. .........................        540,200      18,400,562
  Mercantile Bankshares Corp. ....................        419,400      13,394,587
  Morgan (J.P.) & Co., Inc. ......................        232,100      29,389,662
  National City Corp. ............................        123,120       2,916,405
  Republic New York Corp. ........................        450,000      32,400,000
                                                                   --------------
                                                                      311,610,033
                                                                   --------------
CHEMICALS -- 1.3%
  Eastman Chemical Co. ...........................        941,550      44,900,166
  Potash Corp. of Saskatchewan Inc., (Canada) ....        380,000      18,311,250
  Wellman, Inc. ..................................        798,200      14,866,475
                                                                   --------------
                                                                       78,077,891
                                                                   --------------
COMPUTER -- 5.9%
  Compaq Computer Corp. ..........................      3,302,350      89,369,847
  Gerber Scientific, Inc. ........................        419,800       9,209,362
  Hewlett-Packard Co. ............................      1,100,000     125,331,250
  NCR Corp.(a) ...................................        100,000       3,787,500
  Seagate Technology, Inc.(a) ....................      2,975,800     138,560,687
                                                                   --------------
                                                                      366,258,646
                                                                   --------------
CONSTRUCTION & HOUSING -- 1.3%
  American Standard Co., Inc.(a) .................      1,050,000      48,168,750
  Centex Corp. ...................................      1,200,000      29,625,000
                                                                   --------------
                                                                       77,793,750
                                                                   --------------
DIVERSIFIED CONSUMER PRODUCTS -- 4.0%
  Eastman Kodak Co. ..............................      2,969,300     196,716,125
  Gibson Greeting, Inc.(a)........................        750,000       6,726,562
  Philip Morris Co., Inc. ........................      2,025,000      46,954,687
                                                                   --------------
                                                                      250,397,374
                                                                   --------------
ELECTRONICS -- 4.5%
  Arrow Electronics, Inc.(a) .....................      2,145,500      54,442,062
  Avnet, Inc. ....................................        887,600      53,699,800
  Harris Corp. ...................................      2,884,000      76,966,750
  Hitachi Ltd. ADR, (Japan) ......................        515,000      83,365,625
  Lanier Worldwide, Inc.(a) ......................      2,884,000      11,175,500
                                                                   --------------
                                                                      279,649,737
                                                                   --------------
FINANCIAL SERVICES -- 3.3%
  Citigroup, Inc. ................................      1,400,401      77,809,781
  Lehman Brothers Holdings, Inc. .................        764,800      64,769,000
  Morgan Stanley Dean Witter & Co. ...............        452,800      64,637,200
                                                                   --------------
                                                                      207,215,981
                                                                   --------------
                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES        (NOTE 2)
                                                    -------------  --------------
FOOD & BEVERAGE 1.5%
  Nabisco Group Holdings Corp. ...................      3,710,000  $   39,418,750
  Sara Lee Corp. .................................      2,497,500      55,101,094
                                                                   --------------
                                                                       94,519,844
                                                                   --------------
FOREST PRODUCTS -- 12.3%
  Fort James Corp. ...............................        664,000      18,177,000
  Georgia-Pacific Corp. ..........................      3,406,300     172,869,725
  Georgia-Pacific Timber Group ...................      1,158,000      28,515,750
  International Paper Co. ........................      1,820,000     102,716,250
  Mead Corp. .....................................      2,306,000     100,166,875
  Rayonier Inc. ..................................        830,400      40,118,700
  Temple-Inland, Inc. ............................      1,240,500      81,795,469
  Weyerhaeuser Co. ...............................      1,522,500     109,334,531
  Willamette Industries, Inc. ....................      2,500,000     116,093,750
                                                                   --------------
                                                                      769,788,050
                                                                   --------------
HOSPITALS/HOSPITAL MANAGEMENT -- 10.9%
  Columbia/HCA Healthcare Corp. ..................      5,790,100     169,722,306
  Foundation Health Systems, Inc.(a) .............      4,724,610      46,950,812
  HEALTHSOUTH Corp.(a) ...........................      5,376,800      28,900,300
  LifePoint Hospitals, Inc.(a)....................        304,742       3,599,765
  PacifiCare Health Systems, Inc.(a) .............      1,143,900      60,626,700
  Service Corp. International(a) .................      3,686,500      25,575,094
  Tenet Healthcare Corp.(a).......................      7,321,732     172,060,702
  Triad Hospitals, Inc.(a)........................        304,742       4,609,223
  Wellpoint Health Networks Inc.(a) ..............      2,570,900     169,518,719
                                                                   --------------
                                                                      681,563,621
                                                                   --------------
INSURANCE -- 11.1%
  American Financial Group, Inc. .................        552,700      14,577,462
  American General Corp. .........................        879,704      66,747,541
  AXA Financial Inc. .............................      2,323,800      78,718,725
  Chubb Corp. ....................................      2,206,400     124,247,900
  Loews Corp. ....................................      1,775,000     107,720,312
  Old Republic International Corp. ...............      3,198,327      43,577,205
  SAFECO Corp. ...................................      2,855,800      71,038,025
  St. Paul Companies, Inc. .......................      1,320,100      44,470,869
  Tokio Marine & Fire Insurance Co. Ltd. (The) ADR
    (Japan) ......................................        656,400      38,809,650
  United HealthCare Corp. ........................      1,914,900     101,729,063
                                                                   --------------
                                                                      691,636,752
                                                                   --------------
LEISURE -- 0.8%
  Hilton Hotels Corp. ............................      3,470,600      33,404,525
  Park Place Entertainment Corp.(a) ..............      1,078,300      13,478,750
                                                                   --------------
                                                                       46,883,275
                                                                   --------------
METALS-FERROUS -- 0.2%
  Birmingham Steel Corp.(a) ......................      1,492,400       7,928,375
  Carpenter Technology Corp. .....................        100,000       2,743,750
                                                                   --------------
                                                                       10,672,125
                                                                   --------------
METALS-NON FERROUS -- 2.5%
  Alcoa, Inc. ....................................      1,882,000     156,206,000
                                                                   --------------
MINERAL RESOURCES -- 0.5%
  Phelps Dodge Corp. .............................        488,600      32,797,275
                                                                   --------------
OIL & GAS -- 5.6%
  Amerada Hess Corp. .............................        325,000      18,443,750
  Atlantic Richfield Co. .........................      1,100,000      95,150,000
  Kerr-McGee Corp. ...............................        590,400      36,604,800
  KeySpan Corp. ..................................      1,356,432      31,452,267
  Occidental Petroleum Corp. .....................      1,100,000      23,787,500
  Total SA, ADR, (France) ........................      2,075,275     143,712,794
                                                                   --------------
                                                                      349,151,111
                                                                   --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B53

DECEMBER 31, 1999

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES        (NOTE 2)
                                                    -------------  --------------
PRECIOUS METALS -- 2.5%
  Freeport-McMoRan Copper & Gold, Inc. (Class
    "A")(a) ......................................      3,853,300  $   71,526,881
  Freeport-McMoRan Copper & Gold, Inc. (Class "B"
    Stock)(a) ....................................        319,600       6,751,550
  Kinross Gold Corp.(a) ..........................        105,126         197,111
  Newmont Mining Corp. ...........................      3,057,000      74,896,500
                                                                   --------------
                                                                      153,372,042
                                                                   --------------
RESTAURANTS -- 2.5%
  CKE Restaurants, Inc. ..........................      1,933,700      11,360,488
  Darden Restaurants, Inc. .......................      7,922,700     143,598,938
                                                                   --------------
                                                                      154,959,426
                                                                   --------------
RETAIL -- 6.1%
  Consolidated Stores Corp.(a) ...................      2,023,800      32,886,750
  Dillard's, Inc. ................................      3,649,000      73,664,188
  IKON Office Solutions, Inc. ....................      5,193,000      35,377,313
  Kmart Corp.(a) .................................      6,500,000      65,406,250
  Pep Boys - Manny, Moe & Jack ...................      1,594,900      14,553,463
  Sears, Roebuck and Co. .........................        690,000      21,001,875
  Tandy Corp. ....................................      2,166,900     106,584,394
  Toys 'R' Us, Inc.(a) ...........................      2,350,000      33,634,375
                                                                   --------------
                                                                      383,108,608
                                                                   --------------
TELECOMMUNICATIONS -- 3.9%
  ALLTEL Corp. ...................................      1,129,588      93,402,808
  AT&T Corp. .....................................      1,734,400      88,020,800
  Loral Corp.(a) .................................      2,600,000      63,212,500
                                                                   --------------
                                                                      244,636,108
                                                                   --------------
TEXTILES
  Worldtex, Inc.(a) ..............................        107,199         167,498
                                                                   --------------
TOBACCO -- 0.3%
  R.J. Reynolds Tobacco Holdings, Inc. ...........      1,236,666      21,796,238
                                                                   --------------
UTILITY - ELECTRIC -- 1.3%
  American Electric Power Company, Inc. ..........        180,000       5,782,500
  GPU, Inc. ......................................        500,000      14,968,750
  Reliant Energy, Inc. ...........................        974,519      22,292,122
  Unicom Corp. ...................................      1,112,900      37,282,150
                                                                   --------------
                                                                       80,325,522
                                                                   --------------
UTILITY - WATER -- 0.1%
  American Water Works Co., Inc. .................        270,000       5,737,500
                                                                   --------------
WASTE MANAGEMENT -- 0.5%
  Waste Management, Inc. .........................      1,882,292      32,351,894
                                                                   --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $4,235,036,665)..........................................   5,585,063,555
                                                                   --------------

                                                      MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT
SHORT-TERM INVESTMENTS -- 10.4%                     (UNAUDITED)     (000)
                                                    ------------  ---------
COMMERCIAL PAPER -- 8.7%
  Barton Capital Corp,
    6.09%, 02/01/00 ..............................       P1       $  20,844      20,734,691
    6.18%, 02/03/00 ..............................       P1          12,000      11,932,900
  Baus Funding LLC,
    6.20%, 01/31/00 ..............................       P1          60,000      59,690,000
  BBV Finance (Delaware) Inc,
    6.27%, 01/10/00 ..............................       P1          25,000      24,960,812
                                                      MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT        VALUE
SHORT-TERM INVESTMENTS (CONT'D)                     (UNAUDITED)     (000)      (NOTE 2)
                                                    ------------  ---------  --------------

COMMERCIAL PAPER -- 8.7% (CONT'D.)
  BBL North America,
    6.27%, 01/26/00 ..............................       P1       $  40,000  $   39,825,833
  Blue Ridge Asset Fund,
    6.70%, 01/18/00 ..............................       P1          19,000      18,939,886
  Carolina Power & Light,
    6.55%, 01/28/00 ..............................       P1          11,306      11,250,459
  Corporate Asset Funding,
    6.10%, 01/27/00 ..............................       P1           9,695       9,652,288
  Edison Asset Securitization LLC,
    6.65%, 01/31/00 ..............................       P1           9,592       9,538,844
    7.00%, 01/21/00 ..............................       P1          16,597      16,532,456
  Enterprise Funding Corp.,
    6.18%, 01/27/00 ..............................       P1           9,588       9,545,206
  Falcon Asset Securitization Corp.,
    5.99%, 01/13/00 ..............................       P1          60,000      59,880,200
  Fleet Funding Corp.,
    6.10%, 02/04/00 ..............................       P1           7,773       7,728,219
  Old Line Funding Corp.,
    6.25%, 01/20/00 ..............................       P1          20,000      19,934,028
    6.30%, 01/19/00 ..............................       P1          34,420      34,311,577
  Salomon Smith Barney Holding,
    6.10%, 01/25/00 ..............................       P1          28,000      27,886,133
  Thunder Bay Funding,
    6.75%, 01/28/00 ..............................       P1           6,513       6,480,028
  Triple-A One Plus Funding,
    6.26%, 01/12/00 ..............................       P1          10,590      10,569,744
    6.26%, 01/14/00 ..............................       P1          29,000      28,934,444
    6.66%, 01/20/00 ..............................       P1          12,000      11,957,820
    6.70%, 01/18/00 ..............................       P1           8,539       8,511,984
  Unifunding Inc.,
    6.50%, 01/25/00 ..............................       P1          35,000      34,848,333
  Windmill Funding Corp.,
    6.10%, 01/28/00 ..............................       P1          60,000      59,725,500
                                                                             --------------
                                                                                543,371,385
                                                                             --------------
REPURCHASE AGREEMENT -- 1.7%
  Joint Repurchase Agreement Account,
    2.875%, 01/03/00 (Note 5) ....................                  106,923     106,923,000
                                                                             --------------
TOTAL SHORT-TERM INVESTMENTS
  (cost $650,294,385)......................................................     650,294,385
                                                                             --------------
TOTAL INVESTMENTS -- 100.0%
  (cost $4,885,331,050; Note 6)............................................   6,235,357,940
FORWARD CURRENCY CONTRACTS -- AMOUNT PAYABLE TO COUNTERPARTIES (b).........
                                                                                   (138,418)
                                                                             --------------
OTHER ASSETS IN EXCESS OF OTHER LIABILITIES................................          76,720
                                                                             --------------
TOTAL NET ASSETS -- 100.0%.................................................  $6,235,296,242
                                                                             ==============

The following abbreviations are used in portfolio descriptions:
  ADR   American Depository Receipt.
  LLC   Limited Liability Company.
  SA    Societe Anonyme (French Corporation).

(a)  Non-income producing security.
(b) Outstanding forward currency contract as of December 31, 1999 was as follows:

                        VALUE AT
  FOREIGN CURRENCY     SETTLEMENT    CURRENT
      CONTRACTS           DATE        VALUE     DEPRECIATION
  ----------------     -----------  ----------  ------------
Sold:
    Japanese Yen,
  expiring 3/30/00     $43,111,992  $42,973,574   $(138,418)

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B54

                         PRUDENTIAL JENNISON PORTFOLIO
DECEMBER 31, 1999

LONG-TERM INVESTMENTS -- 95.6%
                                                                       VALUE
COMMON STOCKS -- 95.6%                                 SHARES        (NOTE 2)
                                                    -------------  --------------
BANKS AND SAVINGS & LOANS -- 1.6%
  Chase Manhattan Corp. ..........................        554,100  $   43,046,644
                                                                   --------------
BUSINESS SERVICES -- 1.6%
  Omnicom Group, Inc. ............................        434,000      43,400,000
                                                                   --------------
COMPUTER SERVICES -- 13.8%
  America Online, Inc. (a) .......................        583,900      44,047,956
  Cisco Systems, Inc. (a) ........................      1,082,450     115,957,456
  EMC Corp. (a) ..................................        487,600      53,270,300
  Juniper Networks, Inc. .........................         53,100      18,054,000
  Microsoft Corp. (a) ............................      1,164,500     135,955,375
  VERITAS Software Corp. (a) .....................        109,800      15,715,125
                                                                   --------------
                                                                      383,000,212
                                                                   --------------
COMPUTERS -- 6.6%
  Dell Computer Corp. (a) ........................        782,900      39,927,900
  Equant NV (Netherlands) ........................        315,200      35,302,400
  Hewlett-Packard Co. ............................        619,200      70,550,100
  Sun Microsystems, Inc. (a) .....................        467,500      36,202,031
                                                                   --------------
                                                                      181,982,431
                                                                   --------------
COSMETICS & SOAPS -- 0.8%
  Estee Lauder Companies (Class "A" Stock) .......        433,600      21,869,700
                                                                   --------------
DIVERSIFIED OPERATIONS -- 3.5%
  General Electric Co. ...........................        624,400      96,625,900
                                                                   --------------
DRUGS AND MEDICAL SUPPLIES -- 9.9%
  American Home Products Corp. ...................      1,024,600      40,407,662
  Amgen, Inc. (a) ................................        563,100      33,821,194
  Bristol-Myers Squibb Co. .......................        401,500      25,771,281
  Genentech, Inc. (a) ............................        201,500      27,101,750
  Glaxo Wellcome PLC, ADR (United Kingdom) .......        509,500      28,468,312
  Johnson & Johnson ..............................        362,300      33,739,187
  Schering-Plough Corp. ..........................        346,900      14,634,844
  Warner-Lambert Co. .............................        857,800      70,285,987
                                                                   --------------
                                                                      274,230,217
                                                                   --------------
ELECTRONICS -- 10.6%
  Applied Materials, Inc. (a) ....................        371,800      47,102,412
  Broadcom Corp. Class A .........................        102,000      27,782,250
  Intel Corp. ....................................        799,600      65,817,075
  KLA-Tencor Corp. (a) ...........................        275,400      30,672,675
  Motorola, Inc. .................................        342,300      50,403,675
  Texas Instruments, Inc. ........................        742,500      71,929,687
                                                                   --------------
                                                                      293,707,774
                                                                   --------------
FINANCIAL SERVICES -- 6.4%
  American Express Co. ...........................        189,900      31,570,875
  Citigroup, Inc. ................................      1,537,200      85,410,675
  Morgan Stanley Dean Witter & Co. ...............        423,720      60,486,030
                                                                   --------------
                                                                      177,467,580
                                                                   --------------
INSURANCE -- 2.7%
  American International Group, Inc. .............        694,125      75,052,266
                                                                   --------------
MEDIA -- 8.0%
  AT&T Corp-Liberty Media Group (Class "A"
    Stock) .......................................        839,000      47,613,250
  CBS Corp. (a) ..................................      1,381,400      88,323,263
  Clear Channel Communications, Inc. (a) .........        627,800      56,031,150
  Univision Communications Inc. (a) ..............        302,700      30,932,156
                                                                   --------------
                                                                      222,899,819
                                                                   --------------
RESTAURANTS -- 1.2%
  McDonald's Corp. ...............................        861,000      34,709,063
                                                                   --------------

COMMON                                                                 VALUE
STOCKS (CONTINUED)                                     SHARES        (NOTE 2)
                                                    -------------  --------------

RETAIL -- 10.2%
  Home Depot, Inc. ...............................      1,531,500  $  105,003,469
  Kohl's Corp. (a) ...............................        579,800      41,854,313
  The Gap, Inc. ..................................      1,083,450      49,838,700
  Tiffany & Co. ..................................        439,900      39,261,075
  Wal-Mart Stores, Inc. ..........................        694,100      47,979,663
                                                                   --------------
                                                                      283,937,220
                                                                   --------------
TELECOMMUNICATIONS -- 18.7%
  Allegiance Telecom, Inc. .......................        286,200      26,401,950
  JDS Uniphase Corp. (a) .........................        229,600      37,037,350
  Level 3 Communications, Inc. (a) ...............        235,200      19,257,000
  Lucent Technologies, Inc. ......................        443,350      33,168,122
  MCI WordCom, Inc. (a) ..........................        903,000      47,915,438
  Metromedia Fiber Network, Inc. (a) .............        355,800      17,056,163
  Nextlink Communications - A ....................        280,100      23,265,806
  Nokia Corp., ADR (Finland) .....................        477,500      90,725,000
  NTL Inc. (a) ...................................        437,900      54,628,025
  Qwest Communications International Inc. (a) ....      1,591,800      68,447,400
  Tellabs, Inc. (a) ..............................        576,300      36,991,256
  Vodafone AirTouch PLC, ADR (United Kingdom) ....      1,270,900      62,909,550
                                                                   --------------
                                                                      517,803,060
                                                                   --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $1,757,433,043)..........................................   2,649,731,886
                                                                   --------------
                                                      PRINCIPAL
SHORT-TERM                                             AMOUNT
INVESTMENT -- 4.4%                                      (000)
                                                    -------------
REPURCHASE AGREEMENT
  Joint Repurchase Agreement Account
    2.875%, 01/03/00
      (cost $121,024,000; Note 5) ................  $     121,024     121,024,000
                                                                   --------------
TOTAL INVESTMENTS -- 100.0%
  (cost $1,878,457,043; Note 6)..................................   2,770,755,886
LIABILITIES IN EXCESS OF OTHER ASSETS (b)........................         (88,025)
                                                                   --------------
TOTAL NET ASSETS -- 100.0%.......................................  $2,770,667,861
                                                                   ==============

The following abbreviations are used in portfolio descriptions:
  ADR   American Depository Receipt
  NV    Naamloze Vennootschap (Dutch Corporation)
  PLC   Public Limited Company (British Corporation)

(a)  Non-income producing security.

(b)  Represents less than 0.05%.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B55

                      SMALL CAPITALIZATION STOCK PORTFOLIO
DECEMBER 31, 1999

LONG-TERM INVESTMENTS -- 94.5%
                                                                       VALUE
COMMON STOCKS -- 94.5%                                SHARES         (NOTE 2)
                                                     ----------    --------------
ADVERTISING -- 1.1%
  Cyrk, Inc. (a)..................................       17,600    $      209,000
  HA-LO Industries, Inc. .........................       55,800           418,500
  Snyder Communications, Inc. (a).................       82,500(c)      1,588,125
  True North Communications, Inc. ................       53,700         2,399,719
                                                                   --------------
                                                                        4,615,344
                                                                   --------------
AEROSPACE -- 0.8%
  Alliant Techsystems Inc. (a)....................       11,500           716,594
  BE Aerospace, Inc. (a)..........................       27,700           233,719
  GenCorp Inc. ...................................       46,900           463,137
  Kaman Corp. (Class "A" Stock) ..................       26,400           339,900
  Orbital Sciences Corp. (a)......................       42,000           779,625
  Trimble Navigation, Ltd. (a)....................       25,300           547,112
  Watkins-Johnson Co. ............................        7,400           296,000
                                                                   --------------
                                                                        3,376,087
                                                                   --------------
AGRICULTURAL PRODUCTS & SERVICES -- 0.3%
  Agribrands International, Inc. (a)..............       11,800           542,800
  Delta & Pine Land Co. ..........................       43,200           750,600
                                                                   --------------
                                                                        1,293,400
                                                                   --------------
AIRLINES -- 0.5%
  Atlantic Coast Airlines Holdings, Inc. (a)......       21,000           498,750
  Aviation Sales Co. .............................       16,800(c)        277,200
  Mesa Air Group, Inc. (a)........................       38,000           180,500
  Midwest Express Holdings, Inc. (a)..............       15,900           506,812
  SkyWest, Inc. ..................................       27,600           772,800
                                                                   --------------
                                                                        2,236,062
                                                                   --------------
APPAREL -- 1.1%
  Ann Taylor Stores Corp. ........................       35,500         1,222,531
  K-Swiss, Inc. (Class "A" Stock) ................       12,600           234,084
  Pacific Sunwear of California, Inc. ............       34,700         1,116,906
  Phillips-Van Heusen Corp. ......................       30,600           254,362
  Quiksilver, Inc. ...............................       25,000           387,500
  Timberland Co. (Class "A" Stock) (a)............       23,800         1,258,425
  Wolverine World Wide, Inc. .....................       46,312           506,538
                                                                   --------------
                                                                        4,980,346
                                                                   --------------
AUTOS - CARS & TRUCKS -- 0.9%
  Action Performance Cos., Inc. ..................       19,000(c)        218,500
  MascoTech, Inc. ................................       50,200           636,912
  Myers Industries, Inc. .........................       22,694           357,430
  Simpson Industries, Inc. .......................       20,200           227,250
  Spartan Motors, Inc. ...........................       14,000            61,250
  Standard Motor Products, Inc. ..................       14,800           238,650
  TBC Corp. (a)...................................       23,700           148,125
  Tenneco Automotive Inc. ........................       38,300           356,669
  Titan International, Inc. ......................       23,200           150,800
  Tower Automotive, Inc. .........................       52,500           810,469
  Wabash National Corp. ..........................       25,800           387,000
  Wynn's International, Inc. .....................       21,025           296,978
                                                                   --------------
                                                                        3,890,033
                                                                   --------------
BANKS AND SAVINGS & LOANS -- 4.5%
  Anchor Bancorp Wisconsin, Inc. .................       28,500           431,062
  Banknorth Group, Inc. ..........................       26,100           698,175
  Carolina First Corp. ...........................       28,800           525,600
  Centura Banks, Inc. ............................       32,000         1,412,000
  Chittenden Corp. ...............................       31,700           939,112
  Commercial Federal Corp. (a)....................       68,025         1,211,695
  Community First Bankshares, Inc. ...............       56,800           894,600
  Cullen/Frost Bankers, Inc. .....................       60,100         1,547,575
  Downey Financial Corp. .........................       31,644           638,813


COMMON STOCKS (CONTINUED)                             SHARES
                                                     ----------
BANKS AND SAVINGS & LOANS (CONT'D.)
  First Bancorp/Puerto Rico ......................       32,600    $      676,450
  First Midwest Bancorp, Inc. ....................       46,800         1,240,200
  Investors Financial Services Corp. .............       16,400           754,400
  JSB Financial, Inc. ............................       10,500           544,687
  Premier Bancshares, Inc. .......................       32,300           440,087
  Provident Bankshares Corp. .....................       28,725           497,302
  Queens County Bancorp, Inc. ....................       24,050           652,356
  Riggs National Corp. (a)........................       31,800           419,362
  Silicon Valley Bancshares ......................       23,400         1,158,300
  Susquehanna Bancshares, Inc. ...................       41,500           658,812
  TrustCo Bank Corp. .............................       60,420           800,565
  United Bankshares, Inc. ........................       48,600         1,160,325
  UST Corp. ......................................       48,100         1,527,175
  Whitney Holding Corp. ..........................       25,700           952,506
                                                                   --------------
                                                                       19,781,159
                                                                   --------------
CHEMICALS -- 1.8%
  Cambrex Corp. ..................................       27,600           950,475
  Chemed Corp. ...................................       11,700           334,913
  Chemfirst, Inc. (a).............................       20,300           444,062
  Geon Co. .......................................       26,700           867,750
  Lilly Industries, Inc. (Class "A" Stock)........       26,100           350,719
  MacDermid, Inc. ................................       28,300         1,162,069
  McWhorter Technologies, Inc. (a)................       11,300           180,800
  Mississippi Chemical Corp. (a)..................       29,272           181,120
  OM Group, Inc. .................................       26,700           919,481
  Omnova Solutions Inc. ..........................       46,900           363,475
  Penford Corp. ..................................        8,300           143,175
  Quaker Chemical Corp. ..........................       10,000           142,500
  Scotts Co. (Class "A" Stock) (a)................       20,600           829,150
  TETRA Technologies, Inc. .......................       42,850           658,819
  WD-40 Co. ......................................       17,500           387,188
                                                                   --------------
                                                                        7,915,696
                                                                   --------------
COLLECTIBLES & GIFTS -- 0.1%
  Department 56, Inc. ............................       19,500           441,188
  Enesco Group, Inc. .............................       15,500           171,469
                                                                   --------------
                                                                          612,657
                                                                   --------------
COMMERCIAL SERVICES -- 4.3%
  AAR Corp. ......................................       30,850           553,372
  ABM Industries, Inc. ...........................       24,900           507,337
  ADVO, Inc. .....................................       23,800           565,250
  Billing Information Concepts Corp. .............       41,900           272,350
  Bowne & Company, Inc. ..........................       41,400           558,900
  CDI Corp. (a)...................................       21,400           516,275
  Central Parking Corp. ..........................       41,250(c)        788,906
  ChoicePoint Inc. (a)............................       33,100         1,369,512
  Consolidated Graphics, Inc. ....................       17,700           264,394
  CPI Corp. ......................................       11,100           250,444
  DBT Online Inc. ................................       22,500           548,437
  Dentrite International, Inc. ...................       43,550         1,475,256
  Franklin Covey Co. .............................       22,800           171,000
  Hadco Corp. ....................................       15,300           780,300
  Hooper Holmes, Inc. ............................       32,400           834,300
  Information Resources, Inc. (a).................       31,500           291,375
  Insurance Auto Auction, Inc. (a)................       12,800           201,600
  Interim Services, Inc. (a)......................       73,500         1,819,125
  John H. Harland Co. ............................       34,800           637,275
  Labor Ready Inc. ...............................       48,050           582,606
  Lason Inc. .....................................       21,100           232,100
  MAXIMUS, Inc. (a)...............................       23,600           800,925
  NFO Worldwide, Inc. ............................       24,975           558,816
  PAREXEL International Corp. (a).................       28,200           333,113
  Pre-Paid Legal Services, Inc. ..................       25,800           619,200

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B56

DECEMBER 31, 1999

                                                                       VALUE
COMMON STOCKS (CONTINUED)                             SHARES         (NOTE 2)
                                                     ----------    --------------
COMMERCIAL SERVICES (CONT'D.)
  Primark Corp. (a)...............................       23,020    $      640,244
  Profit Recovery Group Int'l., Inc. .............       53,300         1,415,781
  Quebecor Printing Inc. .........................       20,296           451,586
  Rural/Metro Corp. ..............................       16,300            69,784
  StaffMark, Inc. (a).............................       32,900           248,806
  Thomas Nelson, Inc. ............................       15,950           147,537
  Volt Information Sciences, Inc. ................       16,900           403,487
                                                                   --------------
                                                                       18,909,393
                                                                   --------------
COMPUTER SERVICES -- 8.9%
  American Management Systems, Inc. (a)...........       47,250         1,482,469
  Analysts International Corp. ...................       25,300           316,250
  Aspen Technology, Inc. .........................       28,000           740,250
  Auspex Systems, Inc. (a)........................       29,500           302,375
  Avid Technology ................................       26,600           347,462
  BISYS Group, Inc. (a)...........................       30,300         1,977,075
  Black Box Corp. (a).............................       19,900         1,333,300
  Cerner Corp. (a)................................       37,800           744,187
  Ciber, Inc. ....................................       65,700(c)      1,806,750
  Computer Task Group, Inc. ......................       23,400           346,612
  Epicor Software Corp. ..........................       45,800           231,862
  Factset Research Systems, Inc. .................       17,600         1,401,400
  Fair Issac & Company, Inc. .....................       15,800           837,400
  FileNet Corp. (a)...............................       36,200           923,100
  Harbinger Corp. ................................       43,300         1,377,481
  Henry (Jack) & Associates, Inc. ................       22,550         1,210,653
  Hutchinson Technology, Inc. (a).................       27,800           590,750
  Inacom Corp. ...................................       51,116           373,786
  Insight Enterprises Inc. .......................       28,900         1,174,062
  Inter-Tel, Inc. ................................       29,000           725,000
  Komag, Inc. (a).................................       60,500           189,062
  Kroll O'gara Company ...........................       24,900           410,850
  Midway Games, Inc. .............................       42,730         1,022,849
  National Computer Systems, Inc. ................       35,600         1,339,450
  National Data Corp. ............................       38,025         1,290,473
  Peoplesoft, Inc. ...............................       25,080           536,085
  Progress Software Corp. (a).....................       19,050         1,081,087
  QRS Corp. (a)...................................       15,100         1,575,119
  Read-Rite Corp. (a).............................       55,800           265,050
  RSA Security Inc. (a)...........................       43,700         3,386,750
  Standard Microsystems Corp. (a).................       17,500           189,219
  Technology Solutions Co. .......................       47,100         1,542,525
  Telxon Corp. ...................................       18,100           289,600
  Whittman-Hart, Inc. ............................       60,900         3,265,762
  Xircom, Inc. (a)................................       31,700         2,377,500
  Zebra Technologies Corp. (Class "A" Stock)
    (a)...........................................       35,200         2,059,200
                                                                   --------------
                                                                       39,062,805
                                                                   --------------
COMPUTERS -- 0.8%
  Apex Inc. (a)...................................       23,200           748,200
  Cybex Computer Products Corp. (a)...............       14,300           579,150
  Exabyte Corp. ..................................       25,000           187,500
  Gerber Scientific, Inc. ........................       24,900           546,244
  MICROS Systems, Inc. ...........................       18,200         1,346,800
                                                                   --------------
                                                                        3,407,894
                                                                   --------------
CONSTRUCTION -- 1.5%
  Butler Manufacturing Co. .......................        8,000           178,500
  Coachmen Industries, Inc. ......................       18,700           282,837
  Dycom Industries, Inc. .........................       28,700         1,264,594
  Elcor Corp. ....................................       21,900           659,737

                                                                       VALUE
COMMON STOCKS (CONTINUED)                             SHARES         (NOTE 2)
                                                     ----------    --------------
CONSTRUCTION (CONT'D.)
  Florida Rock Industries, Inc. ..................       21,200    $      730,075
  Insituform Technologies, Inc.
    (Class "A" Stock) (a).........................       28,500           805,125
  M.D.C. Holdings, Inc. ..........................       25,000           392,187
  Morrison Knudsen Corp. (a)......................       59,100           461,719
  Oakwood Homes Corp. ............................       52,900           168,619
  Republic Group, Inc. ...........................       13,170           199,196
  Simpson Manufacturing Co, Inc. .................       13,400           586,250
  Southern Energy Homes, Inc. (a).................       13,612            31,903
  Standard Pacific Corp. .........................       33,250           365,750
  Stone & Webster, Inc. ..........................       14,600           245,462
                                                                   --------------
                                                                        6,371,954
                                                                   --------------
CONTAINERS -- 0.4%
  Aptar Group, Inc. ..............................       41,000         1,030,125
  Shorewood Packaging Corp. (a)...................       30,950           586,116
                                                                   --------------
                                                                        1,616,241
                                                                   --------------
COSMETICS & SOAPS -- (e)
  Nature's Sunshine Products, Inc. ...............       19,600           156,800
  USA Detergent, Inc.(a)..........................       15,500            42,625
                                                                   --------------
                                                                          199,425
                                                                   --------------
DIVERSIFIED CONSUMER PRODUCTS -- (e)
  Gibson Greetings, Inc. (a)......................       16,900           151,572
                                                                   --------------
DIVERSIFIED MANUFACTURING OPERATIONS -- 1.3%
  Barnes Group Inc. ..............................       21,700           353,981
  CLARCOR, Inc. ..................................       26,900           484,200
  Griffon Corp. (a)...............................       34,100           266,406
  Insteel Industries, Inc. .......................        9,500            86,094
  Intermet Corp. .................................       27,100           315,038
  Justin Industries, Inc. ........................       28,600           425,425
  Lydall, Inc. ...................................       17,600           116,600
  Mueller Industries, Inc. (a)....................       40,300         1,460,875
  SPS Technologies, Inc. (a)......................       14,200           453,513
  Standex International Corp. ....................       14,400           301,500
  Tredegar Corp. .................................       41,750           863,703
  Valmont Industries, Inc. .......................       27,200           436,900
                                                                   --------------
                                                                        5,564,235
                                                                   --------------
DIVERSIFIED OFFICE EQUIPMENT -- 0.1%
  Nashua Corp. ...................................        6,600            49,500
  New England Business Service, Inc. .............       16,100           393,444
                                                                   --------------
                                                                          442,944
                                                                   --------------
DRUGS AND MEDICAL SUPPLIES -- 8.4%
  ADAC Laboratories ..............................       23,000           247,250
  Advanced Tissue Sciences, Inc. (a)..............       58,900(c)        147,250
  Alliance Pharmaceutical Corp. ..................       48,800           359,900
  Alpharma, Inc. (Class "A" Stock) ...............       33,200(c)      1,020,900
  Barr Laboratories, Inc. ........................       25,600           803,200
  Bindley Western Industries, Inc. ...............       37,866           570,357
  Cephalon, Inc. (a)..............................       34,600(c)      1,195,862
  Coherent, Inc. (a)..............................       27,000           722,250
  COR Therapeutics, Inc. (a)......................       27,700           744,437
  Cygnus, Inc. (a)................................       27,100           494,575
  Diagnostic Products ............................       15,400           377,300
  Dura Pharmaceuticals, Inc. .....................       49,500           689,906
  Enzo Biochem, Inc. (a)..........................       28,018         1,262,561
  Hanger Orthopedic Group, Inc. ..................       21,100           211,000
  Hologic, Inc. (a)...............................       17,100            98,325
  IDEC Pharmaceuticals Corp. .....................       46,600         4,578,450
  IDEXX Laboratories, Inc. (a)....................       44,400           715,950
  Incyte Pharmacueticals, Inc. ...................       31,500         1,890,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B57

DECEMBER 31, 1999

                                                                       VALUE
COMMON STOCKS (CONTINUED)                             SHARES         (NOTE 2)
                                                     ----------    --------------
DRUGS AND MEDICAL SUPPLIES (CONT'D.)
  Invacare Corp. .................................       32,100    $      644,006
  Jones Medical Industries, Inc. .................       48,700         2,115,406
  Laser Vision Centers, Inc. (a)..................       28,100           296,806
  Liposome Company, Inc. (a)......................       43,700           533,277
  Medicis Pharmaceutical Corp.
    (Class "A" Stock) (a).........................       32,200         1,370,512
  Mentor Corp. ...................................       27,400           707,262
  NBTY, Inc. (a)..................................       75,300           870,656
  North American Vaccine, Inc. (a)................       36,900(c)        166,050
  Noven Pharmaceuticals, Inc. (a).................       24,100           436,812
  Organogenesis Inc. .............................       34,200(c)        297,112
  Osteotech, Inc. (a).............................       15,900           212,662
  Owens & Minor, Inc. ............................       36,700           328,006
  Patterson Dental Co. (a)........................       37,800         1,611,225
  Priority Healthcare Corp. B ....................       24,566           710,879
  Protein Design Labs, Inc. (a)...................       21,000         1,470,000
  Regeneron Pharmaceuticals, Inc. (a).............       35,100           447,525
  Resmed Inc. (a).................................       16,700           697,225
  Respironics, Inc. (a)...........................       34,300           273,328
  Safeskin Corp. (a)..............................       62,300           755,387
  Shire Pharmaceuticals Group PLC (a).............       13,138           382,645
  SpaceLabs Medical, Inc. (a).....................       10,600           196,762
  Summit Technology, Inc. (a).....................       52,300           611,256
  Sunrise Medical, Inc. (a).......................       24,900           154,069
  Syncor International Corp. (a)..................       13,200           384,450
  Techne Corp. (a)................................       22,700         1,249,919
  The Immune Response Corp. (a)...................       27,900(c)        121,191
  Theragenics Corp. (a)...........................       33,100           299,969
  Varian Medical Systems, Inc. ...................       34,300         1,022,569
  Vertex Pharmaceuticals, Inc. (a)................       28,700         1,004,500
  Vital Signs, Inc. ..............................       13,800           315,675
  Wesley Jessen Visioncare .......................       19,400           734,775
                                                                   --------------
                                                                       36,551,389
                                                                   --------------
ELECTRICAL EQUIPMENT -- 3.3%
  Anixter International, Inc. (a).................       40,400           833,250
  Baldor Electric Co. ............................       40,666           737,071
  C&D Technologies Inc. ..........................       14,400           612,000
  C-Cube Microsystems, Inc. ......................       44,900         2,795,025
  Gentex Corp. (a)................................       82,300         2,283,825
  Harmon Industries, Inc. ........................       12,400           150,350
  KEMET Corp. (a).................................       44,200         1,991,762
  Kent Electronics Corp. (a)......................       31,400           714,350
  Kulicke & Soffa Industries, Inc. ...............       26,400         1,123,650
  SLI, Inc. ......................................       40,100           543,856
  Valence Technology, Inc. (a)....................       31,100           590,900
  Vicor Corp. (a).................................       46,500         1,883,250
                                                                   --------------
                                                                       14,259,289
                                                                   --------------
ELECTRONICS -- 6.8%
  Alpha Industries, Inc. .........................       21,800         1,249,412
  Analogic Corp. .................................       14,300           471,900
  Artesyn Technologies, Inc. (a)..................       42,100           884,100
  Belden, Inc. ...................................       27,400           575,400
  Benchmark Electronics, Inc. (a).................       18,200           417,462
  BMC Industries, Inc. ...........................       30,700           149,662
  Burr-Brown Corp. (a)............................       62,250         2,248,781
  C-COR Electronics, Inc. (a).....................       16,800         1,287,300
  Cable Design Technologies ......................       31,600           726,800
  Checkpoint Systems, Inc. (a)....................       33,800           344,337
  CTS Corp. ......................................       31,000         2,336,625
  Dionex Corp. (a)................................       25,100         1,033,806
  Electro Scientific Industries, Inc. ............       14,700         1,073,100
                                                                       VALUE
COMMON STOCKS (CONTINUED)                             SHARES         (NOTE 2)
                                                     ----------    --------------
ELECTRONICS (CONT'D.)
  Electroglas, Inc. ..............................       22,200    $      563,325
  Esterline Technologies Corp. (a)................       19,400           224,312
  Etec Sysytems, Inc. ............................       24,100         1,081,487

  Helix Technology Corp. .........................       25,100         1,124,794
  Innovex, Inc. ..................................       16,600           155,625
  Intermagnetics General Corp. (a)................       13,783           120,601
  International Rectifier Corp. (a)...............       58,100         1,510,600
  Itron, Inc. (a).................................       16,700(c)        102,287
  Methode Electronics, Inc.
    (Class "A" Stock) ............................       39,900         1,281,787
  Micrel, Inc. ...................................       46,100         2,624,819
  Oak Industries, Inc. (a)........................       20,600         2,186,175
  Park Electrochemical Corp. .....................       11,700           310,781
  Photronics, Inc. (a)............................       26,800           767,150
  Picturetel Corp. (a)............................       45,400           195,787
  Pioneer Standard Electronics, Inc. .............       30,400(c)        438,900
  Plexus Corp. (a)................................       19,700           866,800
  S3, Inc. (a)....................................       81,000           936,562
  Silicon Valley Group, Inc. .....................       37,100           658,525
  Technitrol, Inc. ...............................       18,200           809,900
  Three-Five Systems, Inc. (a)....................       14,100           578,100
  Ultratech Stepper, Inc. (a).....................       24,000           387,000
  X-Rite, Inc. ...................................       23,800           148,750
                                                                   --------------
                                                                       29,872,752
                                                                   --------------
ENGINEERING -- 0.1%
  URS Corp. ......................................       17,500           379,531
                                                                   --------------
ENVIRONMENTAL SERVICES -- 0.1%
  Eagle Geophysical, Inc. ........................        1,651                17
  Ionics, Inc. (a)................................       18,100           509,062
  Tetra Tech, Inc. (a)............................       15,100           109,475
                                                                   --------------
                                                                          618,554
                                                                   --------------
FINANCIAL SERVICES -- 3.5%
  AmeriCredit Corp. ..............................       80,900         1,496,650
  AMRESCO, Inc. (a)...............................       54,800            77,062
  Commerce Bancorp, Inc. .........................       31,233         1,262,984
  Dain Rauscher Corp. ............................       14,000           651,000
  Eaton Vance Corp. ..............................       40,300         1,531,400
  Hudson United Bancorp. .........................       56,802         1,452,001
  Jefferies Group, Inc. ..........................       26,900           591,800
  Legg Mason, Inc. ...............................           32             1,160
  MAF Bancorp, Inc. ..............................       27,100           567,406
  Pioneer Group, Inc. ............................       29,700           467,775
  Radian Group, Inc. .............................       41,600         1,986,400
  Raymond James Financial, Inc. ..................       53,218           994,511
  SEI Corp. ......................................       19,900         2,368,411
  U.S. Trust Corp. ...............................       20,700         1,659,881
                                                                   --------------
                                                                       15,108,441
                                                                   --------------
FOOD & BEVERAGES -- 1.8%
  Canandaigua Wine Co. ...........................       20,200         1,030,200
  Chiquita Brands International, Inc. ............       73,875           350,906
  Coca-Cola Bottling Co. .........................        9,800           464,275
  Corn Products International, Inc. ..............       41,900         1,372,225
  Earthgrains Co. ................................       48,000           774,000
  Fleming Companies, Inc. ........................       43,600           446,900
  J & J Snack Foods Corp. (a).....................       10,100           207,050
  Micheal Foods Inc. .............................       22,700           558,987
  Nash-Finch Co. .................................       12,700            80,962
  Performance Food Group Co. (a)..................       15,500           377,812
  Ralcorp Holdings, Inc. .........................       34,400           685,850

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B58

DECEMBER 31, 1999

                                                                       VALUE
COMMON STOCKS (CONTINUED)                             SHARES         (NOTE 2)
                                                     ----------    --------------
FOOD & BEVERAGES (CONT'D.)
  Smithfield Foods, Inc. (a)......................       47,000    $    1,128,000
  United Natural Foods, Inc. (a)..................       20,500           246,000
                                                                   --------------
                                                                        7,723,167
                                                                   --------------
FURNITURE -- 0.9%
  Aaron Rents, Inc. ..............................       22,500           399,375
  Bassett Furniture Industries, Inc. .............       14,000           224,000
  Ethan Allen Interiors, Inc. (a).................       45,950         1,473,272
  Interface, Inc. (Class "A" Stock) ..............       59,800           343,850
  La-Z-Boy Chair Co. .............................       58,700           986,894
  Thomas Industries, Inc. ........................       17,750           362,766
                                                                   --------------
                                                                        3,790,157
                                                                   --------------
HEALTHCARE -- 1.7%
  Bio-Technology General Corp. ...................       59,000           899,750
  Biomatrix, Inc. ................................       25,800(c)        496,650
  Cooper Companies, Inc. (The) ...................       15,600           469,950
  Coventry Corp. .................................       66,300           447,525
  Datascope Corp. ................................       17,100           684,000
  MedQuist, Inc. .................................       40,300         1,040,244
  NCS Healthcare, Inc. (Class "A" Stock) .........       22,700            54,622
  Pharmaceutical Product Development, Inc. .......       27,600           327,750
  Renal Care Group, Inc. .........................       50,050         1,169,919
  Sierra Health Services, Inc. (a)................       30,025           200,792
  Smith (A.O.) Corp. .............................       26,100           570,938
  Sola International, Inc. (a)....................       27,900           387,113
  US Oncology Inc. ...............................       96,000           474,000
                                                                   --------------
                                                                        7,223,253
                                                                   --------------
HOSPITALS/HOSPITAL MANAGEMENT -- 0.7%
  Advance Paradigm, Inc. (a)......................       23,800           513,187
  Curative Health Services, Inc. .................       11,300            87,575
  Genesis Health Ventures, Inc. (a)...............       54,600           112,613
  Magellan Health Services, Inc. (a)..............       35,700           225,356
  Orthodontic Centers of America, Inc.............       54,000           644,625
  Pediatrix Medical Group, Inc. ..................       17,400(c)        121,800
  Universal Health Services, Inc. (Class "B"
    Stock) (a)....................................       35,575         1,280,700
                                                                   --------------
                                                                        2,985,856
                                                                   --------------
HOUSING RELATED -- 1.1%
  Champion Enterprises, Inc. (a)..................       54,300           464,944
  D.R. Horton, Inc. ..............................       72,125           996,227
  Fedders Corp. ..................................       40,400           222,200
  National Presto Industries, Inc. ...............        8,300           294,650
  Ryland Group, Inc. .............................       16,725           385,720
  Service Experts, Inc. (a).......................       19,800           115,088
  Skyline Corp. ..................................       10,100           237,350
  TJ International, Inc. .........................       17,400           730,800
  Toll Brothers, Inc. (a).........................       41,100           765,488
  U.S. Home Corp. (a).............................       15,100           385,994
                                                                   --------------
                                                                        4,598,461
                                                                   --------------
INSURANCE -- 1.9%
  ACE Ltd. .......................................       26,650           444,722
  Arthur J. Gallagher & Co. ......................       20,500         1,327,375
  Delphi Financial Group, Inc. ...................       23,179           695,370
  E.W. Blanch Holdings, Inc. .....................       14,700           900,375
  Enhance Financial Services Group, Inc...........       42,700           693,875
  Fidelity National Financial, Inc. ..............       34,161           491,064
  First American Financial Corp. .................       73,200           910,425
  Fremont General Corp. ..........................       78,740           580,708
                                                                       VALUE
COMMON STOCKS (CONTINUED)                             SHARES         (NOTE 2)
                                                    ----------    --------------
INSURANCE (CONT'D.)
  Frontier Insurance Group, Inc. .................       38,952    $      133,898
  Hilb, Rogal and Hamilton Co. ...................       14,700           415,275
  Mutual Risk Management, Ltd. ...................       48,900           822,131
  Selective Insurance Group, Inc. ................       31,200           536,250
  Trenwick Group, Inc. ...........................       10,050           170,222
  Zenith National Insurance Corp. ................       19,300           398,063
                                                                   --------------
                                                                        8,519,753
                                                                   --------------
LEISURE -- 1.4%
  Anchor Gaming ..................................       13,400           582,063
  Aztar Corp. (a).................................       50,000           543,750
  Carmike Cinemas, Inc.
    (Class "A" Stock) (a).........................       12,700            99,219
  GC Companies, Inc. (a)..........................        8,800           227,700
  Hollywood Park, Inc. (a)........................       29,300           657,419
  Huffy Corp. ....................................       11,400            59,850
  K2, Inc. (a)....................................       20,100           153,263
  Marcus Corp. ...................................       33,525           450,492
  Monaco Coach Corp. (a)..........................       21,100           539,369
  Players International, Inc. (a).................       36,000           295,875
  Polaris Industries, Inc. .......................       28,100         1,018,625
  Prime Hospitality Corp. (a).....................       58,000           511,125
  Sturm Ruger & Company, Inc. ....................       30,200           268,025
  Thor Industries, Inc. ..........................       13,600           413,950
  Winnebago Industries, Inc. .....................       24,900           499,556
                                                                   --------------
                                                                        6,320,281
                                                                   --------------
MACHINERY -- 3.0%
  Applied Industrial Technologies, Inc. ..........       23,800           395,675
  Applied Power, Inc.
    (Class "A" Stock) ............................       43,795         1,609,466
  Astec Industries, Inc. (a)......................       21,500           404,469
  CNH Global NV ..................................          100             1,331
  Cognex Corp. (a)................................       46,100         1,797,900
  Dril-Quip, Inc. (a).............................       19,400           589,275
  Flow International Corp. (a)....................       16,000           182,000
  Gardner Denver Machinery, Inc. (a)..............       16,700           278,681
  Graco, Inc. ....................................       22,900           821,538
  IDEX Corp. .....................................       33,200         1,008,450
  JLG Industries, Inc. ...........................       49,500           788,906
  Lindsay Manufacturing Co. (a)...................       14,112           257,544
  Manitowoc Company, Inc. ........................       29,212           993,208
  Paxar Corp. ....................................       52,252           440,876
  Regal Beloit Corp. .............................       23,600           486,750
  Robbins & Myers, Inc. ..........................       12,300           278,288
  Roper Industries, Inc. .........................       34,100         1,289,406
  Royal Appliance Manufacturing Co. (a)...........       20,300            98,963
  Specialty Equipment Co. (a).....................       20,900           500,294
  Speedfam-Ipec, Inc. ............................       32,800           424,350
  Toro Co. .......................................       14,500           541,031
                                                                   --------------
                                                                       13,188,401
                                                                   --------------
MEDIA -- 0.8%
  Catalina Marketing Corp. (a)....................       20,800         2,407,600
  Harman International ...........................       19,900         1,116,887
                                                                   --------------
                                                                        3,524,487
                                                                   --------------
METALS-FERROUS -- 0.5%
  Birmingham Steel Corp. .........................       24,600           130,688
  Commercial Metals Co. ..........................       16,400           556,575
  Material Sciences Corp. (a).....................       17,125           174,461
  Quanex Corp. ...................................       16,025           408,638
  Reliance Steel & Aluminum Co. ..................       31,200           731,250

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B59

DECEMBER 31, 1999

                                                                       VALUE
COMMON STOCKS (CONTINUED)                             SHARES         (NOTE 2)
                                                     ----------    --------------
METALS-FERROUS (CONT'D.)
  Steel Technologies, Inc. .......................       12,500    $      181,250
  WHX Corp. (a)...................................       16,100(c)        144,900
                                                                   --------------
                                                                        2,327,762
                                                                   --------------
METALS-NON FERROUS -- 0.5%
  Amcast Industrial Corp. ........................       10,200           167,025
  AMCOL International Corp. ......................       30,050           484,556
  Brush Wellman, Inc. ............................       18,300           307,669
  Castle (A.M.) & Co. ............................       15,700           186,438
  Commonwealth Industries, Inc. ..................       17,900           232,700
  Hecla Mining Co. (a)............................       74,900           117,031
  IMCO Recycling, Inc. (a)........................       18,500           233,563
  RTI International Metals, Inc. .................       23,300           174,750
  Wolverine Tube, Inc. (a)........................       14,900           210,463
                                                                   --------------
                                                                        2,114,195
                                                                   --------------
MINERAL RESOURCES -- 0.4%
  Kronos, Inc. (a)................................       14,200           852,000
  Seacor Holdings (a).............................       13,600           703,800
                                                                   --------------
                                                                        1,555,800
                                                                   --------------
MISCELLANEOUS - BASIC INDUSTRY -- 1.1%
  Apogee Enterprises, Inc. .......................       31,200           157,950
  Brightpoint, Inc. ..............................       59,900(c)        786,188
  Cross (A.T.) Co. (Class "A" Stock) (a)..........       17,900            80,550
  Fossil, Inc. (a)................................       35,900           830,188
  Lawson Products, Inc. ..........................       11,600           268,250
  Libbey Inc. ....................................       18,300           526,125
  Scott Technologies, Inc. .......................       20,400           385,050
  Texas Industries, Inc. .........................       23,600         1,004,475
  Watsco, Inc. ...................................       32,200           372,313
  Watts Industries, Inc.
    (Class "A" Stock) ............................       29,700           438,075
                                                                   --------------
                                                                        4,849,164
                                                                   --------------
MISCELLANEOUS - CONSUMER GROWTH/STABLE -- 1.0%
  Hughes Supply, Inc. ............................       26,350           568,172
  Philadelphia Suburban Corp. ....................       45,931           950,198
  Valassis Communications, Inc. (a)...............       63,300         2,674,425
                                                                   --------------
                                                                        4,192,795
                                                                   --------------
OIL & GAS -- 1.4%
  Benton Oil & Gas Co. (a)........................       33,200            64,325
  Cabot Oil & Gas Corp.
    (Class "A" Stock) ............................       27,800           446,538
  Cascade Natural Gas Corp. ......................       12,422           200,305
  Cross Timbers Oil Co. ..........................       54,775           496,398
  Newfield Exploration Co. (a)....................       46,650         1,247,887
  Northwest Natural Gas Co. ......................       28,100           616,444
  Piedmont Natural Gas Company, Inc...............       34,900         1,055,725
  Remington Oil & Gas Corp. ......................       23,900            92,613
  Southern Union Co. (a)..........................       19,239           367,946
  Southwest Gas Corp. ............................       34,500           793,500
  Vintage Petroleum, Inc. ........................       70,000           844,375
                                                                   --------------
                                                                        6,226,056
                                                                   --------------
OIL & GAS SERVICES -- 2.8%
  Atmos Energy Corp. .............................       34,900           713,269
  Barrett Resources Corp. (a).....................       36,510         1,074,763
  Cal Dive International, Inc. (a)................       17,400           576,375
  Connecticut Energy Corp. .......................       11,700           454,838
  Energen Corp. ..................................       33,500           605,094
  Friede Goldman Halter, Inc. (a).................       44,713           310,196
  HS Resources, Inc. (a)..........................       21,100           363,975
                                                                       VALUE
COMMON STOCKS (CONTINUED)                             SHARES         (NOTE 2)
                                                     ----------    --------------
OIL & GAS SERVICES (CONT'D.)
  Input/Output, Inc. (a)..........................       56,700          $287,044
  KCS Energy, Inc. ...............................          900               731
  New Jersey Resources Corp. .....................       20,000           781,250
  Oceaneering International, Inc. (a).............       25,200           376,425
  Offshore Logistics, Inc. (a)....................       23,700           222,188
  Plains Resources, Inc. (a)......................       19,000           237,500
  Pogo Producing Co. .............................       45,100           924,550
  Pride Petroleum Services, Inc. .................       63,100           922,838
  Public Service Company of North Carolina,
    Inc. .........................................       23,175           748,842
  Seitel, Inc. (a)................................       27,194           183,560
  Southwestern Energy Co. ........................       28,000           183,750
  St. Mary Land & Exploration Co. ................       12,500           309,375
  Stone Energy Corp. .............................       20,600           733,875
  Tuboscope Vetco Int'l., Inc. (a)................       49,800           790,575
  WICOR, Inc. ....................................       42,200         1,231,713
                                                                   --------------
                                                                       12,032,726
                                                                   --------------
PAPER & FOREST -- 0.7%
  Buckeye Technologies, Inc. .....................       39,700           590,538
  Caraustar Industries, Inc. .....................       28,100           674,400
  Pope & Talbot, Inc. ............................       16,825           269,200
  Schweitzer-Mauduit Int'l., Inc. ................       17,700           237,844
  Universal Forest Products, Inc. ................       23,300           343,675
  W.H. Brady Co. .................................       25,300           858,619
                                                                   --------------
                                                                        2,974,276
                                                                   --------------
PRECIOUS METALS -- 0.3%
  Coeur D'Alene Mines Corp. ......................       24,600(c)         84,563
  Stillwater Mining Co. (a).......................       42,400         1,351,500
                                                                   --------------
                                                                        1,436,063
                                                                   --------------
RAILROADS -- (e)
  RailTex, Inc. (a)...............................       10,400           185,900
                                                                   --------------
RESTAURANTS -- 1.6%
  Applebee's Int'l., Inc. ........................       32,100           946,950
  CEC Entertainment, Inc. ........................       30,575           867,566
  Cheesecake Factory (a)..........................       22,650           792,750
  CKE Restaurants, Inc. ..........................       58,412           343,171
  IHOP Corp. (a)..................................       22,400           373,800
  Jack in the Box Inc. (a)........................       43,000           889,563
  Landry's Seafood Restaurants, Inc. .............       28,800           250,200
  Luby's Cafeterias, Inc. ........................       25,100           285,513
  Ruby Tuesday, Inc. .............................       35,900           652,931
  Ryan's Family Steak Houses, Inc. (a)............       41,600           353,600
  Sonic Corp. (a).................................       21,025           599,213
  Taco Cabana (Class "A" Stock) (a)...............       15,000           121,875
  TCBY Enterprises, Inc. .........................       25,700            97,981
  Triarc Companies, Inc.
    (Class "A" Stock) (a).........................       28,700           527,363
                                                                   --------------
                                                                        7,102,476
                                                                   --------------
RETAIL -- 4.8%
  Ames Dept Stores, Inc. .........................       32,100           924,881
  Arctic Cat, Inc. ...............................       28,900           289,000
  Bombay Company, Inc. (a)........................       41,100           184,950
  Books-A-Million, Inc. (a).......................       20,200(c)        167,913
  Brown Shoe Company, Inc. .......................       20,450           288,856
  Building Materials Holding Corp. ...............       14,200           145,550
  Casey's General Stores, Inc. ...................       59,200           617,900
  Cash America International, Inc. ...............       28,743           280,244

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B60

DECEMBER 31, 1999

                                                                       VALUE
COMMON STOCKS (CONTINUED)                             SHARES         (NOTE 2)
                                                     ----------    --------------
RETAIL  (CONT'D.)
  Cato Corp. (Class "A" Stock) ...................       29,700    $      374,963
  Consolidated Products, Inc. ....................       32,882           332,933
  Copart, Inc. (a)................................       30,000         1,305,000
  Cost Plus, Inc. ................................       23,000           819,375
  Damark International, Inc. (a)..................        6,700           105,525
  Discount Auto Parts, Inc. (a)...................       18,700           337,769
  Dress Barn, Inc. (a)............................       22,300           370,738
  Footstar, Inc. .................................       24,100           735,050
  Goody's Family Clothing Inc. ...................       37,400           201,025
  Gottschalks, Inc. (a)...........................       14,100           104,869
  Group 1 Automotive, Inc. (a)....................       23,800           331,713
  Gymboree Corp. .................................       27,200           153,000
  J. Baker, Inc. .................................       15,800            94,800
  Jan Bell Marketing, Inc. (a)....................       27,600            79,350
  Jo-Ann Stores, Inc.(Class "A" Stock) ...........       20,500           230,625
  Just For Feet, Inc. ............................       34,000(c)         42,500
  Lillian Vernon Corp. ...........................       10,300           114,588
  Linens 'n Things, Inc. .........................       44,400         1,315,350
  Michaels Stores, Inc. (a).......................       32,300           920,550
  MicroAge, Inc. (a)..............................       23,000            80,500
  O'Reilly Automotive, Inc. (a)...................       56,900         1,223,350
  Oshkosh B' Gosh, Inc.
    (Class "A" Stock) ............................       17,200           362,275
  Panera Bread Company- CL A .....................       13,600           105,400
  Pier 1 Imports, Inc. ...........................      108,450           691,369
  Regis Corp. ....................................       43,400           819,175
  Russ Berrie & Company, Inc. ....................       23,400           614,250
  Shopko Stores, Inc. ............................       33,400           768,200
  Sports Authority, Inc. .........................       35,850            71,700
  Stein Mart, Inc. (a)............................       50,300           286,081
  Stride Rite Corp. ..............................       52,100           338,650
  Swiss Army Brands, Inc. (a).....................        8,800            62,700
  The Men's Wearhouse, Inc. ......................       47,050         1,382,094
  Wet Seal, Inc. (a)..............................       15,500           189,875
  Whole Foods Market, Inc. (a)....................       29,500         1,368,063
  Zale Corp. .....................................       40,900         1,978,538
                                                                   --------------
                                                                       21,211,237
                                                                   --------------
SEMICONDUCTORS -- 1.3%
  American Xtal Technology, Inc. (a)..............       21,000(c)        366,187
  Dallas Semiconductor Corp. .....................       32,500         2,094,219
  General Semiconductor, Inc. ....................       41,300           585,944
  Lattice Semiconductor Corp. (a).................       53,400         2,516,475
                                                                   --------------
                                                                        5,562,825
                                                                   --------------
SOFTWARE -- 6.1%
  BARRA, Inc. (a).................................       15,900           504,825
  Clarify, Inc (a)................................       26,100         3,288,600
  Concord Communications, Inc. (a)................       16,100           714,437
  HNC Software, Inc. .............................       27,200         2,876,400
  Hyperion Solutions Corp. .......................       34,570         1,503,795
  Macromedia Inc. ................................       54,000         3,948,750
  Mercury Interactive Corp. ......................       42,700         4,608,931
  National Instruments Corp. .....................       56,000         2,142,000
  Project Software &
    Development, Inc. (a).........................       23,800         1,320,900
  Remedy Corp. (a)................................       32,600         1,544,425
  THQ Inc. (a)....................................       20,750           481,141
  Verity, Inc. (a)................................       33,700         1,434,356
  Visio Corp. (a).................................       33,900         1,610,250
  Zixit Corp. ....................................       17,200           681,550
                                                                   --------------
                                                                       26,660,360
                                                                   --------------
                                                                       VALUE
COMMON STOCKS (CONTINUED)                             SHARES         (NOTE 2)
                                                     ----------    --------------
TELECOMMUNICATIONS -- 3.5%
  Adaptive Broadband Corp. .......................       16,700        $1,232,669
  Allen Telecom, Inc. ............................       31,000           358,438
  Aspect Telecommunications Corp. (a).............       53,400         2,089,275
  Centigram Communications Corp. (a)..............        6,700           112,225
  CommScope, Inc. ................................       57,000         2,297,813
  Digi International, Inc. (a)....................       16,700           174,306
  Digital Microwave Corp. (a).....................       71,800         1,682,813
  General Communication, Inc. ....................       56,500           247,188
  InterVoice, Inc. (a)............................       35,900           834,675
  Network Equipment Technologies,
    Inc. (a)......................................       23,900           282,319
  P-COM, Inc. ....................................       72,200           638,519
  Plantronics, Inc. ..............................       18,800         1,345,375
  Powerwave Technologoies, Inc. ..................       22,500         1,313,438
  Proxim, Inc. (a)................................       12,900         1,419,000
  Symmetricom, Inc. (a)...........................       16,800           166,950
  Talk.com .......................................       68,900         1,222,975
                                                                   --------------
                                                                       15,417,978
                                                                   --------------
TEXTILES -- 0.7%
  Angelica Corp. .................................        9,700            94,575
  Ashworth, Inc. (a)..............................       15,800            65,175
  Cone Mills Corp. (a)............................       28,600           128,700
  Delta Woodside Industries, Inc. ................       26,600            49,875
  Dixie Group, Inc. ..............................       12,800            94,400
  G & K Services, Inc.
    (Class "A" Stock) ............................       23,100           747,863
  Guilford Mills, Inc. ...........................       24,837           180,068
  Haggar Corp. ...................................        8,000            91,000
  Hancock Fabrics ................................       21,400            66,875
  Hartmarx Corp. (a)..............................       34,300           139,344
  Kellwood Co. ...................................       31,175           605,964
  Nautica Enterprises, Inc. (a)...................       38,800           438,925
  Oxford Industries, Inc. ........................        9,000           178,313
  Pillowtex Corp. (a).............................       15,909(c)         98,437
                                                                   --------------
                                                                        2,979,514
                                                                   --------------
TOBACCO -- (e)
  DIMON, Inc. ....................................       49,975(c)        162,419
                                                                   --------------
TRUCKING/SHIPPING -- 2.6%
  Air Express International Corp. ................       37,700         1,218,181
  American Freightways, Inc. .....................       35,800           579,513
  Arkansas Best Corp. ............................       22,100           265,200
  Eagle USA Airfreight, Inc. (a)..................       17,000           733,125
  Expeditors International of Washington, Inc. ...       56,400         2,471,025
  Fritz Companies, Inc. (a).......................       40,900           429,450
  Frozen Food Express Industries, Inc. ...........       18,200            70,525
  Heartland Express, Inc. (a).....................       33,649           529,972
  Kirby Corp. (a).................................       27,500           563,750
  Landstar Systems, Inc. (a)......................       11,200           479,500
  M.S. Carriers, Inc. (a).........................       13,800           329,475
  Pittston Burlington Group ......................       23,375           248,359
  Rollins Truck Leasing Corp. ....................       64,400           768,775
  USFreightways Corp. ............................       29,700         1,421,888
  Werner Enterprises, Inc. .......................       53,212           748,294
  Yellow Corp. (a)................................       27,900           469,069
                                                                   --------------
                                                                       11,326,101
                                                                   --------------
UTILITY - ELECTRIC -- 0.8%
  Bangor Hydro-Electric Co. ......................        8,275           134,986
  Central Hudson Gas & Electric ..................       18,900           623,700
  Central Vermont Public Service .................       12,800           136,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B61

DECEMBER 31, 1999

                                                                       VALUE
COMMON STOCKS (CONTINUED)                             SHARES         (NOTE 2)
                                                     ----------    --------------
UTILITY - ELECTRIC (CONT'D.)
  Eastern Utilities Associates ...................       23,000    $      697,188
  Green Mountain Power Corp. .....................        5,900            43,881
  NorthWestern Corp. .............................       26,000           572,000
  TNP Enterprises, Inc. ..........................       15,100           622,875
  United Illuminating Co. ........................       16,125           828,422
                                                                   --------------
                                                                        3,659,052
                                                                   --------------

UTILITY - WATER -- 0.5%
  American States Water Co. ......................       10,100           363,600
  Aquarion Co. ...................................       12,875           476,375
  United Water Resources, Inc. ...................       43,600         1,490,575
                                                                   --------------
                                                                        2,330,550
                                                                   --------------
TOTAL COMMON STOCKS
  (cost $376,890,610)............................................     413,398,268
                                                                   --------------

RIGHTS -- (e)
  Talk.com (a)
    (cost $0) ....................................        3,205               -0-
                                                                   --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $376,890,610)............................................     413,398,268
                                                                   --------------

                                      PRINCIPAL
                                       AMOUNT
SHORT-TERM INVESTMENTS -- 7.2%          (000)
                                     ------------
COMMERCIAL PAPER -- 1.1%
  Market Street Fund,
    5.00%, 01/06/00 (d)...........................     $    5,000       4,997,917
                                                                   --------------
REPURCHASE AGREEMENT -- 5.1%
  Joint Repurchase Agreement Account
    2.875%, 01/03/00, (Note 5) ...................         22,496      22,496,000
                                                                   --------------
TIME DEPOSITS -- 0.7%
  Banque Nationale de Paris,
    2.00%, 01/03/00 (d)...........................          2,661       2,661,000
                                                                   --------------
                                                      MOODY'S     PRINCIPAL
                                                       RATING       AMOUNT        VALUE
SHORT-TERM INVESTMENTS (CONT'D.)                    (UNAUDITED)     (000)       (NOTE 2)
                                                    ------------  ----------  --------------
U.S. GOVERNMENT OBLIGATIONS -- 0.3%
  United States Treasury Bills,
    5.196%, 03/16/00(b)...........................       NR       $    1,350  $    1,335,489
                                                                              --------------
TOTAL SHORT-TERM INVESTMENTS
  (cost $31,490,406)........................................................      31,490,406
                                                                              --------------
TOTAL INVESTMENTS -- 101.7%
  (cost $408,381,016; Note 6)...............................................
                                                                                 444,888,674
VARIATION MARGIN ON OPEN FUTURES
  CONTRACTS (f).............................................................         145,400
LIABILITIES IN EXCESS OF OTHER ASSETS -- 1.7%...............................      (7,540,385)
                                                                              --------------
TOTAL NET ASSETS -- 100.0%..................................................  $  437,493,689
                                                                              ==============

The following abbreviations are used in portfolio descriptions:
  NR    -- Not Rated by Moody's or Standard & Poor's
  NV    -- Naamloze Vennootschap (Dutch Corporation)
  PLC   -- Public Limited Company (British Corporation)

(a)  Non-income producing security.

(b)  Security segregated as collateral for futures contracts.

(c) Portion or all of securities on loan with an aggregate market value of $7,228,728; Cash collateral of $7,616,100 was received with which the portfolio purchased securities.

(d) Represents security purchased with cash collateral received for securities on loan.

(e)  Represents less than 0.05%.

(f)  Open futures contracts as of December 31, 1999 are as follows:

      NUMBER OF                           EXPIRATION   VALUE AT         VALUE AT
      CONTRACTS              TYPE            DATE     TRADE DATE   DECEMBER 31, 1998    APPRECIATION
Long Positions:
         97            MidCap 400 Index    Mar 00     $21,006,325      $21,783,775       $  777,450
                       Russell 2000
          2            Index               Mar 00         482,750          509,950           27,200
                                                                                         ----------
                                                                                         $  804,650
                                                                                         ==========

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B62

                                GLOBAL PORTFOLIO
DECEMBER 31, 1999

LONG-TERM INVESTMENTS -- 94.6%
                                                                       VALUE
COMMON STOCKS                                          SHARES        (NOTE 2)
                                                    -------------  --------------
AUSTRALIA -- 3.2%
  Brambles Industries, Ltd. ......................        329,600  $    9,121,618
  Broken Hill Proprietary Co., Ltd. ..............      1,367,850      17,982,536
  Commonwealth Bank of Australia .................        827,800      14,265,568
                                                                   --------------
                                                                       41,369,722
                                                                   --------------
FINLAND -- 2.7%
  Nokia Corp.(a)..................................        190,700      34,583,439
                                                                   --------------
FRANCE -- 6.6%
  Carrefour SA ...................................         38,400       7,083,771
  Havas Advertising SA ...........................          4,400       1,875,159
  Lafarge SA .....................................         98,231      11,440,668
  Legrand SA .....................................         61,600      14,665,248
  Publicis SA ....................................          4,984       1,883,017
  Suez Lyonnaise des Eaux(a)......................         69,500      11,140,379
  Thomson Multimedia .............................        267,148      14,399,609
  Total SA .......................................        173,090      23,106,429
                                                                   --------------
                                                                       85,594,280
                                                                   --------------
FEDERAL REPUBLIC OF GERMANY -- 3.7%
  Deutsche Telekom Ag ............................        187,550      13,359,231
  Mannesmann Ag ..................................         99,400      23,984,843
  Siemens Ag .....................................         80,800      10,281,576
                                                                   --------------
                                                                       47,625,650
                                                                   --------------
IRELAND -- 0.3%
  Bank of Ireland ................................        582,200       4,633,875
                                                                   --------------
ITALY -- 1.3%
  Unicredito Italiano SpA ........................      3,589,200      17,646,658
                                                                   --------------
JAPAN -- 18.3%
  CSK Corporation ................................        193,000      31,329,945
  Fuji Bank ......................................      1,326,000      12,876,179
  Fujitsu Limited ................................        828,000      37,732,057
  Honda Motor Co., Ltd. ..........................        260,000       9,661,647
  Nippon Telegraph & Telephone Corp.(a)...........          1,204      20,604,343
  NTT Data Corp ..................................          1,031      23,693,038
  NTT Mobile Communication Network, Inc. .........            904      34,742,032
  Softbank Corp. .................................         42,000      40,168,201
  Sony Corp. .....................................         66,600      19,733,817
  Sony Corp., (ADR) ..............................         27,100       7,716,725
                                                                   --------------
                                                                      238,257,984
                                                                   --------------
MEXICO -- 1.1%
  Telefonos de Mexico, SA (ADR) (Class L
    Shares) ......................................        128,100      14,411,250
                                                                   --------------
NETHERLANDS -- 2.1%
  ING Groep N.V. .................................        267,500      16,154,202
  Vendex KBB N.V. ................................        410,600      10,921,137
                                                                   --------------
                                                                       27,075,339
                                                                   --------------
SINGAPORE -- 0.7%
  Development Bank of Singapore Ltd ..............        678,800       5,135,322
  Singapore Airlines Ltd .........................        340,000       3,858,301
                                                                   --------------
                                                                        8,993,623
                                                                   --------------
SPAIN -- 3.3%
  Banco Santander SA .............................      1,530,100      17,327,309
  Telefonica SA ..................................        969,408      24,221,624
  Terra Networks SA ..............................         26,800       1,464,804
                                                                   --------------
                                                                       43,013,737
                                                                   --------------
                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES        (NOTE 2)
                                                    -------------  --------------
SWEDEN -- 3.8%
  Hennes & Mauritz AB ............................        839,400  $   28,111,850
  Nordbanken Holding AB ..........................      1,292,800       7,595,860
  Skanska AB (Class "B" Shares) ..................        354,000      13,186,760
                                                                   --------------
                                                                       48,894,470
                                                                   --------------
UNITED KINGDOM -- 9.7%
  Alliance and Leicester PLC .....................        581,400       7,573,142
  Bank of Scotland ...............................      1,144,600      13,316,431
  Canary Wharf Group PLC .........................      1,302,200       8,112,293
  GKN PLC ........................................        973,300      15,969,447
  Glaxo Wellcome PLC .............................        503,900      14,301,420
  Hays PLC(a).....................................      1,717,500      27,457,367
  Siebe PLC(a)....................................      2,511,500      13,301,409
  Vodafone AirTouch PLC ..........................      5,209,000      26,010,063
                                                                   --------------
                                                                      126,041,572
                                                                   --------------
UNITED STATES -- 37.8%
  Agency.com Limited .............................          9,400         479,400
  Alcoa Inc. .....................................         94,000       7,802,000
  AT&T Corp. .....................................        186,200       9,449,650
  Atmel Corp.(a)..................................        719,800      21,279,087
  Citigroup Inc. .................................        388,200      21,569,362
  Electronic Arts, Inc.(a)........................        323,400      27,165,600
  Fox Entertainment Group, Inc. (Class "A"
    Stock)(a).....................................        459,400      11,456,288
  Freemarkets, Inc. ..............................            100          34,131
  Intertrust Technologies Corp. ..................         34,000       3,999,250
  MCI WorldCom, Inc.(a)...........................        327,900      17,399,194
  Mead Corp. .....................................        290,200      12,605,562
  Mediaone Group, Inc.(a).........................         87,500       6,721,094
  Microsoft Corp.(a)..............................        118,200      13,799,850
  Omnicom Group, Inc. ............................        114,600      11,460,000
  Ondisplay, Inc. ................................         62,700       5,697,863
  OpenTV Corp ....................................         17,200       1,380,300
  Oracle Systems Corp.(a).........................        405,200      45,407,725
  PMC-Sierra, Inc.(a).............................        336,900      54,009,281
  Portal Software, Inc. ..........................         84,300       8,672,363
  Priceline.com Inc.(a)...........................         30,700       1,454,413
  Quest Software Inc. ............................         36,400       3,712,800
  Red Hat Inc. ...................................         38,900       8,217,625
  SCI Systems, Inc.(a)............................        198,700      16,330,656
  Seagate Technology, Inc.(a).....................        322,800      15,030,375
  Solectron Corp.(a)..............................        356,500      33,912,062
  Texas Instruments, Inc. ........................        292,200      28,306,875
  The Williams Companies, Inc. ...................        135,900       4,153,444
  Time Warner, Inc. ..............................        402,700      29,170,581
  United Parcel Service, Inc. (Class B) ..........        124,500       8,590,500
  UnitedGlobalCom, Inc. (Class A) ................         96,900       6,843,563
  USA Networks, Inc.(a)...........................        468,400      25,879,100
  USWeb Corp. ....................................        125,500       5,576,906
  Wells Fargo & Co. ..............................        410,100      16,583,419
  Wendys International, Inc. .....................        301,800       6,224,625
                                                                   --------------
                                                                      490,374,944
                                                                   --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $677,017,960)............................................   1,228,516,543
                                                                   --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B63

DECEMBER 31, 1999

                                                      PRINCIPAL
                                                       AMOUNT          VALUE
SHORT-TERM INVESTMENTS -- 3.7%                          (000)        (NOTE 2)
                                                    -------------  --------------
U. S. GOVERNMENT SECURITIES -- 1.3%
  UNITED STATES TREASURY BILLS,
    5.59%, 08/17/00 ..............................  $       5,310  $    5,122,028
    5.61%, 08/17/00 ..............................         11,800      11,378,907
                                                                   --------------
                                                                       16,500,935
                                                                   --------------
TOTAL U. S. GOVERNMENT SECURITIES
  (cost $16,500,935).............................................      16,500,935
                                                                   --------------
REPURCHASE AGREEMENT -- 2.4%
  Joint Repurchase Agreement Account, 2.875%,
    01/03/00 (cost $30,645,000; Note 5)...........         30,645      30,645,000
                                                                   --------------
TOTAL SHORT-TERM INVESTMENTS
  (cost $47,145,935).............................................      47,145,935
                                                                   --------------
TOTAL INVESTMENTS -- 98.3%
  (cost $724,163,895; Note 6)....................................   1,275,662,478

ASSETS IN EXCESS OF OTHER
  LIABILITIES -- 1.7%............................................      22,651,610
                                                                   --------------
TOTAL NET ASSETS -- 100.0%.......................................  $1,298,314,088
                                                                   ==============

The following abbreviations are used in portfolio descriptions:
  AB    Aktiebolag (Swedish Stock Company)
  ADR   American Depository Receipt
  AG    Aktiengesellschaft (German Stock Company)
  N.V.  Naamloze Vennootschap (Dutch Corporation)
  PLC   Public Limited Company (British Corporation)
  SA    Sociedad Anomia (Spanish Corporation) or Societe Anonyme (French
        Corporation)

(a)  Non-income producing security.

The industry classification of portfolio of holdings and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 1999 were as follows:

Computer Software & Services                                17.0%
Telecommunications                                          16.5%
Electronics                                                 15.1%
Commercial Banking                                          10.0%
Media                                                        6.1%
Diversified Operations                                       5.4%
Retail                                                       4.2%
Oil & Gas Services                                           2.1%
Telephones                                                   2.1%
Automobiles & Manufacturing                                  2.0%
Banks                                                        1.9%
Machinery                                                    1.9%
Advertising                                                  1.1%
Electrical Equipment                                         1.1%
Pharmaceuticals                                              1.1%
Construction                                                 1.0%
Paper                                                        1.0%
Building Materials & Components                              0.9%
Diversified Manufacturing                                    0.8%
Commercial Services                                          0.7%
Transportation                                               0.7%
Aluminum                                                     0.6%
Real Estate-Development                                      0.6%
Professional Services                                        0.4%
Airlines                                                     0.3%
Repurchase Agreement                                         2.4%
U.S. Government Securities                                   1.3%
                                                          ------
                                                            98.3%
Other assets in excess of liabilities                        1.7%
                                                          ------
                                                           100.0%
                                                          ======

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B64

                          NATURAL RESOURCES PORTFOLIO
DECEMBER 31, 1999

LONG-TERM INVESTMENTS -- 98.7%
                                                                       VALUE
COMMON STOCKS -- 98.5%                                 SHARES        (NOTE 2)
                                                    -------------  --------------
ALUMINUM -- 1.4%
  Comalco Ltd., ADR (Australia) ..................        134,900  $    3,928,032
                                                                   --------------
CHEMICALS
  Agrium, Inc. ...................................            503           3,900
                                                                   --------------
EXPLORATION & PRODUCTION -- 11.0%
  Big Bear Exploration, Ltd. (a) .................        520,500          46,843
  Brigham Exploration Co. (a) ....................         93,200         142,712
  Fx Energy, Inc. (a) ............................        112,000         602,000
  Miller Exploration Co. (a) .....................        102,200         111,781
  Newfield Exploration Co. (a) ...................        370,900       9,921,575
  Nuevo Energy Co. (a) ...........................        363,100       6,808,125
  Pennaco Energy, Inc. (a) .......................         74,500         596,000
  Pioneer Natural Resources Co. ..................        387,360       3,462,030
  Ranger Oil, Ltd. ...............................        646,946       2,015,408
  Swift Energy Co. (a) ...........................        123,400       1,419,100
  Talisman Energy, Inc. (a) ......................        150,440       3,858,908
  Tom Brown, Inc. (a) ............................        210,300       2,812,762
                                                                   --------------
                                                                       31,797,244
                                                                   --------------
FOREST PRODUCTS -- 5.6%
  Boise Cascade Corp. ............................        149,000       6,034,500
  Champion International Corp. ...................        130,200       8,064,262
  Fletcher Challenge, Ltd., ADR (New Zealand) ....        317,000       1,188,750
  Timberwest Forest Corp. ........................        146,300         962,167
                                                                   --------------
                                                                       16,249,679
                                                                   --------------
GOLD -- 12.9%
  Agnico-Eagle Mines, Ltd. .......................        339,300       2,502,337
  Anglogold Ltd., ADR (Canada) ...................        167,276       4,296,902
  Avgold, Ltd. (a), ADR (South Africa) ...........        138,700         950,095
  Battle Mountain Gold Corp. .....................        116,800         240,900
  Bema Gold Corp. (a) ............................        514,700         321,687
  Cambior, Inc. ..................................        499,000         696,184
  Coeur d'Alene Mines Corp. (a)...................         68,525         235,555
  Durban Roodeport Deep, ADR (South Africa) ......        127,700         227,466
  Francisco Gold Corp. (a) .......................         84,000         340,187
  Gold Fields, (South Africa) ....................        150,343         725,407
  Golden Star Resources (a) ......................        248,600         233,062
  Greenstone Resources, Ltd. (a) .................        353,500          25,696
  Harmony Gold Mining, ADR (South Africa) ........        517,900       3,253,059
  Iamgold International Mining (a), (South
    Africa) ......................................        731,500       1,645,812
  International Pursuit Corp. (a) ................        264,000          32,897
  Kinross Gold Corp. .............................        732,700       1,359,388
  Meridian Gold, Inc. (a) ........................        538,300       3,652,018
  Newmont Mining Corp. ...........................        564,507      13,830,422
  Repadre Capital Corp. (a) ......................      1,341,700       1,811,225
  TVX Gold, Inc. (a) .............................        419,100         340,519
  Western Areas Gold Mining Co., Ltd. (a), ADR
    (South Africa) ...............................        152,100         562,770
                                                                   --------------
                                                                       37,283,588
                                                                   --------------
METALS-NON FERROUS -- 9.4%
  Anaconda Nickel Ltd. (a) .......................        781,000       1,354,629
  Apex Silver Mines, Ltd. (a) ....................        502,500       5,998,594
  Atna Resources, Ltd. (a) .......................        255,000         114,746
  Cameco Corp. ...................................        219,400       3,336,137
  Freeport-McMoRan Copper & Gold, Inc. (a), (Class
    "A" Stock) ...................................        375,400       6,968,363
  Inco Ltd. ......................................        175,200       4,117,200
  Kaiser Aluminum Corp. ..........................        704,600       5,416,613
  Rio Tinto Ltd., ADR (Australia) ................              1              86
                                                                   --------------
                                                                       27,306,368
                                                                   --------------
MINERAL RESOURCES -- 0.9%
  Burlington Resources, Inc. .....................         78,250       2,587,141
                                                                   --------------
                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES        (NOTE 2)
                                                    -------------  --------------
OIL & GAS EXPLORATION & PRODUCTION -- 17.2%
  Alberta Energy Co., Ltd., ADR (Canada) .........        325,300  $   10,165,927
  Beau Canada Exploration, Ltd. (a), (Class "A"
    Stock), (Canada) .............................        754,800         888,307
  Crester Energy, Inc. (a), ADR (Canada)(b).......        434,800       5,974,926
  Cross Timbers Oil Co. ..........................        300,200       2,720,563
  Dynegy, Inc. ...................................        368,545       8,960,250
  Maverick Tube Corp. (a) ........................        294,000       7,258,125
  Noble Affiliates, Inc. .........................        113,500       2,433,156
  Rio Alto Exploration, Ltd. (a), (Canada) .......        250,400       3,536,282
  Western Gas Resources, Inc. ....................        600,200       7,915,138
                                                                   --------------
                                                                       49,852,674
                                                                   --------------
OIL & GAS SERVICES -- 15.9%
  B.J. Services Co. (a) ..........................        273,600      11,439,900
  Bouyges Offshore, SA, ADR (France) .............        159,500       2,930,813
  Devon Energy Corp. .............................        148,900       4,895,088
  Kinder Morgan, Inc. ............................        374,400       7,558,200
  Marine Drilling Co., Inc. (a) ..................        121,300       2,721,669
  Smith International, Inc. (a) ..................        226,300      11,244,281
  Stolt Comex Seaway (a), SA .....................         31,700         350,681
  Tesco Corp. (a) ................................        210,600       1,341,308
  Transcoastal Marine Svcs. (a) ..................        230,800         663,550
  Weatherford International (a) ..................         73,600       2,939,400
                                                                   --------------
                                                                       46,084,890
                                                                   --------------
PLATINUM -- 24.2%
  Anglo American Platinum, Ltd., ADR (South
    Africa) ......................................        576,569      17,556,526
  Impala Platinum Holdings, Ltd. .................        607,600      24,607,800
  Stillwater Mining Co. (a) ......................        876,450      27,936,844
                                                                   --------------
                                                                       70,101,170
                                                                   --------------
TOTAL COMMON STOCKS
  (cost $256,303,474)............................................     285,194,686
                                                                   --------------
PREFERRED STOCK -- 0.2%
GOLD
  Hecla Mining Co. (Cum. Conv.) 7.0% Series B
    (cost $806,140) ..............................         16,700         398,712
                                                                   --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $257,109,614)............................................     285,593,398
                                                                   --------------

                                                                  PRINCIPAL
                                                                   AMOUNT        VALUE
SHORT-TERM INVESTMENT -- 1.4%                                       (000)      (NOTE 2)
                                                                  ---------  --------------
REPURCHASE AGREEMENT
  Joint Repurchase Agreement
    Account 2.875%, 01/03/00
    (cost $4,105,000; Note 5).....................                $   4,105       4,105,000
                                                                             --------------
TOTAL INVESTMENTS -- 100.1%
  (cost $261,214,614; Note 6)..............................................     289,698,398
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (0.1%).........................................................        (223,537)
                                                                             --------------
TOTAL NET ASSETS -- 100.0%.................................................  $  289,474,861
                                                                             ==============

The following abbreviations are used in portfolio descriptions:
  ADR   American Depository Receipt
  SA Sociedad Anonima (Spanish Corporation) or Societe Anonyme (French Corporation)

(a)  Non-income producing security.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B65

                      NOTES TO THE FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.

NOTE 1:  GENERAL

The Prudential Series Fund, Inc. ("Series Fund"), a Maryland corporation, organized on November 15, 1982, is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Series Fund is composed of seventeen Portfolios ("Portfolio" or "Portfolios"), each with a separate series of capital stock. The information presented in these financial statements pertains to only fifteen Portfolios: Money Market Portfolio, Diversified Bond Portfolio, Government Income Portfolio, Zero Coupon Bond 2000 Portfolio, Zero Coupon Bond 2005 Portfolio, Conservative Balanced Portfolio, Flexible Managed Portfolio, High Yield Bond Portfolio, Stock Index Portfolio, Equity Income Portfolio, Equity Portfolio, Prudential Jennison Portfolio, Small Capitalization Stock Portfolio, Global Portfolio and Natural Resources Portfolio. The ability of the issuers of the securities held by the Money Market Portfolio to meet their obligations may be affected by economic developments in a specific industry or region.

NOTE 2:  ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Series Fund and the Portfolios in preparation of its financial statements.

SECURITIES VALUATION: Equity securities traded on an exchange or NASDAQ (whether domestic or foreign) are valued at the last reported sales price on the primary exchange on which they are traded, or if there is not a sale, at the mean of the last reported bid and asked prices or at the bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are valued by an independent pricing agent or a principal market maker. Debt securities, in general, are valued using an independent pricing service or a principal market maker. Options on stock or stock indices are valued at the average of the last reported bid and asked prices on the exchange on which they are traded. Futures contracts and options on futures contracts are valued at the last reported sale price, or if there is not a sale, at the mean between the last reported bid and asked prices on the commodity exchange or the board of trade on which they are traded. Any security for which a reliable market quotation is unavailable is valued at fair value by The Prudential Insurance Company of America ("The Prudential") under the direction of the Series Fund's Board of Directors.

The Money Market, Conservative Balanced and Flexible Managed Portfolios use amortized cost to value short-term securities. Short-term securities that are held in the other Portfolios which mature in more than 60 days are valued at current market quotations and those short-term securities which mature in 60 days or less are valued at amortized cost.

The High Yield Bond Portfolio may hold up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law ("restricted securities"). Certain issues of restricted securites held by the High Yield Bond Portfolio at December 31, 1999 include registration rights, none of which are currently under contract to be registered. Restricted securities, sometimes referred to as private placements, are valued pursuant to the valuation procedures noted above.

REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Series Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Series Fund may by delayed or limited.

FOREIGN CURRENCY TRANSLATION: The books and records of the Series Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities - at the current rates of exchange.

(ii) purchases and sales of investment securities, income and expenses - at the rate of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Series Fund are presented at the foreign exchange rates and market values at the close of the fiscal year, the Series Fund does not isolate that portion of the results of operations arising as a

                                       C1
result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the fiscal year. Similarly, the Series Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal year. Accordingly, these realized and unrealized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Series Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at fiscal year end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

FORWARD CURRENCY CONTRACTS: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain portfolios of the Series Fund may enter into forward currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments and foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currencies. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

SHORT SALES: Certain portfolios of the Series Fund may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When a Portfolio makes a short sale, it must borrow the security sold short and deliver it to the buyer. The proceeds of the short sale will be retained by the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Portfolio may have to pay a fee to borrow the particular security and may be obligated to remit any interest or dividends received on such borrowed securities. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received.

OPTIONS: The Series Fund may either purchase or write options in order to hedge against adverse market movements or fluctuations in value with respect to securities which the Series Fund currently owns or intends to purchase. The Series Fund's principal reason for writing options is to realize, through receipts of premiums, a greater current return than would be realized on the underlying security alone. When the Series Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an investment. When the Series Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The investment or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Series Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is an adjustment to the proceeds from the sales or the cost of the purchase in determining whether the Series Fund has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain (loss) on investment transactions. Gain or loss on written options is presented separately as net realized gain (loss) on written option transactions.

The Series Fund, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Series Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. The Series Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

FINANCIAL FUTURES CONTRACTS: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures

                                       C2
contract, the Series Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the "initial margin". Subsequent payments, known as "variation margin", are made or received by the Series Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

The Series Fund invests in financial futures contracts in order to hedge its existing portfolio securities or securities the Series Fund intends to purchase, against fluctuations in value. Under a variety of circumstances, the Series Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying assets.

SECURITIES LENDING: The Series Fund (excluding the Money Market Portfolio) may lend its portfolio securities to broker-dealers, qualified banks and certain institutional investors. The loans are secured by collateral in an amount equal to at least the market value at all times of the loaned securities plus any accrued interest and dividends. During the time the securities are on loan, the Series Fund will continue to receive the interest and dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower or earning interest on the investment of the cash collateral. Loans are subject to termination at the option of the borrower or the Series Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Series Fund may pay reasonable finders', administrative and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower. The Series Fund bears the risk of delay in recovery of , or even loss of rights in, the securities loaned should the borrower of the securities fail financially. Prudential Securities Incorporated ("PSI") is the securities lending agent for the Series Fund. PSI is an indirect, wholly owned subsidiary of The Prudential. For the year ended December 31, 1999 PSI has been compensated by the following amounts:

Government Income Portfolio............  $       758
Conservative Balanced Portfolio........      485,395
Flexible Managed Portfolio.............      468,004
High Yield Portfolio...................       25,258
Equity Income Portfolio................      119,198
Small Capitalization Stock Portfolio...       26,445
                                         -----------
                                         $ 1,125,058

SWAPS: Certain portfolios of the Series Fund may enter into swap agreements. A swap agreement is an agreement between two parties to exchange a series of cash flows at specified intervals. Based on a notional amount, each party pays an interest rate or the change in the value of a security. Dividends and interest on the securities in the swap are included in the value of the exchange. The swaps are valued daily at current market value and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments. Gain or loss is realized on the termination date of the swap and is equal to the difference between a Portfolio's basis in the swap and the proceeds of the closing transaction, including any fees. During the period that the swap agreement is open, the Portfolio may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income, which is comprised of four elements: stated coupon, original issue discount, market discount and market premium is recorded on the accrual basis. Certain portfolios own shares of real estate investment trusts ("REITs") which report information on the source of their distributions annually. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their costs. These estimates are adjusted when the actual amounts are known. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. The Series Fund expenses are allocated to the respective Portfolios on the basis of relative net assets except for Portfolio specific expenses which are attributable directly at a Portfolio or Class level.

For Portfolios with multiple classes and shares, net investment income, other than administration and distribution fees, and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

                                       C3

CUSTODY FEE CREDITS: The Series Fund has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian. Such custody fee credits are presented as a reduction of gross expenses in the accompanying statement of operations.

TAXES: For federal income tax purposes, each portfolio in the Series Fund is treated as a separate taxpaying entity. It is the intent of each Portfolio of the Series Fund to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Series Fund's understanding of the applicable country's tax rules and regulations.

DIVIDENDS AND DISTRIBUTIONS: Dividends and distributions of each Portfolio are declared in cash and automatically reinvested in additional shares of the same Portfolio. The Money Market Portfolio will declare and reinvest dividends from net investment income and net realized capital gain (loss) daily. The Conservative Balanced, Stock Index, Equity Income, Equity, Prudential Jennison and Natural Resources Portfolios will declare and distribute dividends from net investment income, if any, quarterly and distributions from net capital gains, if any, at least annually. The Diversified Bond, Government Income, Zero Coupon Bond 2000, Zero Coupon Bond 2005, Flexible Managed, High Yield, Small Capitalization Stock and Global Portfolios will declare and distribute dividends from net investment income and distributions from net capital gains, if any, at least annually. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

RECLASSIFICATION OF CAPITAL ACCOUNTS: The Series Fund accounts for and reports distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gains, and Return of Capital Distributions by Investment Companies. As a result of this statement, the Series Fund changed the classification of distributions to shareholders to disclose the amounts of undistributed net investment income and accumulated net realized gain (loss) on investments available for distributions determined in accordance with income tax regulations. For the year ended December 31, 1999 the application of this statement increased (decreased) undistributed net investment income ("UNI") and accumulated net realized gains (losses) on investments ("G/L") by the following amounts:

                                             UNI            G/L
                                         ------------  -------------
Equity Portfolio (a)...................  $  (140,882)  $    140,882
Global Portfolio (a)(b)................   10,630,256    (10,630,256)
Natural Resources Portfolio (b)........      453,491       (453,491)

      (a) Reclassification of net foreign currency gain (loss).

      (b) Reclassification of passive foreign investment companies' gains.

Net investment income, net realized gains and net assets were not affected by these reclassifications.

NOTE 3:  AGREEMENTS

The Series Fund has an investment advisory agreement with The Prudential. Pursuant to this agreement The Prudential has responsibility for all investment advisory services and supervises the subadvisers' performance of such services. The Prudential has entered into a service agreement with The Prudential Investment Corporation ("PIC"), which provides that PIC will furnish to The Prudential such services as The Prudential may require in connection with the performance of its obligations under the investment advisory agreement with the Series Fund. In addition, The Prudential has entered into a subadvisory agreement with Jennison Associates LLC ("Jennison"), under which Jennison furnishes investment advisory services in connection with the management of the Prudential Jennison Portfolio. The Prudential pays for the cost of PIC's and Jennison's services, compensation of officers of the Series Fund, occupancy and certain clerical and administrative expenses of the Series Fund. The Series Fund bears all other costs and expenses.

                                       C4

The investment advisory fee paid to The Prudential is computed daily and payable quarterly, at the annual rates specified below, of the value of each of the Portfolio's average daily net assets.

                 Fund                    Investment Advisory Fee
                 ----                    -----------------------
Money Market Porfolio..................           0.40%
Diversified Bond Portfolio.............           0.40
Government Income Portfolio............           0.40
Zero Coupon Bond 2000 Portfolio........           0.40
Zero Coupon Bond 2005 Portfolio........           0.40
Conservative Balanced Portfolio........           0.55
Flexible Managed Portfolio.............           0.60
High Yield Bond Portfolio..............           0.55
Stock Index Portfolio..................           0.35
Equity Income Portfolio................           0.40
Equity Portfolio.......................           0.45
Prudential Jennison Portfolio..........           0.60
Small Capitalization Stock Portfolio...           0.40
Global Portfolio.......................           0.75
Natural Resources Portfolio............           0.45

The Prudential compensates Jennison for its services as follows: 0.75% on the first $10 million of the Prudential Jennison Portfolio's average daily net assets, 0.50% on the next $30 million, 0.35% on the next $25 million, 0.25% on the next $335 million, 0.22% on the next $600 million and 0.20% thereafter.

The Series Fund has a distribution agreement with Prudential Investment Management Services LLC ("PIMS") which acts as the distributor of the Class I and Class II shares of the Series Fund. The Series Fund compensates PIMS for distributing and servicing the Series Fund's Class II shares pursuant to a plan of distribution (the "Class II Plan"), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable quarterly. No distribution or service fees are paid to PIMS as distributor for Class I shares of the Series Fund. Pursuant to the Class II Plan, the Class II shares of each Portfolio compensates PIMS for distribution-related activities at an annual rate of .25% of the average daily net assets of the Class II shares.

The Series Fund has an administration agreement with Prudential Investments Fund Management LLC ("PIFM") which acts as the administrator of the Class II shares of the Series Fund. The administration fee paid to PIFM is accrued daily and payable quarterly, at the annual rate of .15% of the average daily net assets of the Class II shares.

The Prudential has agreed to reimburse each Portfolio (other than the Global Portfolio), the portion of the investment advisory fee for that Portfolio equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes and brokerage commissions) exceeds 0.75% of the Portfolio's average daily net assets. No reimbursement was required for the year ended December 31, 1999.

PIC, PIMS, PIFM and Jennison are wholly-owned subsidiaries of The Prudential.

As of March 11, 1999, the Series Fund, along with other affiliated registered investment companies (the "Funds"), has a syndicated credit agreement ("SCA") with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. The Funds pays a commitment fee at an annual rate of .065 of 1% on the unused portion of the credit facility, which is accrued and paid on a pro rata basis by the Funds. Interest on any such borrowings outstanding will be at market rates. The SCA expires on March 9, 2000. Prior to March 11, 1999, the Series Fund had a credit agreement with a maximum commitment of $250,000,000. The commitment fee was .055 of 1% on the unused portion of the facility. The Series Fund did not borrow any amounts pursuant to either agreement during the year ended December 31, 1999 The purpose of the agreements is to serve as an alternative source of funding for capital share redemptions.

NOTE 4:  OTHER TRANSACTIONS WITH AFFILIATES

Prudential Mutual Fund Services LLC ("PMFS"), a wholly owned subsidiary of PIFM, began serving as the Series Fund's transfer agent on March 14, 1999. Transfer agent fees and expenses in the statements of operations include certain out-of-pocket expense paid to nonaffiliates. During the period March 14, 1999

                                       C5
through December 31, 1999, the Series Fund incurred fees for the services of PMFS and as of December 31, 1999 fees were due to PMFS as follows:

                                          Amount Incurred
                                              for the          Amount Due
                                            Year Ended            as of
                                         December 31, 1999  December 31, 1999
                                         -----------------  -----------------
Money Market Porfolio..................      $  8,000            $   800
Diversified Bond Portfolio.............         8,100                800
Government Income Portfolio............         6,100                600
Zero Coupon Bond 2000 Portfolio........         1,700                200
Zero Coupon Bond 2005 Portfolio........         2,300                200
Conservative Balanced Portfolio........         7,700                700
Flexible Managed Portfolio.............         8,000                800
High Yield Bond Portfolio..............         8,000                800
Stock Index Portfolio..................         8,200                800
Equity Income Portfolio................         7,800                800
Equity Portfolio.......................         8,400                800
Prudential Jennison Portfolio..........         7,800                800
Small Capitalization Stock Portfolio...         6,800                600
Global Portfolio.......................         7,800                800
Natural Resources Portfolio............         5,800                600
                                             --------            -------
                                             $102,500            $10,100

For the year ended December 31, 1999, PSI earned $592,968 in brokerage commissions from transactions executed on behalf of the Series Fund as follows:

                 Fund                    Commission
                 ----                    ----------
Conservative Balanced Portfolio........   $  2,600
Flexible Managed Portfolio.............     10,257
Equity Income Portfolio................     69,381
Equity Portfolio.......................    319,224
Prudential Jennison Portfolio..........    188,075
Natural Resources Portfolio............      3,431
                                          --------
                                          $592,968

NOTE 5:  JOINT REPURCHASE AGREEMENT ACCOUNT

The Series Fund may transfer uninvested cash balances into a single joint repurchase agreement account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Government obligations. The Series Fund's undivided interest in the joint repurchase agreement account represented $744,612,000 as of December 31, 1999. The Portfolios of the Series Fund with cash invested in the joint accounts had the following principal amounts and percentage participation in the account:

                                           Principal    Percentage
                                            Amount       Interest
                                         -------------  ----------
Diversified Bond Portfolio.............  $ 39,380,000       5.29%
Government Income Portfolio............    12,843,000       1.73
Zero Coupon Bond 2000 Portfolio........       474,000       0.06
Zero Coupon Bond 2005 Portfolio........       536,000       0.07
Conservative Balanced Portfolio........    87,560,000      11.76
Flexible Managed Portfolio.............   164,437,000      22.08
High Yield Bond Portfolio..............    38,984,000       5.24
Stock Index Portfolio..................    60,195,000       8.08
Equity Income Portfolio................    37,352,000       5.02
Equity Portfolio.......................   106,923,000      14.36
Prudential Jennison Portfolio..........   121,024,000      16.25
Small Capitalization Stock Portfolio...    22,496,000       3.02
Global Portfolio.......................    30,645,000       4.12
Natural Resources Portfolio............     4,105,000       0.55
All Other Portfolios...................    17,658,000       2.37
                                         ------------     ------
                                         $744,612,000     100.00%

As of such date, each repurchase agreement in the joint account and the collateral therefor were as follows:

                                       C6

ABN AMRO, Inc., 2.75%, in the principal amount of $210,000,000, repurchase price $210,048,125, due 1/3/00. The value of the collateral including accrued interest was $214,200,332.

Bear, Stearns & Co., Inc., 2.75%, in the principal amount of $210,000,000, repurchase price $210,048,125, due 1/3/00. The value of the collateral including accrued interest was $214,345,594.

Lehman Brothers, Inc., 2.50%, in the principal amount of $100,000,000, repurchase price $100,020,833, due 1/3/00. The value of the collateral including accrued interest was $101,984,334.

Morgan (J.P.) Securities, Inc., 4.50%, in the principal amount of $114,612,000, repurchase price $114,654,980, due 1/3/00. The value of the collateral including accrued interest was $117,037,615.

Salomon Smith Barney, Inc., 2.00%, in the principal amount of $110,000,000, repurchase price $110,018,333, due 1/3/00. The value of the collateral including accrued interest was $112,554,452.

NOTE 6:  PORTFOLIO SECURITIES

The aggregate cost of purchases and the proceeds from the sales of securities (excluding short-term issues) for the year ended December 31, 1999 were as follows:

Cost of Purchases:

                                                                                      ZERO               ZERO
                                             DIVERSIFIED        GOVERNMENT           COUPON             COUPON
                                                BOND              INCOME              2000               2005
                                           ---------------    ---------------    ---------------    ---------------
Government Securities..................    $ 1,032,602,727    $   400,681,926    $     1,453,048    $     8,394,422
Non-Government Securities..............    $ 1,163,102,559           0                  0                  0

                                                                                    HIGH
                                          CONSERVATIVE         FLEXIBLE             YIELD
                                            BALANCED            MANAGED             BOND
                                         ---------------    ---------------    ---------------
Government Securities..................  $ 2,149,354,256    $ 1,633,799,829           0
Non-Government Securities..............  $ 2,569,102,770    $ 1,933,267,104    $   475,211,435

                                                STOCK             EQUITY                              PRUDENTIAL
                                                INDEX             INCOME             EQUITY            JENNISON
                                           ---------------    ---------------    ---------------    ---------------
Government Securities..................           0                  0                  0                  0
Non-Government Securities..............    $   503,214,225    $   329,424,255    $   520,771,256    $ 1,802,534,059

                                              SMALL
                                         CAPITALIZATION                            NATURAL
                                              STOCK             GLOBAL            RESOURCES
                                         ---------------    ---------------    ---------------
Government Securities..................         0           $    74,089,245           0
Non-Government Securities..............  $   144,673,665    $   644,610,288    $    67,006,395

Proceeds from Sales:

                                                                                      ZERO               ZERO
                                             DIVERSIFIED        GOVERNMENT           COUPON             COUPON
                                                BOND              INCOME              2000               2005
                                           ---------------    ---------------    ---------------    ---------------
Government Securities..................    $ 1,023,069,086    $   456,891,636    $     1,834,832    $     6,599,853
Non-Government Securities..............    $   945,723,708           0                  0                  0

                                                                                    HIGH
                                          CONSERVATIVE         FLEXIBLE             YIELD
                                            BALANCED            MANAGED             BOND
                                         ---------------    ---------------    ---------------
Government Securities..................  $ 2,058,784,264    $ 1,439,490,453           0
Non-Government Securities..............  $ 3,179,565,912    $ 2,423,290,053    $   436,350,631

                                                STOCK             EQUITY                              PRUDENTIAL
                                                INDEX             INCOME             EQUITY            JENNISON
                                           ---------------    ---------------    ---------------    ---------------
Government Securities..................           0                  0                  0                  0
Non-Government Securities..............    $    75,111,780    $   614,171,048    $ 1,308,865,108    $ 1,035,995,886

                                              SMALL
                                         CAPITALIZATION                            NATURAL
                                              STOCK             GLOBAL            RESOURCES
                                         ---------------    ---------------    ---------------
Government Securities..................         0           $    74,099,000           0
Non-Government Securities..............  $   113,875,470    $   623,485,896    $   112,570,992

The High Yield Portfolio entered into written call options as follows:

                                         Contracts  Premiums
                                         ---------  ---------
Balance as of December 31, 1998........      0       $     0
Options written........................     34        68,000
                                            --       -------
Balance as of December 31, 1999........     34       $68,000

The Global Portfolio entered into 3 swap agreements with Merrill Lynch International. The Portfolio receives the change in the market value of shares of Taiwan Semiconductor including dividends and the Portfolio pays 3 month LIBOR plus 0.75% based on the value of the shares of Taiwan Semiconductor on the date the contract was entered into. In addition, the Portfolio will pay a fee at termination of the swap equal to the number of shares of Taiwan Semiconductor times the market price on termination date times 0.0075. Details of the swap agreements are as follows:

 Open Date   Termination Date      Shares       Current Value  Current Basis  Appreciation
 ---------   ----------------  ---------------  -------------  -------------  ------------
 8/16/99...      8/18/00          1,464,601      $ 7,652,912    $ 7,011,838    $  641,074
 11/16/99..      8/18/00            979,400        5,172,329      4,796,416       375,913
 12/23/99..      8/18/00          1,068,669        5,680,268      5,310,003       370,265
                                                 -----------    -----------    ----------
                                                 $18,505,509    $17,118,258    $1,387,252

                                       C7

The federal income tax basis and unrealized appreciation (depreciation) of the Series Fund's investments as of December 31, 1999 were as follows:

                                                                                      ZERO               ZERO
                                             DIVERSIFIED        GOVERNMENT           COUPON             COUPON
                                                BOND              INCOME              2000               2005
                                           ---------------    ---------------    ---------------    ---------------
Gross Unrealized Appreciation..........    $     4,539,643    $       544,588    $       511,157    $       724,778
Gross Unrealized Depreciation..........         48,433,942         15,994,670              9,397          1,250,308
Total Net Unrealized...................        (43,894,299)       (15,450,082)           501,760           (525,530)
Tax Basis..............................      1,297,397,697        376,159,957         40,812,779         46,003,252

                                                                                    HIGH
                                          CONSERVATIVE         FLEXIBLE             YIELD
                                            BALANCED            MANAGED             BOND
                                         ---------------    ---------------    ---------------
Gross Unrealized Appreciation..........  $   618,254,006    $   830,907,342    $    22,003,313
Gross Unrealized Depreciation..........      240,643,859        422,071,306        107,501,436
Total Net Unrealized...................      377,610,147        408,836,036        (85,498,123)
Tax Basis..............................    4,477,171,346      5,222,267,377        883,980,108

                                                STOCK             EQUITY                              PRUDENTIAL
                                                INDEX             INCOME             EQUITY            JENNISON
                                           ---------------    ---------------    ---------------    ---------------
Gross Unrealized Appreciation..........    $ 2,409,423,762    $   544,531,534    $ 1,820,600,926    $   909,029,943
Gross Unrealized Depreciation..........         99,360,670        302,384,157        470,574,036         17,746,324
Total Net Unrealized...................      2,310,063,092        242,147,377      1,350,026,890        891,283,619
Tax Basis..............................      2,346,099,763      1,837,511,315      4,885,331,050      1,879,472,267

                                              SMALL
                                         CAPITALIZATION                            NATURAL
                                              STOCK             GLOBAL            RESOURCES
                                         ---------------    ---------------    ---------------
Gross Unrealized Appreciation..........  $   101,763,449    $   557,819,864    $    87,889,839
Gross Unrealized Depreciation..........       67,334,686         13,711,041         61,881,862
Total Net Unrealized...................       34,428,763        544,108,823         26,007,977
Tax Basis..............................      410,459,911        731,553,655        263,690,421

For federal income tax purposes, the following Portfolios had post October losses deferred and capital loss carryforwards as of December 31, 1999. Accordingly no capital gain distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts:

                                          POST OCTOBER     POST OCTOBER     CAPITAL LOSSES   CAPITAL LOSSES
                                            CURRENCY          CAPITAL       CARRYFORWARDS    CARRYFORWARDS
                                         LOSSES DEFERRED  LOSSES DEFERRED  UTILIZED IN 1999    AVAILABLE      EXPIRATION DATE
                                         ---------------  ---------------  ----------------  --------------  -----------------
Conservative Balanced Portfolio........           --        $8,302,364                   --             --                 --
Flexible Managed Portfolio.............           --        16,235,978                   --             --                 --
High Yield Bond Portfolio..............           --         4,418,508                   --   $ (2,841,700)              2003
                                                                                               (43,467,300)              2007
                                                                                              ------------
                                                                                               (46,309,000)
Global Portfolio.......................     $262,338                --                   --             --                 --
Natural Resources Portfolio............       15,460           619,667                   --     (4,117,123)              2006
                                                                                                (3,511,444)              2007
                                                                                              ------------
                                                                                                (7,628,567)

NOTE 7:  CAPITAL

The Series Fund offers Class I and Class II shares. Both Class I and Class II shares of a Portfolio are not subject to any sales charge or redemption charge and are sold at the net asset value of the Portfolio. Class I shares are sold only to certain separate accounts of The Prudential to fund benefits under certain variable life insurance and variable annuity contracts ("contracts"). Class II shares are sold only to separate accounts of non-Prudential insurance companies as investment options under certain contracts. The accounts invest in shares of the Series Fund through subaccounts that correspond to the portfolios. The accounts will redeem shares of the Series Fund to the extent necessary to provide benefits under the contracts or for such other purposes as may be consistent with the contracts. As of December 31, 1999, only the Equity Portfolio has Class II shares outstanding.

Transactions in shares of comon stock of the Equity Portfolio for the year ended December 31, 1999 were as follows:

                CLASS I                     SHARES          AMOUNT
                -------                  ------------  ----------------
Year ended December 31, 1999:
Capital stock sold.....................    8,671,360   $   269,536,387
Capital stock issued in reinvestment of
  dividends and distributions..........   29,303,403       842,957,463
Capital stock repurchased..............  (33,039,026)   (1,018,930,728)
                                         -----------   ---------------
Net increase in shares outstanding.....    4,935,737   $    93,563,122
                                         ===========   ===============

               CLASS II                  SHARES     AMOUNT
               --------                  -------  ----------
May 3, 1999 (a) through December 31,
  1999:
Capital stock sold.....................  14,063   $ 457,113
Capital stock issued in reinvestment of
  dividends and distributions..........   1,186      33,511
Capital stock repurchased..............  (4,199)   (135,030)
                                         ------   ---------
Net increase in shares outstanding.....  11,050   $ 355,594
                                         ======   =========

(a) Commencement of offering of Class II shares.

NOTE 8:  SUBSEQUENT EVENT

The Zero Coupon Bond 2000 Portfolio will be liquidated on or about November 15, 2000. On the liquidation date, all of the securities held in the Portfolio will be sold and all outstanding shares will be redeemed. All redemption proceeds will be used to purchase shares of the Money Market Portfolio, unless otherwise directed by Contract holders.

                                       C8

FINANCIAL HIGHLIGHTS

                                                         MONEY MARKET
                                         --------------------------------------------
                                                          YEAR ENDED
                                                         DECEMBER 31,
                                         --------------------------------------------
                                          1999     1998     1997     1996    1995(a)
                                         -------  -------  -------  -------  --------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of year.....  $10.00   $10.00   $10.00   $10.00    $10.00
                                         ------   ------   ------   ------    ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income and realized and
  unrealized gains.....................    0.49     0.52     0.54     0.51      0.56
Dividends and distributions............   (0.49)   (0.52)   (0.54)   (0.51)    (0.56)
                                         ------   ------   ------   ------    ------
Net Asset Value, end of year...........  $10.00   $10.00   $10.00   $10.00    $10.00
                                         ======   ======   ======   ======    ======
TOTAL INVESTMENT RETURN:(b)............    4.97%    5.39%    5.41%    5.22%     5.80%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in
  millions)............................  $1,335.5 $920.2   $657.5   $668.8    $613.3
Ratios to average net assets:
  Expenses.............................    0.42%    0.41%    0.43%    0.44%     0.44%
  Net investment income................    4.90%    5.20%    5.28%    5.10%     5.64%

                                                           DIVERSIFIED BOND
                                         -----------------------------------------------------
                                                              YEAR ENDED
                                                             DECEMBER 31,
                                         -----------------------------------------------------
                                           1999       1998       1997       1996     1995(a)
                                         ---------  ---------  ---------  ---------  ---------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of year.....  $  11.06   $  11.02   $  11.07   $  11.31   $  10.04
                                         --------   --------   --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..................      0.67       0.69       0.80       0.76       0.76
Net realized and unrealized gains
  (losses) on investments..............     (0.75)      0.08       0.11      (0.27)      1.29
                                         --------   --------   --------   --------   --------
    Total from investment operations...     (0.08)      0.77       0.91       0.49       2.05
                                         --------   --------   --------   --------   --------
LESS DISTRIBUTIONS:
Dividends from net investment income...        --      (0.69)     (0.83)     (0.73)     (0.75)
Distributions from net realized
  gains................................     (0.03)     (0.04)     (0.13)        --      (0.03)
                                         --------   --------   --------   --------   --------
    Total distributions................     (0.03)     (0.73)     (0.96)     (0.73)     (0.78)
                                         --------   --------   --------   --------   --------
Net Asset Value, end of year...........  $  10.95   $  11.06   $  11.02   $  11.07   $  11.31
                                         ========   ========   ========   ========   ========
TOTAL INVESTMENT RETURN:(b)............     (0.74)%     7.15%      8.57%      4.40%     20.73%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in
  millions)............................  $1,253.8   $1,122.6     $816.7     $720.2     $655.8
Ratios to average net assets:
  Expenses.............................      0.43%      0.42%      0.43%      0.45%      0.44%
  Net investment income................      6.25%      6.40%      7.18%      6.89%      7.00%
Portfolio turnover rate................       171%       199%       224%       210%       199%

(a) Calculations are based on average month-end shares outstanding.

(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       D1

FINANCIAL HIGHLIGHTS

                                                        GOVERNMENT INCOME
                                         ------------------------------------------------
                                                            YEAR ENDED
                                                           DECEMBER 31,
                                         ------------------------------------------------
                                          1999      1998      1997      1996     1995(a)
                                         --------  --------  --------  --------  --------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of year.....  $ 11.87   $ 11.52   $ 11.22   $ 11.72   $ 10.46
                                         -------   -------   -------   -------   -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..................     0.76      0.67      0.75      0.75      0.74
Net realized and unrealized gains
  (losses) on investments..............    (1.08)     0.36      0.30     (0.51)     1.28
                                         -------   -------   -------   -------   -------
    Total from investment operations...    (0.32)     1.03      1.05      0.24      2.02
                                         -------   -------   -------   -------   -------
LESS DISTRIBUTIONS:
Dividends from net investment income...       --     (0.68)    (0.75)    (0.74)    (0.76)
Dividends in excess of net investment
  income...............................       --        --(c)      --       --        --
                                         -------   -------   -------   -------   -------
    Total distributions................       --     (0.68)    (0.75)    (0.74)    (0.76)
                                         -------   -------   -------   -------   -------
Net Asset Value, end of year...........  $ 11.55   $ 11.87   $ 11.52   $ 11.22   $ 11.72
                                         =======   =======   =======   =======   =======
TOTAL INVESTMENT RETURN:(b)............    (2.70)%    9.09%     9.67%     2.22%    19.48%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in
  millions)............................   $335.5    $443.2    $429.6    $482.0    $501.8
Ratios to average net assets:
  Expenses.............................     0.44%     0.43%     0.44%     0.46%     0.45%
  Net investment income................     5.72%     5.71%     6.40%     6.38%     6.55%
Portfolio turnover rate................      106%      109%       88%       95%      195%

                                                      ZERO COUPON BOND 2000
                                         ------------------------------------------------
                                                            YEAR ENDED
                                                           DECEMBER 31,
                                         ------------------------------------------------
                                          1999      1998      1997      1996     1995(a)
                                         --------  --------  --------  --------  --------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of year.....  $ 12.74   $ 12.61   $ 12.92   $ 13.27   $ 11.86
                                         -------   -------   -------   -------   -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..................     0.70      0.63      0.67      0.55      0.59
Net realized and unrealized gains
  (losses) on investments..............    (0.43)     0.31      0.22     (0.36)     1.95
                                         -------   -------   -------   -------   -------
    Total from investment operations...     0.27      0.94      0.89      0.19      2.54
                                         -------   -------   -------   -------   -------
LESS DISTRIBUTIONS:
Dividends from net investment income...       --     (0.64)    (0.67)    (0.54)    (0.60)
Distributions from net realized
  gains................................    (0.02)    (0.17)    (0.53)       --     (0.53)
                                         -------   -------   -------   -------   -------
    Total distributions................    (0.02)    (0.81)    (1.20)    (0.54)    (1.13)
                                         -------   -------   -------   -------   -------
Net Asset Value, end of year...........  $ 12.99   $ 12.74   $ 12.61   $ 12.92   $ 13.27
                                         =======   =======   =======   =======   =======
TOTAL INVESTMENT RETURN:(b)............     2.18%     7.57%     7.17%     1.53%    21.56%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in
  millions)............................    $41.2     $40.2     $41.3     $44.7     $25.3
Ratios to average net assets:
  Expenses.............................     0.58%     0.62%     0.66%     0.52%     0.48%
  Net investment income................     5.56%     4.85%     4.78%     4.88%     4.53%
Portfolio turnover rate................        4%       16%       32%       13%       71%

(a) Calculations are based on average month-end shares outstanding.

(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

(c) Less than $.005 per share.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       D2

FINANCIAL HIGHLIGHTS

                                                         ZERO COUPON BOND 2005
                                         -----------------------------------------------------
                                                              YEAR ENDED
                                                             DECEMBER 31,
                                         -----------------------------------------------------
                                           1999       1998       1997       1996     1995(a)
                                         ---------  ---------  ---------  ---------  ---------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of year.....  $  13.44   $  12.60   $  12.25   $  13.19   $  10.74
                                         --------   --------   --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..................      0.67       0.66       0.68       0.66       0.66
Net realized and unrealized gains
  (losses) on investments..............     (1.43)      0.87       0.66      (0.82)      2.73
                                         --------   --------   --------   --------   --------
    Total from investment operations...     (0.76)      1.53       1.34      (0.16)      3.39
                                         --------   --------   --------   --------   --------
LESS DISTRIBUTIONS:
Dividends from net investment income...        --      (0.67)     (0.71)     (0.64)     (0.65)
Distributions from net realized
  gains................................        --      (0.02)     (0.28)     (0.14)     (0.29)
                                         --------   --------   --------   --------   --------
    Total distributions................        --      (0.69)     (0.99)     (0.78)     (0.94)
                                         --------   --------   --------   --------   --------
Net Asset Value, end of year...........  $  12.68   $  13.44   $  12.60   $  12.25   $  13.19
                                         ========   ========   ========   ========   ========
TOTAL INVESTMENT RETURN:(b)............     (5.66)%    12.35%     11.18%     (1.01)%    31.85%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in
  millions)............................     $45.4      $45.5      $30.8      $25.8      $23.6
Ratios to average net assets:
  Expenses.............................      0.59%      0.61%      0.74%      0.53%      0.49%
  Net investment income................      5.31%      5.35%      5.71%      5.42%      5.32%
Portfolio turnover rate................        15%        --         35%        10%        69%

                                                         CONSERVATIVE BALANCED
                                         -----------------------------------------------------
                                                              YEAR ENDED
                                                             DECEMBER 31,
                                         -----------------------------------------------------
                                           1999       1998       1997       1996     1995(a)
                                         ---------  ---------  ---------  ---------  ---------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of year.....  $  15.08   $  14.97   $  15.52   $  15.31   $  14.10
                                         --------   --------   --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..................      0.62       0.66       0.76       0.66       0.63
Net realized and unrealized gains on
  investments..........................      0.37       1.05       1.26       1.24       1.78
                                         --------   --------   --------   --------   --------
    Total from investment operations...      0.99       1.71       2.02       1.90       2.41
                                         --------   --------   --------   --------   --------
LESS DISTRIBUTIONS:
Dividends from net investment income...     (0.62)     (0.66)     (0.76)     (0.66)     (0.64)
Distributions from net realized
  gains................................     (0.06)     (0.94)     (1.81)     (1.03)     (0.56)
Distributions in excess from net
  realized gains.......................     (0.03)        --         --         --         --
                                         --------   --------   --------   --------   --------
    Total distributions................     (0.71)     (1.60)     (2.57)     (1.69)     (1.20)
                                         --------   --------   --------   --------   --------
Net Asset Value, end of year...........  $  15.36   $  15.08   $  14.97   $  15.52   $  15.31
                                         ========   ========   ========   ========   ========
TOTAL INVESTMENT RETURN:(b)............      6.69%     11.74%     13.45%     12.63%     17.27%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in
  millions)............................  $4,387.1   $4,796.0   $4,744.2   $4,478.8   $3,940.8
Ratios to average net assets:
  Expenses.............................      0.57%      0.57%      0.56%      0.59%      0.58%
  Net investment income................      4.02%      4.19%      4.48%      4.13%      4.19%
Portfolio turnover rate................       109%       167%       295%       295%       201%

(a) Calculations are based on average month-end shares outstanding.

(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       D3

FINANCIAL HIGHLIGHTS

                                                      FLEXIBLE MANAGED PORTFOLIO
                                         -----------------------------------------------------
                                                              YEAR ENDED
                                                             DECEMBER 31,
                                         -----------------------------------------------------
                                           1999       1998       1997       1996     1995(a)
                                         ---------  ---------  ---------  ---------  ---------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of year.....  $  16.56   $  17.28   $  17.79   $  17.86   $  15.50
                                         --------   --------   --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..................      0.58       0.58       0.59       0.57       0.56
Net realized and unrealized gains on
  investments..........................      0.69       1.14       2.52       1.79       3.15
                                         --------   --------   --------   --------   --------
    Total from investment operations...      1.27       1.72       3.11       2.36       3.17
                                         --------   --------   --------   --------   --------
LESS DISTRIBUTIONS:
Dividends from net investment income...        --      (0.59)     (0.58)     (0.58)     (0.56)
Distributions from net realized
  gains................................     (0.19)     (1.85)     (3.04)     (1.85)     (0.79)
                                         --------   --------   --------   --------   --------
    Total distributions................     (0.19)     (2.44)     (3.62)     (2.43)     (1.35)
                                         --------   --------   --------   --------   --------
Net Asset Value, end of year...........  $  17.64   $  16.56   $  17.28   $  17.79   $  17.86
                                         ========   ========   ========   ========   ========
TOTAL INVESTMENT RETURN:(b)............      7.78%     10.24%     17.96%     13.64%     24.13%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in
  millions)............................  $5,125.3   $5,410.0   $5,490.1   $4,896.9   $4,261.2
Ratios to average net assets:
  Expenses.............................      0.62       0.61%      0.62%      0.64%      0.63%
  Net investment income................      3.20       3.21%      3.02%      3.07%      3.30%
Portfolio turnover rate................        76%       138%       227%       233%       173%

                                                            HIGH YIELD BOND
                                         -----------------------------------------------------
                                                              YEAR ENDED
                                                             DECEMBER 31,
                                         -----------------------------------------------------
                                           1999       1998       1997       1996     1995(a)
                                         ---------  ---------  ---------  ---------  ---------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of year.....  $   7.21   $   8.14   $   7.87   $   7.80   $   7.37
                                         --------   --------   --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..................      0.79       0.77       0.78       0.80       0.81
Net realized and unrealized gains
  (losses) on investments..............     (0.46)     (0.94)      0.26       0.06       0.46
Dividends and distributions............
                                         --------   --------   --------   --------   --------
    Total from investment operations...      0.33      (0.17)      1.04       0.86       1.27
                                         --------   --------   --------   --------   --------
LESS DISTRIBUTIONS:
Dividends from net investment income...     (0.02)     (0.76)     (0.77)     (0.78)     (0.84)
Dividends in excess of net investment
  income...............................        --         --         --      (0.01)        --
                                         --------   --------   --------   --------   --------
    Total distributions................     (0.02)     (0.76)     (0.77)     (0.79)     (0.84)
                                         --------   --------   --------   --------   --------
Net Asset Value, end of year...........  $   7.52   $   7.21   $   8.14   $   7.87   $   7.80
                                         ========   ========   ========   ========   ========
TOTAL INVESTMENT RETURN:(b)............      4.61%     (2.36)%    13.78%     11.39%     17.56%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in
  millions)............................    $802.2     $789.3     $568.7     $432.9     $367.9
Ratios to average net assets:
  Expenses.............................      0.60%      0.58%      0.57%      0.63%      0.61%
  Net investment income................     10.48%     10.31%      9.78%      9.89%     10.34%
Portfolio turnover rate................        58%        63%       106%        88%       139%

(a) Calculations are based on average month-end shares outstanding.

(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       D4

FINANCIAL HIGHLIGHTS

                                                              STOCK INDEX
                                         -----------------------------------------------------
                                                              YEAR ENDED
                                                             DECEMBER 31,
                                         -----------------------------------------------------
                                           1999       1998       1997       1996     1995(a)
                                         ---------  ---------  ---------  ---------  ---------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of year.....  $  37.74   $  30.22   $  23.74   $  19.96   $  14.96
                                         --------   --------   --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..................      0.44       0.42       0.43       0.40       0.40
Net realized and unrealized gains
  (losses) on investments..............      7.23       8.11       7.34       4.06       5.13
                                         --------   --------   --------   --------   --------
    Total from investment operations...      7.67       8.53       7.77       4.46       5.53
                                         --------   --------   --------   --------   --------
LESS DISTRIBUTIONS:
Dividends from net investment income...     (0.43)     (0.42)     (0.42)     (0.40)     (0.38)
Distributions from net realized
  gains................................     (0.53)     (0.59)     (0.87)     (0.28)     (0.15)
                                         --------   --------   --------   --------   --------
    Total distributions................     (0.96)     (1.01)     (1.29)     (0.68)     (0.53)
                                         --------   --------   --------   --------   --------
Net Asset Value, end of year...........  $  44.45   $  37.74   $  30.22   $  23.74   $  19.96
                                         ========   ========   ========   ========   ========
TOTAL INVESTMENT RETURN:(b)............     20.54%     28.42%     32.83%     22.57%     37.06%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in
  millions)............................  $4,655.0   $3,548.1   $2,448.2   $1,581.4   $1,031.3
Ratios to average net assets:
  Expenses.............................      0.39%      0.37%      0.37%      0.40%      0.38%
  Net investment income................      1.09%      1.25%      1.55%      1.95%      2.27%
Portfolio turnover rate................         2%         3%         5%         1%         1%

                                                        EQUITY INCOME PORTFOLIO
                                         -----------------------------------------------------
                                                              YEAR ENDED
                                                             DECEMBER 31,
                                         -----------------------------------------------------
                                           1999       1998       1997       1996     1995(a)
                                         ---------  ---------  ---------  ---------  ---------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of year.....  $  20.03   $  22.39   $  18.51   $  16.27   $  14.48
                                         --------   --------   --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..................      0.51       0.56       0.61       0.58       0.64
Net realized and unrealized gains
  (losses) on investments..............      1.89      (1.03)      6.06       2.88       2.50
Dividends and distributions............
                                         --------   --------   --------   --------   --------
    Total from investment operations...      2.40      (0.47)      6.67       3.46       3.14
                                         --------   --------   --------   --------   --------
LESS DISTRIBUTIONS:
Dividends from net investment income...     (0.50)     (0.59)     (0.57)     (0.71)     (0.62)
Distributions from net realized
  gains................................     (2.41)     (1.30)     (2.22)     (0.51)     (0.73)
                                         --------   --------   --------   --------   --------
    Total distributions................     (2.91)     (1.89)     (2.79)     (1.22)     (1.35)
                                         --------   --------   --------   --------   --------
Net Asset Value, end of year...........  $  19.52   $  20.03   $  22.39   $  18.51   $  16.27
                                         ========   ========   ========   ========   ========
TOTAL INVESTMENT RETURN:(b)............     12.52%     (2.38)%    36.61%     21.74%     21.70%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in
  millions)............................  $2,024.0   $2,142.3   $2,029.8   $1,363.5   $1,110.0
Ratios to average net assets:
  Expenses.............................      0.42%      0.42%      0.41%      0.45%      0.43%
  Net investment income................      2.34%      2.54%      2.90%      3.36%      4.00%
Portfolio turnover rate................        16%        20%        38%        21%        64%

(a) Calculations are based on average month-end shares outstanding.

(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       D5

FINANCIAL HIGHLIGHTS

                                                            EQUITY CLASS I                      EQUITY CLASS II
                                         -----------------------------------------------------  ----------------
                                                              YEAR ENDED                        MAY 3, 1999(d)
                                                             DECEMBER 31,                         THROUGH
                                         -----------------------------------------------------  DECEMBER 31,
                                           1999       1998       1997       1996     1995(a)       1999
                                         ---------  ---------  ---------  ---------  ---------  ----------------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period...  $  29.64   $  31.07   $  26.96   $  25.64   $  20.66       $ 32.79
                                         --------   --------   --------   --------   --------       -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..................      0.54       0.60       0.69       0.71       0.55          0.28
Net realized and unrealized gains on
  investments..........................      3.02       2.21       5.88       3.88       5.89         (0.60)
                                         --------   --------   --------   --------   --------       -------
    Total from investment operations...      3.56       2.81       6.57       4.59       6.44         (0.32)
                                         --------   --------   --------   --------   --------       -------
LESS DISTRIBUTIONS:
Dividends from net investment income...     (0.53)     (0.60)     (0.70)     (0.67)     (0.52)        (0.34)
Distributions from net realized
  gains................................     (3.77)     (3.64)     (1.76)     (2.60)     (0.94)        (3.21)
                                         --------   --------   --------   --------   --------       -------
    Total distributions................     (4.30)     (4.24)     (2.46)     (3.27)     (1.46)        (3.55)
                                         --------   --------   --------   --------   --------       -------
Net Asset Value, end of period.........  $  28.90   $  29.64   $  31.07   $  26.96   $  25.64       $ 28.92
                                         ========   ========   ========   ========   ========       =======
TOTAL INVESTMENT RETURN:(b)............     12.49%      9.34%     24.66%     18.52%     31.29%        (0.68)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  millions)............................  $6,235.0   $6,247.0   $6,024.0   $4,814.0   $3,813.8          $0.3
Ratios to average net assets:
  Expenses.............................      0.47%      0.47%      0.46%      0.50%      0.48%         0.87%(c)
  Net investment income................      1.72%      1.81%      2.27%      2.54%      2.28%         1.33%(c)
Portfolio turnover rate................         9%        25%        13%        20%        18%            9%

                                                            PRUDENTIAL JENNISON
                                         ----------------------------------------------------------
                                                                                    APRIL 25,
                                                        YEAR ENDED                 1995(d)(a)
                                                       DECEMBER 31,                    TO
                                         ----------------------------------------  DECEMBER 31,
                                           1999       1998      1997      1996        1995
                                         ---------  ---------  --------  --------  ----------------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period...  $  23.91   $  17.73   $ 14.32   $ 12.55       $ 10.00
                                         --------   --------   -------   -------       -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..................      0.05       0.04      0.04      0.02          0.02
Net realized and unrealized gains on
  investments..........................      9.88       6.56      4.48      1.78          2.54
                                         --------   --------   -------   -------       -------
    Total from investment operations...      9.93       6.60      4.52      1.80          2.56
                                         --------   --------   -------   -------       -------
LESS DISTRIBUTIONS:
Dividends from net investment income...     (0.05)     (0.04)    (0.04)    (0.03)        (0.01)
Distributions from net realized
  gains................................     (1.40)     (0.38)    (1.07)       --            --
                                         --------   --------   -------   -------       -------
    Total distributions................     (1.45)     (0.42)    (1.11)    (0.03)        (0.01)
                                         --------   --------   -------   -------       -------
Net Asset Value, end of period.........  $  32.39   $  23.91   $ 17.73   $ 14.32       $ 12.55
                                         ========   ========   =======   =======       =======
TOTAL INVESTMENT RETURN:(b)............     41.76%     37.46%    31.71%    14.41%        24.20%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  millions)............................  $2,770.7   $1,198.7    $495.9    $226.5         $63.1
Ratios to average net assets:
  Expenses.............................      0.63%      0.63%     0.64%     0.66%         0.79%(c)
  Net investment income................      0.17%      0.20%     0.25%     0.20%         0.15%(c)
Portfolio turnover rate................        58%        54%       60%       46%           37%

(a) Calculations are based on average month-end shares outstanding.

(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for less than a full year are not annualized.

(c) Annualized

(d) Commencement of offering of Class II shares.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       D6

FINANCIAL HIGHLIGHTS

                                                          SMALL CAPITALIZATION STOCK
                                         ------------------------------------------------------------
                                                       YEAR ENDED
                                                      DECEMBER 31,               APRIL 25, 1995(d)
                                         --------------------------------------       TO
                                          1999      1998      1997      1996     DECEMBER 31, 1995(a)
                                         --------  --------  --------  --------  --------------------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period...  $ 14.71   $ 15.93   $ 13.79   $ 11.83         $ 10.00
                                         -------   -------   -------   -------         -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..................     0.10      0.09      0.10      0.09            0.08
Net realized and unrealized gains
  (losses) on investments..............     1.71     (0.25)     3.32      2.23            1.91
                                         -------   -------   -------   -------         -------
    Total from investment operations...     1.81     (0.16)     3.42      2.32            1.99
                                         -------   -------   -------   -------         -------
LESS DISTRIBUTIONS:
Dividends from net investment income...       --     (0.09)    (0.10)    (0.09)          (0.04)
Distributions from net realized
  gains................................    (0.27)    (0.97)    (1.18)    (0.27)          (0.12)
                                         -------   -------   -------   -------         -------
    Total distributions................    (0.27)    (1.06)    (1.28)    (0.36)          (0.16)
                                         -------   -------   -------   -------         -------
Net Asset Value, end of period.........    16.25   $ 14.71   $ 15.93   $ 13.79         $ 11.83
                                         =======   =======   =======   =======         =======
TOTAL INVESTMENT RETURN:(b)............    12.68%    (0.76)%   25.17%    19.77%          19.74%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  millions)............................   $437.5    $360.4    $290.3    $147.9           $47.5
Ratios to average net assets:
  Expenses.............................     0.45%     0.47%     0.50%     0.56%           0.60%(c)
  Net investment income................     0.70%     0.57%     0.69%     0.87%           0.68%(c)
Portfolio turnover rate................       31%       26%       31%       13%             32%

                                                             GLOBAL
                                         ----------------------------------------------
                                                           YEAR ENDED
                                                          DECEMBER 31,
                                         ----------------------------------------------
                                           1999      1998     1997     1996    1995(a)
                                         ---------  -------  -------  -------  --------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of year.....  $  21.16   $17.92   $17.85   $15.53    $13.88
                                         --------   ------   ------   ------    ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..................      0.06     0.07     0.09     0.11      0.06
Net realized and unrealized gains
  (losses) on investments..............     10.04     4.38     1.11     2.94      2.14
                                         --------   ------   ------   ------    ------
    Total from investment operations...     10.10     4.45     1.20     3.05      2.20
                                         --------   ------   ------   ------    ------
LESS DISTRIBUTIONS:
Dividends from net investment income...        --    (0.16)   (0.13)   (0.11)    (0.24)
Dividends in excess of net investment
  income...............................     (0.10)   (0.12)   (0.10)      --        --
Distributions from net realized
  gains................................     (0.18)   (0.93)   (0.90)   (0.62)    (0.31)
                                         --------   ------   ------   ------    ------
    Total distributions................     (0.28)   (1.21)   (1.13)   (0.73)    (0.55)
                                         --------   ------   ------   ------    ------
Net Asset Value, end of year...........  $  30.98   $21.16   $17.92   $17.85    $15.53
                                         ========   ======   ======   ======    ======
TOTAL INVESTMENT RETURN:(b)                 48.27%   25.08%    6.98%   19.97%    15.88%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in
  millions)............................  $1,298.3   $844.5   $638.4   $580.6    $400.1
Ratios to average net assets:
  Expenses.............................      0.84%    0.86%    0.85%    0.92%     1.06%
  Net investment income................      0.21%    0.29%    0.47%    0.64%     0.44%
Portfolio turnover rate................        76%      73%      70%      41%       59%

(a) Calculations are based on average month-end shares outstanding.

(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for less than a full year are not annualized.

(c) Annualized

(d) Commencement of operations.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       D7

FINANCIAL HIGHLIGHTS

                                                      NATURAL RESOURCES
                                         -------------------------------------------
                                                         YEAR ENDED
                                                        DECEMBER 31,
                                         -------------------------------------------
                                          1999     1998     1997     1996     1995
                                         -------  -------  -------  -------  -------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of year.....  $11.98   $15.24   $19.77   $17.27   $14.44
                                         ------   ------   ------   ------   ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income..................    0.10     0.09     0.12     0.15     0.21
Net realized and unrealized gains
  (losses) on investments..............    5.40    (2.48)   (2.43)    5.11     3.66
                                         ------   ------   ------   ------   ------
    Total from investment operations...    5.50    (2.39)   (2.31)    5.26     3.87
                                         ------   ------   ------   ------   ------
LESS DISTRIBUTIONS:
Dividends from net investment income...   (0.10)   (0.11)   (0.10)   (0.14)   (0.21)
Distributions from net realized
  gains................................      --    (0.75)   (2.12)   (2.62)   (0.83)
Tax return of capital distributions....      --    (0.01)      --       --       --
                                         ------   ------   ------   ------   ------
    Total distributions................   (0.10)   (0.87)   (2.22)   (2.76)   (1.04)
                                         ------   ------   ------   ------   ------
Net Asset Value, end of year...........  $17.38   $11.98   $15.24   $19.77   $17.27
                                         ======   ======   ======   ======   ======
TOTAL INVESTMENT RETURN: (b)...........   45.99%  (17.10)% (11.59)%  30.88%   26.92%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in
  millions)............................  $289.5   $236.9   $358.0   $438.4   $293.2
Ratios to average net assets:
  Expenses.............................    0.57%    0.61%    0.54%    0.52%    0.50%
  Net investment income................    0.70%    0.63%    0.60%    0.75%    1.25%
Portfolio turnover rate................      26%      12%      32%      36%      46%

(a) Calculations are based on average month-end shares outstanding.

(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       D8

                       REPORT OF INDEPENDENT ACCOUNTANTS

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF THE PRUDENTIAL SERIES FUND, INC.:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of Money Market Portfolio, Diversified Bond Portfolio, Government Income Portfolio, Zero Coupon Bond 2000 Portfolio, Zero Coupon Bond 2005 Portfolio, Conservative Balanced Portfolio, Flexible Managed Portfolio, High Yield Bond Portfolio, Stock Index Portfolio, Equity Income Portfolio, Equity Portfolio, Prudential Jennison Portfolio, Small Capitalization Stock Portfolio, Global Portfolio and Natural Resources Portfolio (fifteen of the seventeen portfolios that constitute The Prudential Series Fund, Inc.; the Portfolios) at December 31, 1999, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. The financial highlights of each Portfolio for the period ended December 31, 1995 were audited by other independent accountants whose opinion dated February 15, 1996 was unqualified.

As explained in Note 8, the Zero Coupon Bond 2000 Portfolio will be liquidated on or about November 15, 2000.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036
February 23, 2000

                                TAX INFORMATION
                                  (UNAUDITED)

Although we understand that the vast majority, if not all, of the shareholders/contract holders of the Series Fund currently maintain a tax deferred status, we are nevertheless required by the Internal Revenue Code to advise you within 60 days of the Series Fund's fiscal year end (December 31, 1999) as to the federal tax status of dividends paid by the Series Fund during such fiscal year. Accordingly, we are advising you that in 1999, the Series Fund paid dividends as follows:

                                         ORDINARY DIVIDENDS
                                         ------------------
                                                  SHORT-TERM       LONG-TERM       TOTAL
                                       INCOME    CAPITAL GAINS   CAPITAL GAINS   DIVIDENDS
                                      --------   -------------   -------------   ---------
Money Market Porfolio                  $0.490           --              --        $0.490
Diversified Bond Portfolio                 --       $0.029          $0.001         0.030
Government Income Portfolio                --           --              --            --
Zero Coupon Bond 2000 Portfolio            --           --           0.024         0.024
Conservative Balanced Portfolio         0.623        0.043           0.043         0.709
Flexible Managed Portfolio              0.001        0.100           0.093         0.194
High Yield Bond Portfolio               0.020           --              --         0.020
Stock Index Portfolio                   0.434        0.069           0.462         0.965
Equity Income Portfolio                 0.496        0.164           2.247         2.907
Equity Portfolio                        0.530        0.260           3.511         4.301
Prudential Jennison Portfolio           0.047           --           1.397         1.444
Small Capitalization Stock Portfolio       --        0.065           0.208         0.273
Global Portfolio                        0.100        0.018           0.157         0.275
Natural Resources Portfolio             0.104           --              --         0.104

                                       E1

================================================================================

                        The Prudential Series Fund, Inc.
                               Board of Directors


     JOHN R. STRANGFELD                    W. SCOTT McDONALD, JR., Ph.D.
     Chairman,                             Vice President,
     The Prudential Series Fund, Inc.      Kaludis Consulting Group


     SAUL K. FENSTER, Ph.D.                JOSEPH  WEBER, Ph.D.
     President,                            Vice President,
     New Jersey Institute of Technology    Interclass (international corporate
                                           learning)

================================================================================

The toll-free numbers below can be used to make transfers and reallocations, review how your premiums are being allocated and receive current investment option values in your contract. Unit values for each investment option are available to all Contract Owners from the toll-free numbers. The phone lines are open each business day during the hours shown. Please be sure to have your contract number available when you call.

If you own a variable life insurance contract, please call the following telephone number:

                                   [GRAPHIC]

                                (800) 778-2255
                        8 a.m. -  Midnight Eastern Time

If you own a variable annuity contract, please call the following telephone number:

                                   [GRAPHIC]

                                (800) 778-2888
                         8 a.m. - 9 p.m. Eastern Time


================================================================================

Standard & Poor's 500 Composite Stock Price Index (S&P 500) comprises 500 large, established, publicly traded stocks. Morgan Stanley Capital International Europe Index comprises approximately 620 European companies. Salomon Brothers Extended Market Index defines the small capitalization stock universe or remaining 20% of the available capital of each country and includes the remaining 75% of the BMI issues. The BMI measures the performance of the entire universe of institutionally investable securities. Morgan Stanley Capital International Europe, Australia, Far East Index is a weighted, unmanaged index of performance that reflects stock price movements in Europe, Australasia, and the Far East. S&P 500/Barra Value Index contains companies within the S&P 500 with lower price-to-book ratios. S&P 500/Barra Growth Index contains companies within the S&P 500 with higher price-to-book ratios. Russell 2000 Value Index measures the performance of Russell 2000 companies with lower price-to-book ratios. Russell 2000 Growth Index measures the performance of Russell 2000 companies with higher price-to-book ratios. Morgan Stanley Capital International World Free Index contains companies in the MSCI World Index that reflect actual buyable opportunities for the nondomestic investor by taking into account local market restrictions on share ownership by foreigners. These indexes are calculated in U.S. dollars, without dividends reinvested. Morgan Stanley Capital International Japan Index measures the performance of Japan's stock market.

================================================================================

Whether providing insurance protection for home, family and business or arranging to cover future education and retirement expenses, Prudential people have always been able to deliver something more: personal service, quality, attention to detail and the financial strength of The Rock(R). Since 1875, Prudential has been helping individuals and families meet their financial needs.

================================================================================

In the past, Contract Owners who held several variable contracts at the same address received multiple copies of annual and semiannual reports. In an effort to lessen waste and reduce your fund's expenses of postage and printing, we will attempt to mail only one copy of this report for the contracts listed on the cover, based on our current records for Contract Owners with the same last name and same address. No action on your part is necessary. Upon request, we will furnish you with additional reports by contacting the reallocation area through the toll-free numbers listed on the inside back cover of this report. Proxy material and tax information will continue to be sent to each account of record.



                                                             ----------------
P.O. Box 7478                                                    Bulk Rate
Philadelphia, PA 19101-7478                                    U.S. Postage
                                                                   PAID
                                                                Prudential
                                                             ----------------





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